UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/S

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-7852

USAA MUTUAL FUNDS TRUST
(Exact name of registrant as specified in charter)

9800 Fredericksburg Road
San Antonio, TX 78288
(Address of principal executive offices and zip code)

Daniel J. Mavico USAA Mutual Funds Trust 9800 Fredericksburg Road San Antonio, TX 78288
Registrant's telephone number, including area code: (210) 498-0226
Date of fiscal year end: December 31
Date of reporting period: June 30, 2016

ITEM 1. SEMIANNUAL REPORTS TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORTS FOR PERIOD ENDING June 30, 2016

[LOGO OF USAA]
   USAA(R)
                                    [GRAPHIC OF USAA TOTAL RETURN STRATEGY FUND]

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       SEMIANNUAL REPORT
       USAA TOTAL RETURN STRATEGY FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JUNE 30, 2016

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PRESIDENT'S MESSAGE

"WE BELIEVE HOWEVER, THAT IT'S IMPORTANT FOR
INVESTORS TO STAY FOCUSED ON THEIR LONG-TERM,       [PHOTO OF BROOKS ENGLEHARDT]
OBJECTIVES USING AN INVESTMENT PLAN THAT IS
BASED ON THEIR TIME HORIZON AND RISK TOLERANCE."

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AUGUST 2016

The reporting period ended June 30, 2016, started and ended in a dramatic fashion. During the first six weeks of 2016, worries about global economic growth drove an increase in volatility and a steep sell-off in global stocks.
Although the decline was followed by a strong rally, market uncertainty continued throughout the reporting period. Volatility spiked in the final days of June 2016, as new concerns about the global economy and the United Kingdom's unexpected vote to exit the European Union ("Brexit") rattled the financial markets. When all was said and done, the broad U.S. stock market finished in positive territory--near its high for the reporting period. In general,
non-U.S. stock indexes were down slightly.

The strong performance of U.S. stocks was due in part to the growth of the U.S.
economy, which continued to outperform the world's other large economies. That said, the U.S. economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to escape a recession and return to a normal rate of economic growth. Slower spending by households that are seeking to reduce their debt has impeded the recovery. Also, while the American consumer was expected to benefit from the huge drop in the price of oil, savings at the pump were offset by higher costs in other parts of the economy, including housing and health care. As a result, consumer spending has been lower than expected.

In response to the unexpected soft market and what the Federal Reserve (the
Fed) chair Janet Yellen termed "sizable" economic uncertainties, the Fed backed off its earlier guidance and did not raise interest rates during the reporting period. Fed policymakers have indicated their desire to increase interest rates to what they consider "normal levels," if only to have more policy tools at their disposal in case of a recession. In our view, the Fed will likely remain on a "lower for longer" track to avoid derailing U.S. economic growth.
Furthermore, the market volatility that was unleashed by the "Brexit" vote may lead the Fed to scale back further its plans for interest rate increases this year and in 2017.

Meanwhile, corporate earnings during the reporting period were disappointing.
In the first quarter of 2016, for example, the companies in the S&P 500(R) Index experienced a fourth consecutive quarter of year-over-year earnings declines. To

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compensate for this, many companies have cut operating costs, reduced capital spending, and bought back shares. However, we think they may have extracted most of what they can using these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Because of heightened volatility during the reporting period, investors generally favored safe-haven assets, such as gold and U.S. Treasuries. In mid-June 2016, for example, strong demand drove 10-year U.S. Treasury yields--which move in the opposite direction of prices--to their lowest level since 2012. On July 5th, just two trading days after the end of the reporting period, 10-year Treasury yields sank to a record low of 1.37% amid ongoing uncertainty about the impact of "Brexit". Government bond yields around the world also fell, reflecting persistent worries about weak global growth and limits to what central banks can do to support their economies through monetary stimulus.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation relative to the risks assumed. We believe however, that it's important for investors to stay focused on their long-term objectives, using an investment plan that is based on their time horizon and risk tolerance. Market conditions are always in fluctuation and time horizon matters--even price movements like those seen during the reporting period have historically smoothed out in the long term. A plan can also keep you from making hasty portfolio decisions based on market turmoil, while giving you flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

On behalf of all of us at USAA Investments, thank you for the opportunity to help you achieve your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. o Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities market. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

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FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Portfolio of Investments                                                 12

    Notes to Portfolio of Investments                                        17

    Financial Statements                                                     19

    Notes to Financial Statements                                            22

EXPENSE EXAMPLE                                                              43

ADVISORY AGREEMENT(S)                                                        45

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

208369-0816

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FUND OBJECTIVE

THE USAA TOTAL RETURN STRATEGY FUND (THE FUND) SEEKS CAPITAL APPRECIATION
THROUGH THE USE OF A DYNAMIC ALLOCATION STRATEGY, ACROSS STOCKS, BONDS, AND
CASH INSTRUMENTS.

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TYPES OF INVESTMENTS

In seeking to achieve its objective, the Fund's assets are invested pursuant to a dynamic asset allocation strategy that shifts assets among equity securities, investment-grade bonds, and/or cash equivalents. The dynamic asset allocation strategy seeks to identify the most attractive asset classes based on a multifaceted approach using both a valuation and fundamental framework. The
Fund generally will invest in U.S. and foreign stocks and investment-grade bonds, directly or through exchange-traded funds (ETFs), and/or cash equivalents through investment in short-term, high-quality money market instruments or money market funds. Equity securities in which the Fund may invest include common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, preferred securities, and
ETFs. The bond and money market securities in which the Fund may invest include obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including preferred and synthetic securities.

In addition, in an attempt to reduce the Fund's volatility over time, the Fund may employ an options-based risk-management strategy by purchasing and/or selling options on component indices or corresponding ETFs and individual equities to attempt to provide the Fund with fairly consistent returns over a wide range of equity market environments.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company
    WASIF A. LATIF
    ANTHONY M. ERA
    LANCE HUMPHREY, CFA*

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o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced robust returns during the reporting period ended
    June 30, 2016, with gains for stocks and bonds alike.

    The investment backdrop for the reporting period proved highly supportive for stocks. Concerns about global growth receded due to an impressive recovery in commodity prices and signs of stabilizing economic conditions in
    China. Global monetary policy, particularly the decisions of the European
    Central Bank and the Bank of Japan to cut interest rates, also was favorable. In addition, a series of Federal Reserve (the Fed) statements gave investors confidence that interest rates would remain low for an extended length of time. A drop in global bond yields was an additional positive in that it increased investors' willingness to take on the higher risk of owning equities. Although the markets experienced stretches of volatility--most notably in the wake of the United Kingdom's vote to leave the European Union ("Brexit")--these factors generally had a beneficial effect on stock prices.

    Emerging markets performed particularly well, as the combination of an increased investor appetite for risk, recovering commodity prices, and low interest rates enabled the asset class to rebound from its weak performance during the past two years. Domestic equities also generated a gain, thanks in part to the relative strength of the U.S. economy. However, developed

    *Effective May 1, 2016, Lance Humphrey began co-managing the Fund.

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2  | USAA TOTAL RETURN STRATEGY FUND

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    international markets lost ground due to the comparative weakness in Europe and Japan, as well as the late-June 2016 sell-off in European equities sparked by the "Brexit" vote.

    Accommodative monetary policies also provided a boost to bonds by driving down yields across the major world markets. (Prices and yields move in opposite directions). Longer-term bonds delivered noteworthy gains, as investors saw little threat from inflation or a more aggressive Fed policy.
    The drop in yields fueled increased demand for investment-grade corporate and high-yield bonds, allowing these categories to outpace the return of government debt.

o   HOW DID THE USAA TOTAL RETURN STRATEGY FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. At the end of the reporting period, the Fund Shares and Institutional Shares had total returns of 14.72% and 14.89%, respectively. This compares to total returns of 3.84% for the S&P 500 Index(R), 1.23% for the MSCI All-Country
    World Index*, 5.68% for the Barclays U.S. Universal Index, and 2.90% for the
    Lipper Flexible Portfolio Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund's strong results were a direct reflection of our active strategy, which enables us to seek opportunities anywhere in the financial markets while avoiding asset classes with less compelling risk/return profiles.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to page 8 for benchmark definitions.

    *As of May 1, 2016, the MSCI All-Country World Index replaced the S&P 500(R)
    Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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    Several aspects of our positioning added value in the first half of 2016, which helps illustrate the potential value of the Fund's unique approach.

    First, the Fund gained a substantial benefit from its allocation to gold and silver, via exchange-traded funds (ETFs), as well as precious-metals equities. The price of gold surged in January and February of 2016 behind the pullback in the U.S. dollar, and after a three-month pause, rose again in June of 2016 as investors sought shelter from the fallout of "Brexit".
    After lagging considerably in the prior two calendar years, gold stocks rebounded strongly in conjunction with the recovery in the commodity and finished as one of the best performing segments within the global equity markets.

    The Fund also benefited from having more than half of its portfolio allocated to fixed income. Almost all of the bond allocation was invested in
    ETFs linked to the performance of longer-term U.S. Treasuries and Treasury
    Inflation Protected Securities (TIPS). Both market segments staged impressive rallies thanks to the backdrop of slow growth and improving expectations regarding Fed policy. In addition, TIPS gained a further benefit from signs of gradually rising inflation in the U.S. economy.

    The Fund's position in emerging-market stocks, which it achieves through investments in ETFs, delivered a healthy gain as well. The emerging-markets sector lagged in 2015 on concerns about slowing growth, but stabilizing economic data from China and improving investor sentiment in Brazil fueled outperformance relative to the U.S. and developed international markets during the reporting period.

    The Fund's allocation to the developed-market international equities also detracted from results. While the asset class continues to offer an attractive valuation relative to the United States, we are cautious given weakness in corporate earnings growth and the uncertainty in the macroeconomic environment. We therefore reduced the extent of the Fund's weighting in this category during the course of the reporting period.

    The Fund held a short position in small-cap stocks using Russell 2000 Index futures. (A short position rises in value when the price of the underlying investment falls). The basis for this strategy was our view that

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4  | USAA TOTAL RETURN STRATEGY FUND

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    the asset class was overvalued, particularly in relation to large cap stocks. While this position helped smooth downside risk during times of weak market performance, it was a net detractor given that small cap stocks finished the reporting period with a modest gain.

    Our hedging program, which is designed to help cushion the effect of large stock market sell-offs, had mixed results. Although this strategy helped offset some of the volatility that occurred at various points throughout the first half of 2016, it was a slight overall detractor given equities'
    positive performance.

    We continue to hold a cautious view regarding the overall outlook for the financial markets. Although the investment backdrop remains generally favorable--highlighted by a stable U.S. economy and supportive central bank policies globally--the likelihood of negative surprises is high. For example, China's growth prospects, volatility in commodity prices, geopolitical headlines, and the approaching U.S. elections are all factors that could lead to unstable short-term market performance in the months ahead. Amid this uncertain outlook, our approach is to remain true to our longstanding strategy of using fundamentals and valuations to construct portfolios that can capitalize on a wide range of possible outcomes. We believe this steady approach is appropriate at a time in which risks and opportunities appear to be in roughly equal balance.

    Thank you for allowing us to help you manage your investments.

    As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o ETFs are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.
    Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased volatility. It may be more volatile than other asset classes that diversify across many industries and companies.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA TOTAL RETURN STRATEGY FUND SHARES (FUND SHARES)
(Ticker Symbol: USTRX)

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                                              6/30/16              12/31/15
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Net Assets                                  $84.0 Million        $76.2 Million
Net Asset Value Per Share                      $9.12                $7.96

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                     AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
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   12/31/15-6/30/16*            1 YEAR            5 YEARS            10 YEARS
        14.72%                   4.17%             1.58%               1.25%

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                            EXPENSE RATIO AS OF 12/31/15**
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                                         1.56%

         (Includes acquired fund fees and expenses of 0.30%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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6  | USAA TOTAL RETURN STRATEGY FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                          BARCLAYS U.S.         LIPPER FLEXIBLE                               USAA TOTAL
                      S&P 500              UNIVERSAL            PORTFOLIO FUNDS      MSCI ALL-COUNTRY      RETURN STRATEGY
                       INDEX                 INDEX                  INDEX               WORLD INDEX           FUND SHARES
 6/30/2006           $10,000.00            $10,000.00             $10,000.00            $10,000.00            $10,000.00
 7/31/2006            10,061.69             10,137.66              10,033.24             10,068.25             10,030.00
 8/31/2006            10,301.08             10,295.47              10,210.27             10,329.28             10,071.00
 9/30/2006            10,566.54             10,389.34              10,322.79             10,449.66             10,104.00
10/31/2006            10,910.87             10,465.89              10,595.32             10,841.57             10,145.00
11/30/2006            11,118.35             10,590.94              10,832.29             11,148.13             10,277.00
12/31/2006            11,274.31             10,545.58              10,940.98             11,396.87             10,310.00
 1/31/2007            11,444.82             10,548.42              11,070.92             11,510.24             10,444.00
 2/28/2007            11,220.97             10,710.64              11,027.69             11,449.64             10,228.00
 3/31/2007            11,346.47             10,713.79              11,131.22             11,679.40             10,293.00
 4/30/2007            11,849.07             10,777.11              11,478.46             12,196.58             10,624.00
 5/31/2007            12,262.54             10,706.86              11,736.75             12,560.31             10,944.00
 6/30/2007            12,058.82             10,661.50              11,683.52             12,523.42             10,884.00
 7/31/2007            11,684.94             10,715.05              11,565.27             12,332.18             10,749.00
 8/31/2007            11,860.10             10,842.31              11,557.41             12,298.06             10,853.00
 9/30/2007            12,303.65             10,939.65              12,012.96             12,958.25             11,163.00
10/31/2007            12,499.37             11,038.87              12,332.74             13,463.78             11,256.00
11/30/2007            11,976.81             11,198.89              12,040.80             12,868.50             10,913.00
12/31/2007            11,893.72             11,231.34              11,988.03             12,726.05             10,795.00
 1/31/2008            11,180.31             11,394.19              11,598.39             11,683.72             10,530.00
 2/29/2008            10,817.11             11,393.88              11,525.05             11,716.70             10,450.00
 3/31/2008            10,770.41             11,417.50              11,371.76             11,544.85             10,408.00
 4/30/2008            11,294.96             11,428.84              11,782.10             12,188.84             10,766.00
 5/31/2008            11,441.26             11,357.97              11,968.72             12,379.42             11,009.00
 6/30/2008            10,476.72             11,324.89              11,431.07             11,362.90             10,601.00
 7/31/2008            10,388.65             11,307.57              11,214.90             11,067.83             10,555.00
 8/31/2008            10,538.92             11,407.42              11,176.56             10,829.27             10,694.00
 9/30/2008             9,599.82             11,193.85              10,129.47              9,475.82              9,977.00
10/31/2008             7,987.55             10,791.28               8,571.76              7,598.18              8,769.00
11/30/2008             7,414.41             11,075.41               8,088.89              7,099.00              8,339.00
12/31/2008             7,493.30             11,498.46               8,389.37              7,356.29              8,527.00
 1/31/2009             6,861.72             11,433.25               8,033.35              6,727.78              8,054.00
 2/28/2009             6,131.10             11,372.46               7,491.43              6,069.05              7,545.00
 3/31/2009             6,668.15             11,543.50               7,987.80              6,568.96              7,858.00
 4/30/2009             7,306.36             11,662.57               8,627.52              7,344.40              8,190.00
 5/31/2009             7,715.02             11,793.30               9,176.91              8,076.18              8,605.00
 6/30/2009             7,730.33             11,883.39               9,026.29              8,030.90              8,552.00
 7/31/2009             8,315.03             12,108.30               9,760.89              8,737.84              8,884.00
 8/31/2009             8,615.23             12,249.10               9,998.71              9,050.35              9,014.00
 9/30/2009             8,936.71             12,415.42              10,422.67              9,465.56              9,182.00
10/31/2009             8,770.70             12,486.93              10,260.04              9,319.28              9,134.00
11/30/2009             9,296.79             12,645.37              10,697.70              9,702.56              9,431.00
12/31/2009             9,476.36             12,487.56              10,836.35              9,903.49              9,571.00
 1/31/2010             9,135.46             12,677.50              10,553.08              9,475.49              9,403.00
 2/28/2010             9,418.46             12,725.38              10,735.86              9,596.19              9,571.00
 3/31/2010             9,986.81             12,742.39              11,259.94             10,213.55              9,811.00
 4/30/2010            10,144.48             12,883.83              11,431.42             10,230.73              9,823.00
 5/31/2010             9,334.44             12,942.10              10,774.00              9,260.80              9,535.00
 6/30/2010             8,845.79             13,142.76              10,423.37              8,975.50              9,162.00
 7/31/2010             9,465.56             13,312.86              10,983.37              9,705.82              9,547.00
 8/31/2010             9,038.24             13,479.49              10,722.03              9,366.52              9,222.00
 9/30/2010             9,844.86             13,522.33              11,403.57             10,262.58              9,763.00
10/31/2010            10,219.45             13,591.32              11,779.38             10,633.48              9,895.00
11/30/2010            10,220.76             13,501.86              11,770.26             10,396.88              9,811.00
12/31/2010            10,903.82             13,382.16              12,235.36             11,158.23             10,050.00
 1/31/2011            11,162.26             13,413.66              12,490.99             11,333.34             10,159.00
 2/28/2011            11,544.67             13,456.50              12,743.18             11,663.35             10,352.00
 3/31/2011            11,549.26             13,472.56              12,801.11             11,651.71             10,400.00
 4/30/2011            11,891.30             13,647.39              13,164.21             12,128.41             10,581.00
 5/31/2011            11,756.69             13,816.23              13,050.04             11,867.70             10,520.00
 6/30/2011            11,560.72             13,771.50              12,859.98             11,680.70             10,472.00
 7/31/2011            11,325.64             13,985.70              12,756.29             11,490.53             10,340.00
 8/31/2011            10,710.41             14,127.45              12,197.98             10,651.15              9,821.00
 9/30/2011             9,957.48             14,167.77              11,378.91              9,645.55              9,412.00
10/31/2011            11,045.76             14,248.72              12,324.27             10,679.01              9,894.00
11/30/2011            11,021.35             14,206.51              12,135.79             10,359.34             10,050.00
12/31/2011            11,134.09             14,372.52              12,093.80             10,338.40              9,946.00
 1/31/2012            11,633.07             14,528.13              12,651.20             10,939.55             10,235.00
 2/29/2012            12,136.10             14,562.15              13,049.53             11,489.96             10,429.00
 3/31/2012            12,535.49             14,495.37              13,170.02             11,566.24             10,436.00
 4/30/2012            12,456.81             14,652.87              13,138.35             11,434.00             10,436.00
 5/31/2012            11,708.15             14,747.68              12,438.86             10,408.85             10,061.00
 6/30/2012            12,190.55             14,784.85              12,788.84             10,922.94             10,382.00
 7/31/2012            12,359.86             15,005.36              12,945.88             11,072.47             10,503.00
 8/31/2012            12,638.24             15,036.86              13,212.18             11,313.22             10,769.00
 9/30/2012            12,964.84             15,080.96              13,498.61             11,669.54             10,993.00
10/31/2012            12,725.45             15,128.84              13,405.48             11,591.76             10,920.00
11/30/2012            12,799.27             15,165.06              13,522.91             11,739.99             10,872.00
12/31/2012            12,915.93             15,167.90              13,707.31             12,005.91             11,002.00
 1/31/2013            13,584.91             15,088.83              14,128.38             12,559.01             11,221.00
 2/28/2013            13,769.33             15,161.28              14,142.81             12,557.05             11,026.00
 3/31/2013            14,285.72             15,179.24              14,378.65             12,786.65             11,154.00
 4/30/2013            14,560.96             15,345.87              14,577.17             13,151.93             11,105.00
 5/31/2013            14,901.57             15,085.68              14,570.74             13,115.85             10,959.00
 6/30/2013            14,701.46             14,820.13              14,235.93             12,732.49             10,512.00
 7/31/2013            15,449.53             14,868.33              14,755.64             13,342.02             10,695.00
 8/31/2013            15,002.08             14,783.59              14,520.93             13,064.05             10,525.00
 9/30/2013            15,472.54             14,930.70              15,031.16             13,738.82             10,727.00
10/31/2013            16,183.78             15,078.44              15,455.64             14,291.02             10,959.00
11/30/2013            16,676.96             15,029.61              15,602.69             14,493.41             10,886.00
12/31/2013            17,099.16             14,963.77              15,838.17             14,743.45             10,933.00
 1/31/2014            16,507.97             15,162.23              15,571.69             14,153.70             10,885.00
 2/28/2014            17,263.11             15,270.27              16,161.52             14,837.44             11,312.00
 3/31/2014            17,408.22             15,256.10              16,146.76             14,903.41             11,305.00
 4/30/2014            17,536.90             15,382.41              16,171.40             15,045.28             11,391.00
 5/31/2014            17,948.56             15,567.63              16,494.14             15,365.28             11,513.00
 6/30/2014            18,319.34             15,591.26              16,787.44             15,654.57             11,732.00
 7/31/2014            18,066.70             15,542.75              16,539.89             15,464.71             11,572.00
 8/31/2014            18,789.46             15,711.27              16,879.23             15,806.34             11,782.00
 9/30/2014            18,525.96             15,586.53              16,478.83             15,293.77             11,365.00
10/31/2014            18,978.46             15,739.31              16,580.02             15,401.44             11,255.00
11/30/2014            19,488.88             15,822.78              16,727.17             15,659.05             11,353.00
12/31/2014            19,439.78             15,795.69              16,521.55             15,356.89             11,181.00
 1/31/2015            18,856.22             16,096.20              16,503.39             15,116.79             11,230.00
 2/28/2015            19,939.91             16,002.33              16,959.12             15,958.37             11,415.00
 3/31/2015            19,624.57             16,068.48              16,765.48             15,711.10             11,161.00
 4/30/2015            19,812.84             16,049.90              16,967.87             16,166.95             11,248.00
 5/31/2015            20,067.61             16,021.86              17,004.15             16,145.85             11,174.00
 6/30/2015            19,679.14             15,842.94              16,689.05             15,765.75             10,874.00
 7/31/2015            20,091.45             15,935.24              16,775.31             15,902.66             10,713.00
 8/31/2015            18,879.25             15,888.30              16,085.11             14,812.51             10,256.00
 9/30/2015            18,412.11             15,950.36              15,682.43             14,275.87             10,085.00
10/31/2015            19,965.25             16,001.39              16,440.35             15,396.31             10,346.00
11/30/2015            20,024.62             15,943.11              16,353.87             15,269.18             10,060.00
12/31/2015            19,708.80             15,863.42              16,104.35             14,993.81              9,874.00
 1/31/2016            18,730.77             16,038.56              15,501.93             14,089.52              9,812.00
 2/29/2016            18,705.49             16,152.59              15,497.18             13,992.60             10,358.00
 3/31/2016            19,974.44             16,350.41              16,254.08             15,029.56             10,548.00
 4/30/2016            20,051.88             16,461.92              16,477.88             15,251.42             11,057.00
 5/31/2016            20,411.97             16,474.83              16,526.54             15,270.64             10,536.00
 6/30/2016            20,464.86             16,764.63              16,571.48             15,178.20             11,328.00

                                   [END CHART]

                       Data from 6/30/06 to 6/30/16.*

                       See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Flexible Portfolio Funds Index reflects the fees and expenses of the underlying funds included in the Index.

*As of May 1, 2016, the MSCI All-Country World Index replaced the S&P 500(R)
Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Total Return Strategy Fund Shares to the following benchmarks:

o   The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o   The Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade
    144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA
    eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

o   The Lipper Flexible Portfolio Funds Index tracks the performance of the 30 largest funds within the Lipper Flexible Funds category, which includes funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

o   The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

================================================================================

8  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

USAA TOTAL RETURN STRATEGY FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UTRIX)

--------------------------------------------------------------------------------
                                              6/30/16              12/31/15
--------------------------------------------------------------------------------
Net Assets                                 $22.5 Million         $26.2 Million
Net Asset Value Per Share                     $9.13                 $7.97

--------------------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
   12/31/15-6/30/16*            1 YEAR               SINCE INCEPTION 7/12/13
       14.89%                    4.50%                       2.25%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/15**
--------------------------------------------------------------------------------
                                    1.28%

                (Includes acquired fund fees and expenses of 0.30%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies.
Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                                                       USAA TOTAL
                                                                         BARCLAYS           LIPPER FLEXIBLE         RETURN STRATEGY
                        S&P 500              MSCI ALL-COUNTRY        U.S. UNIVERSAL         PORTFOLIO FUNDS       FUND INSTITUTIONAL
                         INDEX                 WORLD INDEX*              INDEX                  INDEX                    SHARES
 7/31/2013             $10,000.00              $10,000.00              $10,000.00              $10,000.00             $10,000.00
 8/31/2013               9,710.38                9,791.66                9,943.01                9,840.93               9,852.00
 9/30/2013              10,014.90               10,297.41               10,041.95               10,186.72              10,051.00
10/31/2013              10,475.26               10,711.29               10,141.31               10,474.39              10,257.00
11/30/2013              10,794.48               10,862.98               10,108.47               10,574.05              10,188.00
12/31/2013              11,067.76               11,050.39               10,064.19               10,733.64              10,237.00
 1/31/2014              10,685.10               10,608.37               10,197.67               10,553.04              10,191.00
 2/28/2014              11,173.88               11,120.83               10,270.33               10,952.77              10,591.00
 3/31/2014              11,267.80               11,170.28               10,260.80               10,942.77              10,592.00
 4/30/2014              11,351.09               11,276.62               10,345.76               10,959.47              10,684.00
 5/31/2014              11,617.55               11,516.46               10,470.33               11,178.19              10,787.00
 6/30/2014              11,857.54               11,733.29               10,486.22               11,376.96              10,998.00
 7/31/2014              11,694.01               11,590.98               10,453.59               11,209.19              10,848.00
 8/31/2014              12,161.83               11,847.04               10,566.94               11,439.17              11,044.00
 9/30/2014              11,991.28               11,462.86               10,483.04               11,167.82              10,660.00
10/31/2014              12,284.17               11,543.56               10,585.79               11,236.39              10,556.00
11/30/2014              12,614.55               11,736.64               10,641.94               11,336.11              10,660.00
12/31/2014              12,582.77               11,510.17               10,623.72               11,196.77              10,496.00
 1/31/2015              12,205.04               11,330.21               10,825.83               11,184.46              10,542.00
 2/28/2015              12,906.49               11,960.98               10,762.70               11,493.31              10,715.00
 3/31/2015              12,702.38               11,775.65               10,807.19               11,362.08              10,483.00
 4/30/2015              12,824.23               12,117.31               10,794.69               11,499.24              10,576.00
 5/31/2015              12,989.14               12,101.50               10,775.83               11,523.82              10,506.00
 6/30/2015              12,737.70               11,816.61               10,655.49               11,310.28              10,221.00
 7/31/2015              13,004.57               11,919.23               10,717.57               11,368.74              10,070.00
 8/31/2015              12,219.95               11,102.15               10,686.00               10,900.99               9,640.00
 9/30/2015              11,917.59               10,699.93               10,727.74               10,628.09               9,483.00
10/31/2015              12,922.89               11,539.72               10,762.06               11,141.74               9,740.00
11/30/2015              12,961.32               11,444.43               10,722.87               11,083.13               9,460.00
12/31/2015              12,756.89               11,238.04               10,669.27               10,914.03               9,297.00
 1/31/2016              12,123.85               10,560.26               10,787.06               10,505.76               9,250.00
 2/29/2016              12,107.49               10,487.62               10,863.75               10,502.54               9,763.00
 3/31/2016              12,928.84               11,264.83               10,996.80               11,015.50               9,938.00
 4/30/2016              12,978.96               11,431.12               11,071.80               11,167.17              10,429.00
 5/31/2016              13,212.03               11,445.52               11,080.49               11,200.15               9,938.00
 6/30/2016              13,246.27               11,376.24               11,275.40               11,230.61              10,681.00

                                   [END CHART]

                       Data from 7/31/13 to 6/30/16.**

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Total Return Strategy Fund Institutional Shares to the Fund's
benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Flexible Portfolio Funds Index reflects the fees and expenses of the underlying funds included in the Index.

*As of May 1, 2016, the MSCI All-Country World Index replaced the S&P 500(R)
Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

**The performance of the S&P 500 Index, MSCI All-Country World Index, Lipper
Flexible Portfolio Funds Index, and the Barclays U.S. Universal Index is
calculated from the end of the month, July 31, 2013, while the Institutional
Shares initially invested in securities on July 15, 2013. There may be a slight variation of the performance numbers because of this difference.

================================================================================

10  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

                       o TOP 10 EQUITY SECURITIES - 6/30/16 o
                                (% of Net Assets)

iShares TIPS Bond ETF* ................................................... 23.9%
iShares 20+ Year Treasury Bond ETF* ...................................... 22.2%
PowerShares FTSE RAFI Emerging Markets Portfolio .........................  6.1%
iShares Gold Trust .......................................................  4.8%
SPDR Gold Shares .........................................................  4.8%
VanEck Vectors Gold Miners ETF ...........................................  4.4%
iShares 7-10 Year Treasury Bond ETF* .....................................  3.9%
iShares MSCI Italy Capped ETF* ...........................................  3.3%
WisdomTree India Earnings Fund* ..........................................  3.2%
Agnico-Eagle Mines Ltd. ..................................................  0.9%

                        o ASSET ALLOCATION** - 6/30/16 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

FIXED-INCOME EXCHANGE-TRADED FUNDS*                                        50.0%
EXCHANGE-TRADED FUNDS*                                                     27.6%
COMMON STOCKS                                                              14.7%
EURODOLLAR AND YANKEE OBLIGATIONS                                           1.0%
MONEY MARKET INSTRUMENTS                                                    1.0%
CONVERTIBLE SECURITIES                                                      0.7%

                                   [END CHART]

* The Fund may rely on certain Securities and Exchange Commission (SEC)
  exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

**Excludes options and futures.

Percentages are of net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 12-16.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

PORTFOLIO OF INVESTMENTS

June 30, 2016 (unaudited)

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (92.3%)

              COMMON STOCKS (14.7%)

              CONSUMER DISCRETIONARY (3.9%)
              -----------------------------
              APPAREL, ACCESSORIES & LUXURY GOODS (1.7%)
     27,000   Burberry Group plc ADR                                                                     $     423
     54,000   Cie Financiere Richemont S.A. ADR                                                                313
     23,000   Kering ADR                                                                                       375
     16,000   LVMH Moet Hennessy Louis Vuitton S.A. ADR                                                        485
     18,000   Swatch Group AG ADR                                                                              262
                                                                                                         ---------
                                                                                                             1,858
                                                                                                         ---------
              AUTOMOBILE MANUFACTURERS (0.9%)
     19,500   BMW AG ADR                                                                                       478
      7,500   Daimler AG ADR                                                                                   451
                                                                                                         ---------
                                                                                                               929
                                                                                                         ---------
              CASINOS & GAMING (0.4%)
      8,800   Las Vegas Sands Corp.(a)                                                                         383
                                                                                                         ---------
              HOTELS, RESORTS & CRUISE LINES (0.9%)
     15,120   Hilton Worldwide Holdings, Inc.(a)                                                               341
     16,470   Norwegian Cruise Line Holdings Ltd.*(a)                                                          656
                                                                                                         ---------
                                                                                                               997
                                                                                                         ---------
              Total Consumer Discretionary                                                                   4,167
                                                                                                         ---------
              FINANCIALS (0.3%)
              -----------------
              INVESTMENT BANKING & BROKERAGE (0.3%)
     13,986   Charles Schwab Corp.(a)                                                                          354
                                                                                                         ---------
              INDUSTRIALS (0.8%)
              ------------------
              AIRLINES (0.4%)
      9,612   United Continental Holdings, Inc.*(a)                                                            395
                                                                                                         ---------
              RAILROADS (0.4%)
      3,294   Canadian Pacific Railway Ltd.(a)                                                                 424
                                                                                                         ---------
              Total Industrials                                                                                819
                                                                                                         ---------

================================================================================

12  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (1.6%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (0.2%)
     10,058   Juniper Networks, Inc.(a)                                                                  $     226
                                                                                                         ---------
              INTERNET SOFTWARE & SERVICES (0.7%)
      6,426   Facebook, Inc. "A"*(a)                                                                           735
                                                                                                         ---------
              SEMICONDUCTORS (0.7%)
      9,153   NXP Semiconductors N.V.*(a)                                                                      717
                                                                                                         ---------
              Total Information Technology                                                                   1,678
                                                                                                         ---------
              MATERIALS (8.1%)
              ----------------
              PRECIOUS METALS & MINERALS (8.1%)
     17,500   Agnico-Eagle Mines Ltd.                                                                          936
     20,000   AngloGold Ashanti Ltd. ADR*(a)                                                                   361
    100,000   B2Gold Corp.*                                                                                    251
     20,000   Barrick Gold Corp.                                                                               427
     60,000   Centerra Gold, Inc.                                                                              358
     56,000   Compania de Minas Buenaventura S.A. ADR*                                                         669
    100,000   Dundee Precious Metals, Inc.*                                                                    238
     85,000   Eldorado Gold Corp.                                                                              383
     25,000   Goldcorp, Inc.                                                                                   478
     45,902   Hycroft Mining Corp.*(b),(c)                                                                      46
    105,000   Kinross Gold Corp.*                                                                              513
     75,000   New Gold, Inc.*                                                                                  329
     20,000   Newmont Mining Corp.                                                                             782
     26,000   Pan American Silver Corp.                                                                        428
      7,000   Randgold Resources Ltd. ADR                                                                      784
      8,500   Royal Gold, Inc.(a)                                                                              612
     24,000   Silver Wheaton Corp.                                                                             565
     28,000   Tahoe Resources, Inc.                                                                            419
                                                                                                         ---------
                                                                                                             8,579
                                                                                                         ---------
              Total Materials                                                                                8,579
                                                                                                         ---------
              Total Common Stocks (cost: $18,008)                                                           15,597
                                                                                                         ---------
              EXCHANGE-TRADED FUNDS (27.6%)
    400,000   iShares Gold Trust*                                                                            5,104
    320,000   iShares MSCI Italy Capped ETF                                                                  3,472
     40,000   iShares Silver Trust*                                                                            715
    400,000   PowerShares FTSE RAFI Emerging Markets Portfolio                                               6,500
     15,000   Schwab Fundamental International Large Co. Index ETF                                             356
     40,000   SPDR Gold Shares*                                                                              5,061
    170,000   VanEck Vectors Gold Miners ETF                                                                 4,709
    170,000   WisdomTree India Earnings Fund                                                                 3,432
                                                                                                         ---------
              Total Exchange-Traded Funds (cost: $31,306)                                                   29,349
                                                                                                         ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              FIXED-INCOME EXCHANGE-TRADED FUNDS (50.0%)
    170,000   iShares 20+ Year Treasury Bond ETF(a)                                                      $  23,613
     37,000   iShares 7-10 Year Treasury Bond ETF                                                            4,180
    218,000   iShares TIPS Bond ETF                                                                         25,434
                                                                                                         ---------
              Total Fixed-Income Exchange-Traded Funds (cost: $50,000)                                      53,227
                                                                                                         ---------
              Total Equity Securities (cost: $99,314)                                                       98,173
                                                                                                         ---------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON
(000)                                                                RATE             MATURITY
------------------------------------------------------------------------------------------------------------------
              BONDS (1.7%)

              CONVERTIBLE SECURITIES (0.7%)

              MATERIALS (0.7%)
              ----------------
              GOLD (0.7%)
     $  484   Hycroft Mining Corp.(d) (cost: $465)                  15.00%          10/22/2020                 775
                                                                                                         ---------
              EURODOLLAR AND YANKEE OBLIGATIONS (1.0%)

              MATERIALS (1.0%)
              ----------------
              GOLD (1.0%)
      1,000   St. Barbara Ltd.(e) (cost: $865)                       8.88            4/15/2018               1,012
                                                                                                         ---------
              TOTAL BONDS (COST: $1,330)                                                                     1,787
                                                                                                         ---------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (1.0%)

              MONEY MARKET FUNDS (1.0%)
  1,087,531   State Street Institutional Liquid Reserves
                Fund Premier Class, 0.47%(a),(f) (cost: $1,088)                                              1,088
                                                                                                         ---------

              TOTAL INVESTMENTS (COST: $101,732)                                                         $ 101,048
                                                                                                         =========

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              PURCHASED OPTIONS (4.6%)
     10,000   Call - iShares MSCI Emerging Markets ETF expiring January 20, 2017 at 48                          15
      5,000   Call - iShares MSCI Emerging Markets ETF expiring January 20, 2017 at 50                           5
      2,000   Call - VanEck Vectors Gold Miners ETF expiring January 19, 2018 at 25                          1,465
      2,000   Call - VanEck Vectors Gold Miners ETF expiring January 19, 2018 at 35                            735

================================================================================

14  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
CONTRACTS     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
      4,000   Call - VanEck Vectors Gold Miners ETF expiring January 20, 2017 at 26                      $   1,810
        100   Put - Alphabet, Inc. expiring January 20, 2017 at 580                                            129
        100   Put - Amazon.com, Inc. expiring January 20, 2017 at 470                                           59
        300   Put - Facebook, Inc. expiring January 19, 2018 at 70                                             100
        400   Put - Facebook, Inc. expiring January 20, 2017 at 80                                              52
      1,189   Put - iShares MSCI EAFE ETF expiring September 16, 2016 at 52                                     96
      2,800   Put - iShares MSCI Emerging Markets ETF expiring September 16, 2016 at 28                         52
        100   Put - iShares NASDAQ Biotechnology ETF expiring January 19, 2018 at 200                          135
        100   Put - Netflix, Inc. expiring January 20, 2017 at 80                                               67
        500   Put - NXP Semiconductors N.V. expiring January 19, 2018 at 35                                     71
         20   Put - S&P 500 Index expiring September 30, 2016 at 1975                                           62
      8,000   Put - United States Oil Fund LP expiring January 20, 2017 at 5                                    40
                                                                                                         ---------
              TOTAL PURCHASED OPTIONS (COST: $3,171)                                                     $   4,893
                                                                                                         =========

------------------------------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
NUMBER OF                                                                           CONTRACT         APPRECIATION/
CONTRACTS                                                            EXPIRATION      VALUE          (DEPRECIATION)
LONG/(SHORT)                                                            DATE         (000)                   (000)
------------------------------------------------------------------------------------------------------------------
              FUTURES (3.2%)(g)
       (45)   Russell 2000 Mini                                       9/16/2016     $(5,163)                  $ 53
        10    U.S. Treasury Bond                                      9/21/2016       1,723                     94
                                                                                    -------                   ----
              TOTAL FUTURES                                                         $(3,440)                  $147
                                                                                    =======                   ====

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                                  LEVEL 1        LEVEL 2          LEVEL 3              TOTAL
------------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                        $ 15,551         $    -              $46           $ 15,597
  Exchange-Traded Funds                                  29,349              -                -             29,349
  Fixed-Income Exchange-Traded Funds                     53,227              -                -             53,227

Bonds:
  Convertible Securities                                      -            775                -                775
  Eurodollar and Yankee Obligations                           -          1,012                -              1,012

Money Market Instruments:
  Money Market Funds                                      1,088              -                -              1,088
Purchased Options                                         4,893              -                -              4,893
Futures(1)                                                  147              -                -                147
------------------------------------------------------------------------------------------------------------------
Total                                                  $104,255         $1,787              $46           $106,088
------------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

-----------------------------------------------------------------------------------------------------------------
                                          RECONCILIATION OF LEVEL 3 INVESTMENTS
-----------------------------------------------------------------------------------------------------------------
                                                                                  CONVERTIBLE              COMMON
                                                                                   SECURITIES              STOCKS
-----------------------------------------------------------------------------------------------------------------
Balance as of December 31, 2015                                                         $ 481                 $12
Purchases                                                                                   -                   -
Sales                                                                                       -                   -
Transfers into Level 3                                                                      -                   -
Transfers out of Level 3                                                                 (481)                  -
Net realized gain (loss) on investments                                                     -                   -
Change in net unrealized appreciation/(depreciation)
   of investments                                                                           -                  34
-----------------------------------------------------------------------------------------------------------------
Balance as of June 30, 2016                                                             $   -                 $46
-----------------------------------------------------------------------------------------------------------------

                         FAIR VALUE LEVEL TRANSFERS
                         --------------------------

For the period of January 1, 2016, through June 30, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                           TRANSFERS INTO              TRANSFERS INTO              TRANSFERS INTO
                                                 (OUT OF)                    (OUT OF)                    (OUT OF)
ASSETS ($ IN 000s)                               LEVEL 1                     LEVEL 2                      LEVEL 3
-----------------------------------------------------------------------------------------------------------------
Convertible Securities(I)                             $-                        $481                        $(481)
-----------------------------------------------------------------------------------------------------------------

(I)Transferred from Level 3 to Level 2 as result of the securities no longer being a single broker quote.

================================================================================

16  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets.
    Investments in foreign securities were 38.5% of net assets at June 30, 2016.

    The Fund may rely on certain Securities and Exchange Commission (SEC)
    exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S.
    dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the
    U.S. capital markets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR    American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
           dollars.

    TIPS   Treasury Inflation Protected Securities

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  17

================================================================================

o   SPECIFIC NOTES

    (a)  The security, or a portion thereof, is segregated to cover the value of open futures contracts at June 30, 2016.

    (b)  Security deemed illiquid by USAA Asset Management Company (the
         Manager), under liquidity guidelines approved by the USAA Mutual Funds
         Trust's Board of Trustees (the Board). The aggregate market value of these securities at June 30, 2016, was $46,000, which represented less than 0.1% of the Fund's net assets.

    (c)  Security was fair valued at June 30, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $46,000, which represented less than 0.1% of the
         Fund's net assets.

    (d)  Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (e)  Restricted security that is not registered under the Securities Act of
         1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by
         Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (f)  Rate represents the money market fund annualized seven-day yield at
         June 30, 2016.

    (g)  Cash of $797,000 is segregated as collateral for initial margin requirements on open futures contracts.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

18  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $101,732)                                          $101,048
   Purchased options, at market value (cost of $3,171)                                                       4,893
   Cash                                                                                                         81
   Cash denominated in foreign currencies (identified cost of $2)                                                2
   Receivables:
      Capital shares sold                                                                                       62
      Dividends and interest                                                                                    50
      Securities sold                                                                                          318
      Options sold                                                                                               2
      Other                                                                                                      3
   Variation margin on futures contracts                                                                       147
                                                                                                          --------
         Total assets                                                                                      106,606
                                                                                                          --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                                                   86
   Accrued management fees                                                                                      49
   Accrued transfer agent's fees                                                                                 3
   Other accrued expenses and payables                                                                          47
                                                                                                          --------
         Total liabilities                                                                                     185
                                                                                                          --------
            Net assets applicable to capital shares outstanding                                           $106,421
                                                                                                          ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                        $140,250
   Accumulated overdistribution of net investment income                                                        (2)
   Accumulated net realized loss on investments, options, and
      futures transactions                                                                                 (35,080)
   Net unrealized appreciation of investments, options, and
      futures contracts                                                                                      1,185
   Net unrealized appreciation of foreign currency translations                                                 68
                                                                                                          --------
            Net assets applicable to capital shares outstanding                                           $106,421
                                                                                                          ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $83,971/9,210 shares outstanding)                                        $   9.12
                                                                                                          ========
      Institutional Shares (net assets of $22,450/2,458 shares outstanding)                               $   9.13
                                                                                                          ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $15)                                                       $   525
   Interest (net of foreign taxes withheld of $1)                                                             131
                                                                                                          -------
      Total income                                                                                            656
                                                                                                          -------
EXPENSES
   Management fees                                                                                            297
   Administration and servicing fees:
      Fund Shares                                                                                              59
      Institutional Shares                                                                                     12
   Transfer agent's fees:
      Fund Shares                                                                                             125
      Institutional Shares                                                                                     12
   Custody and accounting fees:
      Fund Shares                                                                                              32
      Institutional Shares                                                                                     10
   Postage:
      Fund Shares                                                                                               7
   Shareholder reporting fees:
      Fund Shares                                                                                              10
      Institutional Shares                                                                                      1
   Trustees' fees                                                                                              14
   Registration fees:
      Fund Shares                                                                                              16
      Institutional Shares                                                                                      6
   Professional fees                                                                                           47
   Other                                                                                                        8
                                                                                                          -------
         Total expenses                                                                                       656
                                                                                                          -------
NET INVESTMENT INCOME                                                                                           -
                                                                                                          -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments                                                                                            (419)
      Options                                                                                                (484)
      Futures transactions                                                                                   (258)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                          12,798
      Foreign currency translations                                                                           (15)
      Options                                                                                               2,462
      Futures contracts                                                                                       224
                                                                                                          -------
         Net realized and unrealized gain                                                                  14,308
                                                                                                          -------
   Increase in net assets resulting from operations                                                       $14,308
                                                                                                          =======

See accompanying notes to financial statements.

================================================================================

20  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended June 30, 2016 (unaudited), and year ended December
31, 2015

------------------------------------------------------------------------------------------------------------------
                                                                                     6/30/2016          12/31/2015
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                              $      -            $  1,032
   Net realized loss on investments                                                       (419)             (3,632)
   Net realized gain on long-term capital gain distributions
      from other investment companies                                                        -                  95
   Net realized loss on foreign currency transactions                                        -                 (26)
   Net realized loss on options                                                           (484)             (4,575)
   Net realized gain (loss) on futures transactions                                       (258)                400
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                       12,798             (12,541)
      Foreign currency translations                                                        (15)                 28
      Options                                                                            2,462                 547
      Futures contracts                                                                    224                 204
                                                                                      ----------------------------
      Increase (decrease) in net assets resulting from operations                       14,308             (18,468)
                                                                                      ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                         (107)               (655)
      Institutional Shares                                                                 (69)               (625)
                                                                                      ----------------------------
         Distributions to shareholders                                                    (176)             (1,280)
                                                                                      ----------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                          (3,043)            (10,195)
   Institutional Shares                                                                 (7,040)            (58,907)
                                                                                      ----------------------------
      Total net decrease in net assets from capital
         share transactions                                                            (10,083)            (69,102)
                                                                                      ----------------------------
   Net increase (decrease) in net assets                                                 4,049             (88,850)

NET ASSETS
   Beginning of period                                                                 102,372             191,222
                                                                                      ----------------------------
   End of period                                                                      $106,421            $102,372
                                                                                      ============================
Accumulated undistributed (overdistribution of)
   net investment income:
   End of period                                                                      $     (2)           $    174
                                                                                      ============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company
Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Total Return Strategy Fund
(the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation through the use of a dynamic allocation strategy, across stocks, bonds, and cash instruments.

The Fund's assets are invested pursuant to a dynamic asset allocation strategy, which allows the Fund's investment adviser to invest at any given time a portion or substantially all of the Fund's assets allocated to it in stocks or bonds, either directly or through the use of exchange-traded funds (ETFs), and/or cash equivalents, through direct investment in short-term, high-quality money market instruments or money market funds.

The Fund consists of two classes of shares: Total Return Strategy Fund Shares
(Fund Shares) and Total Return Strategy Fund Institutional Shares
(Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares

================================================================================

22  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA
Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management
    Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the
    New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.   Equity securities, including ETFs, except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

         markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in
         Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in
         Level 2 of the fair value hierarchy.

    2.   Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on events that occur on a fairly regular basis (such as U.S. market movements)
         are significant and are categorized in Level 2 of the fair value hierarchy.

================================================================================

24  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    3.   Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4.   Short-term debt securities with original or remaining maturities of
         60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.   Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board.
         The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type;
         indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in
         Level 3.

    6.   Repurchase agreements are valued at cost.

    7.   Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8.   Options are valued by a pricing service at the National Best
         Bid/Offer (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    9.   In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted)
    in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

26  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by quoted prices obtained from a broker-dealer participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C.  DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at June 30, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses.
    When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period.
    Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of
    Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss

================================================================================

28  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or
    ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JUNE 30, 2016*
    (IN THOUSANDS)

                                           ASSET DERIVATIVES                            LIABILITY DERIVATIVES
    --------------------------------------------------------------------------------------------------------------
                                   STATEMENT OF                                   STATEMENT OF
    DERIVATIVES NOT                ASSETS AND                                     ASSETS AND
    ACCOUNTED FOR AS               LIABILITIES                                    LIABILITIES
    HEDGING INSTRUMENTS            LOCATION                    FAIR VALUE         LOCATION              FAIR VALUE
    --------------------------------------------------------------------------------------------------------------
    Interest rate contracts        Net unrealized              $   94**                   -                  $-
                                   appreciation of
                                   investments, options,
                                   and futures contracts
    --------------------------------------------------------------------------------------------------------------
    Equity contracts               Purchased options/           4,946**                   -                   -
                                   Net unrealized
                                   appreciation of
                                   investments, options,
                                   and futures contracts
    --------------------------------------------------------------------------------------------------------------
    Total                                                      $5,040                                        $-
    --------------------------------------------------------------------------------------------------------------

     * For open derivative instruments as of June 30, 2016, see the Portfolio of
       Investments, which also is indicative of activity for the six-month period ended June 30, 2016.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE
    SIX-MONTH PERIOD ENDED JUNE 30, 2016 (IN THOUSANDS)

                                                                                                   CHANGE IN
                                                                                                   UNREALIZED
    DERIVATIVES NOT                                                       REALIZED                 APPRECIATION/
    ACCOUNTED FOR AS                    STATEMENT OF                      GAIN (LOSS)              (DEPRECIATION)
    HEDGING INSTRUMENTS                 OPERATIONS LOCATION               ON DERIVATIVES           ON DERIVATIVES
    --------------------------------------------------------------------------------------------------------------
    Interest rate contracts             Net realized gain (loss)                 $ (22)               $   95
                                        on Futures transactions /
                                        Change in net unrealized
                                        appreciation/(depreciation)
                                        of Futures contracts
    --------------------------------------------------------------------------------------------------------------
    Equity contracts                    Net realized gain (loss)                  (720)                2,591
                                        on Options and Futures
                                        transactions / Change in
                                        net unrealized appreciation/
                                        (depreciation) of Options
                                        and Futures contracts
    --------------------------------------------------------------------------------------------------------------
    Total                                                                        $(742)               $2,686
    --------------------------------------------------------------------------------------------------------------

================================================================================

30  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

D.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery
    and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

E.  FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1.  Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2.  Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    realized gain/loss to accumulated undistributed net investment income on the
    Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

G.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-
    dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

H.  EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended June 30, 2016, there were no custodian and other bank credits.

================================================================================

32 | USAA TOTAL RETURN STRATEGY FUND

================================================================================

I.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the
    Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

For the six-month period ended June 30, 2016, the Fund paid CAPCO facility fees of less than $500, which represents 0.2% of the total fees paid to CAPCO by the
USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of December 31,
2016, in accordance with applicable tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-
enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At December 31, 2015, the Fund had both pre-enactment capital loss carryforwards and post-enactment capital loss carryforwards for federal income tax purposes, as shown in the table below. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire as shown below.
It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

                                CAPITAL LOSS CARRYFORWARDS
                     -----------------------------------------------
                     EXPIRES             SHORT-TERM        LONG-TERM
                     -------            -----------       ----------
                     2017               $17,718,000       $        -
                     2018                 7,811,000                -
                     No Expiration        6,438,000        2,126,000
                                        -----------       ----------
                        Total           $31,967,000       $2,126,000
                                        ===========       ==========

================================================================================

34  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

For the six-month period ended June 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended June 30, 2016, were
$19,253,000 and $29,707,000, respectively.

As of June 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of June 30,
2016, were $10,790,000 and $9,752,000, respectively, resulting in net unrealized appreciation of $1,038,000.

(5) CAPITAL SHARE TRANSACTIONS

At June 30, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                       SIX-MONTH PERIOD ENDED               YEAR ENDED
                                           JUNE 30, 2016                DECEMBER 31, 2015
  ------------------------------------------------------------------------------------------
                                     SHARES          AMOUNT          SHARES           AMOUNT
                                     -------------------------------------------------------
  FUND SHARES:
  Shares sold                           411         $ 3,487             551         $  4,842
  Shares issued from
    reinvested dividends                 12             105              74              643
  Shares redeemed                      (786)         (6,635)         (1,806)         (15,680)
                                     -------------------------------------------------------
  Net decrease from capital
    share transactions                 (363)        $(3,043)         (1,181)        $(10,195)
                                     =======================================================
  INSTITUTIONAL SHARES:
  Shares sold                           163         $ 1,396             259         $  2,276
  Shares issued from reinvested
    dividends                             8              69              71              625
  Shares redeemed                    (1,002)         (8,505)         (7,346)         (61,808)
                                     -------------------------------------------------------
  Net decrease from capital
    share transactions                 (831)        $(7,040)         (7,016)        $(58,907)
                                     =======================================================

(6) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the
    Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the six-month period ended June 30, 2016, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average net assets.

================================================================================

36  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Flexible Portfolio Funds Index. The Lipper
    Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds in the Lipper Flexible Portfolio Funds category. For the Fund
    Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares includes the performance of the Fund Shares for periods prior to July 12,
    2013. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/-100 to 400                               +/-4
    +/-401 to 700                               +/-5
    +/-701 and greater                          +/-6

    (1)Based on the difference between average annual performance relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the six-month period ended June 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $297,000, which included a performance adjustment for the Fund Shares and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    Institutional Shares of $(24,000) and $(15,000), respectively. For the Fund
    Shares and Institutional Shares, the performance adjustments were (0.06)%
    and (0.12)%, respectively.

B.  ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the
    Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the six-month period ended June 30,
    2016, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $59,000 and $12,000, respectively.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended June 30, 2016, the Fund reimbursed the Manager
    $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for
    Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended June 30, 2016, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $125,000 and $12,000, respectively.

D.  UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

38  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of June 30, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Target Retirement Income                                                 2.0
Target Retirement 2020                                                   3.8
Target Retirement 2030                                                   6.5
Target Retirement 2040                                                   4.4
Target Retirement 2050                                                   4.1
Target Retirement 2060                                                   0.3

The Manager is indirectly wholly owned by United Services Automobile
Association (USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended June 30, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                                NET REALIZED
                                                                  COST TO       GAIN (LOSS) TO
SELLER                                  PURCHASER                 PURCHASER     SELLER
----------------------------------------------------------------------------------------------
Cornerstone Moderately Conservative     Total Return Strategy     $  6,000       $ (4,000)
Cornerstone Moderate                    Total Return Strategy       42,000        (33,000)
Cornerstone Aggressive                  Total Return Strategy       13,000        (10,000)
Cornerstone Moderately Aggressive       Total Return Strategy      113,000        (88,000)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                    SIX-MONTH
                                  PERIOD ENDED
                                     JUNE 30,                       YEAR ENDED DECEMBER 31,
                                 ------------------------------------------------------------------------------------
                                     2016           2015         2014              2013           2012           2011
                                 ------------------------------------------------------------------------------------
Net asset value at
  beginning of period            $  7.96        $  9.08       $  8.95          $   9.05       $   8.24       $   8.34
                                 ------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income (loss)      (.00)(a)        .05           .06               .08            .06            .02
  Net realized and
   unrealized gain (loss)           1.17          (1.11)          .14(b)           (.14)           .81           (.11)
                                 ------------------------------------------------------------------------------------
Total from investment
  operations                        1.17          (1.06)          .20              (.06)           .87           (.09)
                                 ------------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.01)          (.06)         (.07)             (.04)          (.06)          (.01)
                                 ------------------------------------------------------------------------------------
Net asset value at
  end of period                  $  9.12        $  7.96       $  9.08          $   8.95       $   9.05       $   8.24
                                 ====================================================================================
Total return (%)*                  14.72         (11.69)         2.26(b)           (.62)         10.62          (1.04)
Net assets at
  end of period (000)            $83,971        $76,165       $97,658          $105,313       $122,021       $125,895
Ratios to average
  net assets:**
  Expenses including
    dividend expense on
    securities sold short (%)
  Including reimbursements(c)          -             -              -                 -              -           1.72
  Excluding reimbursements(c)       1.35(d)       1.26           1.22              1.24           1.32           1.72
  Expenses excluding
    dividend expense on
    securities sold short (%)
  Including reimbursements(c)          -             -              -                 -              -           1.35
  Excluding reimbursements(c)       1.35(d)       1.26           1.22              1.24           1.31           1.35
  Net investment
   income (loss) (%)                (.07)(d)       .54            .66               .87            .73            .23
Portfolio turnover (%)                19           123(e)          88               105            171(e),(f),(g)  92(e),(f)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $79,137,000.

================================================================================

40  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

(a) Represents less than $0.01 per share.
(b) For the year ended December 31, 2014, the Manager reimbursed the Fund
    Shares $3,000 for a loss incurred due to a trading error. The effect of this reimbursement on the Fund Shares' net realized loss and total return was less than $0.01/0.01% per share.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                        -             -             -              (.00%)(+)      (.00%)(+)      (.00%)(+)

    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) The Fund's various investment strategies will create a large volume of purchase and sales transactions relative to the market value of portfolio investments, which results in portfolio turnover rates exceeding 100%.
(f) Prior to January 27, 2012, calculated excluding securities sold short, covers on securities sold short, and options transactions.
(g) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                  SIX-MONTH
                                                 PERIOD ENDED                                     PERIOD ENDED
                                                   JUNE 30,         YEAR ENDED DECEMBER 31,        DECEMBER 31,
                                                 --------------------------------------------------------------
                                                     2016           2015              2014           2013***
                                                 --------------------------------------------------------------
Net asset value at beginning of period              $  7.97        $  9.08           $  8.95         $  8.78
                                                    --------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                 .01            .06               .08             .06
  Net realized and unrealized gain (loss)              1.18          (1.09)              .15(a)          .15
                                                    --------------------------------------------------------
Total from investment operations                       1.19          (1.03)              .23             .21
                                                    --------------------------------------------------------
Less distributions from:
  Net investment income                                (.03)          (.08)             (.10)           (.04)
                                                    --------------------------------------------------------
Net asset value at end of period                    $  9.13        $  7.97           $  9.08         $  8.95
                                                    ========================================================
Total return (%)*                                     14.89         (11.42)             2.53(a)         2.37
Net assets at end of period (000)                   $22,450        $26,207           $93,564         $85,301
Ratios to average net assets:**
  Expenses (%)(b)                                      1.00(c)         .98               .98            1.02(c)
  Expenses, excluding reimbursements (%)(b)            1.00(c)         .98               .98            1.02(c)
  Net investment income (%)                             .23(c)         .80               .91            1.69(c)
Portfolio turnover (%)                                   19            123(d)             88             105

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $24,895,000.
*** Institutional Shares commenced operations on July 12, 2013.
(a) For the year ended December 31, 2014, the Manager reimbursed the
    Institutional Shares $2,000 for a loss incurred due to a trading error. The effect of this reimbursement on the Institutional Shares' net realized loss and total return was less than $0.01/0.01% per share.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                                          -              -                 -            (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) The Fund's various investment strategies will create a large volume of purchase and sales transactions relative to the market value of portfolio investments, which results in portfolio turnover rates exceeding 100%.

================================================================================

42  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

EXPENSE EXAMPLE

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2016, through
June 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid
During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled
"hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING               ENDING               DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE          JANUARY 1, 2016-
                                        JANUARY 1, 2016        JUNE 30, 2016            JUNE 30, 2016
                                        ----------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00              $1,147.20                 $7.21

Hypothetical
 (5% return before expenses)               1,000.00               1,018.15                  6.77

INSTITUTIONAL SHARES
Actual                                     1,000.00               1,148.90                  5.34

Hypothetical
 (5% return before expenses)               1,000.00               1,019.89                  5.02

*Expenses are equal to the annualized expense ratio of 1.35% for Fund Shares and 1.00% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period).
 The Fund's actual ending account values are based on its actual total returns of 14.72% for Fund Shares and 14.89% for Institutional Shares for the six-month period of January 1, 2016, through June 30, 2016.

================================================================================

44  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuance of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuance of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager.
At the meeting at which the renewal of the Advisory Agreement is

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board and its committees' consideration of the
Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory
Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of
Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the
Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel and investment personnel,

================================================================================

46  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the
Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory
Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the
Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end load and no sales loads), asset size, and expense components (the
"expense group") and (ii) a larger group of investment companies that includes front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted
that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results.
The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the
"performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the
Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, five-year, and ten- periods ended
December 31, 2015. The Board also noted that the was in the bottom 50% of its performance universe for the one-, three-, five-, and ten-year periods ended
December 31, 2015. The Board took into account management's discussion of the
Fund's performance, as well as management's continued monitoring of the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the
Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the
Manager should be entitled to earn a reasonable

================================================================================

48  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and
(v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory
Agreement would be in the interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210)
531-8722; (ii) at USAA.COM; and (iii) in summary within the Statement of
Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i)
at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   48704-0816                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                                    [GRAPHIC OF USAA S&P 500 INDEX FUND]

  =============================================================

        SEMIANNUAL REPORT
        USAA S&P 500 INDEX FUND
        MEMBER SHARES o REWARD SHARES
        JUNE 30, 2016

  =============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE BELIEVE HOWEVER, THAT IT'S IMPORTANT FOR
INVESTORS TO STAY FOCUSED ON THEIR LONG-TERM       [PHOTO OF BROOKS ENGLEHARDT]
OBJECTIVES, USING AN INVESTMENT PLAN THAT IS
BASED ON THEIR TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

AUGUST 2016

The reporting period ended June 30, 2016, started and ended in a dramatic fashion. During the first six weeks of 2016, worries about global economic growth drove an increase in volatility and a steep sell-off in global stocks.
Although the decline was followed by a strong rally, market uncertainty continued throughout the reporting period. Volatility spiked in the final days of June 2016, as new concerns about the global economy and the United Kingdom's unexpected vote to exit the European Union ("Brexit") rattled the financial markets. When all was said and done, the broad U.S. stock market finished in positive territory--near its high for the reporting period. In general,
non-U.S. stock indexes were down slightly.

The strong performance of U.S. stocks was due in part to the growth of the U.S.
economy, which continued to outperform the world's other large economies. That said, the U.S. economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to escape a recession and return to a normal rate of economic growth. Slower spending by households that are seeking to reduce their debt has impeded the recovery. Also, while the American consumer was expected to benefit from the huge drop in the price of oil, savings at the pump were offset by higher costs in other parts of the economy, including housing and health care. As a result, consumer spending has been lower than expected.

In response to the unexpected soft market and what the Federal Reserve (the Fed)
chair Janet Yellen termed "sizable" economic uncertainties, the Fed backed off its earlier guidance and did not raise interest rates during the reporting period. Fed policymakers have indicated their desire to increase interest rates to what they consider "normal levels," if only to have more policy tools at their disposal in case of a recession. In our view, the Fed will likely remain on a "lower for longer" track to avoid derailing U.S. economic growth.
Furthermore, the market volatility that was unleashed by the "Brexit" vote may lead the Fed to scale back further its plans for interest rate increases this year and in 2017.

Meanwhile, corporate earnings during the reporting period were disappointing.
In the first quarter of 2016, for example, the companies in the S&P 500(R) Index experienced a fourth consecutive quarter of year-over-year earnings declines. To

================================================================================

================================================================================

compensate for this, many companies have cut operating costs, reduced capital spending, and bought back shares. However, we think they may have extracted most of what they can using these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Because of heightened volatility during the reporting period, investors generally favored safe-haven assets, such as gold and U.S. Treasuries. In mid-June 2016, for example, strong demand drove 10-year U.S. Treasury yields--which move in the opposite direction of prices--to their lowest level since 2012. On July 5th, just two trading days after the end of the reporting period, 10-year Treasury yields sank to a record low of 1.37% amid ongoing uncertainty about the impact of "Brexit". Government bond yields around the world also fell, reflecting persistent worries about weak global growth and limits to what central banks can do to support their economies through monetary stimulus.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation relative to the risks assumed. We believe however, that it's important for investors to stay focused on their long-term objectives, using an investment plan that is based on their time horizon and risk tolerance. Market conditions are always in fluctuation and time horizon matters--even price movements like those seen during the reporting period have historically smoothed out in the long term. A plan can also keep you from making hasty portfolio decisions based on market turmoil, while giving you flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

On behalf of all of us at USAA Investments, thank you for the opportunity to help you achieve your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. o Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities market. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

    Portfolio of Investments                                                   9

    Notes to Portfolio of Investments                                         29

    Financial Statements                                                      31

    Notes to Financial Statements                                             34

EXPENSE EXAMPLE                                                               49

ADVISORY AGREEMENT(S)                                                         51

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

208367-0816

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA S&P 500 INDEX FUND (THE FUND) SEEKS TO MATCH, BEFORE FEES AND EXPENSES,
THE PERFORMANCE OF THE STOCKS COMPOSING THE S&P 500(R) INDEX. THE S&P 500 INDEX
EMPHASIZES STOCKS OF LARGE U.S. COMPANIES.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is, under normal market conditions, to invest at least 80% of the Fund's assets in the common stocks of companies composing the S&P 500 Index. This strategy may be changed upon 60 days' written notice to shareholders.

In seeking to track the performance of the S&P 500 Index, the Fund's sub-
adviser, Northern Trust Investments, Inc. (NTI), attempts to allocate the Fund's investments among stocks in approximately the same weightings as the S&P 500
Index, beginning with the stocks that make up the larger portion of the index's value. The Fund is rebalanced as required to reflect index changes and to accommodate Fund cash flows. NTI may exclude or remove any S&P stock from the
Fund if NTI believes that the stock is illiquid or has been impaired by financial conditions or other extraordinary events.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

BRENT REEDER
Northern Trust Investments, Inc.

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    U.S. equities ended the June 30, 2016 reporting period in positive territory after periods of significant volatility, largely related to the
    United Kingdom's (U.K.) referendum on leaving the European Union (E.U.) at the end of June 2016. Slow growth continued to be a concern for U.S. and international markets during the second quarter of 2016, and this helped to drive a continuation of accommodative monetary policy across global central banks and further drops in global bond yields. While many investors had anticipated a second Federal Reserve (the Fed) interest rate increase at its June 2016 meeting, continued weak economic data helped push the Fed into further delaying an increase. While this may have provided a slight boost to U.S. equity markets, investors globally became more concerned about the return outlook across asset classes as a longer duration sovereign bond yield in several markets dipped into negative territory.
    Markets rose in anticipation of the U.K. voting to remain in the E.U. in its June 23, 2016 referendum, but a surprise victory by the "leave"
    campaign significantly increased volatility across asset classes and caused an immediate drop in global equity markets. U.S. equities rallied from their lows in subsequent days and finished the reporting period with positive returns.

o   HOW DID THE USAA S&P 500 INDEX FUND (THE FUND) PERFORM DURING THE REPORTING
    PERIOD?

    The Fund closely tracked its benchmark, the broad-based S&P 500(R) Index
    (the Index), during the reporting period ended June 30, 2016.

================================================================================

2  | USAA S&P 500 INDEX FUND

================================================================================

    The USAA S&P 500 Index Fund Member Shares and Reward Shares returned 3.71%
    and 3.76%, respectively, during the reporting period versus the Index which returned 3.84%. The Index emphasizes large U.S. company stocks and is not available for direct investment.

o   PLEASE DESCRIBE SECTOR PERFORMANCE DURING THE REPORTING PERIOD.

    In the second quarter of 2016, the S&P 500 Index returned 2.46%. U.S.
    large cap equities underperformed mid cap equities, represented by the S&P
    400 Index, which returned 3.99% in the second quarter of 2016.

    The top performing sectors over this time period were Energy and
    Telecommunication Services, returning 11.62% and 7.06%, respectively.
    Information Technology and Consumer Discretionary were the worst performing sectors for this quarter, with returns of -2.84% and -0.91%, respectively.

    Thank you for the opportunity to help you with your investment needs.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o INVESTING IN
    SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    Refer to page 5 for the benchmark definition.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA S&P 500 INDEX FUND MEMBER SHARES
(MEMBER SHARES) (Ticker Symbol: USSPX)

--------------------------------------------------------------------------------
                                           6/30/16                    12/31/15
--------------------------------------------------------------------------------
Net Assets                              $2.9 Billion                $2.8 Billion
Net Asset Value Per Share                  $29.93                      $29.18

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS* AS OF 6/30/16
--------------------------------------------------------------------------------
  12/31/15-6/30/16**               1 YEAR            5 YEARS        10 YEARS
         3.71%                      3.74%             11.81%          7.18%

--------------------------------------------------------------------------------
                      EXPENSE RATIOS AS OF 12/31/15***
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT       0.29%         AFTER REIMBURSEMENT          0.26%

              (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Returns for the Member Shares exclude the account maintenance fee.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company
(the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Member Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.25% of the Member Shares' average net assets.
This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the Member Shares is lower than 0.25%, the Member
Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income. The performance data excludes the impact of a $10 account maintenance fee that is assessed on accounts of less than $10,000. Performance of Member
Shares will vary from Reward Shares due to differences in expenses.

================================================================================

4  | USAA S&P 500 INDEX FUND

================================================================================

                o CUMULATIVE PERFORMANCE COMPARISON o

             [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                    USAA S&P 500
                                                                     INDEX FUND
                                S&P 500 INDEX                       MEMBER SHARES
 6/30/2006                       $10,000.00                           $10,000.00
 7/31/2006                        10,061.69                            10,058.00
 8/31/2006                        10,301.08                            10,294.00
 9/30/2006                        10,566.54                            10,559.00
10/31/2006                        10,910.87                            10,902.00
11/30/2006                        11,118.35                            11,108.00
12/31/2006                        11,274.31                            11,259.00
 1/31/2007                        11,444.82                            11,429.00
 2/28/2007                        11,220.97                            11,206.00
 3/31/2007                        11,346.47                            11,329.00
 4/30/2007                        11,849.07                            11,830.00
 5/31/2007                        12,262.54                            12,240.00
 6/30/2007                        12,058.82                            12,037.00
 7/31/2007                        11,684.94                            11,663.00
 8/31/2007                        11,860.10                            11,834.00
 9/30/2007                        12,303.65                            12,277.00
10/31/2007                        12,499.37                            12,470.00
11/30/2007                        11,976.81                            11,944.00
12/31/2007                        11,893.72                            11,858.00
 1/31/2008                        11,180.31                            11,146.00
 2/29/2008                        10,817.11                            10,785.00
 3/31/2008                        10,770.41                            10,732.00
 4/30/2008                        11,294.96                            11,258.00
 5/31/2008                        11,441.26                            11,399.00
 6/30/2008                        10,476.72                            10,437.00
 7/31/2008                        10,388.65                            10,350.00
 8/31/2008                        10,538.92                            10,497.00
 9/30/2008                         9,599.82                             9,557.00
10/31/2008                         7,987.55                             7,952.00
11/30/2008                         7,414.41                             7,377.00
12/31/2008                         7,493.30                             7,455.00
 1/31/2009                         6,861.72                             6,826.00
 2/28/2009                         6,131.10                             6,098.00
 3/31/2009                         6,668.15                             6,632.00
 4/30/2009                         7,306.36                             7,265.00
 5/31/2009                         7,715.02                             7,671.00
 6/30/2009                         7,730.33                             7,687.00
 7/31/2009                         8,315.03                             8,268.00
 8/31/2009                         8,615.23                             8,564.00
 9/30/2009                         8,936.71                             8,881.00
10/31/2009                         8,770.70                             8,713.00
11/30/2009                         9,296.79                             9,234.00
12/31/2009                         9,476.36                             9,414.00
 1/31/2010                         9,135.46                             9,076.00
 2/28/2010                         9,418.46                             9,352.00
 3/31/2010                         9,986.81                             9,919.00
 4/30/2010                        10,144.48                            10,072.00
 5/31/2010                         9,334.44                             9,263.00
 6/30/2010                         8,845.79                             8,776.00
 7/31/2010                         9,465.56                             9,389.00
 8/31/2010                         9,038.24                             8,963.00
 9/30/2010                         9,844.86                             9,760.00
10/31/2010                        10,219.45                            10,131.00
11/30/2010                        10,220.76                            10,131.00
12/31/2010                        10,903.82                            10,808.00
 1/31/2011                        11,162.26                            11,061.00
 2/28/2011                        11,544.67                            11,439.00
 3/31/2011                        11,549.26                            11,436.00
 4/30/2011                        11,891.30                            11,777.00
 5/31/2011                        11,756.69                            11,638.00
 6/30/2011                        11,560.72                            11,446.00
 7/31/2011                        11,325.64                            11,209.00
 8/31/2011                        10,710.41                            10,595.00
 9/30/2011                         9,957.48                             9,849.00
10/31/2011                        11,045.76                            10,925.00
11/30/2011                        11,021.35                            10,896.00
12/31/2011                        11,134.09                            11,005.00
 1/31/2012                        11,633.07                            11,496.00
 2/29/2012                        12,136.10                            11,993.00
 3/31/2012                        12,535.49                            12,382.00
 4/30/2012                        12,456.81                            12,306.00
 5/31/2012                        11,708.15                            11,560.00
 6/30/2012                        12,190.55                            12,037.00
 7/31/2012                        12,359.86                            12,202.00
 8/31/2012                        12,638.24                            12,474.00
 9/30/2012                        12,964.84                            12,795.00
10/31/2012                        12,725.45                            12,552.00
11/30/2012                        12,799.27                            12,623.00
12/31/2012                        12,915.93                            12,739.00
 1/31/2013                        13,584.91                            13,397.00
 2/28/2013                        13,769.33                            13,572.00
 3/31/2013                        14,285.72                            14,074.00
 4/30/2013                        14,560.96                            14,345.00
 5/31/2013                        14,901.57                            14,678.00
 6/30/2013                        14,701.46                            14,478.00
 7/31/2013                        15,449.53                            15,223.00
 8/31/2013                        15,002.08                            14,768.00
 9/30/2013                        15,472.54                            15,229.00
10/31/2013                        16,183.78                            15,928.00
11/30/2013                        16,676.96                            16,410.00
12/31/2013                        17,099.16                            16,819.00
 1/31/2014                        16,507.97                            16,232.00
 2/28/2014                        17,263.11                            16,972.00
 3/31/2014                        17,408.22                            17,111.00
 4/30/2014                        17,536.90                            17,233.00
 5/31/2014                        17,948.56                            17,637.00
 6/30/2014                        18,319.34                            17,992.00
 7/31/2014                        18,066.70                            17,741.00
 8/31/2014                        18,789.46                            18,449.00
 9/30/2014                        18,525.96                            18,185.00
10/31/2014                        18,978.46                            18,624.00
11/30/2014                        19,488.88                            19,121.00
12/31/2014                        19,439.78                            19,069.00
 1/31/2015                        18,856.22                            18,492.00
 2/28/2015                        19,939.91                            19,556.00
 3/31/2015                        19,624.57                            19,245.00
 4/30/2015                        19,812.84                            19,421.00
 5/31/2015                        20,067.61                            19,662.00
 6/30/2015                        19,679.14                            19,280.00
 7/31/2015                        20,091.45                            19,679.00
 8/31/2015                        18,879.25                            18,488.00
 9/30/2015                        18,412.11                            18,024.00
10/31/2015                        19,965.25                            19,543.00
11/30/2015                        20,024.62                            19,602.00
12/31/2015                        19,708.80                            19,285.00
 1/31/2016                        18,730.77                            18,327.00
 2/29/2016                        18,705.49                            18,294.00
 3/31/2016                        19,974.44                            19,533.00
 4/30/2016                        20,051.88                            19,606.00
 5/31/2016                        20,411.97                            19,952.00
 6/30/2016                        20,464.86                            20,002.00

                             [END CHART]

                    Data from 6/30/06 to 6/30/16.

The graph illustrates how a $10,000 hypothetical investment in the USAA S&P 500
Index Fund Member Shares closely tracks the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of
500 widely held, publicly traded U.S. stocks.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
"500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use. The USAA S&P 500 Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the USAA S&P 500 Index Fund. o Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

USAA S&P 500 INDEX FUND REWARD SHARES
(REWARD SHARES) (Ticker Symbol: USPRX)

--------------------------------------------------------------------------------
                                            6/30/16                   12/31/15
--------------------------------------------------------------------------------
Net Assets                               $2.8 Billion               $2.6 Billion
Net Asset Value Per Share                   $29.94                     $29.19

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
    12/31/15-6/30/16*             1 YEAR            5 YEARS           10 YEARS
          3.76%                    3.84%             11.93%            7.31%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/15**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        0.19%        AFTER REIMBURSEMENT          0.16%

            (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company
(the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Reward Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.15% of the Reward Shares' average net assets.
This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the Reward Shares is lower than 0.15%, the Reward
Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Reward Shares are currently offered for sale to qualified shareholders, USAA discretionary managed account program, and a USAA Fund participating in a fund-of-funds investment strategy.

================================================================================

6  | USAA S&P 500 INDEX FUND

================================================================================

                o CUMULATIVE PERFORMANCE COMPARISON o

             [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                              USAA S&P 500 INDEX
                                                                 FUND REWARD
                                  S&P 500 INDEX                    SHARES
 6/30/2006                         $10,000.00                    $10,000.00
 7/31/2006                          10,061.69                     10,063.00
 8/31/2006                          10,301.08                     10,300.00
 9/30/2006                          10,566.54                     10,567.00
10/31/2006                          10,910.87                     10,910.00
11/30/2006                          11,118.35                     11,115.00
12/31/2006                          11,274.31                     11,270.00
 1/31/2007                          11,444.82                     11,440.00
 2/28/2007                          11,220.97                     11,217.00
 3/31/2007                          11,346.47                     11,338.00
 4/30/2007                          11,849.07                     11,844.00
 5/31/2007                          12,262.54                     12,254.00
 6/30/2007                          12,058.82                     12,049.00
 7/31/2007                          11,684.94                     11,675.00
 8/31/2007                          11,860.10                     11,851.00
 9/30/2007                          12,303.65                     12,292.00
10/31/2007                          12,499.37                     12,485.00
11/30/2007                          11,976.81                     11,964.00
12/31/2007                          11,893.72                     11,881.00
 1/31/2008                          11,180.31                     11,168.00
 2/29/2008                          10,817.11                     10,801.00
 3/31/2008                          10,770.41                     10,756.00
 4/30/2008                          11,294.96                     11,277.00
 5/31/2008                          11,441.26                     11,424.00
 6/30/2008                          10,476.72                     10,464.00
 7/31/2008                          10,388.65                     10,371.00
 8/31/2008                          10,538.92                     10,524.00
 9/30/2008                           9,599.82                      9,586.00
10/31/2008                           7,987.55                      7,972.00
11/30/2008                           7,414.41                      7,401.00
12/31/2008                           7,493.30                      7,477.00
 1/31/2009                           6,861.72                      6,852.00
 2/28/2009                           6,131.10                      6,121.00
 3/31/2009                           6,668.15                      6,654.00
 4/30/2009                           7,306.36                      7,295.00
 5/31/2009                           7,715.02                      7,702.00
 6/30/2009                           7,730.33                      7,716.00
 7/31/2009                           8,315.03                      8,298.00
 8/31/2009                           8,615.23                      8,601.00
 9/30/2009                           8,936.71                      8,917.00
10/31/2009                           8,770.70                      8,754.00
11/30/2009                           9,296.79                      9,278.00
12/31/2009                           9,476.36                      9,456.00
 1/31/2010                           9,135.46                      9,117.00
 2/28/2010                           9,418.46                      9,400.00
 3/31/2010                           9,986.81                      9,967.00
 4/30/2010                          10,144.48                     10,120.00
 5/31/2010                           9,334.44                      9,313.00
 6/30/2010                           8,845.79                      8,822.00
 7/31/2010                           9,465.56                      9,444.00
 8/31/2010                           9,038.24                      9,016.00
 9/30/2010                           9,844.86                      9,821.00
10/31/2010                          10,219.45                     10,194.00
11/30/2010                          10,220.76                     10,194.00
12/31/2010                          10,903.82                     10,874.00
 1/31/2011                          11,162.26                     11,128.00
 2/28/2011                          11,544.67                     11,508.00
 3/31/2011                          11,549.26                     11,516.00
 4/30/2011                          11,891.30                     11,853.00
 5/31/2011                          11,756.69                     11,719.00
 6/30/2011                          11,560.72                     11,523.00
 7/31/2011                          11,325.64                     11,284.00
 8/31/2011                          10,710.41                     10,672.00
 9/30/2011                           9,957.48                      9,919.00
10/31/2011                          11,045.76                     11,003.00
11/30/2011                          11,021.35                     10,979.00
12/31/2011                          11,134.09                     11,087.00
 1/31/2012                          11,633.07                     11,587.00
 2/29/2012                          12,136.10                     12,082.00
 3/31/2012                          12,535.49                     12,483.00
 4/30/2012                          12,456.81                     12,400.00
 5/31/2012                          11,708.15                     11,654.00
 6/30/2012                          12,190.55                     12,132.00
 7/31/2012                          12,359.86                     12,298.00
 8/31/2012                          12,638.24                     12,572.00
 9/30/2012                          12,964.84                     12,899.00
10/31/2012                          12,725.45                     12,660.00
11/30/2012                          12,799.27                     12,732.00
12/31/2012                          12,915.93                     12,845.00
 1/31/2013                          13,584.91                     13,509.00
 2/28/2013                          13,769.33                     13,692.00
 3/31/2013                          14,285.72                     14,203.00
 4/30/2013                          14,560.96                     14,476.00
 5/31/2013                          14,901.57                     14,812.00
 6/30/2013                          14,701.46                     14,606.00
 7/31/2013                          15,449.53                     15,358.00
 8/31/2013                          15,002.08                     14,905.00
 9/30/2013                          15,472.54                     15,368.00
10/31/2013                          16,183.78                     16,073.00
11/30/2013                          16,676.96                     16,559.00
12/31/2013                          17,099.16                     16,976.00
 1/31/2014                          16,507.97                     16,391.00
 2/28/2014                          17,263.11                     17,137.00
 3/31/2014                          17,408.22                     17,276.00
 4/30/2014                          17,536.90                     17,405.00
 5/31/2014                          17,948.56                     17,806.00
 6/30/2014                          18,319.34                     18,176.00
 7/31/2014                          18,066.70                     17,923.00
 8/31/2014                          18,789.46                     18,637.00
 9/30/2014                          18,525.96                     18,375.00
10/31/2014                          18,978.46                     18,819.00
11/30/2014                          19,488.88                     19,321.00
12/31/2014                          19,439.78                     19,273.00
 1/31/2015                          18,856.22                     18,690.00
 2/28/2015                          19,939.91                     19,758.00
 3/31/2015                          19,624.57                     19,448.00
 4/30/2015                          19,812.84                     19,632.00
 5/31/2015                          20,067.61                     19,876.00
 6/30/2015                          19,679.14                     19,495.00
 7/31/2015                          20,091.45                     19,898.00
 8/31/2015                          18,879.25                     18,695.00
 9/30/2015                          18,412.11                     18,230.00
10/31/2015                          19,965.25                     19,766.00
11/30/2015                          20,024.62                     19,825.00
12/31/2015                          19,708.80                     19,510.00
 1/31/2016                          18,730.77                     18,534.00
 2/29/2016                          18,705.49                     18,508.00
 3/31/2016                          19,974.44                     19,764.00
 4/30/2016                          20,051.88                     19,838.00
 5/31/2016                          20,411.97                     20,195.00
 6/30/2016                          20,464.86                     20,244.00

                             [END CHART]

                    Data from 6/30/06 to 6/30/16.

The graph illustrates how a $10,000 hypothetical investment in the USAA S&P 500
Index Fund Reward Shares closely tracks the S&P 500 Index (see page 5 for the benchmark definition).

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
"500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use. The USAA S&P 500 Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the USAA S&P 500 Index Fund. o Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o TOP 10 EQUITY HOLDINGS - 6/30/16 o
                                (% of Net Assets)
Apple, Inc. ..........................................................  2.8%
Microsoft Corp. ......................................................  2.2%
Exxon Mobil Corp. ....................................................  2.1%
Johnson & Johnson ....................................................  1.8%
General Electric Co. .................................................  1.6%
Amazon.com, Inc. .....................................................  1.5%
Berkshire Hathaway, Inc. "B" .........................................  1.5%
AT&T, Inc. ...........................................................  1.4%
Facebook, Inc. "A" ...................................................  1.4%
Verizon Communications, Inc. .........................................  1.2%

You will fund a complete list of securities that the Fund owns on pages 9-28.

                        o SECTOR ALLOCATION* - 6/30/16 o

                        [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                  19.4%
FINANCIALS                                                              15.4%
HEALTH CARE                                                             14.4%
CONSUMER DISCRETIONARY                                                  12.0%
CONSUMER STAPLES                                                        10.3%
INDUSTRIALS                                                             10.0%
ENERGY                                                                   7.3%
UTILITIES                                                                3.6%
TELECOMMUNICATION SERVICES                                               2.9%
MATERIALS                                                                2.8%

                                   [END CHART]

*Excludes money market instruments.

Percentages are of the net assets of the Fund, and may not equal 100%.

================================================================================

8  | USAA S&P 500 INDEX FUND

================================================================================

PORTFOLIO OF INVESTMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              COMMON STOCKS (98.1%)

              CONSUMER DISCRETIONARY (12.0%)
              ------------------------------
              ADVERTISING (0.2%)
     122,393  Interpublic Group of Companies, Inc.                                            $    2,828
      71,913  Omnicom Group, Inc.                                                                  5,860
                                                                                              ----------
                                                                                                   8,688
                                                                                              ----------
              APPAREL & ACCESSORIES & LUXURY GOODS (0.4%)
      83,602  Coach, Inc.                                                                          3,406
     114,368  Hanesbrands, Inc.                                                                    2,874
      54,088  Michael Kors Holdings Ltd.*                                                          2,676
      24,551  PVH Corp.                                                                            2,313
      17,014  Ralph Lauren Corp.                                                                   1,525
      54,870  Under Armour, Inc. "A"*                                                              2,202
      55,259  Under Armour, Inc. "C"*                                                              2,012
     101,187  V.F. Corp.                                                                           6,222
                                                                                              ----------
                                                                                                  23,230
                                                                                              ----------
              APPAREL RETAIL (0.6%)
      41,368  Foot Locker, Inc.                                                                    2,270
      68,571  Gap, Inc.                                                                            1,455
      76,524  L Brands, Inc.                                                                       5,137
     122,178  Ross Stores, Inc.                                                                    6,926
     199,954  TJX Companies, Inc.                                                                 15,442
      25,996  Urban Outfitters, Inc.*                                                                715
                                                                                              ----------
                                                                                                  31,945
                                                                                              ----------
              AUTO PARTS & EQUIPMENT (0.3%)
      65,807  BorgWarner, Inc.                                                                     1,943
      82,728  Delphi Automotive plc                                                                5,179
     195,967  Johnson Controls, Inc.                                                               8,673
                                                                                              ----------
                                                                                                  15,795
                                                                                              ----------
              AUTOMOBILE MANUFACTURERS (0.5%)
   1,181,014  Ford Motor Co.                                                                      14,845
     422,852  General Motors Co.                                                                  11,967
                                                                                              ----------
                                                                                                  26,812
                                                                                              ----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

              AUTOMOTIVE RETAIL (0.4%)
      22,069  Advance Auto Parts, Inc.                                                        $    3,567
      21,009  AutoNation, Inc.*                                                                      987
       9,031  AutoZone, Inc.*                                                                      7,169
      59,044  CarMax, Inc. *                                                                       2,895
      29,296  O'Reilly Automotive, Inc.*                                                           7,942
                                                                                              ----------
                                                                                                  22,560
                                                                                              ----------
              BROADCASTING (0.2%)
     125,621  CBS Corp. "B"                                                                        6,839
      46,099  Discovery Communications, Inc. "A"*                                                  1,163
      71,694  Discovery Communications, Inc. "C"*                                                  1,710
      28,345  Scripps Network Interactive "A"                                                      1,765
      66,885  TEGNA, Inc.                                                                          1,550
                                                                                              ----------
                                                                                                  13,027
                                                                                              ----------
              CABLE & SATELLITE (0.9%)
     731,293  Comcast Corp. "A"                                                                   47,673
                                                                                              ----------
              CASINOS & GAMING (0.0%)
      24,815  Wynn Resorts Ltd.                                                                    2,249
                                                                                              ----------
              COMPUTER & ELECTRONIC RETAIL (0.1%)
      85,000  Best Buy Co., Inc.                                                                   2,601
                                                                                              ----------
              CONSUMER ELECTRONICS (0.1%)
      34,960  Garmin Ltd.                                                                          1,483
      21,256  Harman International Industries, Inc.                                                1,527
                                                                                              ----------
                                                                                                   3,010
                                                                                              ----------
              DEPARTMENT STORES (0.1%)
      54,914  Kohl's Corp.                                                                         2,082
      93,074  Macy's, Inc.                                                                         3,128
      38,485  Nordstrom, Inc.                                                                      1,465
                                                                                              ----------
                                                                                                   6,675
                                                                                              ----------
              DISTRIBUTORS (0.1%)
      45,216  Genuine Parts Co.                                                                    4,578
      92,289  LKQ Corp.*                                                                           2,926
                                                                                              ----------
                                                                                                   7,504
                                                                                              ----------
              FOOTWEAR (0.4%)
     402,879  NIKE, Inc. "B"                                                                      22,239
                                                                                              ----------
              GENERAL MERCHANDISE STORES (0.5%)
      85,908  Dollar General Corp.                                                                 8,075
      71,387  Dollar Tree, Inc.*                                                                   6,728
     178,373  Target Corp.                                                                        12,454
                                                                                              ----------
                                                                                                  27,257
                                                                                              ----------

================================================================================

10  | USAA S&P 500 INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

              HOME FURNISHINGS (0.1%)
      40,737  Leggett & Platt, Inc.                                                           $    2,082
      19,245  Mohawk Industries, Inc.*                                                             3,652
                                                                                              ----------
                                                                                                   5,734
                                                                                              ----------
              HOME IMPROVEMENT RETAIL (1.3%)
     376,269  Home Depot, Inc.                                                                    48,046
     268,032  Lowe's Companies, Inc.                                                              21,220
                                                                                              ----------
                                                                                                  69,266
                                                                                              ----------
              HOMEBUILDING (0.1%)
      98,957  D.R. Horton, Inc.                                                                    3,115
      56,534  Lennar Corp. "A"                                                                     2,607
      95,233  PulteGroup, Inc.                                                                     1,856
                                                                                              ----------
                                                                                                   7,578
                                                                                              ----------
              HOMEFURNISHING RETAIL (0.0%)
      46,921  Bed Bath & Beyond, Inc.                                                              2,028
                                                                                              ----------
              HOTELS, RESORTS & CRUISE LINES (0.4%)
     132,617  Carnival Corp.                                                                       5,862
      58,159  Marriott International, Inc. "A"                                                     3,865
      50,956  Royal Caribbean Cruises Ltd.                                                         3,422
      50,776  Starwood Hotels & Resorts Worldwide, Inc.                                            3,755
      33,811  Wyndham Worldwide Corp.                                                              2,408
                                                                                              ----------
                                                                                                  19,312
                                                                                              ----------
              HOUSEHOLD APPLIANCES (0.1%)
      22,961  Whirlpool Corp.                                                                      3,826
                                                                                              ----------
              HOUSEWARES & SPECIALTIES (0.1%)
     137,662  Newell Rubbermaid, Inc.                                                              6,686
                                                                                              ----------
              INTERNET RETAIL (2.1%)
     117,028  Amazon.com, Inc.*                                                                   83,748
      35,741  Expedia, Inc.                                                                        3,799
     129,730  Netflix, Inc.*                                                                      11,868
      15,017  Priceline Group, Inc.*                                                              18,747
      34,486  TripAdvisor, Inc.*                                                                   2,217
                                                                                              ----------
                                                                                                 120,379
                                                                                              ----------
              LEISURE PRODUCTS (0.1%)
      33,993  Hasbro, Inc.                                                                         2,855
     102,345  Mattel, Inc.                                                                         3,202
                                                                                              ----------
                                                                                                   6,057
                                                                                              ----------
              MOTORCYCLE MANUFACTURERS (0.0%)
      55,460  Harley-Davidson, Inc.                                                                2,512
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MOVIES & ENTERTAINMENT (1.4%)
     238,084  Time Warner, Inc.                                                               $   17,509
     331,422  Twenty-First Century Fox, Inc. "A"                                                   8,965
     130,261  Twenty-First Century Fox, Inc. "B"                                                   3,549
     104,771  Viacom, Inc. "B"                                                                     4,345
     451,474  Walt Disney Co.                                                                     44,163
                                                                                              ----------
                                                                                                  78,531
                                                                                              ----------
              PUBLISHING (0.0%)
     113,514  News Corp. "A"                                                                       1,288
      32,131  News Corp. "B"                                                                         375
                                                                                              ----------
                                                                                                   1,663
                                                                                              ----------
              RESTAURANTS (1.3%)
       8,834  Chipotle Mexican Grill, Inc.*                                                        3,558
      34,813  Darden Restaurants, Inc.                                                             2,205
     265,397  McDonald's Corp.                                                                    31,938
     443,043  Starbucks Corp.                                                                     25,307
     123,167  Yum! Brands, Inc.                                                                   10,213
                                                                                              ----------
                                                                                                  73,221
                                                                                              ----------
              SPECIALIZED CONSUMER SERVICES (0.0%)
      67,281  H&R Block, Inc.                                                                      1,547
                                                                                              ----------
              SPECIALTY STORES (0.2%)
      23,817  Signet Jewelers Ltd.                                                                 1,963
     192,497  Staples, Inc.                                                                        1,659
      33,379  Tiffany & Co.                                                                        2,024
      40,519  Tractor Supply Co.                                                                   3,694
      18,895  Ulta Salon, Cosmetics & Fragrance, Inc.*                                             4,604
                                                                                              ----------
                                                                                                  13,944
                                                                                              ----------
              TIRES & RUBBER (0.0%)
      80,357  Goodyear Tire & Rubber Co.                                                           2,062
                                                                                              ----------
              Total Consumer Discretionary                                                       675,611
                                                                                              ----------
              CONSUMER STAPLES (10.3%)
              ------------------------
              AGRICULTURAL PRODUCTS (0.1%)
     177,196  Archer-Daniels-Midland Co.                                                           7,600
                                                                                              ----------
              BREWERS (0.1%)
      55,401  Molson Coors Brewing Co. "B"                                                         5,603
                                                                                              ----------
              DISTILLERS & VINTNERS (0.2%)
      30,537  Brown-Forman Corp. "B"                                                               3,046
      53,452  Constellation Brands, Inc. "A"                                                       8,841
                                                                                              ----------
                                                                                                  11,887
                                                                                              ----------

================================================================================

12  | USAA S&P 500 INDEX FUND

================================================================================
--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DRUG RETAIL (0.9%)
     324,846  CVS Health Corp.                                                                $   31,101
     261,436  Walgreens Boots Alliance, Inc.                                                      21,770
                                                                                              ----------
                                                                                                  52,871
                                                                                              ----------
              FOOD DISTRIBUTORS (0.2%)
     158,736  Sysco Corp.                                                                          8,054
                                                                                              ----------
              FOOD RETAIL (0.2%)
     288,549  Kroger Co.                                                                          10,616
      97,858  Whole Foods Market, Inc.                                                             3,133
                                                                                              ----------
                                                                                                  13,749
                                                                                              ----------
              HOUSEHOLD PRODUCTS (2.0%)
      38,595  Church & Dwight Co., Inc.                                                            3,971
      39,108  Clorox Co.                                                                           5,412
     270,149  Colgate-Palmolive Co.                                                               19,775
     109,088  Kimberly-Clark Corp.                                                                14,998
     805,188  Procter & Gamble Co.(f)                                                             68,175
                                                                                              ----------
                                                                                                 112,331
                                                                                              ----------
              HYPERMARKETS & SUPER CENTERS (1.0%)
     132,511  Costco Wholesale Corp.                                                              20,809
     461,955  Wal-Mart Stores, Inc.(f)                                                            33,732
                                                                                              ----------
                                                                                                  54,541
                                                                                              ----------
              PACKAGED FOOD & MEAT (1.7%)
      54,424  Campbell Soup Co.                                                                    3,621
     132,566  ConAgra Foods, Inc.                                                                  6,338
     180,297  General Mills, Inc.                                                                 12,859
      42,314  Hershey Co.                                                                          4,802
      81,487  Hormel Foods Corp.                                                                   2,982
      36,043  J.M. Smucker Co.                                                                     5,493
      75,837  Kellogg Co.                                                                          6,192
     180,288  Kraft Heinz Co.                                                                     15,952
      34,597  McCormick & Co., Inc.                                                                3,691
      56,484  Mead Johnson Nutrition Co.                                                           5,126
     469,660  Mondelez International, Inc. "A"                                                    21,374
      90,936  Tyson Foods, Inc. "A"                                                                6,074
                                                                                              ----------
                                                                                                  94,504
                                                                                              ----------
              PERSONAL PRODUCTS (0.1%)
      67,414  Estee Lauder Companies, Inc. "A"                                                     6,136
                                                                                              ----------
              Soft Drinks (2.0%)
   1,177,846  Coca-Cola Co.                                                                       53,392
      56,470  Dr Pepper Snapple Group, Inc.                                                        5,457

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      42,395  Monster Beverage Corp.*                                                         $    6,813
     437,015  PepsiCo, Inc.                                                                       46,297
                                                                                              ----------
                                                                                                 111,959
                                                                                              ----------
              TOBACCO (1.8%)
     591,675  Altria Group, Inc.                                                                  40,802
     469,129  Philip Morris International, Inc.                                                   47,720
     250,877  Reynolds American, Inc.                                                             13,530
                                                                                              ----------
                                                                                                 102,052
                                                                                              ----------
              Total Consumer Staples                                                             581,287
                                                                                              ----------
              ENERGY (7.3%)
              -------------
              INTEGRATED OIL & GAS (3.5%)
     570,122  Chevron Corp.                                                                       59,766
   1,254,358  Exxon Mobil Corp.                                                                  117,584
     231,222  Occidental Petroleum Corp.                                                          17,471
                                                                                              ----------
                                                                                                 194,821
                                                                                              ----------
              OIL & GAS DRILLING (0.1%)
      19,752  Diamond Offshore Drilling, Inc.                                                        480
      32,321  Helmerich & Payne, Inc.                                                              2,170
     102,325  Transocean Ltd.                                                                      1,217
                                                                                              ----------
                                                                                                   3,867
                                                                                              ----------
               OIL & GAS EQUIPMENT & SERVICES (1.0%)
     132,122   Baker Hughes, Inc.                                                                  5,963
      68,460   FMC Technologies, Inc.*                                                             1,826
     260,647   Halliburton Co.                                                                    11,805
     114,698   National Oilwell Varco, Inc.                                                        3,859
     420,378   Schlumberger Ltd.                                                                  33,243
                                                                                              ----------
                                                                                                  56,696
                                                                                              ----------
               OIL & GAS EXPLORATION & PRODUCTION (1.7%)
     154,815   Anadarko Petroleum Corp.                                                            8,244
     115,141   Apache Corp.                                                                        6,410
     140,986   Cabot Oil & Gas Corp.                                                               3,629
     177,039   Chesapeake Energy Corp.*                                                              758
      28,673   Cimarex Energy Co.                                                                  3,421
      39,442   Concho Resources, Inc.*                                                             4,704
     374,664   ConocoPhillips                                                                     16,335
     158,560   Devon Energy Corp.                                                                  5,748
     166,646   EOG Resources, Inc.                                                                13,902
      52,278   EQT Corp.                                                                           4,048
      79,855   Hess Corp.                                                                          4,799
     254,331   Marathon Oil Corp.                                                                  3,818

================================================================================

14  | USAA S&P 500 INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

      48,445  Murphy Oil Corp.                                                                $    1,538
      59,756  Newfield Exploration Co.*                                                            2,640
     129,395  Noble Energy, Inc.                                                                   4,641
      49,655  Pioneer Natural Resources Co.                                                        7,508
      50,684  Range Resources Corp.                                                                2,187
     139,852  Southwestern Energy Co.*                                                             1,759
                                                                                              ----------
                                                                                                  96,089
                                                                                              ----------
              OIL & GAS REFINING & MARKETING (0.5%)
     159,730  Marathon Petroleum Corp.                                                             6,063
     141,437  Phillips 66                                                                         11,222
      36,107  Tesoro Corp.                                                                         2,705
     141,780  Valero Energy Corp.                                                                  7,231
                                                                                              ----------
                                                                                                  27,221
                                                                                              ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.5%)
     120,567  Columbia Pipeline Group, Inc.                                                        3,073
     555,481  Kinder Morgan, Inc.                                                                 10,399
      64,108  ONEOK, Inc.                                                                          3,042
     207,040  Spectra Energy Corp.                                                                 7,584
     205,224  Williams Companies, Inc.                                                             4,439
                                                                                              ----------
                                                                                                  28,537
                                                                                              ----------
              Total Energy                                                                       407,231
                                                                                              ----------
              FINANCIALS (15.4%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.0%)
      16,179  Affiliated Managers Group, Inc.*                                                     2,277
      50,159  Ameriprise Financial, Inc.                                                           4,507
     325,999  Bank of New York Mellon Corp.                                                       12,665
      38,046  BlackRock, Inc.                                                                     13,032
     112,174  Franklin Resources, Inc.                                                             3,743
     125,611  Invesco Ltd.                                                                         3,208
      32,684  Legg Mason, Inc.                                                                       964
      63,759  Northern Trust Corp.(c)                                                              4,225
     119,614  State Street Corp.                                                                   6,450
      75,475  T. Rowe Price Group, Inc.                                                            5,507
                                                                                              ----------
                                                                                                  56,578
                                                                                              ----------
              CONSUMER FINANCE (0.7%)
     244,502  American Express Co.                                                                14,856
     154,877  Capital One Financial Corp.                                                          9,836
     124,955  Discover Financial Services                                                          6,696
     102,924  Navient Corp.                                                                        1,230
     251,362  Synchrony Financial*                                                                 6,355
                                                                                              ----------
                                                                                                  38,973
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DIVERSIFIED BANKS (4.2%)
   3,106,400  Bank of America Corp.(f)                                                        $   41,222
     888,419  Citigroup, Inc.                                                                     37,660
      53,160  Comerica, Inc.                                                                       2,186
   1,105,992  JPMorgan Chase & Co.(f)                                                             68,726
     491,806  U.S. Bancorp                                                                        19,835
   1,397,484  Wells Fargo & Co.                                                                   66,143
                                                                                              ----------
                                                                                                 235,772
                                                                                              ----------
              INSURANCE BROKERS (0.5%)
      80,186  Aon plc                                                                              8,759
      53,345  Arthur J. Gallagher & Co.                                                            2,539
     158,220  Marsh & McLennan Companies, Inc.                                                    10,832
      41,656  Willis Towers Watson plc                                                             5,178
                                                                                              ----------
                                                                                                  27,308
                                                                                              ----------
              INVESTMENT BANKING & BROKERAGE (0.7%)
     364,633  Charles Schwab Corp.                                                                 9,229
      85,328  E*TRADE Financial Corp.*                                                             2,004
     116,844  Goldman Sachs Group, Inc.                                                           17,361
     456,996  Morgan Stanley                                                                      11,873
                                                                                              ----------
                                                                                                  40,467
                                                                                              ----------
              LIFE & HEALTH INSURANCE (0.8%)
     125,322  Aflac, Inc.                                                                          9,043
      72,702  Lincoln National Corp.                                                               2,819
     332,473  MetLife, Inc.                                                                       13,242
      81,445  Principal Financial Group, Inc.                                                      3,348
     134,162  Prudential Financial, Inc.                                                           9,571
      33,769  Torchmark Corp.                                                                      2,088
      71,861  Unum Group                                                                           2,285
                                                                                              ----------
                                                                                                  42,396
                                                                                              ----------
              MULTI-LINE INSURANCE (0.5%)
     338,683  American International Group, Inc.                                                  17,913
      18,451  Assurant, Inc.                                                                       1,592
     119,650  Hartford Financial Services Group, Inc.                                              5,310
      81,055  Loews Corp.                                                                          3,331
                                                                                              ----------
                                                                                                  28,146
                                                                                              ----------
              MULTI-SECTOR HOLDINGS (1.5%)
     566,724  Berkshire Hathaway, Inc. "B"*                                                       82,056
     100,538  Leucadia National Corp.                                                              1,742
                                                                                              ----------
                                                                                                  83,798
                                                                                              ----------

================================================================================

16  | USAA S&P 500 INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              PROPERTY & CASUALTY INSURANCE (0.9%)
     113,043  Allstate Corp.                                                                  $    7,907
     140,489  Chubb Ltd.                                                                          18,363
      44,571  Cincinnati Financial Corp.                                                           3,338
     176,116  Progressive Corp.                                                                    5,900
      88,313  Travelers Companies, Inc.                                                           10,513
      85,134  XL Group plc                                                                         2,836
                                                                                              ----------
                                                                                                  48,857
                                                                                              ----------
              REAL ESTATE SERVICES (0.0%)
      87,862  CBRE Group, Inc. "A"*                                                                2,327
                                                                                              ----------
              REGIONAL BANKS (0.9%)
     248,789  BB&T Corp.                                                                           8,859
     161,293  Citizens Financial Group, Inc.                                                       3,223
     232,230  Fifth Third Bancorp                                                                  4,085
     240,530  Huntington Bancshares, Inc.                                                          2,150
     256,206  KeyCorp                                                                              2,831
      48,057  M&T Bank Corp.                                                                       5,682
      92,821  People's United Financial, Inc.                                                      1,361
     151,144  PNC Financial Services Group, Inc.                                                  12,302
     381,716  Regions Financial Corp.                                                              3,248
     150,907  SunTrust Banks, Inc.                                                                 6,199
      61,131  Zions Bancorp                                                                        1,536
                                                                                              ----------
                                                                                                  51,476
                                                                                              ----------
              REITs - HEALTH CARE (0.4%)
     140,969  HCP, Inc.                                                                            4,987
     102,279  Ventas, Inc.                                                                         7,448
     107,993  Welltower, Inc.                                                                      8,226
                                                                                              ----------
                                                                                                  20,661
                                                                                              ----------
              REITs - HOTEL & RESORTS (0.1%)
     226,600  Host Hotels & Resorts, Inc.                                                          3,673
                                                                                              ----------
              REITs - INDUSTRIAL (0.1%)
     159,542  Prologis, Inc.                                                                       7,824
                                                                                              ----------
              REITs - OFFICE (0.3%)
      46,209  Boston Properties, Inc.                                                              6,095
      30,104  SL Green Realty Corp.                                                                3,205
      54,024  Vornado Realty Trust                                                                 5,409
                                                                                              ----------
                                                                                                  14,709
                                                                                              ----------
              REITs - RESIDENTIAL (0.4%)
      46,812  Apartment Investment & Management Co. "A"                                            2,067
      41,692  AvalonBay Communities, Inc.                                                          7,521

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     111,077  Equity Residential                                                              $    7,651
      19,791  Essex Property Trust, Inc.                                                           4,514
      80,522  UDR, Inc.                                                                            2,973
                                                                                              ----------
                                                                                                  24,726
                                                                                              ----------
              REITs - RETAIL (0.7%)
      21,553  Federal Realty Investment Trust                                                      3,568
     175,879  General Growth Properties, Inc.                                                      5,245
     127,101  Kimco Realty Corp.                                                                   3,988
      38,001  Macerich Co.                                                                         3,245
      77,921  Realty Income Corp.                                                                  5,405
      93,579  Simon Property Group, Inc.                                                          20,297
                                                                                              ----------
                                                                                                  41,748
                                                                                              ----------
              REITs - SPECIALIZED (1.1%)
     128,380  American Tower Corp.                                                                14,585
     101,922  Crown Castle International Corp.                                                    10,338
      44,250  Digital Realty Trust, Inc.                                                           4,823
      21,001  Equinix, Inc.                                                                        8,143
      37,696  Extra Space Storage, Inc.                                                            3,488
      72,618  Iron Mountain, Inc.                                                                  2,892
      44,661  Public Storage                                                                      11,415
     225,151  Weyerhaeuser Co.                                                                     6,703
                                                                                              ----------
                                                                                                  62,387
                                                                                              ----------
              SPECIALIZED FINANCE (0.6%)
     102,785  CME Group, Inc.                                                                     10,011
      36,120  Intercontinental Exchange, Inc.                                                      9,246
      50,883  Moody's Corp.                                                                        4,768
      35,288  NASDAQ OMX Group, Inc.                                                               2,282
      79,992  S&P Global, Inc.                                                                     8,580
                                                                                              ----------
                                                                                                  34,887
                                                                                              ----------
              Total Financials                                                                   866,713
                                                                                              ----------
              HEALTH CARE (14.4%)
              -------------------
              BIOTECHNOLOGY (2.9%)
     489,203  AbbVie, Inc.                                                                        30,287
      68,028  Alexion Pharmaceuticals, Inc.*                                                       7,943
     227,167  Amgen, Inc.                                                                         34,564
      66,251  Biogen, Inc.*                                                                       16,021
     234,251  Celgene Corp.*                                                                      23,104
     402,854  Gilead Sciences, Inc.(f)                                                            33,606
      23,527  Regeneron Pharmaceuticals, Inc.*                                                     8,216
      75,057  Vertex Pharmaceuticals, Inc.*                                                        6,456
                                                                                              ----------
                                                                                                 160,197
                                                                                              ----------

================================================================================

18  | USAA S&P 500 INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HEALTH CARE DISTRIBUTORS (0.5%)
      55,592  AmerisourceBergen Corp.                                                         $    4,410
      98,366  Cardinal Health, Inc.                                                                7,673
      24,962  Henry Schein, Inc.*                                                                  4,413
      68,086  McKesson Corp.                                                                      12,708
      24,694  Patterson Companies, Inc.                                                            1,183
                                                                                              ----------
                                                                                                  30,387
                                                                                              ----------
              HEALTH CARE EQUIPMENT (2.3%)
     443,922  Abbott Laboratories                                                                 17,450
     167,168  Baxter International, Inc.                                                           7,559
      64,218  Becton, Dickinson and Co.                                                           10,891
     410,439  Boston Scientific Corp.*                                                             9,592
      22,345  C.R. Bard, Inc.                                                                      5,255
      63,939  Edwards Lifesciences Corp.*                                                          6,377
      74,373  Hologic, Inc.*                                                                       2,573
      11,513  Intuitive Surgical, Inc.*                                                            7,615
     425,338  Medtronic plc                                                                       36,907
      85,698  St. Jude Medical, Inc.                                                               6,684
      95,008  Stryker Corp.                                                                       11,385
      28,624  Varian Medical Systems, Inc.*                                                        2,354
      60,271  Zimmer Biomet Holdings, Inc.                                                         7,255
                                                                                              ----------
                                                                                                 131,897
                                                                                              ----------
              HEALTH CARE FACILITIES (0.2%)
      91,089  HCA Holdings, Inc.*                                                                  7,015
      27,329  Universal Health Services, Inc. "B"                                                  3,665
                                                                                              ----------
                                                                                                  10,680
                                                                                              ----------
              HEALTH CARE SERVICES (0.5%)
      49,027  DaVita HealthCare Partners, Inc.*                                                    3,791
     191,625  Express Scripts Holding Co.*                                                        14,525
      30,828  Laboratory Corp. of America Holdings*                                                4,016
      42,685  Quest Diagnostics, Inc.                                                              3,475
                                                                                              ----------
                                                                                                  25,807
                                                                                              ----------
              HEALTH CARE SUPPLIES (0.1%)
      70,912  DENTSPLY SIRONA, Inc.                                                                4,399
                                                                                              ----------
              HEALTH CARE TECHNOLOGY (0.1%)
      91,537  Cerner Corp.*                                                                        5,364
                                                                                              ----------
              LIFE SCIENCES TOOLS & SERVICES (0.6%)
      99,021  Agilent Technologies, Inc.                                                           4,393
      44,298  Illumina, Inc.*                                                                      6,219
      33,069  PerkinElmer, Inc.                                                                    1,733

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     118,815  Thermo Fisher Scientific, Inc.                                                  $   17,556
      24,595  Waters Corp.*                                                                        3,459
                                                                                              ----------
                                                                                                  33,360
                                                                                              ----------
              MANAGED HEALTH CARE (1.5%)
     106,106  Aetna, Inc.                                                                         12,959
      79,564  Anthem, Inc.                                                                        10,450
      51,193  Centene Corp.*                                                                       3,654
      77,780  Cigna Corp.                                                                          9,955
      45,113  Humana, Inc.                                                                         8,115
     287,608  UnitedHealth Group, Inc.                                                            40,610
                                                                                              ----------
                                                                                                  85,743
                                                                                              ----------
              PHARMACEUTICALS (5.7%)
     119,653  Allergan plc*                                                                       27,651
     504,838  Bristol-Myers Squibb Co.                                                            37,131
     294,299  Eli Lilly and Co.                                                                   23,176
      62,026  Endo International plc*                                                                967
     832,106  Johnson & Johnson(f)                                                               100,934
      33,514  Mallinckrodt plc*                                                                    2,037
     837,571  Merck & Co., Inc.(f)                                                                48,253
     129,172  Mylan N.V.*                                                                          5,585
      43,271  Perrigo Co. plc                                                                      3,923
   1,834,316  Pfizer, Inc.(f)                                                                     64,586
     137,813  Zoetis, Inc.                                                                         6,541
                                                                                              ----------
                                                                                                 320,784
                                                                                              ----------
              Total Health Care                                                                  808,618
                                                                                              ----------
              INDUSTRIALS (10.0%)
              -------------------
              AEROSPACE & DEFENSE (2.6%)
     181,145  Boeing Co.                                                                          23,525
      86,914  General Dynamics Corp.                                                              12,102
     230,519  Honeywell International, Inc.                                                       26,814
      23,499  L-3 Communications Holdings, Inc.                                                    3,447
      79,191  Lockheed Martin Corp.                                                               19,653
      54,713  Northrop Grumman Corp.                                                              12,161
      89,979  Raytheon Co.                                                                        12,233
      39,308  Rockwell Collins, Inc.                                                               3,347
      80,624  Textron, Inc.                                                                        2,948
      15,936  TransDigm Group, Inc.*                                                               4,202
     235,464  United Technologies Corp.                                                           24,147
                                                                                              ----------
                                                                                                 144,579
                                                                                              ----------
              AGRICULTURE & FARM MACHINERY (0.1%)
      90,231  Deere & Co.                                                                          7,312
                                                                                              ----------

================================================================================

20  | USAA S&P 500 INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              AIR FREIGHT & LOGISTICS (0.7%)
      43,056  C.H. Robinson Worldwide, Inc.                                                   $    3,197
      54,922  Expeditors International of Washington, Inc.                                         2,693
      75,542  FedEx Corp.                                                                         11,466
     208,961  United Parcel Service, Inc. "B"                                                     22,509
                                                                                              ----------
                                                                                                  39,865
                                                                                              ----------
              AIRLINES (0.5%)
      37,585  Alaska Air Group, Inc.                                                               2,191
     175,719  American Airlines Group, Inc.                                                        4,975
     232,781  Delta Air Lines, Inc.                                                                8,480
     192,252  Southwest Airlines Co.                                                               7,538
     101,498  United Continental Holdings, Inc.*                                                   4,165
                                                                                              ----------
                                                                                                  27,349
                                                                                              ----------
              BUILDING PRODUCTS (0.1%)
      29,088  Allegion plc                                                                         2,019
      46,397  Fortune Brands Home & Security, Inc.                                                 2,690
     100,460  Masco Corp.                                                                          3,108
                                                                                              ----------
                                                                                                   7,817
                                                                                              ----------
              CONSTRUCTION & ENGINEERING (0.1%)
      42,100  Fluor Corp.                                                                          2,075
      36,924  Jacobs Engineering Group, Inc.*                                                      1,839
      45,493  Quanta Services, Inc.*                                                               1,052
                                                                                              ----------
                                                                                                   4,966
                                                                                              ----------
              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.4%)
     176,868  Caterpillar, Inc.                                                                   13,408
      48,054  Cummins, Inc.                                                                        5,403
     105,969  PACCAR, Inc.                                                                         5,497
                                                                                              ----------
                                                                                                  24,308
                                                                                              ----------
              DIVERSIFIED SUPPORT SERVICES (0.1%)
      25,868  Cintas Corp.                                                                         2,538
                                                                                              ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.5%)
      13,191  Acuity Brands, Inc.                                                                  3,271
      71,360  AMETEK, Inc.                                                                         3,299
     138,318  Eaton Corp. plc                                                                      8,262
     195,028  Emerson Electric Co.                                                                10,173
      39,499  Rockwell Automation, Inc.                                                            4,535
                                                                                              ----------
                                                                                                  29,540
                                                                                              ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.3%)
      71,757  Republic Services, Inc.                                                              3,682
      25,602  Stericycle, Inc.*                                                                    2,666

================================================================================

                                                   PORTFOLIO OF INVESTMENTS | 21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     125,214  Waste Management, Inc.                                                          $    8,298
                                                                                              ----------
                                                                                                  14,646
                                                                                              ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
      39,805  Robert Half International, Inc.                                                      1,519
                                                                                              ----------
              INDUSTRIAL CONGLOMERATES (2.5%)
     183,531  3M Co.                                                                              32,140
     181,381  Danaher Corp.                                                                       18,320
   2,781,781  General Electric Co.                                                                87,570
      30,506  Roper Technologies, Inc.                                                             5,203
                                                                                              ----------
                                                                                                 143,233
                                                                                              ----------
              INDUSTRIAL MACHINERY (0.7%)
      46,623  Dover Corp.                                                                          3,232
      39,692  Flowserve Corp.                                                                      1,793
      98,023  Illinois Tool Works, Inc.                                                           10,210
      78,387  Ingersoll-Rand plc                                                                   4,992
      40,641  Parker-Hannifin Corp.                                                                4,391
      54,203  Pentair plc                                                                          3,160
      17,407  Snap-on, Inc.                                                                        2,747
      45,243  Stanley Black & Decker, Inc.                                                         5,032
      53,691  Xylem, Inc.                                                                          2,397
                                                                                              ----------
                                                                                                  37,954
                                                                                              ----------
              OFFICE SERVICES & SUPPLIES (0.0%)
      57,684  Pitney Bowes, Inc.                                                                   1,027
                                                                                              ----------
              RAILROADS (0.7%)
     290,141  CSX Corp.                                                                            7,567
      32,905  Kansas City Southern                                                                 2,964
      89,850  Norfolk Southern Corp.                                                               7,649
     254,242  Union Pacific Corp.                                                                 22,183
                                                                                              ----------
                                                                                                  40,363
                                                                                              ----------
              RESEARCH & CONSULTING SERVICES (0.3%)
      10,749  Dun & Bradstreet Corp.                                                               1,309
      36,128  Equifax, Inc.                                                                        4,639
     109,045  Nielsen Holdings plc                                                                 5,667
      46,841  Verisk Analytics, Inc.*                                                              3,798
                                                                                              ----------
                                                                                                  15,413
                                                                                              ----------
              SECURITY & ALARM SERVICES (0.1%)
     129,093  Tyco International plc                                                               5,499
                                                                                              ----------
              TRADING COMPANIES & DISTRIBUTORS (0.2%)
      88,028  Fastenal Co.                                                                         3,908
      26,605  United Rentals, Inc.*                                                                1,785

================================================================================

22  | USAA S&P 500 INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

      17,095  W.W. Grainger, Inc.                                                             $    3,885
                                                                                              ----------
                                                                                                   9,578
                                                                                              ----------
              TRUCKING (0.1%)
      26,795  J.B. Hunt Transport Services, Inc.                                                   2,168
      15,995  Ryder System, Inc.                                                                     978
                                                                                              ----------
                                                                                                   3,146
                                                                                              ----------
              Total Industrials                                                                  560,652
                                                                                              ----------
              INFORMATION TECHNOLOGY (19.4%)
              ------------------------------
              APPLICATION SOFTWARE (0.8%)
     151,266  Adobe Systems, Inc.*                                                                14,490
      67,593  Autodesk, Inc.*                                                                      3,659
      46,973  Citrix Systems, Inc.*                                                                3,762
      77,436  Intuit, Inc.                                                                         8,643
     192,665  salesforce.com, Inc.*                                                               15,300
                                                                                              ----------
                                                                                                  45,854
                                                                                              ----------
              COMMUNICATIONS EQUIPMENT (1.0%)
   1,521,758  Cisco Systems, Inc.                                                                 43,659
      20,012  F5 Networks, Inc.*                                                                   2,278
      37,692  Harris Corp.                                                                         3,145
     105,612  Juniper Networks, Inc.                                                               2,375
      47,881  Motorola Solutions, Inc.                                                             3,159
                                                                                              ----------
                                                                                                  54,616
                                                                                              ----------
              DATA PROCESSING & OUTSOURCED SERVICES (2.3%)
      17,862  Alliance Data Systems Corp.*                                                         3,500
     137,613  Automatic Data Processing, Inc.                                                     12,643
      83,945  Fidelity National Information Services, Inc.                                         6,185
      67,239  Fiserv, Inc.*                                                                        7,311
      46,441  Global Payments, Inc.                                                                3,315
     293,601  MasterCard, Inc. "A"                                                                25,854
      96,885  Paychex, Inc.                                                                        5,765
     333,398  PayPal Holdings, Inc.*                                                              12,172
      51,768  Total System Services, Inc.                                                          2,749
     576,098  Visa, Inc. "A"                                                                      42,729
     148,022  Western Union Co.                                                                    2,839
     288,424  Xerox Corp.                                                                          2,737
                                                                                              ----------
                                                                                                 127,799
                                                                                              ----------
              ELECTRONIC COMPONENTS (0.2%)
      92,796  Amphenol Corp. "A"                                                                   5,320
     325,673  Corning, Inc.                                                                        6,670
                                                                                              ----------
                                                                                                  11,990
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      40,686  FLIR Systems, Inc.                                                              $    1,259
                                                                                              ----------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
     108,385  TE Connectivity Ltd.                                                                 6,190
                                                                                              ----------
              HOME ENTERTAINMENT SOFTWARE (0.3%)
     154,710  Activision Blizzard, Inc.                                                            6,131
      91,248  Electronic Arts, Inc.*                                                               6,913
                                                                                              ----------
                                                                                                  13,044
                                                                                              ----------
              INTERNET SOFTWARE & SERVICES (4.1%)
      53,025  Akamai Technologies, Inc.*                                                           2,966
      88,824  Alphabet, Inc. "A"*                                                                 62,490
      89,333  Alphabet, Inc. "C"*                                                                 61,827
     319,663  eBay, Inc. *                                                                         7,483
     699,311  Facebook, Inc. "A"*                                                                 79,917
      29,180  VeriSign, Inc.*                                                                      2,523
     264,416  Yahoo!, Inc.*                                                                        9,932
                                                                                              ----------
                                                                                                 227,138
                                                                                              ----------
              IT CONSULTING & OTHER SERVICES (1.3%)
     188,625  Accenture plc "A"                                                                   21,369
     183,608  Cognizant Technology Solutions Corp. "A"*                                           10,510
      41,375  CSRA, Inc.                                                                             969
     267,163  International Business Machines Corp.                                               40,550
      39,919  Teradata Corp.*                                                                      1,001
                                                                                              ----------
                                                                                                  74,399
                                                                                              ----------
              SEMICONDUCTOR EQUIPMENT (0.3%)
     329,554  Applied Materials, Inc.                                                              7,900
      46,872  KLA-Tencor Corp.                                                                     3,433
      48,510  Lam Research Corp.                                                                   4,078
                                                                                              ----------
                                                                                                  15,411
                                                                                              ----------
              SEMICONDUCTORS (2.5%)
      92,460  Analog Devices, Inc.                                                                 5,237
     112,207  Broadcom Ltd.                                                                       17,437
      23,033  First Solar, Inc.*                                                                   1,117
   1,428,254  Intel Corp.                                                                         46,847
      73,041  Linear Technology Corp.                                                              3,398
      65,681  Microchip Technology, Inc.                                                           3,334
     312,886  Micron Technology, Inc.*                                                             4,305
     153,212  NVIDIA Corp.                                                                         7,202
      38,704  Qorvo, Inc.*                                                                         2,139
     444,347  QUALCOMM, Inc.                                                                      23,804
      57,445  Skyworks Solutions, Inc.                                                             3,635

================================================================================

24  | USAA S&P 500 INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     304,221  Texas Instruments, Inc.                                                         $   19,059
      76,840  Xilinx, Inc.                                                                         3,545
                                                                                              ----------
                                                                                                 141,059
                                                                                              ----------
              SYSTEMS SOFTWARE (3.0%)
      88,699  CA, Inc.                                                                             2,912
   2,377,728  Microsoft Corp.(f)                                                                 121,668
     941,447  Oracle Corp.                                                                        38,534
      55,182  Red Hat, Inc.*                                                                       4,006
     183,734  Symantec Corp.                                                                       3,774
                                                                                              ----------
                                                                                                 170,894
                                                                                              ----------
              TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (3.5%)
   1,656,950  Apple, Inc.(f)                                                                     158,404
     590,681  EMC Corp.                                                                           16,049
     502,771  Hewlett Packard Enterprise Co.                                                       9,186
     520,065  HP, Inc.                                                                             6,527
      87,584  NetApp, Inc.                                                                         2,154
      89,980  Seagate Technology plc                                                               2,192
      85,106  Western Digital Corp.                                                                4,022
                                                                                              ----------
                                                                                                 198,534
                                                                                              ----------
              Total Information Technology                                                     1,088,187
                                                                                              ----------
              MATERIALS (2.8%)
              ----------------
              ALUMINUM (0.1%)
     394,891  Alcoa, Inc.                                                                          3,661
                                                                                              ----------
              COMMODITY CHEMICALS (0.1%)
     103,284  LyondellBasell Industries N.V. "A"                                                   7,686
                                                                                              ----------
              CONSTRUCTION MATERIALS (0.1%)
      19,360  Martin Marietta Materials, Inc.                                                      3,717
      40,214  Vulcan Materials Co.                                                                 4,840
                                                                                              ----------
                                                                                                   8,557
                                                                                              ----------
              DIVERSIFIED CHEMICALS (0.7%)
     339,718  Dow Chemical Co.                                                                    16,887
     264,261  E.I. du Pont de Nemours and Co.                                                     17,124
      45,209  Eastman Chemical Co.                                                                 3,070
                                                                                              ----------
                                                                                                  37,081
                                                                                              ----------
              DIVERSIFIED METALS & MINING (0.1%)
     379,706  Freeport-McMoRan, Inc.                                                               4,230
                                                                                              ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.4%)
      70,871  CF Industries Holdings, Inc.                                                         1,708
      39,970  FMC Corp.                                                                            1,851

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     132,038  Monsanto Co.                                                                    $   13,654
     106,240  Mosaic Co.                                                                           2,781
                                                                                              ----------
                                                                                                  19,994
                                                                                              ----------
              GOLD (0.1%)
     159,920  Newmont Mining Corp.                                                                 6,256
                                                                                              ----------
              INDUSTRIAL GASES (0.3%)
      59,020  Air Products and Chemicals, Inc.                                                     8,383
      86,410  Praxair, Inc.                                                                        9,712
                                                                                              ----------
                                                                                                  18,095
                                                                                              ----------
              METAL & GLASS CONTAINERS (0.1%)
      42,380  Ball Corp.                                                                           3,803
      48,409  Owens-Illinois, Inc.*                                                                  872
                                                                                              ----------
                                                                                                   4,675
                                                                                              ----------
              PAPER PACKAGING (0.2%)
      27,296  Avery Dennison Corp.                                                                 2,040
     124,429  International Paper Co.                                                              5,273
      59,072  Sealed Air Corp.                                                                     2,716
      76,811  WestRock Co.                                                                         2,986
                                                                                              ----------
                                                                                                  13,015
                                                                                              ----------
              SPECIALTY CHEMICALS (0.5%)
      33,976  Albemarle Corp.                                                                      2,695
      79,669  Ecolab, Inc.                                                                         9,449
      24,030  International Flavors & Fragrances, Inc.                                             3,029
      80,291  PPG Industries, Inc.                                                                 8,362
      23,801  Sherwin-Williams Co.                                                                 6,990
                                                                                              ----------
                                                                                                  30,525
                                                                                              ----------
              STEEL (0.1%)
      96,953  Nucor Corp.                                                                          4,791
                                                                                              ----------
              Total Materials                                                                    158,566
                                                                                              ----------
              TELECOMMUNICATION SERVICES (2.9%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.1%)
      88,288  Level 3 Communications, Inc.*                                                        4,546
                                                                                              ----------
              INTEGRATED TELECOMMUNICATION SERVICES (2.8%)
   1,861,498  AT&T, Inc.(f)                                                                       80,435
     165,804  CenturyLink, Inc.                                                                    4,810
     361,783  Frontier Communications Corp.                                                        1,787
   1,232,750  Verizon Communications, Inc.(f)                                                     68,837
                                                                                              ----------
                                                                                                 155,869
                                                                                              ----------
              Total Telecommunication Services                                                   160,415
                                                                                              ----------

================================================================================

26  | USAA S&P 500 INDEX FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              UTILITIES (3.6%)
              ----------------
              ELECTRIC UTILITIES (2.2%)
      68,719  Alliant Energy Corp.                                                            $    2,728
     148,956  American Electric Power Co., Inc.                                                   10,440
     208,616  Duke Energy Corp.                                                                   17,897
      99,086  Edison International                                                                 7,696
      54,049  Entergy Corp.                                                                        4,397
      95,369  Eversource Energy                                                                    5,713
     279,465  Exelon Corp.                                                                        10,161
     127,720  FirstEnergy Corp.                                                                    4,459
     139,623  NextEra Energy, Inc.                                                                18,207
     150,366  PG&E Corp.                                                                           9,611
      33,230  Pinnacle West Capital Corp.                                                          2,694
     205,047  PPL Corp.                                                                            7,741
     284,029  Southern Co.                                                                        15,232
     153,485  Xcel Energy, Inc.                                                                    6,873
                                                                                              ----------
                                                                                                 123,849
                                                                                              ----------
              GAS UTILITIES (0.0%)
      36,455  AGL Resources, Inc.                                                                  2,405
                                                                                              ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
     198,010  AES Corp.                                                                            2,471
      96,532  NRG Energy, Inc.                                                                     1,447
                                                                                              ----------
                                                                                                   3,918
                                                                                              ----------
              MULTI-UTILITIES (1.2%)
      73,224  Ameren Corp.                                                                         3,923
     130,382  CenterPoint Energy, Inc.                                                             3,129
      83,813  CMS Energy Corp.                                                                     3,844
      92,234  Consolidated Edison, Inc.                                                            7,419
     186,549  Dominion Resources, Inc.                                                            14,538
      54,061  DTE Energy Co.                                                                       5,359
      96,628  NiSource, Inc.                                                                       2,563
     154,069  Public Service Enterprise Group, Inc.                                                7,181
      42,760  SCANA Corp.                                                                          3,235
      71,853  Sempra Energy                                                                        8,193
      71,812  TECO Energy, Inc.                                                                    1,985
      95,136  WEC Energy Group, Inc.                                                               6,212
                                                                                              ----------
                                                                                                  67,581
                                                                                              ----------
              WATER UTILITIES (0.1%)
      53,800  American Water Works Co., Inc.                                                       4,546
                                                                                              ----------
              Total Utilities                                                                    202,299
                                                                                              ----------
              Total Common Stock (Cost: $3,252,467)                                            5,509,579
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (1.8%)

              MONEY MARKET FUND (1.6%)
              ------------------------
  92,308,002  Northern Institutional Funds - Diversified Assets Portfolio, 0.23%(a),(d)       $   92,308
                                                                                              ----------
--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
--------------------------------------------------------------------------------------------------------
              U.S. TREASURY BILLS (0.2%)
              --------------------------
     $12,955  0.31%, 9/15/16(b),(e)                                                               12,949
                                                                                              ----------
              Total Money Market Instruments (cost: $105,255)                                    105,257
                                                                                              ----------
              TOTAL INVESTMENTS (COST: $3,357,722)                                            $5,614,836
                                                                                              ==========
--------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                         LEVEL 1              LEVEL 2          LEVEL 3             TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                         $5,509,579          $-              $-                $5,509,579
Money Market Instruments:
  Money Market Fund                         92,308           -               -                    92,308
  U.S. Treasury Bills                       12,949           -               -                    12,949
Other financial instruments(1)                 561           -               -                       561
--------------------------------------------------------------------------------------------------------
Total                                   $5,615,397          $-              $-                $5,615,397
--------------------------------------------------------------------------------------------------------

(1)Other financial instruments are derivative instruments not reflected in the
   Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/(depreciation) of the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of January 1, 2016, through June 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

28  | USAA S&P 500 INDEX FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

  The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
  100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

  REIT   Real estate investment trust

o SPECIFIC NOTES

  (a) Rate represents the money market fund annualized seven-day yield at June
      30, 2016.

  (b) Rate represents an annualized yield at time of purchase, not a coupon rate.

  (c) Northern Trust Corp. is the parent to Northern Trust Investments, Inc.
      (NTI), which is the subadviser of the Fund.

  (d) NTI is both the subadviser of the Fund and the adviser of the Northern
      Institutional Funds.

  (e) Security with a value of $12,949,000 is segregated as collateral for initial margin requirements on open futures contracts.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

  (f) Security, or a portion thereof, is segregated to cover the value of open futures contracts at June 30, 2016.

                                                                        CONTRACT             UNREALIZED
TYPE OF FUTURE            EXPIRATION       CONTRACTS     POSITION         VALUE             APPRECIATION
--------------------------------------------------------------------------------------------------------
E-mini S&P 500
 Index Futures         September 16, 2016   1,051         Long         $109,840,000           $561,000

       * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

30  | USAA S&P 500 INDEX FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $3,357,722)                            $5,614,836
   Receivables:
       Capital shares sold                                                                         2,497
       USAA Asset Management Company (Note 6D)                                                        12
       Dividends and interest                                                                      6,245
       Other                                                                                          11
   Variation margin on futures contracts                                                           1,230
                                                                                              ----------
          Total assets                                                                         5,624,831
                                                                                              ----------
LIABILITIES
   Payables:
      Securities purchased                                                                         6,487
      Capital shares redeemed                                                                      2,250
   Accrued management fees                                                                           455
   Accrued administration and servicing fees                                                           6
   Accrued transfer agent's fees                                                                      62
   Other accrued expenses and payables                                                                67
                                                                                              ----------
          Total liabilities                                                                        9,327
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $5,615,504
                                                                                              ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                             $3,370,989
  Accumulated undistributed net investment income                                                  1,763
  Accumulated net realized loss on investments and futures transactions                          (14,923)
  Net unrealized appreciation of investments and futures contracts                             2,257,675
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $5,615,504
                                                                                              ----------
  Net asset value, redemption price, and offering price per share:
      Member Shares (net assets of $2,861,626/95,611 shares outstanding)                      $    29.93
                                                                                              ==========
      Reward Shares (net assets of $2,753,878/91,990 shares outstanding)                      $    29.94
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividends                                                                                  $ 58,536
     Interest                                                                                        232
                                                                                                --------
          Total income                                                                            58,768
                                                                                                --------
EXPENSES
     Management fees                                                                               2,650
     Administration and servicing fees:
          Member Shares                                                                              817
          Reward Shares                                                                              773
     Transfer agent's fees:
          Member Shares                                                                            1,359
          Reward Shares                                                                              106
     Custody and accounting fees:
          Member Shares                                                                               12
          Reward Shares                                                                               10
     Postage:
          Member Shares                                                                               90
          Reward Shares                                                                               25
     Shareholder reporting fees:
          Member Shares                                                                               37
          Reward Shares                                                                                3
     Trustees' fees                                                                                   14
     Registration fees:
          Member Shares                                                                               62
          Reward Shares                                                                               62
     Professional fees                                                                               151
     Other                                                                                           139
                                                                                                --------
          Total expenses                                                                           6,310
     Expenses reimbursed:
          Member Shares                                                                             (471)
          Reward Shares                                                                             (472)
                                                                                                --------
               Net expenses                                                                        5,367
                                                                                                --------
NET INVESTMENT INCOME                                                                             53,401
                                                                                                --------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND FUTURES CONTRACTS
     Net realized gain on:
          Investments                                                                             13,320
          Futures transactions                                                                     7,595
     Change in net unrealized appreciation/(depreciation) of:
          Investments                                                                            129,918
          Futures contracts                                                                          138
                                                                                                --------
               Net realized and unrealized gain                                                  150,971
                                                                                                --------
     Increase in net assets resulting from operations                                           $204,372
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

32  | USAA S&P 500 INDEX FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended June 30, 2016 (unaudited), and year ended December 31,
2015

--------------------------------------------------------------------------------------------------------
                                                                             6/30/2016        12/31/2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                    $   53,401        $  102,000
   Net realized gain on investments                                             13,320             5,902
   Net realized gain (loss) on futures transactions                              7,595            (4,696)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                              129,918           (40,579)
      Futures contracts                                                            138            (3,323)
                                                                            ----------------------------
      Increase in net assets resulting from operations                         204,372            59,304
                                                                            ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Member Shares                                                            (31,012)          (49,323)
      Reward Shares                                                            (30,647)          (46,758)
                                                                            ----------------------------
           Total distributions of net investment income                        (61,659)          (96,081)
                                                                            ----------------------------
   Net realized gains:
      Member Shares                                                                  -            (2,620)
      Reward Shares                                                                  -            (2,460)
                                                                            ----------------------------
           Total distributions of net realized gains                                 -            (5,080)
                                                                            ----------------------------
      Distributions to shareholders                                            (61,659)         (101,161)
                                                                            ----------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Member Shares                                                                10,705            34,412
   Reward Shares                                                                70,893           330,361
                                                                            ----------------------------
      Total net increase in net assets from capital
           share transactions                                                   81,598           364,773
                                                                            ----------------------------
   Capital contribution from USAA Transfer Agency Company:
      Reward Shares                                                                  -                 5
                                                                            ----------------------------
   Net increase in net assets                                                  224,311           322,921
NET ASSETS
   Beginning of period                                                       5,391,193         5,068,272
                                                                            ----------------------------
   End of period                                                            $5,615,504        $5,391,193
                                                                            ============================
Accumulated undistributed net investment income:
   End of period                                                            $    1,763        $   10,021
                                                                            ============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA S&P 500 Index Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund seeks to match, before fees and expenses, the performance of the stocks composing the S&P 500 Index.
The S&P 500 Index emphasizes stocks of large U.S. companies. USAA Asset
Management Company (the Manager), an affiliate of the Fund, has retained
Northern Trust Investments, Inc. (NTI) to serve as subadviser for the Fund. NTI is responsible for investing the Fund's assets. Under normal market conditions,
NTI attempts to achieve the Fund's objective by investing at least 80% of the
Fund's assets in the common stocks of companies composing the S&P 500 Index.

The Fund consists of two classes of shares: Member Shares and Reward Shares.
Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class.
These expenses include administration and servicing fees, transfer agency fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Reward Shares are currently offered for sale to qualified shareholders, USAA discretionary managed account program, and

================================================================================

34  | USAA S&P 500 INDEX FUND

================================================================================

a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
   established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the
   New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

      If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level
      2 of the fair value hierarchy.

   2. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

   3. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

   4. Short-term debt securities with original or remaining maturities of
      60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

   5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the
      Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy;
      however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

================================================================================

36  | USAA S&P 500 INDEX FUND

================================================================================

   6. Repurchase agreements are valued at cost.

   7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems.
      General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted)
   in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at June 30, 2016, did not include master netting provisions.

   FUTURES CONTRACTS - The Fund is subject to cash flow and tracking error risk in the normal course of pursuing its investment objectives. The Fund may use stock index futures contracts in an attempt to reduce any performance discrepancies between the Fund and the S&P 500 Index. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the
   Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the
   Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the

================================================================================

38  | USAA S&P 500 INDEX FUND

================================================================================

   difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the
   Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JUNE 30, 2016*
   (IN THOUSANDS)

                                      ASSET DERIVATIVES                           LIABILITY DERIVATIVES
   --------------------------------------------------------------------------------------------------------
                            STATEMENT OF                                  STATEMENT OF
   DERIVATIVES NOT          ASSETS AND                                    ASSETS AND
   ACCOUNTED FOR AS         LIABILITIES                                   LIABILITIES
   HEDGING INSTRUMENTS      LOCATION                 FAIR VALUE           LOCATION               FAIR VALUE
   --------------------------------------------------------------------------------------------------------
   Equity contracts         Net unrealized             $561**               -                        $-
                            appreciation of
                            investments and
                            futures contracts
   --------------------------------------------------------------------------------------------------------

 * For open derivative instruments as of June 30, 2016, see the Notes to
   Portfolio of Investments, which also is indicative of activity for the six-month period ended June 30, 2016.

** Includes cumulative appreciation/(depreciation) of futures as reported on the
   Notes to Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2016 (IN THOUSANDS)

                                                                                            CHANGE IN
                                                                                            UNREALIZED
   DERIVATIVES NOT                                                                          APPRECIATION/
   ACCOUNTED FOR AS                 STATEMENT OF                       REALIZED GAIN        (DEPRECIATION)
   HEDGING INSTRUMENTS              OPERATIONS LOCATION                ON DERIVATIVES       ON DERIVATIVES
   --------------------------------------------------------------------------------------------------------
   Equity contracts                 Net realized gain                    $7,595                  $138
                                    on Futures transactions/
                                    Change in net unrealized
                                    appreciation/(depreciation)
                                    Futures contracts
   --------------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the
   Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-
   dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended June 30, 2016, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the
   Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund

================================================================================

40  | USAA S&P 500 INDEX FUND

================================================================================

may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the six-month period ended June 30, 2016, the Fund paid CAPCO facility fees of $17,000, which represents 7.7% of the total fees paid to CAPCO by the USAA
Funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of December 31,
2016, in accordance with applicable tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended June 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended June 30, 2016, were
$249,065,000 and $127,311,000, respectively.

As of June 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of June 30,
2016, were $2,454,075,000 and $196,961,000, respectively, resulting in net unrealized appreciation of $2,257,114,000.

(5) CAPITAL SHARE TRANSACTIONS

At June 30, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions were as follows, in thousands:

                                            SIX-MONTH PERIOD ENDED                  YEAR ENDED
                                                JUNE 30, 2016                    DECEMBER 31, 2015
     --------------------------------------------------------------------------------------------------
                                            SHARES          AMOUNT            SHARES           AMOUNT
                                            -----------------------------------------------------------
     MEMBER SHARES:
     Shares sold                            8,224          $ 235,568          15,977          $ 469,450
     Shares issued from reinvested
      dividends                             1,047             30,551           1,777             51,069
     Shares redeemed                       (8,836)          (255,414)        (16,474)          (486,107)
                                            -----------------------------------------------------------
     Net increase from capital
      share transactions                      435          $  10,705           1,280          $  34,412
                                            ===========================================================
     REWARD SHARES:
     Shares sold                            6,061          $ 175,125          17,547          $ 520,435
     Shares issued from reinvested
      dividends                             1,009             29,456           1,647             47,276
     Shares redeemed                       (4,636)          (133,688)         (8,053)          (237,350)
                                            -----------------------------------------------------------
     Net increase from capital
      share transactions                    2,434          $  70,893          11,141          $ 330,361
                                            ===========================================================

================================================================================

42  | USAA S&P 500 INDEX FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to a Management Agreement. Under this agreement, the
   Manager is responsible for managing the business and affairs of the Fund.
   The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

   The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The
   Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to
   100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

   The investment management fee for the Fund is accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets.
   For the six-month period ended June 30, 2016, the Fund incurred management fees, paid or payable to the Manager, of $2,650,000.

B. SUBADVISORY ARRANGEMENT(S) - The Manager has entered into an Investment
   Subadvisory Agreement with NTI, under which NTI directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the
   Manager).

   The Manager (not the Fund) pays NTI a subadvisory fee in an annual amount of
   0.02% of the Fund's average daily net assets on amounts up to $1.5 billion;
   0.01% of the Fund's average daily net assets for the next $1.5 billion; and
   0.005% of the Fund's average daily net assets that exceed $3 billion. For the six-month period ended June 30, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to NTI, of $281,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

   NTI has agreed to remit to the Fund all subadvisory fees earned on Fund assets invested in any of NTI's affiliated money market funds. For the six-month period ended June 30, 2016, NTI remitted $11,000 to the Fund for the investments in the Northern Institutional Funds-Diversified Assets
   Portfolio.

   NTI is a subsidiary of The Northern Trust Company, the Fund's custodian and accounting agent.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the
   Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.06% of the Fund's average net assets for the fiscal year. For the six-month period ended June 30, 2016, the Member Shares and Reward Shares incurred administration and servicing fees, paid or payable to the Manager, of $817,000 and $773,000, respectively.

   In addition to the services provided under its Administration and Servicing
   Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended June 30, 2016, the Fund reimbursed the Manager
   $76,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through May 1, 2017 to limit the total annual operating expenses of the Member Shares and the Reward Shares to 0.25% and 0.15%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through May 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended June 30, 2016, the Fund incurred reimbursable expenses from the Manager for the Member

================================================================================

44  | USAA S&P 500 INDEX FUND

================================================================================

   Shares and the Reward Shares of $471,000 and $472,000, respectively, of which $12,000 was receivable from the Manager.

   In addition, NTI has contractually agreed to reimburse the Fund for all license fees paid by the Fund to Standard & Poor's, in amounts not exceeding the annual rate of 0.001% of the average daily net assets of the Fund. For the six-month period ended June 30, 2016, the Fund incurred reimbursable expenses from NTI for the Member Shares and the Reward Shares of $16,000
   each.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
   Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $20 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended June 30, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS for the Member Shares and Reward Shares, of $1,359,000 and
   $106,000, respectively.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

G. ACCOUNT MAINTENANCE FEE - SAS assesses a $10 annual account maintenance fee to the Member Shares to allocate part of the fixed cost of maintaining shareholder accounts. This fee is charged directly to the shareholders'
   accounts and does not impact the Fund. The fee is waived on accounts with balances of $10,000 or more.

(7) TRANSACTIONS WITH AFFILIATES

The Fund's Reward Shares is one of 20 USAA mutual funds in which the affiliated
USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

control. As of June 30, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.1
Cornerstone Equity                                                      0.3
Target Retirement Income                                                0.3
Target Retirement 2020                                                  0.8
Target Retirement 2030                                                  2.0
Target Retirement 2040                                                  2.5
Target Retirement 2050                                                  1.4
Target Retirement 2060                                                  0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

46  | USAA S&P 500 INDEX FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - MEMBER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                              JUNE 30,                      YEAR ENDED DECEMBER 31,
                           -----------------------------------------------------------------------------
                                2016        2015         2014       2013        2012               2011
                           -----------------------------------------------------------------------------
Net asset value at
  beginning of period      $    29.18  $    29.41   $    26.39    $    20.34   $    18.83     $    18.86
                           -----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .28         .56          .49           .44          .41            .39
  Net realized and
    unrealized gain (loss)        .79        (.24)        3.01          6.02         2.54           (.05)
                           -----------------------------------------------------------------------------
Total from investment
  operations                     1.07         .32         3.50          6.46         2.95            .34
                           -----------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.32)       (.52)        (.48)))       (.41)        (.43)          (.37)
  Realized capital gains            -         (.03)           ---           -        (1.01)             -
                           -----------------------------------------------------------------------------
Total distributions              (.32)       (.55)        (.48)))       (.41)       (1.44)          (.37)
                           -----------------------------------------------------------------------------
Net asset value at end
  of period                $    29.93  $    29.18   $    29.41    $    26.39   $    20.34     $    18.83
                           =============================================================================
Total return (%)*                3.71        1.13        13.38         32.03        15.75           1.82
Net assets at end of
  period (000)             $2,861,626  $2,777,361   $2,761,616    $2,571,828   $2,116,203     $1,967,983
Ratios to average
  net assets:**
  Expenses (%)(a)                 .25(b)      .25          .25           .25          .25            .25
  Expenses, excluding
    reimbursements (%)(a)         .28(b)      .28          .28           .30          .32            .33
  Net investment
    income (%)                   1.96(b)     1.88         1.76          1.85         2.06           2.03
Portfolio turnover (%)              2           4            3             3            4              3

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period; does not reflect $10 annual account maintenance fee. Includes adjustments in accordance with U.S.
    generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $2,753,315,000.
 (a)Reflects total annual operating expenses of the Member Shares before reductions of any expenses paid indirectly. The Member Shares' expenses paid indirectly decreased the expense ratios as follows:
                                    -           -            -          (.00%)(+)    (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
 (b)Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - REWARD SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                            SIX-MONTH
                           PERIOD ENDED
                             JUNE 30,                          YEAR ENDED DECEMBER 31,
                           -----------------------------------------------------------------------------
                              2016           2015          2014         2013       2012            2011
                           -----------------------------------------------------------------------------
Net asset value at
  beginning of period      $    29.19  $    29.42    $    26.39   $    20.34   $    18.83     $    18.86
                           -----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .29         .59           .51          .45          .43            .40
  Net realized and
    unrealized gain (loss)        .80        (.24)         3.03         6.04         2.54           (.04)
                           -----------------------------------------------------------------------------
Total from investment
  operations                     1.09         .35          3.54         6.49         2.97            .36
                           -----------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.34)       (.55)         (.51)        (.44)        (.45)          (.39)
  Realized capital gains            -         (.03)            -            -       (1.01)             -
                           -----------------------------------------------------------------------------
Total distributions              (.34)       (.58)         (.51)        (.44)       (1.46)          (.39)
                           -----------------------------------------------------------------------------
Net asset value at end
  of period                $    29.94  $    29.19    $    29.42   $    26.39   $    20.34     $    18.83
                           =============================================================================
Total return (%)*                3.76        1.23         13.53        32.16        15.86           1.96
Net assets at end of
  period (000)             $2,753,878  $2,613,832    $2,306,656   $1,832,575   $1,173,588     $1,316,754
Ratios to average
  net assets:**
  Expenses (%)(a)                 .15(c)      .15           .15          .15          .15            .13(b)
  Expenses, excluding
    reimbursements (%)(a)         .19(c)      .18           .18          .20          .27            .24
  Net investment
  income (%)                     2.05(c)     1.99          1.86         1.95         2.15           2.14
Portfolio turnover (%)              2           4             3            3            4              3

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $2,605,785,000.
(a) Reflects total annual operating expenses of the Reward Shares before reductions of any expenses paid indirectly. The Reward Shares' expenses paid indirectly decreased the expense ratios as follows:
                                    -           -             -         (.00%)(+)    (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Effective May 1, 2011, the Manager voluntarily agreed to reimburse the
    Reward Shares for expenses in excess of 0.15% of their annual average net assets. Prior to May 1, 2011, the Manager voluntarily agreed to reimburse the Reward Shares for expenses in excess of 0.09% of their annual average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

48  | USAA S&P 500 INDEX FUND

================================================================================

EXPENSE EXAMPLE

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as account maintenance fees, wire fees, redemption fees, and low balance fees;
and indirect costs, including management fees, transfer agency fees, and other
Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2016, through June
30, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Actual expenses in the table on the next page do not reflect the effect of the annual $10.00 account maintenance fee that is assessed on Member Share accounts with balances of less than $10,000, at a rate of $2.50 per quarter. To include the effect of this fee on the expenses that you paid, add $5.00 ($2.50 for two quarters) to your calculated estimated expenses. If you are currently assessed this fee, your ending account value reflects the quarterly deduction from your account.

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of
5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as account maintenance fees, wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING                ENDING              DURING PERIOD*
                                          ACCOUNT VALUE          ACCOUNT VALUE         JANUARY 1, 2016 -
                                         JANUARY 1, 2016         JUNE 30, 2016          JUNE 30, 2016
                                         ---------------------------------------------------------------
MEMBER SHARES
Actual                                     $1,000.00                 $1,037.10                $1.27
Hypothetical
 (5% return before expenses)                1,000.00                  1,023.62                 1.26

REWARD SHARES
Actual                                      1,000.00                  1,037.60                 0.76

Hypothetical
 (5% return before expenses)                1,000.00                  1,024.12                 0.75

*Expenses are equal to the Fund's annualized expense ratio of 0.25% for Member
 Shares and 0.15% for Reward Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period).
 The Fund's actual ending account values are based on its actual total returns of 3.71% for Member Shares and 3.76% for Reward Shares for the six-month period of January 1, 2016, through June 30, 2016.

================================================================================

50  | USAA S&P 500 INDEX FUND

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Management Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Management Agreement and
Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management.
The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and
Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Management Agreement and the
Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such
Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Subadvisory
Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Subadvisory Agreement
with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser.
At the meeting at which the renewal of the Management Agreement and Subadvisory
Agreement is considered, particular focus is given to information concerning
Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the
Subadviser is an ongoing one. In this regard, the Board's and its committees'
consideration of the Management Agreement and Subadvisory Agreement included certain information previously received at such meetings.

MANAGEMENT AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Management Agreement. In approving the Management Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Management Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the
Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The
Board considered the fees paid to the Manager and the services provided to the
Fund by the Manager under the Management Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

================================================================================

52  | USAA S&P 500 INDEX FUND

================================================================================

The Board considered the Manager's management style and the performance of the
Manager's duties under the Management Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the
Manager's process for monitoring "best execution," also was considered. The
Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Management Agreement. In reviewing the
Management Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the
Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the
Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the
Management Agreement, the Board evaluated the advisory fees and total expense ratios of each of the Member Shares and Reward Shares classes of the Fund as compared to other open-end investment companies deemed to be comparable to each class of the Fund as determined by the independent third party in its report.
The expenses of each class of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the class of the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe for the Member Shares and for the Reward Shares. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and its expense universe for the Member Shares and for the Reward Shares. The Trustees also took into account the Manager's current undertakings to maintain expense limitations for the Fund. The Board took into account the various services provided to the
Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the high level of correlation between the S&P 500 Index and the Fund and the relatively low tracking error between the Fund and the S&P 500 Index, and noted that it reviews such information on a quarterly basis. The Board also noted the level and method of computing the management fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The
Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results.
The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Management Agreement, including, among other information, a comparison of the average annual total returns of each class of the Fund with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The performance universe of each class of the Fund consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the performance of the Fund's Member Shares and Reward Shares was above the average of its performance universe and its
Lipper index for the one-, three-, and five-year periods ended December 31, 2015 and was above

================================================================================

54  | USAA S&P 500 INDEX FUND

================================================================================

the average of its performance universe and equal to its Lipper index for the ten-year period ended December 31, 2015. The Board also noted that the percentile performance ranking of the Fund's Member Shares was in the top 35% of its performance universe for the one-, three-, five- and ten-year periods ended
December 31, 2015, and that the percentile performance ranking for the Fund's
Reward Shares was in the top 20% of its performance universe for the one-, three-, and five-year periods ended December 31, 2015 and in the top 15% of its performance universe for the ten-year period ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the
Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the level of management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the
Trustees noted that the Manager reimbursed a portion of its management fees to the Fund and also pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses.
In reviewing the overall profitability of the management fee to the Manager, the
Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The
Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be able to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the fee waivers and expense reimbursements arrangements by the Manager and noted the fact that the Manager pays the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

subadvisory fee. The Board also considered the effects of each class's growth and size on the class's performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Management Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Management Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability, if any, from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Management Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory
Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent
Trustees, voted to approve the Subadvisory Agreement. In approving the
Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

================================================================================

56  | USAA S&P 500 INDEX FUND

================================================================================

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The
Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board noted that the Subadviser and its affiliates also provide accounting and custody services to the Fund at no additional charge. The
Board considered the Subadviser's level of knowledge and investment style. The
Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the
Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the
Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the
Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under the
Subadvisory Agreement were paid by the Manager and that the Subadviser had agreed to reimburse the Fund for license fees paid to Standard & Poor's. The
Trustees also relied on the ability of the Manager to negotiate the Subadvisory
Agreement and the fees thereunder at arm's length. For the above reasons, the
Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the
Subadviser's management of the Fund

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

was not a material factor in considering the Subadvisory Agreement, although the
Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the
Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser.
As noted above, the Board considered, among other data, the Fund's performance with respect to each class during the one-, three-, five-, and ten-year periods ended December 31, 2015, as compared to the Fund's peer group and noted that the
Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser.

CONCLUSIONS - The Board reached the following conclusions regarding the
Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

58  | USAA S&P 500 INDEX FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        The Northern Trust Company
ACCOUNTING AGENT                     50 S. LaSalle St.
                                     Chicago, Illinois 60603
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================
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   =============================================================================
   28651-0816                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                                    [GRAPHIC OF USAA EXTENDED MARKET INDEX FUND]

   =============================================================

      SEMIANNUAL REPORT
      USAA EXTENDED MARKET INDEX FUND
      JUNE 30, 2016

   =============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE BELIEVE HOWEVER, THAT IT'S IMPORTANT FOR
INVESTORS TO STAY FOCUSED ON THEIR LONG-TERM        [PHOTO OF BROOKS ENGLEHARDT]
OBJECTIVES, USING AN INVESTMENT PLAN THAT IS
BASED ON THEIR TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

AUGUST 2016

The reporting period ended June 30, 2016, started and ended in a dramatic fashion. During the first six weeks of 2016, worries about global economic growth drove an increase in volatility and a steep sell-off in global stocks.
Although the decline was followed by a strong rally, market uncertainty continued throughout the reporting period. Volatility spiked in the final days of June 2016, as new concerns about the global economy and the United Kingdom's unexpected vote to exit the European Union ("Brexit") rattled the financial markets. When all was said and done, the broad U.S. stock market finished in positive territory--near its high for the reporting period. In general, non-U.S.
stock indexes were down slightly.

The strong performance of U.S. stocks was due in part to the growth of the U.S.
economy, which continued to outperform the world's other large economies. That said, the U.S. economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to escape a recession and return to a normal rate of economic growth. Slower spending by households that are seeking to reduce their debt has impeded the recovery. Also, while the American consumer was expected to benefit from the huge drop in the price of oil, savings at the pump were offset by higher costs in other parts of the economy, including housing and health care. As a result, consumer spending has been lower than expected.

In response to the unexpected soft market and what the Federal Reserve (the Fed)
chair Janet Yellen termed "sizable" economic uncertainties, the Fed backed off its earlier guidance and did not raise interest rates during the reporting period. Fed policymakers have indicated their desire to increase interest rates to what they consider "normal levels," if only to have more policy tools at their disposal in case of a recession. In our view, the Fed will likely remain on a "lower for longer" track to avoid derailing U.S. economic growth.
Furthermore, the market volatility that was unleashed by the "Brexit" vote may lead the Fed to scale back further its plans for interest rate increases this year and in 2017.

Meanwhile, corporate earnings during the reporting period were disappointing.
In the first quarter of 2016, for example, the companies in the S&P 500(R) Index experienced a fourth consecutive quarter of year-over-year earnings declines. To

================================================================================

================================================================================

compensate for this, many companies have cut operating costs, reduced capital spending, and bought back shares. However, we think they may have extracted most of what they can using these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Because of heightened volatility during the reporting period, investors generally favored safe-haven assets, such as gold and U.S. Treasuries. In mid-June 2016, for example, strong demand drove 10-year U.S. Treasury yields--which move in the opposite direction of prices--to their lowest level since 2012. On July 5th, just two trading days after the end of the reporting period, 10-year Treasury yields sank to a record low of 1.37% amid ongoing uncertainty about the impact of "Brexit". Government bond yields around the world also fell, reflecting persistent worries about weak global growth and limits to what central banks can do to support their economies through monetary stimulus.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation relative to the risks assumed. We believe however, that it's important for investors to stay focused on their long-term objectives, using an investment plan that is based on their time horizon and risk tolerance. Market conditions are always in fluctuation and time horizon matters--even price movements like those seen during the reporting period have historically smoothed out in the long term. A plan can also keep you from making hasty portfolio decisions based on market turmoil, while giving you flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

On behalf of all of us at USAA Investments, thank you for the opportunity to help you achieve your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. o Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities market. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           4

FINANCIAL INFORMATION

  USAA EXTENDED MARKET INDEX FUND:

    Financial Statements                                                      8

    Financial Highlights                                                     11

    Notes to Financial Statements                                            13

EXPENSE EXAMPLE                                                              18

ADVISORY AGREEMENT(S)                                                        20

  MASTER EXTENDED MARKET INDEX SERIES:

    Schedule of Investments                                                  28

    Financial Statements                                                     75

    Financial Highlights                                                     78

    Notes to Financial Statements                                            79

ADVISORY AGREEMENT(S)                                                        94

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.
208358-0816

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA EXTENDED MARKET INDEX FUND (THE FUND) SEEKS TO MATCH, BEFORE FEES AND
EXPENSES, THE PERFORMANCE OF THE U.S. STOCKS NOT INCLUDED IN THE S&P 500(R)
INDEX AS REPRESENTED BY THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET
INDEX(SMI). THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX MEASURES THE
PERFORMANCE OF ALL SMALL- AND MID-CAP STOCKS AS MEASURED BY THE DOW JONES U.S.
TOTAL STOCK MARKET INDEX(SM) LESS THE STOCKS IN THE S&P 500 INDEX.

--------------------------------------------------------------------------------
TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest all of the Fund's investable assets in the Master Extended Market Index Series of the Quantitative
Master Series LLC (Extended Market Portfolio), which is a separate fund advised by BlackRock Advisors, LLC (BlackRock), with a substantially similar investment objective as the Fund. Therefore, your interest in the Extended Market
Portfolio's securities is indirect, and the investment characteristics of the
Fund will correspond directly to those of the Extended Market Portfolio. This type of arrangement is commonly referred to as a master-feeder structure.

The Extended Market Portfolio seeks to track, before fees and expenses, the performance of the Dow Jones U.S. Completion Total Stock Market Index as closely as possible, and normally, at least 80% of its assets will be invested in securities or other financial instruments of companies that are components of or have economic characteristics similar to the securities included in the Dow
Jones U.S. Completion Total Stock Market Index.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

BlackRock Advisors, LLC

    ALAN MASON                                                RACHEL M. AGUIRRE
    GREG SAVAGE, CFA                                          CREIGHTON JUE, CFA

--------------------------------------------------------------------------------

o   HOW DID THE USAA EXTENDED MARKET INDEX FUND (THE FUND) PERFORM?

    For the reporting period ended June 30, 2016, the Fund had a total return of
    2.18%, while the benchmark Dow Jones U.S. Completion Total Stock Market
    Index(SM) (the "Benchmark Index") returned 2.37%.

o   DESCRIBE THE MARKET ENVIRONMENT.

    Market-moving events and headlines in the first half of the year have been dominated by slowing global growth fears and geopolitical events.

    The first week of the year was the worst start to a year since 2009, and by
    February 11, the S&P 500(R) Total Return Index hit a low for the year of
    (10.27)%. With fears of a global economic slowdown, oil prices cratering, and terrorist attacks in Istanbul, Jakarta, and Pakistan, equities suffered.

    Russia and Saudi Arabia agreed to freeze oil production, and oil began to rebound in February. U.S. equities responded in kind, aided by dovish comments from the Federal Reserve (the "Fed") officials. In March, the
    European Central Bank unexpectedly cut rates and increased asset purchases, while the Fed kept rates unchanged and scaled back the expected number of rate hikes this year.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to page 5 for benchmark definition.

================================================================================

2  | USAA EXTENDED MARKET INDEX FUND

================================================================================

    Domestic equity markets posted gains in the first half of the year despite increased volatility in June from the "Brexit", i.e., the United Kingdom's vote to leave the European Union. Following the vote, equity markets declined worldwide, and investors rushed to high quality assets, driving
    U.S. Treasury yields further down. However, U.S. equities capitalized on the upward momentum from their March rally, which continued through the second quarter as commodities rebounded and dovish comments from the Fed fueled the market.

o   DESCRIBE RECENT PORTFOLIO ACTIVITY.

    During the period, as changes were made to the composition of the Benchmark
    Index, the Series purchased and sold securities to maintain its objective of matching the performance of the Benchmark Index as closely as possible before the deduction of Series expenses.

o   DESCRIBE PORTFOLIO POSITIONING AT PERIOD END.

    The Series remains positioned to attempt to match the risk characteristics of the Benchmark Index, irrespective of the market's future direction.

    THE VIEWS EXPRESSED REFLECT THE OPINIONS OF BLACKROCK AS OF THE DATE OF THIS
    REPORT AND ARE SUBJECT TO CHANGE BASED ON CHANGES IN MARKET, ECONOMIC OR
    OTHER CONDITIONS. THESE VIEWS ARE NOT INTENDED TO BE A FORECAST OF FUTURE
    EVENTS AND ARE NO GUARANTEE OF FUTURE RESULTS.

    INVESTING INVOLVES RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. INTERNATIONAL
    INVESTING INVOLVES RISKS, INCLUDING RISKS RELATED TO FOREIGN CURRENCY,
    LIMITED LIQUIDITY, LESS GOVERNMENT REGULATION, AND THE POSSIBILITY OF
    SUBSTANTIAL VOLATILITY DUE TO ADVERSE POLITICAL, ECONOMIC OR OTHER
    DEVELOPMENTS.

    THIS MATERIAL IS NOT INTENDED TO BE RELIED UPON AS A FORECAST, RESEARCH OR
    INVESTMENT ADVICE, AND IS NOT A RECOMMENDATION, OFFER OR SOLICITATION TO BUY
    OR SELL ANY SECURITIES OR TO ADOPT ANY INVESTMENT STRATEGY. THE OPINIONS
    EXPRESSED ARE AS OF JUNE 30, 2016, AND MAY CHANGE AS SUBSEQUENT CONDITIONS
    VARY. THE INFORMATION AND OPINIONS CONTAINED IN THIS MATERIAL ARE DERIVED
    FROM PROPRIETARY AND NON-PROPRIETARY SOURCES DEEMED BY BLACKROCK TO BE
    RELIABLE, ARE NOT NECESSARILY ALL-INCLUSIVE AND ARE NOT GUARANTEED AS TO
    ACCURACY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THERE IS NO
    GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS. ANY INVESTMENTS NAMED
    WITHIN THIS MATERIAL MAY NOT NECESSARILY BE HELD IN ANY ACCOUNTS MANAGED BY
    BLACKROCK. RELIANCE UPON INFORMATION IN THIS MATERIAL IS AT THE SOLE
    DISCRETION OF THE READER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE
    RESULTS. INDEX PERFORMANCE IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY. IT IS
    NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

    PREPARED BY BLACKROCK INVESTMENTS, LLC, MEMBER FINRA.

    (C)2016 BLACKROCK, INC. ALL RIGHTS RESERVED.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA EXTENDED MARKET INDEX FUND (THE FUND)
(Ticker Symbol: USMIX)

--------------------------------------------------------------------------------
                                      6/30/16                    12/31/15
--------------------------------------------------------------------------------
Net Assets                        $609.4 Million             $619.6 Million
Net Asset Value Per Share             $16.41                     $16.06

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
   12/31/15-6/30/16*          1 YEAR           5 YEARS           10 YEARS
        2.18%                 -5.94%            8.82%              7.08%

--------------------------------------------------------------------------------
                       EXPENSE RATIO AS OF 12/31/15**
--------------------------------------------------------------------------------
                                    0.48%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

* Total returns for periods of less than one year are not annualized. This return is cumulative.

** The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including the Fund's share of the allocated expenses of the Master Extended Market Index Series, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

4  | USAA EXTENDED MARKET INDEX FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                   DOW JONES                           USAA
                          U.S. COMPLETION TOTAL STOCK           EXTENDED MARKET INDEX
                                 MARKET INDEX*                         FUND
 6/30/2006                        $10,000.00                        $10,000.00
 7/31/2006                          9,724.66                          9,717.00
 8/31/2006                          9,924.91                          9,922.00
 9/30/2006                         10,012.52                         10,031.00
10/31/2006                         10,513.14                         10,526.00
11/30/2006                         10,901.13                         10,911.00
12/31/2006                         10,926.16                         10,952.00
 1/31/2007                         11,276.60                         11,314.00
 2/28/2007                         11,251.56                         11,248.00
 3/31/2007                         11,376.72                         11,363.00
 4/30/2007                         11,652.07                         11,618.00
 5/31/2007                         12,152.69                         12,104.00
 6/30/2007                         11,977.47                         11,948.00
 7/31/2007                         11,439.30                         11,429.00
 8/31/2007                         11,551.94                         11,536.00
 9/30/2007                         11,902.38                         11,898.00
10/31/2007                         12,252.82                         12,277.00
11/30/2007                         11,564.46                         11,561.00
12/31/2007                         11,514.39                         11,468.00
 1/31/2008                         10,801.00                         10,718.00
 2/29/2008                         10,575.72                         10,501.00
 3/31/2008                         10,387.98                         10,291.00
 4/30/2008                         10,951.19                         10,858.00
 5/31/2008                         11,464.33                         11,346.00
 6/30/2008                         10,613.27                         10,492.00
 7/31/2008                         10,513.14                         10,387.00
 8/31/2008                         10,713.39                         10,596.00
 9/30/2008                          9,549.44                          9,455.00
10/31/2008                          7,584.48                          7,503.00
11/30/2008                          6,720.90                          6,649.00
12/31/2008                          7,020.15                          6,956.00
 1/31/2009                          6,495.62                          6,420.00
 2/28/2009                          5,857.32                          5,792.00
 3/31/2009                          6,370.46                          6,291.00
 4/30/2009                          7,321.65                          7,233.00
 5/31/2009                          7,622.03                          7,528.00
 6/30/2009                          7,684.61                          7,584.00
 7/31/2009                          8,385.48                          8,267.00
 8/31/2009                          8,698.37                          8,581.00
 9/30/2009                          9,199.00                          9,071.00
10/31/2009                          8,698.37                          8,563.00
11/30/2009                          9,048.81                          8,905.00
12/31/2009                          9,649.56                          9,485.00
 1/31/2010                          9,411.76                          9,253.00
 2/28/2010                          9,874.84                          9,699.00
 3/31/2010                         10,600.75                         10,405.00
 4/30/2010                         11,101.38                         10,897.00
 5/31/2010                         10,262.83                         10,080.00
 6/30/2010                          9,549.44                          9,383.00
 7/31/2010                         10,212.77                         10,024.00
 8/31/2010                          9,649.56                          9,457.00
 9/30/2010                         10,738.42                         10,535.00
10/31/2010                         11,226.53                         11,000.00
11/30/2010                         11,564.46                         11,315.00
12/31/2010                         12,408.89                         12,151.00
 1/31/2011                         12,565.71                         12,296.00
 2/28/2011                         13,128.91                         12,844.00
 3/31/2011                         13,391.74                         13,104.00
 4/30/2011                         13,792.24                         13,479.00
 5/31/2011                         13,617.02                         13,306.00
 6/30/2011                         13,291.61                         12,988.00
 7/31/2011                         12,866.08                         12,575.00
 8/31/2011                         11,814.77                         11,545.00
 9/30/2011                         10,538.17                         10,304.00
10/31/2011                         12,015.02                         11,747.00
11/30/2011                         11,952.44                         11,670.00
12/31/2011                         11,939.92                         11,662.00
 1/31/2012                         12,841.05                         12,537.00
 2/29/2012                         13,366.71                         13,030.00
 3/31/2012                         13,667.08                         13,322.00
 4/30/2012                         13,566.96                         13,221.00
 5/31/2012                         12,615.77                         12,295.00
 6/30/2012                         13,016.27                         12,678.00
 7/31/2012                         12,928.66                         12,587.00
 8/31/2012                         13,379.22                         13,020.00
 9/30/2012                         13,704.63                         13,332.00
10/31/2012                         13,516.90                         13,151.00
11/30/2012                         13,717.15                         13,352.00
12/31/2012                         14,079.22                         13,698.00
 1/31/2013                         15,056.32                         14,644.00
 2/28/2013                         15,206.51                         14,777.00
 3/31/2013                         15,919.90                         15,466.00
 4/30/2013                         16,020.65                         15,558.00
 5/31/2013                         16,447.81                         15,959.00
 6/30/2013                         16,286.11                         15,795.00
 7/31/2013                         17,391.86                         16,853.00
 8/31/2013                         16,914.14                         16,381.00
 9/30/2013                         17,907.38                         17,336.00
10/31/2013                         18,426.53                         17,840.00
11/30/2013                         18,868.21                         18,271.00
12/31/2013                         19,436.42                         18,802.00
 1/31/2014                         19,085.36                         18,429.00
 2/28/2014                         20,130.16                         19,432.00
 3/31/2014                         19,984.73                         19,293.00
 4/30/2014                         19,470.46                         18,813.00
 5/31/2014                         19,763.95                         19,090.00
 6/30/2014                         20,642.18                         19,922.00
 7/31/2014                         19,725.78                         19,037.00
 8/31/2014                         20,702.75                         19,975.00
 9/30/2014                         19,652.07                         18,941.00
10/31/2014                         20,446.06                         19,709.00
11/30/2014                         20,717.77                         19,965.00
12/31/2014                         20,919.40                         20,153.00
 1/31/2015                         20,523.03                         19,762.00
 2/28/2015                         21,760.70                         20,947.00
 3/31/2015                         22,029.04                         21,193.00
 4/30/2015                         21,688.24                         20,858.00
 5/31/2015                         22,085.23                         21,227.00
 6/30/2015                         21,917.52                         21,070.00
 7/31/2015                         21,890.61                         21,014.00
 8/31/2015                         20,601.88                         19,784.00
 9/30/2015                         19,604.01                         18,811.00
10/31/2015                         20,682.85                         19,862.00
11/30/2015                         21,025.28                         20,187.00
12/31/2015                         20,204.13                         19,395.00
 1/31/2016                         18,419.02                         17,693.00
 2/29/2016                         18,502.00                         17,765.00
 3/31/2016                         20,014.64                         19,202.00
 4/30/2016                         20,351.06                         19,516.00
 5/31/2016                         20,713.64                         19,866.00
 6/30/2016                         20,683.10                         19,818.00
                                   [END CHART]

                          Data from 6/30/06 to 6/30/16.

The graph illustrates how a $10,000 hypothetical investment in the USAA Extended
Market Index Fund closely tracks the Dow Jones U.S. Completion Total Stock
Market Index, which is a market-capitalization-weighted index of approximately
3,500 U.S. equity securities. It includes all the stocks in the Dow Jones U.S.
Total Stock Market Index except for stocks included in the S&P 500 Index.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The Dow Jones U.S. Completion Total Stock Market Index is a subset of the Dow
Jones U.S. Total Stock Market Index that excludes components of the S&P 500
Index. The Dow Jones U.S. Total Stock Market Index is an all-inclusive measure composed of all U.S. equity securities with readily available prices. This broad index is divided according to stock-size segment, style, and sector to create distinct sub-indexes that track every major segment of the market.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

Dow Jones U.S. Completion Total Stock Market Index is a service mark of Dow
Jones & Company, Inc. Dow Jones does not have any relationship to the Fund other than the licensing and sublicensing of the Dow Jones U.S. Completion Total
Stock Market Index and its service marks for use in connection with the Fund.
o Dow Jones does not sponsor, endorse, sell, or promote the Fund; recommend that any person invest in the Fund or any other securities; have any responsibility or liability for or make any decisions about the timing, amount, or pricing of the Fund; have any responsibility or liability for the administration, management, or marketing of the Fund; consider the needs of the Fund or the owners of the Fund in determining, composing, or calculating the Dow Jones U.S.
Completion Total Stock Market Index, or have any obligation to do so.

Dow Jones will have no liability in connection with the Fund. Specifically, Dow
Jones makes no warranty, express or implied, and Dow Jones disclaims any warranty about: the results to be obtained by the Fund, the owner of the Fund, or any other person in connection with the use of the Dow Jones U.S. Completion
Total Stock Market Index and the data included in the Dow Jones U.S. Completion
Total Stock Market Index; the accuracy or completeness of the Dow Jones U.S.
Completion Total Stock Market Index and any related data; the merchantability and the fitness for a particular purpose or use of the Dow Jones U.S. Completion
Total Stock Market Index and/or its related data; Dow Jones will have no liability for any errors, omissions, or interruptions in the Dow Jones U.S.
Completion Total Stock Market Index or related data; under no circumstances will
Dow Jones be liable for any lost profits or indirect, punitive, special, or consequential damages or losses, even if Dow Jones knows that they might occur.
o The licensing agreement between BlackRock Advisors, LLC (or its predecessor), and Dow Jones, and the sublicensing agreement between the Fund and BlackRock
Advisors, LLC (or its predecessor), are solely for the benefit of the parties to these agreements and not for the benefit of the owners of the USAA Extended
Market Index Fund or any other third parties.

================================================================================

6  | USAA EXTENDED MARKET INDEX FUND

================================================================================

                      o TOP 10 HOLDINGS - 6/30/16 o
                          (% of Net Assets)*

   Charter Communications, Inc. .........................................  1.2%
   Tesla Motors, Inc. ...................................................  0.6%
   LinkedIn Corp., Class A ..............................................  0.5%
   Liberty Global PLC, Class C ..........................................  0.5%
   Las Vegas Sands Corp. ................................................  0.4%
   Incyte Corp. .........................................................  0.3%
   SBA Communications Corp., Class A ....................................  0.3%
   Markel Corp. .........................................................  0.3%
   BioMarin Pharmaceutical, Inc. ........................................  0.3%
   T-Mobile U.S., Inc. ..................................................  0.3%

                 o TOP 10 INDUSTRY SECTORS - 6/30/16 o
                          (% of Net Assets)*

   Real Estate Investment Trusts (REITs) ................................  9.4%
   Software & Computer Services .........................................  7.1%
   Banks ................................................................  6.2%
   Media ................................................................  5.3%
   Health Care Equipment & Services .....................................  5.1%
   Pharmaceuticals & Biotechnology ......................................  5.0%
   Support Services .....................................................  4.6%
   Travel & Leisure .....................................................  4.6%
   General Retailers ....................................................  4.0%
   Technology Hardware & Equipment ......................................  3.9%

*Percentages are of the net assets of the Master Extended Market Index Series
(the Series), not the net assets of the Fund.

You will find a complete list of securities that the Series owns on pages 28-74.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investment in Master Extended Market Index Series, at fair value                              $609,453,876
   Receivables:
       Capital shares sold                                                                            319,725
                                                                                                 ------------
           Total assets                                                                           609,773,601
                                                                                                 ------------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                        319,725
   Accrued transfer agent's fees                                                                       20,539
   Other accrued expenses and payables                                                                 81,606
                                                                                                 ------------
           Total liabilities                                                                          421,870
                                                                                                 ------------
               Net assets applicable to capital shares outstanding                               $609,351,731
                                                                                                 ============
NET ASSETS CONSIST OF:
   Paid-in capital                                                                               $456,145,031
   Accumulated undistributed net investment income                                                  4,789,631
   Accumulated net realized gain on investments and futures transactions                           26,081,646
   Net unrealized appreciation of investments and futures contracts                               122,335,425
   Net unrealized depreciation of foreign currency translations                                            (2)
                                                                                                 ------------
               Net assets applicable to capital shares outstanding                               $609,351,731
                                                                                                 ============
   Capital shares outstanding                                                                      37,123,364
                                                                                                 ============
   Net asset value, redemption price, and offering price per share                               $      16.41
                                                                                                 ============

See accompanying notes to financial statements and accompanying financial statements of the Master Extended Market Index Series (the
Series) attached.

================================================================================

8  | USAA EXTENDED MARKET INDEX FUND

================================================================================

STATEMENT OF OPERATIONS

Six-month period ended June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Allocated from Master Extended Market Index Series:
   Dividends - unaffiliated                                                                      $  5,009,953
   Foreign taxes withheld                                                                              (2,761)
   Securities lending - affiliated                                                                    445,405
   Dividends - affiliated                                                                              27,883
                                                                                                 ------------
       Total income                                                                                 5,480,480
           Expenses (Note 4D)                                                                        (210,110)
                                                                                                 ------------
   Net allocated investment income                                                                  5,270,370
                                                                                                 ------------
FUND EXPENSES
   Administration and servicing fees                                                                  727,685
   Transfer agent's fees                                                                              372,519
   Custody and accounting fees                                                                          4,415
   Postage                                                                                             19,891
   Shareholder reporting fees                                                                          20,388
   Trustees' fees                                                                                      14,421
   Registration fees                                                                                   16,409
   Professional fees                                                                                   72,120
   Other                                                                                                9,459
                                                                                                 ------------
       Total Fund expenses                                                                          1,257,307
                                                                                                 ------------
NET INVESTMENT INCOME                                                                               4,013,063
                                                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS ALLOCATED
FROM MASTER EXTENDED MARKET INDEX SERIES
   Net realized gain on:
       Investment transactions                                                                     23,000,445
       Futures transactions                                                                           283,390
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                (14,632,804)
       Foreign currency translations                                                                       (1)
       Futures contracts                                                                             (344,327)
                                                                                                 ------------
           Net allocated realized and unrealized gain                                               8,306,703
                                                                                                 ------------
   Increase in net assets resulting from operations                                              $ 12,319,766
                                                                                                 ============

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

                                                       FINANCIAL STATEMENTS |  9

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Six-month period ended June 30, 2016 (unaudited), and year ended December 31,
2015

-------------------------------------------------------------------------------------------------------------
                                                                            6/30/2016              12/31/2015
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $  4,013,063             $ 5,677,950
   Net realized gain on investments                                        23,000,445              41,473,730
   Net realized gain (loss) on futures transactions                           283,390                 (22,157)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                        (14,632,804)            (71,258,855)
       Foreign currency translations                                               (1)                     (1)
       Futures contracts                                                     (344,327)               (435,477)
                                                                         ------------------------------------
       Increase (decrease) in net assets resulting
           from operations                                                 12,319,766             (24,564,810)
                                                                         ------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                            -              (5,578,764)
   Net realized gains                                                               -             (41,089,807)
                                                                         ------------------------------------
       Distributions to shareholders                                                -             (46,668,571)
                                                                         ------------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                               24,221,186              74,606,931
   Reinvested dividends                                                             -              45,996,730
   Cost of shares redeemed                                                (46,813,653)            (90,676,428)
                                                                         ------------------------------------
       Increase (decrease) in net assets from
           capital share transactions                                     (22,592,467)             29,927,233
                                                                         ------------------------------------
   Net decrease in net assets                                             (10,272,701)            (41,306,148)

NET ASSETS
   Beginning of period                                                    619,624,432             660,930,580
                                                                         ------------------------------------
   End of period                                                         $609,351,731            $619,624,432
                                                                         ====================================
Accumulated undistributed net investment income:
   End of period                                                         $  4,789,631            $    776,568
                                                                         ====================================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                              1,578,407               4,083,753
   Shares issued for dividends reinvested                                           -               2,830,556
   Shares redeemed                                                         (3,045,182)             (5,002,682)
                                                                         ------------------------------------
       Increase (decrease) in shares outstanding                           (1,466,775)              1,911,627
                                                                         ====================================

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

10  | USAA EXTENDED MARKET INDEX FUND

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below are selected ratios and supplemental data for the periods indicated for the USAA Extended Market Index Fund.

                             SIX-MONTH
                            PERIOD ENDED
                              JUNE 30,                      YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------------------------
                                     2016           2015           2014           2013           2012           2011
                            ----------------------------------------------------------------------------------------
Net asset value at
  beginning of period             $ 16.06        $ 18.02        $ 17.63        $ 13.33        $ 11.59        $ 12.63
                            ----------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .11            .14            .16            .13            .19            .11
  Net realized and
    unrealized gain (loss)
    on investments and
    futures transactions              .24           (.81)          1.09           4.82           1.83           (.63)(b)
                            ----------------------------------------------------------------------------------------
Total from investment
  operations                          .35           (.67)          1.25           4.95           2.02           (.52)
                            ----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 -           (.15)          (.16)          (.13)          (.19)          (.09)
  Realized capital gains                -          (1.14)          (.70)          (.52)          (.09)          (.43)
                            ----------------------------------------------------------------------------------------
Total distributions                     -          (1.29)          (.86)          (.65)          (.28)          (.52)
                            ----------------------------------------------------------------------------------------
Net asset value at
  end of period                   $ 16.41        $ 16.06        $ 18.02        $ 17.63        $ 13.33        $ 11.59
                            ========================================================================================
Total return (%)*                    2.18          (3.76)          7.18          37.26          17.47          (4.03)
Net assets at
  end of period (000)            $609,352       $619,624       $660,930       $615,739       $398,395       $353,660
Ratios to average
  net assets:**
  Expenses, including
    expenses of the
    Series (%)(a)                     .50(d)         .48(c)         .48            .50            .50            .50
  Expenses before
    reimbursements,
    including expenses of
    the Series (%)(a)                 .50(d)         .48            .48            .51            .65            .75

  Net investment income (%)          1.38(d)         .86            .94            .89           1.45            .87
Portfolio turnover (%)***               5             14             10             18             12             12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $585,397,867.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  11

================================================================================

*** Represents the portfolio turnover of the Master Extended Market Index Series
    (the Series).
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                        -              -              -           (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Reflected a net realized and unrealized loss per share, whereas the
    Statement of Operations reflected a net realized and unrealized gain for the period. The difference in realized and unrealized gains and losses was due to the timing of sales and repurchases of shares in relation to fluctuating market values for the portfolio.
(c) Prior to May 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.50% of the Fund's average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

12  | USAA EXTENDED MARKET INDEX FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Extended Market Index Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's primary investment objective is to seek to match, before fees and expenses, the performance of the U.S. stocks not included in the S&P 500 Index as represented by the Dow Jones U.S. Completion Total Stock Market Index.

USAA Asset Management Company (the Manager), an affiliate of the Fund, attempts to achieve this objective by investing all of the Fund's investable assets in the Master Extended Market Index Series (the Series) of the Quantitative Master
Series LLC (Master LLC), which is a separate open-end investment management company advised by BlackRock Advisors, LLC (BlackRock), with a substantially similar investment objective. At June 30, 2016, the Fund's investment was 99.9%
of the Series.

The financial statements of the Series, including the Schedule of Investments, are contained later in this report and should be read in conjunction with the
Fund's financial statements. See Table of Contents for location.

A.  VALUATION OF INVESTMENTS - The Fund records its investment in the Series at fair value, which reflects its proportionate interest in the net assets of the Series. Valuation of the securities held by the Series is discussed in
    Note 2 of the Series' Notes to Financial Statements included later in this report.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  13

================================================================================

B.  FAIR VALUE MEASUREMENTS - Refer to the Schedule of Investments of the Series
    for a discussion of fair value measurements and a summary of the inputs used to value the Series' assets.

C.  DERIVATIVE FINANCIAL INSTRUMENTS - Refer to Note 5 in the Series' Notes to
    Financial Statements for a discussion of derivative financial instruments and how they are accounted for in the Series' financial statements.

D.  INVESTMENT INCOME AND EXPENSES - The Fund records daily its pro rata share of the Series' income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

E.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the
    Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

F.  EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended June 30, 2016, there were no custodian and other bank credits.

G.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The
    Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

14  | USAA EXTENDED MARKET INDEX FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the six-month period ended June 30, 2016, the Fund paid CAPCO facility fees of $1,897, which represents 1.0% of the total fees paid to CAPCO by the USAA
Funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of
December 31, 2016, in accordance with applicable tax law.

Distributions of net investment income and the Fund's pro rata share of the
Series' realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

At December 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended June 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A.  ADMINISTRATION AND SERVICING FEES - The Manager provides administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.25%
    of the Fund's average net assets for the fiscal year. For the six-month period ended June 30, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $727,685.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees
    (the Board) has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended June 30, 2016, the
    Fund reimbursed the Manager $8,377 for these compliance and legal services.
    These expenses are included in the professional fees on the Fund's Statement of Operations.

    Out of the administration and servicing fees received from the Fund, the
    Manager pays BlackRock up to 0.10% for subadministration services provided on the Manager's behalf. For the six-month period ended June 30, 2016, the
    Manager incurred subadministration fees, paid or payable to BlackRock, of
    $83,192.

B.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder
    Account Services (SAS), an affiliate of the Manager, provides transfer agency services to the Fund based on an annual charge

================================================================================

16  | USAA EXTENDED MARKET INDEX FUND

================================================================================

    of $23 per shareholder account, plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-
    month period ended June 30, 2016, the Fund incurred transfer agent's fees paid or payable to SAS, of $372,519.

C.  UNDERWRITING AGREEMENT - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The
    Manager receives no commissions or fees for this service.

D.  MANAGEMENT AGREEMENT - The Manager serves as investment adviser to the Fund pursuant to a Management Agreement and is responsible for monitoring the services provided to the Series by BlackRock. While the Fund maintains its investment in the Series, the Manager receives no fee from the Fund for the monitoring service performed on its behalf.

    Additionally, the expenses allocated to the Fund from the Series included fees waived by BlackRock Advisors, LLC of $4,640 (See Master Feeder Notes to
    Financials). Refer to Note 6 in the Series' Notes to Financial Statements.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

EXPENSE EXAMPLE

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including administration fees, transfer agency fees, expenses allocated to the
Fund by the Master Extended Market Index Series (the Series), and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2016, through June
30, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

18  | USAA EXTENDED MARKET INDEX FUND

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING               ENDING               DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE          JANUARY 1, 2016 -
                                        JANUARY 1, 2016        JUNE 30, 2016            JUNE 30, 2016
                                        ---------------------------------------------------------------
Actual
                                           $1,000.00             $1,021.80                  $2.51
Hypothetical
  (5% return before expenses)               1,000.00              1,022.38                   2.51

*Expenses are equal to the Fund's annualized expense ratio of 0.50%, which includes expenses of the Series, and is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The
 Fund's actual ending account value is based on its actual total return of 2.18%
 for the six-month period of January 1, 2016, through June 30, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  19

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Management Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Management Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Management Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent
Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the
Management Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Management Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and services provided by the Manager. At the meeting at which

================================================================================

20  | USAA EXTENDED MARKET INDEX FUND

================================================================================

renewal of the Management Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Management Agreement included certain information previously received at such meetings.

MANAGEMENT AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Management Agreement. In approving the Management Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel. The Trustees took into account the fact that the Fund operates in a master-feeder structure through which the
Fund invests all of its investable assets in the Master Extended Market Index
Series (the Master Fund) of Quantitative Master Series LLC, which is a separate registered investment company advised by BlackRock Advisors, LLC (the Adviser).

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Management
Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the services provided to the Fund by the Manager under the Management Agreement, as well as other services provided by the
Manager and its affiliates under other agreements, and the personnel who provide these services. The Board noted that the Manager receives no investment advisory fee for serving as the investment adviser to the Fund so long as the
Fund operates in a master-feeder structure. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of

================================================================================

                                                     ADVISORY AGREEMENT(S) |  21

================================================================================

fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Adviser to the Master Fund. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Management Agreement. In reviewing the
Management Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Master Fund's operations and of the Fund's day-to-day operations and oversight of Fund accounting. The
Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the
Management Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the
"expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe").

================================================================================

22  | USAA EXTENDED MARKET INDEX FUND

================================================================================

Among other data, the Board noted that the Fund's management fee rate - which reflects the advisory fee paid by the Master Fund to the Adviser as well as administrative services provided to the Fund by the Manager and its affiliates was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and above the median of its expense universe. The Board noted that the
Manager does not currently receive an advisory fee from the Fund for the services that it provides under the Management Agreement. The Trustees took into account that the management fee and total expenses reflected both the expenses of the Fund as well as those of the Master Fund. The Board also took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Trustees also noted the high level of correlation between the
Fund and its corresponding index and the relatively low tracking error between the two, and noted that it reviews such information on a quarterly basis.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings detailed information about the Fund's and the
Master Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Management Agreement, including, among other information, a comparison of the Fund's average annual total returns with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the
Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and lower than its Lipper index for the one- and three-year periods ended December 31, 2015, and was above the average of its performance universe and its Lipper index for the five- and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2015, was in the top 45% of its performance universe for

================================================================================

                                                     ADVISORY AGREEMENT(S) |  23

================================================================================

the three-year period ended December 31, 2015, and was in the top 40% of its performance universe for the five-year period ended December 31, 2015. The
Board took into account management's discussion of the Fund's performance, including the Fund's high level of correlation between the Fund's performance and its corresponding index.

COMPENSATION AND PROFITABILITY - The Board noted that the Manager does not currently receive an advisory fee from the Fund under the Management Agreement.
The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the revenues from the Fund.
This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the
Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the Fund to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the
Manager should be able to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Manager does not receive any advisory fees under the Management Agreement and that the management fee for the Fund reflects the advisory fee paid at the Master Fund level to the Master Fund's Adviser. The Board took into account Management's discussion of the Fund's current advisory fee structure. The Board also considered the effects of the Fund's growth and size on the Fund's performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current fee structure was reasonable.

================================================================================

24  | USAA EXTENDED MARKET INDEX FUND

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Management Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Management Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability, if any, from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Management Agreement would be in the best interests of the
Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  25

                            Semiannual report of the
                       MASTER EXTENDED MARKET INDEX SERIES
                  in which the USAA EXTENDED MARKET INDEX FUND
                                     invests

PORTFOLIO INFORMATION AS OF JUNE 30, 2016

--------------------------------------------------------------------------------
                                                                      PERCENT OF
SECTOR ALLOCATION                                                     NET ASSETS
--------------------------------------------------------------------------------
Financials                                                                25%
Technology                                                                16
Consumer Discretionary                                                    15
Industrial                                                                12
Health Care                                                               11
Materials                                                                  5
Utilities                                                                  4
Energy                                                                     4
Consumer Staples                                                           3
Telecommunications                                                         1
Short-Term Securities                                                      5
Liabilities in Excess of Other Assets                                     (1)
--------------------------------------------------------------------------------

For Series compliance purposes, the Series' sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
DERIVATIVE FINANCIAL INSTRUMENTS
--------------------------------------------------------------------------------
The Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks.
Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The
Series' successful use of a derivative financial instrument depends on the investment adviser's ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the
Series can realize on an investment and/or may result in lower distributions paid to shareholders. The Series' investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

================================================================================

                                                     PORTFOLIO INFORMATION |  27

================================================================================

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
COMMON STOCKS

AEROSPACE & DEFENSE -  1.5%
      4,851      AAR Corp.                                                             $    113,222
      9,549      Aerojet Rocketdyne Holdings, Inc.(a)                                       174,556
      3,384      Aerovironment, Inc.(a)                                                      94,075
      3,142      Astronics Corp.(a)                                                         104,503
     15,284      B/E Aerospace, Inc.                                                        705,739
     15,397      BWX Technologies, Inc.                                                     550,751
      2,281      CPI Aerostructures, Inc.(a)                                                 14,028
      3,115      Cubic Corp.                                                                125,098
      6,621      Curtiss-Wright Corp.                                                       557,819
      1,874      Ducommun, Inc.(a)                                                           37,068
      2,637      Engility Holdings, Inc.(a)                                                  55,693
      4,542      Esterline Technologies Corp.(a)                                            281,786
      2,587      HEICO Corp.                                                                172,838
      5,544      HEICO Corp., Class A                                                       297,436
     14,187      Hexcel Corp.                                                               590,747
      7,115      Huntington Ingalls Industries, Inc.                                      1,195,533
      4,600      Innovative Solutions & Support, Inc.(a)                                     12,972
      7,865      KLX, Inc.(a)                                                               243,815
      7,970      Kratos Defense & Security Solutions, Inc.(a)                                32,677
      2,720      LMI Aerospace, Inc.(a)                                                      21,869
      3,277      Mantech International Corp., Class A                                       123,936
      4,945      Moog, Inc., Class A(a)                                                     266,634
      8,889      Orbital ATK, Inc.                                                          756,810
      3,324      RBC Bearings, Inc.(a)                                                      240,990
      8,345      Smith & Wesson Holding Corp.(a)                                            226,817
     17,895      Spirit Aerosystems Holdings, Inc., Class A(a)                              769,485
      2,841      Sturm Ruger & Co., Inc.                                                    181,852
      8,193      Taser International, Inc.(a)                                               203,842
      5,168      Teledyne Technologies, Inc.(a)                                             511,890
      7,156      Triumph Group, Inc.                                                        254,038
        644      VSE Corp.                                                                   43,019
                                                                                       ------------
                                                                                          8,961,538
                                                                                       ------------
ALTERNATIVE ENERGY - 0.1%
      3,787      Aemetis, Inc.(a)                                                             8,634
      8,820      Amyris, Inc.(a)(b)                                                           3,973
      5,033      Enphase Energy, Inc.(a)(b)                                                  10,016
      3,805      FuelCell Energy, Inc.(a)(b)                                                 23,667
      5,235      Green Brick Partners, Inc.(a)                                               38,059
      5,207      Green Plains, Inc.                                                         102,682
      3,416      MagneGas Corp.(a)                                                            2,016
      1,146      Ocean Power Technologies, Inc.(a)                                            2,911
      8,739      Pattern Energy Group, Inc.                                                 200,735
     26,664      Plug Power, Inc.(a)                                                         49,595
      5,628      Renewable Energy Group, Inc.(a)                                             49,695
        921      REX American Resources Corp.(a)                                             55,103
      7,815      SunPower Corp.(a)                                                          121,054
     13,122      TerraVia Holdings, Inc.(a)(b)                                               34,380
                                                                                       ------------
                                                                                            702,520
                                                                                       ------------
AUTOMOBILES & PARTS - 1.8%
     25,654      Allison Transmission Holdings, Inc.                                        724,212
     11,370      American Axle & Manufacturing Holdings, Inc.(a)                            164,638
     13,229      Autoliv, Inc.                                                            1,421,456
      8,072      Cooper Tire & Rubber Co.                                                   240,707

PORTFOLIO ABBREVIATIONS
S&P Standard and Poor's

================================================================================

28  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      2,584      Cooper-Standard Holding, Inc.(a)                                      $    204,110
     21,805      Dana Holding Corp.                                                         230,261
      4,690      Dorman Products, Inc.(a)                                                   268,268
      4,135      Federal-Mogul Corp.(a)                                                      34,362
     42,897      Gentex Corp.                                                               662,759
      5,419      Gentherm, Inc.(a)                                                          185,601
     10,980      Lear Corp.                                                               1,117,325
      6,807      Modine Manufacturing Co.(a)                                                 59,902
      2,943      Motorcar Parts of America, Inc.(a)                                          79,991
      2,952      Standard Motor Products, Inc.                                              117,430
      4,259      Stoneridge, Inc.(a)                                                         63,629
        573      Strattec Security Corp.                                                     23,361
      3,414      Superior Industries International, Inc.                                     91,427
      8,465      Tenneco, Inc.(a)                                                           394,554
     16,789      Tesla Motors, Inc.(a)(b)                                                 3,563,969
      6,931      Titan International, Inc.                                                   42,972
      3,363      Tower International, Inc.                                                   69,210
      7,139      U.S. Auto Parts Network, Inc.(a)                                            28,199
      5,070      Visteon Corp.                                                              333,657
      7,941      WABCO Holdings, Inc.(a)                                                    727,157
                                                                                       ------------
                                                                                         10,849,157
                                                                                       ------------
BANKS - 6.2%
      2,325      1st Source Corp.                                                            75,307
      2,205      American National Bankshares, Inc.                                          55,522
      4,285      Ameris Bancorp                                                             127,264
      2,125      Ames National Corp.                                                         56,992
      2,712      Arrow Financial Corp.                                                       82,146
     23,244      Associated Banc-Corp                                                       398,635
     13,130      Astoria Financial Corp.                                                    201,283
      5,336      Banc of California, Inc.                                                    96,582
      1,174      Bancfirst Corp.                                                             70,816
      2,128      Bancorp of New Jersey, Inc.                                                 24,834
      6,496      Bancorp, Inc.(a)                                                            39,106
     12,177      BancorpSouth, Inc.                                                         276,296
      7,238      Bank Mutual Corp.                                                           55,588
      6,647      Bank of Hawaii Corp.                                                       457,314
      1,247      Bank of Marin Bancorp                                                       60,317
     12,274      Bank of the Ozarks, Inc.                                                   460,520
      3,939      BankFinancial Corp.                                                         47,229
     15,771      BankUnited, Inc.                                                           484,485
      3,084      Banner Corp.                                                               131,193
      1,552      Bar Harbor Bankshares                                                       54,475
      3,436      BCB Bancorp, Inc.                                                           35,185
      2,595      Bear State Financial, Inc.                                                  24,471
     12,843      Beneficial Bancorp, Inc.(a)                                                163,363
      4,850      Berkshire Hills Bancorp, Inc.                                              130,562
      4,128      Blue Hills Bancorp, Inc.                                                    60,929
      5,419      BNC Bancorp                                                                123,065
      8,936      BofI Holding, Inc.(a)                                                      158,257
      3,095      BOK Financial Corp.                                                        194,056
     12,591      Boston Private Financial Holdings, Inc.                                    148,322
      2,180      Bridge Bancorp, Inc.                                                        61,912
     11,463      Brookline Bancorp, Inc.                                                    126,437
      2,983      Bryn Mawr Bank Corp.                                                        87,104
        882      California First National Bancorp                                           13,027
      1,576      Camden National Corp.                                                       66,192
      3,578      Capital Bank Financial Corp., Class A                                      103,046
      2,343      Capital City Bank Group, Inc.                                               32,615
     18,668      Capitol Federal Financial, Inc.                                            260,419
      5,232      Cardinal Financial Corp.                                                   114,790
      7,559      Cascade Bancorp(a)                                                          41,877
     10,846      Cathay General Bancorp                                                     305,857
      7,831      Centerstate Banks, Inc.                                                    123,338
      4,905      Central Pacific Financial Corp.                                            115,758
        997      Century Bancorp, Inc., Class A                                              42,203
      5,643      Chemical Financial Corp.                                                   210,427
      1,164      Chicopee Bancorp, Inc.                                                      21,255
      2,833      Citizens & Northern Corp.                                                   57,283
      2,469      City Holding Co.                                                           112,265
      1,968      Civista Bancshares, Inc.                                                    25,781
      4,768      Clifton Bancorp, Inc.                                                       71,854

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  29

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      2,894      CNB Financial Corp.                                                   $     51,513
      6,271      CoBiz Financial, Inc.                                                       73,371
        463      Colony Bankcorp, Inc.(a)                                                     4,403
      8,543      Columbia Banking System, Inc.                                              239,717
     12,380      Commerce Bancshares, Inc.                                                  593,002
      6,838      Community Bank System, Inc.                                                280,973
      2,821      Community Trust Bancorp, Inc.                                               97,776
      2,905      CommunityOne Bancorp(a)                                                     36,719
      4,852      ConnectOne Bancorp, Inc.                                                    76,128
      8,160      Cullen/Frost Bankers, Inc.                                                 520,037
      4,166      Customers Bancorp, Inc.(a)                                                 104,692
     14,284      CVB Financial Corp.                                                        234,115
      5,246      Dime Community Bancshares, Inc.                                             89,234
      4,741      Eagle Bancorp, Inc.(a)                                                     228,090
     21,677      East West Bancorp, Inc.                                                    740,920
      2,546      Eastern Virginia Bankshares, Inc.                                           19,222
      1,672      Enterprise Bancorp, Inc.                                                    40,111
      3,377      Enterprise Financial Services Corp.                                         94,185
      3,300      ESSA Bancorp, Inc.                                                          44,220
      1,739      Farmers Capital Bank Corp.                                                  47,562
      3,242      Fidelity Southern Corp.                                                     50,802
      2,741      Financial Institutions, Inc.                                                71,458
      2,552      First Bancorp, Inc.                                                         54,970
      3,105      First Bancorp, North Carolina                                               54,586
     17,284      First BanCorp, Puerto Rico(a)                                               68,617
      4,827      First Busey Corp.                                                          103,250
      1,312      First Citizens BancShares, Inc., Class A                                   339,690
     13,854      First Commonwealth Financial Corp.                                         127,457
      3,087      First Community Bancshares, Inc.                                            69,272
      2,363      First Connecticut Bancorp, Inc.                                             39,131
      1,962      First Defiance Financial Corp.                                              76,224
      9,179      First Financial Bancorp                                                    178,532
     10,240      First Financial Bankshares, Inc.                                           335,770
      2,125      First Financial Corp.                                                       77,817
      3,414      First Financial Northwest, Inc.                                             45,338
     34,701      First Horizon National Corp.                                               478,180
      2,871      First Interstate Bancsystem, Inc.                                           80,675
      6,100      First Merchants Corp.                                                      152,073
     11,596      First Midwest Bancorp, Inc.                                                203,626
      2,797      First NBC Bank Holding Co.(a)                                               46,962
     53,971      First Niagara Financial Group, Inc.                                        525,678
      2,494      First of Long Island Corp.                                                  71,503
     21,420      First Republic Bank                                                      1,499,186
      3,052      First South Bancorp, Inc.                                                   28,506
      2,396      First United Corp.(a)                                                       23,577
     25,439      FirstMerit Corp.                                                           515,649
      3,391      Flagstar Bancorp, Inc.(a)                                                   82,774
      4,602      Flushing Financial Corp.                                                    91,488
     31,145      FNB Corp.                                                                  390,558
      1,816      Fox Chase Bancorp, Inc.                                                     36,937
     25,185      Fulton Financial Corp.                                                     339,997
      2,419      German American Bancorp, Inc.                                               77,335
     11,034      Glacier Bancorp, Inc.                                                      293,284
      1,720      Great Southern Bancorp, Inc.                                                63,588
      7,597      Great Western Bancorp, Inc.                                                239,609
      3,466      Greene County Bancshares, Inc.                                                   -
      3,221      Guaranty Bancorp                                                            53,791
      8,046      Hampton Roads Bankshares, Inc.(a)                                           14,402
     12,278      Hancock Holding Co.                                                        320,579
      5,135      Hanmi Financial Corp.                                                      120,621

================================================================================

30  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      2,648      Heartland Financial USA, Inc.                                         $     93,448
      4,396      Heritage Commerce Corp.                                                     46,290
      5,517      Heritage Financial Corp.                                                    96,989
      1,907      HMN Financial, Inc.(a)                                                      25,897
      1,130      Home Bancorp, Inc.                                                          31,041
     18,592      Home BancShares, Inc.                                                      367,936
      3,639      HomeStreet, Inc.(a)                                                         72,489
      2,731      HomeTrust Bancshares, Inc.(a)                                               50,523
      2,007      Horizon Bancorp                                                             50,456
      4,836      Iberiabank Corp.                                                           288,854
      4,043      Independent Bank Corp.                                                     184,765
      4,221      Independent Bank Corp./MI                                                   61,247
      1,515      Independent Bank Group, Inc.                                                65,009
      8,860      International Bancshares Corp.                                             231,157
     54,036      Investors Bancorp, Inc.                                                    598,719
      4,495      Kearny Financial Corp.                                                      56,547
      6,073      Lakeland Bancorp, Inc.                                                      69,111
      2,799      Lakeland Financial Corp.                                                   131,581
      6,540      LegacyTexas Financial Group, Inc.                                          175,991
      6,531      Macatawa Bank Corp.                                                         48,460
      3,542      MainSource Financial Group, Inc.                                            78,101
     10,080      MB Financial, Inc.                                                         365,702
      3,191      Mercantile Bank Corp.                                                       76,137
      1,376      Merchants Bancshares, Inc.                                                  41,940
      7,399      Meridian Bancorp, Inc.                                                     109,357
        985      Meta Financial Group, Inc.                                                  50,196
      2,061      MidSouth Bancorp, Inc.                                                      20,692
      1,520      MidWestOne Financial Group, Inc.                                            43,411
      1,697      MutualFirst Financial, Inc.                                                 46,413
      5,381      National Bank Holdings Corp., Class A                                      109,557
      1,700      National Bankshares, Inc.                                                   59,364
      6,464      NBT Bancorp, Inc.                                                          185,064
     72,798      New York Community Bancorp, Inc.                                         1,091,242
      6,319      Northfield Bancorp, Inc.                                                    93,711
      1,757      Northrim BanCorp, Inc.                                                      46,192
     15,090      Northwest Bancshares, Inc.                                                 223,785
        859      Norwood Financial Corp.                                                     24,052
      3,257      OceanFirst Financial Corp.                                                  59,180
      7,031      OFG Bancorp                                                                 58,357
      1,099      Ohio Valley Banc Corp.                                                      24,024
     16,667      Old National Bancorp                                                       208,838
      6,505      Old Second Bancorp, Inc.                                                    44,429
      2,751      Opus Bank                                                                   92,984
      6,327      Oritani Financial Corp.                                                    101,169
      2,093      Orrstown Financial Services, Inc.                                           37,779
      3,946      Pacific Continental Corp.                                                   61,992
      3,502      Pacific Premier Bancorp, Inc.(a)                                            84,048
     17,153      PacWest Bancorp                                                            682,346
      1,932      Park National Corp.                                                        177,319
      9,934      Park Sterling Corp.                                                         70,432
      2,576      Peapack Gladstone Financial Corp.                                           47,682
      1,209      Penns Woods Bancorp, Inc.                                                   50,766
      1,497      Peoples Bancorp of North Carolina, Inc.                                     29,356
      3,210      Peoples Bancorp, Inc.                                                       69,946
      1,245      Peoples Financial Corp.(a)                                                  12,823
      5,097      Pinnacle Financial Partners, Inc.                                          248,988
     15,112      Popular, Inc.                                                              442,782
      6,148      Porter Bancorp, Inc.(a)                                                      9,345
      2,333      Preferred Bank                                                              67,365
     11,605      PrivateBancorp, Inc.                                                       510,968
     10,189      Prosperity Bancshares, Inc.                                                519,537
      2,303      Provident Financial Holdings, Inc.                                          42,145
      8,649      Provident Financial Services, Inc.                                         169,866

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  31

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      1,651      QCR Holdings, Inc.                                                    $     44,891
      5,565      Renasant Corp.                                                             179,916
      1,667      Republic Bancorp, Inc., Class A                                             46,059
      9,649      Republic First Bancorp, Inc.(a)                                             41,587
      8,387      Riverview Bancorp, Inc.                                                     39,671
      5,190      S&T Bancorp, Inc.                                                          126,895
      3,931      Sandy Spring Bancorp, Inc.                                                 114,235
      4,770      Seacoast Banking Corp. of Florida(a)                                        77,465
      3,175      ServisFirst Bancshares, Inc.                                               156,813
      3,680      Shore Bancshares, Inc.                                                      43,240
      2,508      Sierra Bancorp                                                              41,859
      8,039      Signature Bank(a)                                                        1,004,232
      4,197      Simmons First National Corp., Class A                                      193,838
      3,633      South State Corp.                                                          247,226
      4,104      Southside Bancshares, Inc.                                                 126,896
      3,696      Southwest Bancorp, Inc.                                                     62,573
      5,894      State Bank Financial Corp.                                                 119,943
     18,367      Sterling Bancorp                                                           288,362
      3,828      Stock Yards Bancorp, Inc.                                                  108,064
      1,619      Stonegate Bank                                                              52,245
      2,452      Suffolk Bancorp                                                             76,772
      2,289      Summit Financial Group, Inc.                                                40,057
      2,292      Sun Bancorp, Inc.(a)                                                        47,353
      7,813      SVB Financial Group(a)                                                     743,485
     19,459      Synovus Financial Corp.                                                    564,116
      9,264      Talmer Bancorp, Inc., Class A                                              177,591
     24,414      TCF Financial Corp.                                                        308,837
      2,198      Territorial Bancorp, Inc.                                                   58,181
      6,837      Texas Capital Bancshares, Inc.(a)                                          319,698
     10,626      TFS Financial Corp.                                                        182,980
      2,027      Tompkins Financial Corp.                                                   131,755
      7,726      TowneBank                                                                  167,268
      3,317      Trico Bancshares                                                            91,549
     14,741      TrustCo Bank Corp. NY                                                       94,490
      9,709      Trustmark Corp.                                                            241,269
      6,522      UMB Financial Corp.                                                        347,036
     33,825      Umpqua Holdings Corp.                                                      523,273
      7,003      Union Bankshares Corp.                                                     173,044
      3,115      United Bancorp, Inc.                                                        30,434
      9,354      United Bankshares, Inc.                                                    350,869
      8,915      United Community Banks, Inc.                                               163,055
     11,244      United Community Financial Corp.                                            68,364
      8,517      United Financial Bancorp, Inc.                                             110,551
      4,051      United Security Bancshares(a)                                               26,007
      3,005      Univest Corp. of Pennsylvania                                               63,165
     33,096      Valley National Bancorp                                                    301,836
     13,426      Washington Federal, Inc.                                                   325,715
      2,472      Washington Trust Bancorp, Inc.                                              93,738
      4,056      Waterstone Financial, Inc.                                                  62,178
     13,343      Webster Financial Corp.                                                    452,995
      5,376      WesBanco, Inc.                                                             166,925
      3,190      West BanCorp., Inc.                                                         59,302
      3,773      Westamerica Bancorp                                                        185,858
     13,567      Western Alliance Bancorp(a)                                                442,963
      4,895      Westfield Financial, Inc.                                                   37,691
     11,170      Wilshire Bancorp, Inc.                                                     116,391
      7,511      Wintrust Financial Corp.                                                   383,061
      4,170      WSFS Financial Corp.                                                       134,232
      6,794      Yadkin Financial Corp.                                                     170,461
        633      Your Community Bankshares, Inc.                                             23,522
                                                                                       ------------
                                                                                         37,857,005
                                                                                       ------------
BEVERAGES - 0.1%
      1,480      Boston Beer Co., Inc., Class A(a)                                          253,125
        720      Coca-Cola Bottling Co. Consolidated                                        106,178
      1,760      Craft Brew Alliance, Inc.(a)                                                20,275
      1,810      National Beverage Corp.(a)                                                 113,686

================================================================================

32  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      4,659      Primo Water Corp.(a)                                                  $     55,023
      2,312      Willamette Valley Vineyards, Inc.(a)                                        19,398
                                                                                       ------------
                                                                                            567,685
                                                                                       ------------
CHEMICALS - 2.3%
      4,402      A. Schulman, Inc.                                                          107,497
      4,429      Aceto Corp.                                                                 96,951
      3,882      American Vanguard Corp.                                                     58,657
      9,264      Ashland, Inc.                                                            1,063,229
     25,261      Axalta Coating Systems Ltd.(a)                                             670,174
     10,170      Axiall Corp.                                                               331,644
      4,662      Balchem Corp.                                                              278,088
      9,570      Cabot Corp.                                                                436,966
      7,617      Calgon Carbon Corp.                                                        100,163
      4,820      Cambrex Corp.(a)                                                           249,339
     22,045      Celanese Corp., Series A                                                 1,442,845
      1,295      Chase Corp.                                                                 76,496
     26,379      Chemours Co.                                                               217,363
      9,961      Chemtura Corp.(a)                                                          262,771
      2,567      CSW Industrials, Inc.(a)                                                    83,710
     13,135      Ferro Corp.(a)                                                             175,746
      3,639      FutureFuel Corp.                                                            39,592
     10,527      GCP Applied Technologies, Inc.(a)                                          274,123
      1,620      Hawkins, Inc.                                                               70,324
      7,330      HB Fuller Co.                                                              322,447
     29,331      Huntsman Corp.                                                             394,502
      6,229      Ingevity Corp.(a)                                                          212,035
      2,611      Innophos Holdings, Inc.                                                    110,210
      3,555      Innospec, Inc.                                                             163,494
      8,477      Intrepid Potash, Inc.(a)                                                    12,207
      1,469      KMG Chemicals, Inc.                                                         38,179
      3,035      Koppers Holdings, Inc.(a)                                                   93,266
      4,717      Kraton Performance Polymers, Inc.(a)                                       131,746
      1,631      Kronos Worldwide, Inc.                                                       8,563
      2,939      LSB Industries, Inc.(a)                                                     35,503
      2,331      Metabolix, Inc.(a)                                                           1,935
      5,227      Minerals Technologies, Inc.                                                296,894
      1,502      NewMarket Corp.                                                            622,399
     23,890      Olin Corp.                                                                 593,428
      7,759      OMNOVA Solutions, Inc.(a)                                                   56,253
     23,518      Platform Specialty Products Corp.(a)                                       208,840
     12,483      PolyOne Corp.                                                              439,901
      2,000      Quaker Chemical Corp.                                                      178,400
      6,271      Rayonier Advanced Materials, Inc.                                           85,223
      3,065      Rentech, Inc.(a)                                                             7,356
     20,087      RPM International, Inc.                                                  1,003,346
      7,801      Senomyx, Inc.(a)                                                            21,453
      6,656      Sensient Technologies Corp.                                                472,842
      2,616      Stepan Co.                                                                 155,730
      1,000      TOR Minerals International, Inc.(a)                                          4,540
      3,711      Tredegar Corp.                                                              59,821
      4,316      Trinseo SA(a)                                                              185,286
      9,237      Tronox Ltd., Class A                                                        40,735
      5,098      Univar, Inc.(a)                                                             96,403
     11,061      Valspar Corp.                                                            1,194,920
      6,012      Westlake Chemical Corp.                                                    258,035
     10,527      WR Grace & Co.                                                             770,682
      4,990      ZAGG, Inc.(a)                                                               26,197
                                                                                       ------------
                                                                                         14,338,449
                                                                                       ------------
CONSTRUCTION & MATERIALS - 2.3%
      5,823      AAON, Inc.                                                                 160,191
      5,190      Advanced Drainage Systems, Inc.                                            142,050
     23,080      AECOM(a)                                                                   733,252
      5,610      Aegion Corp.(a)                                                            109,451
      3,372      Ameresco, Inc., Class A(a)                                                  14,736
     13,435      American DG Energy, Inc.(a)                                                  3,130
      2,117      American Woodmark Corp.(a)                                                 140,527
     11,094      AO Smith Corp.                                                             977,492
      4,223      Apogee Enterprises, Inc.                                                   195,736
      1,952      Argan, Inc.                                                                 81,437
      3,478      Armstrong Flooring, Inc.(a)                                                 58,952
      6,956      Armstrong World Industries, Inc.(a)                                        272,327

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  33

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      2,204      BlueLinx Holdings, Inc.(a)                                            $     15,538
      1,496      Blueprint Medicines Corp.(a)                                                30,294
      6,784      BMC Stock Holdings, Inc.(a)                                                120,891
      5,862      Boise Cascade Co.(a)                                                       134,533
      9,577      Builders FirstSource, Inc.(a)                                              107,741
     14,383      Chicago Bridge & Iron Co. NV                                               498,083
      5,608      Continental Building Products, Inc.(a)                                     124,666
      7,472      Eagle Materials, Inc.                                                      576,465
      8,964      EMCOR Group, Inc.                                                          441,567
      9,771      Generac Holdings, Inc.(a)                                                  341,594
      4,813      Gibraltar Industries, Inc.(a)                                              151,946
      5,591      Granite Construction, Inc.                                                 254,670
      9,666      Great Lakes Dredge & Dock Corp.(a)                                          42,144
      6,030      Griffon Corp.                                                              101,666
     11,159      Headwaters, Inc.(a)                                                        200,193
      7,303      Hill International, Inc.(a)                                                 29,723
      2,641      IES Holdings, Inc.(a)                                                       32,801
      2,837      Installed Building Products, Inc.(a)                                       102,955
      2,808      Insteel Industries, Inc.                                                    80,281
      4,943      Inteliquent, Inc.                                                           98,316
     21,005      KBR, Inc.                                                                  278,106
      3,913      Layne Christensen Co.(a)                                                    31,695
      1,479      LB Foster Co., Class A                                                      16,106
      5,793      Lennox International, Inc.                                                 826,082
     21,086      Louisiana-Pacific Corp.(a)                                                 365,842
      4,207      Masonite International Corp.(a)                                            278,251
      9,529      MasTec, Inc.(a)                                                            212,687
     29,843      MDU Resources Group, Inc.                                                  716,232
     23,103      Mueller Water Products, Inc., Series A                                     263,836
      3,403      MYR Group, Inc.(a)                                                          81,944
      4,543      NCI Building Systems, Inc.(a)                                               72,643
      1,510      Nortek, Inc.(a)                                                             89,558
      2,132      Northwest Pipe Co.(a)                                                       22,983
        980      Omega Flex, Inc.                                                            37,279
      5,034      Orion Marine Group, Inc.(a)                                                 26,731
     17,628      Owens Corning                                                              908,195
      2,393      Patrick Industries, Inc.(a)                                                144,274
      7,825      PGT, Inc.(a)                                                                80,598
      3,732      Ply Gem Holdings, Inc.(a)                                                   54,375
      5,751      Primoris Services Corp.                                                    108,866
      5,075      Quanex Building Products Corp.                                              94,344
      5,779      Simpson Manufacturing Co., Inc.                                            230,987
      3,307      Sterling Construction Co., Inc.(a)                                          16,237
      9,278      Summit Materials, Inc., Class A(a)                                         189,828
      5,345      Thermon Group Holdings, Inc.(a)                                            102,678
      5,711      TopBuild Corp.(a)                                                          206,738
      4,693      TRC Cos., Inc.(a)                                                           29,660
      4,657      Trex Co., Inc.(a)                                                          209,193
      5,464      Tutor Perini Corp.(a)                                                      128,677
      2,945      Universal Forest Products, Inc.                                            272,972
      2,197      US Concrete, Inc.(a)                                                       133,819
     13,456      USG Corp.(a)                                                               362,774
      3,342      Valmont Industries, Inc.                                                   452,072
      3,927      Watsco, Inc.                                                               552,490
      4,067      Watts Water Technologies, Inc., Class A                                    236,943
                                                                                       ------------
                                                                                         14,211,043
                                                                                       ------------
ELECTRICITY - 1.5%
      6,636      ALLETE, Inc.                                                               428,885
      8,369      Avangrid, Inc.                                                             385,476
      7,705      Black Hills Corp.                                                          485,723
     49,082      Calpine Corp.(a)                                                           723,960
     19,675      Covanta Holding Corp.                                                      323,654
     16,100      Dynegy, Inc.(a)                                                            277,564
      6,084      El Paso Electric Co.                                                       287,591

================================================================================

34  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      6,920      Empire District Electric Co.                                          $    235,072
     22,821      Great Plains Energy, Inc.                                                  693,758
     15,944      Hawaiian Electric Industries, Inc.                                         522,804
      7,492      IDACORP, Inc.                                                              609,474
     23,310      ITC Holdings Corp.                                                       1,091,374
      5,145      MGE Energy, Inc.                                                           290,770
      7,217      NorthWestern Corp.                                                         455,176
      5,198      Ormat Technologies, Inc.                                                   227,464
     13,362      Portland General Electric Co.                                              589,531
      9,651      Talen Energy Corp.(a)                                                      130,771
      8,295      TerraForm Global, Inc., Class A(a)                                          27,042
     11,225      TerraForm Power, Inc., Class A(a)                                          122,353
     45,850      U.S. Geothermal, Inc.(a)                                                    37,528
      2,550      Unitil Corp.                                                               108,809
      3,153      Vivint Solar, Inc.(a)(b)                                                     9,680
     21,335      Westar Energy, Inc.                                                      1,196,680
                                                                                       ------------
                                                                                          9,261,139
                                                                                       ------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 2.9%
      1,620      Allied Motion Technologies, Inc.                                            37,681
      1,261      American Science & Engineering, Inc.                                        47,174
      4,088      Anixter International, Inc.(a)                                             217,809
      2,619      Applied DNA Sciences, Inc.(a)(b)                                             8,459
     13,660      Arrow Electronics, Inc.(a)                                                 845,554
     19,078      Avnet, Inc.                                                                772,850
      6,239      AVX Corp.                                                                   84,726
      3,802      AZZ, Inc.                                                                  228,044
      2,244      Badger Meter, Inc.                                                         163,879
      2,157      Bel Fuse, Inc., Class B                                                     38,351
      6,197      Belden, Inc.                                                               374,113
      7,614      Benchmark Electronics, Inc.(a)                                             161,036
      6,616      Brady Corp., Class A                                                       202,185
      3,678      Capstone Turbine Corp.(a)                                                    5,076
     12,485      Cognex Corp.                                                               538,104
      3,619      Coherent, Inc.(a)                                                          332,152
      3,575      Control4 Corp.(a)                                                           29,172
      5,283      CTS Corp.                                                                   94,671
      1,081      CyberOptics Corp.(a)                                                        16,193
      6,043      Daktronics, Inc.                                                            37,769
      3,274      Electro Rent Corp.                                                          50,452
      5,070      Electro Scientific Industries, Inc.(a)                                      29,609
      6,297      eMagin Corp.(a)                                                             12,090
      3,187      Encore Wire Corp.                                                          118,811
        610      Energy Focus, Inc.(a)                                                        3,806
      4,406      EnerNOC, Inc.(a)                                                            27,846
      6,398      EnerSys                                                                    380,489
      3,900      ESCO Technologies, Inc.                                                    155,766
      4,815      Fabrinet(a)                                                                178,733
      2,690      FARO Technologies, Inc.(a)                                                  91,003
      5,958      FEI Co.                                                                    636,791
      7,405      General Cable Corp.                                                         94,118
      3,110      Houston Wire & Cable Co.                                                    16,328
      7,742      Hubbell, Inc.                                                              816,549
      8,248      II-VI, Inc.(a)                                                             154,732
      3,968      Integer Holdings Corp.(a)                                                  122,730
      5,485      Intevac, Inc.(a)                                                            31,155
      2,740      IntriCon Corp.(a)                                                           14,632
      5,438      IPG Photonics Corp.(a)                                                     435,040
      5,713      Itron, Inc.(a)                                                             246,230
     27,930      Jabil Circuit, Inc.                                                        515,867
      8,847      Kemet Corp.(a)                                                              25,922
     26,018      Keysight Technologies, Inc.(a)                                             756,864
      3,441      Kimball Electronics, Inc.(a)                                                42,840
     13,186      Knowles Corp.(a)                                                           180,384
      1,662      Landauer, Inc.                                                              68,408
      6,052      LightPath Technologies, Inc., Class A(a)                                    10,530
      3,291      Littelfuse, Inc.                                                           388,963
      4,195      LSI Industries, Inc.                                                        46,439
      2,990      MA-COM Technology Solutions Holdings, Inc.(a)                               98,610
      5,619      Maxwell Technologies, Inc.(a)                                               29,668
        445      Mesa Laboratories, Inc.                                                     54,735
      5,654      Methode Electronics, Inc.                                                  193,536

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  35

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      4,002      Mettler-Toledo International, Inc.(a)                                 $  1,460,410
     10,983      Microvision, Inc.(a)                                                        18,451
      2,264      MTS Systems Corp.                                                           99,254
      4,487      NAPCO Security Technologies, Inc.(a)                                        28,537
     15,074      National Instruments Corp.                                                 413,028
      5,584      Novanta, Inc.(a)                                                            84,598
      1,322      Nuvectra Corp.(a)                                                            9,783
        974      NVE Corp.                                                                   57,125
      7,855      Orion Energy Systems, Inc.(a)                                                9,112
      2,791      OSI Systems, Inc.(a)                                                       162,241
      3,206      Park Electrochemical Corp.                                                  46,583
      5,087      Plexus Corp.(a)                                                            219,758
      1,398      Powell Industries, Inc.                                                     54,997
      6,610      Regal-Beloit Corp.                                                         363,881
      5,552      Research Frontiers, Inc.(a)                                                 20,265
      4,390      Rofin-Sinar Technologies, Inc.(a)                                          140,217
      2,685      Rogers Corp.(a)                                                            164,054
      5,299      Rubicon Technology, Inc.(a)                                                  3,603
     11,339      Sanmina Corp.(a)                                                           303,999
     25,803      Sensata Technologies Holding NV(a)                                         900,267
      5,951      Synthesis Energy Systems, Inc.(a)(b)                                         6,249
     38,043      Trimble Navigation Ltd.(a)                                                 926,728
      9,582      TTM Technologies, Inc.(a)                                                   72,152
      6,063      Turtle Beach Corp.(a)                                                        5,881
      4,545      Ultralife Corp.(a)                                                          22,770
      6,278      Universal Display Corp.(a)                                                 425,648
      6,043      Veeco Instruments, Inc.(a)                                                 100,072
      3,135      Vicor Corp.(a)                                                              31,569
     19,362      Vishay Intertechnology, Inc.                                               239,895
      2,569      Vishay Precision Group, Inc.(a)                                             34,476
      6,116      WESCO International, Inc.(a)                                               314,913
      7,748      Zebra Technologies Corp., Class A(a)                                       388,175
                                                                                       ------------
                                                                                         17,393,365
                                                                                       ------------
FINANCIAL SERVICES - 3.7%
      8,447      Actinium Pharmaceuticals, Inc.(a)                                           14,951
     64,424      Ally Financial, Inc.(a)                                                  1,099,718
      5,804      Artisan Partners Asset Management, Inc., Class A                           160,655
        394      Ashford, Inc.(a)                                                            19,700
        805      Associated Capital Group, Inc., Class A                                     23,087
      1,501      Asta Funding, Inc.(a)                                                       15,866
        251      Atlanticus Holdings Corp.(a)                                                   730
      4,219      Bats Global Markets, Inc.(a)                                               108,386
     12,023      BBCN Bancorp, Inc.                                                         179,383
     26,138      BGC Partners, Inc., Class A                                                227,662
      8,375      Blackhawk Network Holdings, Inc.(a)                                        280,479
      3,789      Calamos Asset Management, Inc., Class A                                     27,698
      4,144      Cash America International, Inc.                                           176,617
     12,335      CBOE Holdings, Inc.                                                        821,758
     25,885      CIT Group, Inc.                                                            825,990
      3,036      Cohen & Steers, Inc.                                                       122,776
      5,716      Consumer Portfolio Services, Inc.(a)                                        21,549
     17,299      Cowen Group, Inc., Class A(a)                                               51,205
      1,567      Credit Acceptance Corp.(a)(b)                                              290,020
      4,986      Del Taco Restaurants, Inc.(a)                                               45,373
        522      Diamond Hill Investment Group, Inc.                                         98,355
     17,521      Eaton Vance Corp.                                                          619,192
      5,857      Emergent Capital, Inc.(a)                                                   19,680

================================================================================

36  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      3,846      Encore Capital Group, Inc.(a)                                         $     90,496
      4,701      Enova International, Inc.(a)                                                34,599
     10,209      Essent Group Ltd.(a)                                                       222,658
     11,962      EverBank Financial Corp.                                                   177,755
      6,040      Evercore Partners, Inc., Class A                                           266,908
      8,094      Ezcorp, Inc., Class A(a)                                                    61,191
      1,765      FBR & Co.                                                                   26,351
      1,734      Federal Agricultural Mortgage Corp., Class C                                60,378
     13,995      Federated Investors, Inc., Class B                                         402,776
      7,748      Financial Engines, Inc.                                                    200,441
      4,380      First Cash Financial Services, Inc.                                        224,825
      1,974      First Marblehead Corp.(a)                                                    9,594
     41,181      FNF Group                                                                1,544,287
     10,595      FNFV Group(a)                                                              121,525
      1,155      FXCM, Inc.(a)                                                                9,991
        805      GAMCO Investors, Inc., Class A                                              26,380
      7,212      Green Dot Corp., Class A(a)                                                165,804
      4,276      Greenhill & Co., Inc.                                                       68,844
      5,106      HealthEquity, Inc.(a)                                                      155,146
     18,302      HRG Group, Inc.(a)                                                         251,286
      1,830      Impac Mortgage Holdings, Inc.(a)                                            28,694
      8,315      Interactive Brokers Group, Inc., Class A                                   294,351
      2,537      INTL. FCStone, Inc.(a)                                                      69,235
      5,189      Investment Technology Group, Inc.                                           86,760
     21,344      Janus Capital Group, Inc.                                                  297,108
      4,507      Jason Industries, Inc.(a)                                                   16,270
      8,227      KCG Holdings, Inc., Class A(a)                                             109,419
      8,046      Ladder Capital Corp.                                                        98,161
     20,288      Ladenburg Thalmann Financial Services, Inc.(a)                              47,880
     19,524      Lazard Ltd., Class A                                                       581,425
     31,122      LendingClub Corp.(a)                                                       133,825
      1,072      LendingTree, Inc.(a)(b)                                                     94,690
      3,689      Liberty Broadband Corp., Class A(a)                                        219,127
     10,186      Liberty Broadband Corp., Class C(a)                                        611,160
      9,896      Liberty TripAdvisor Holdings, Inc., Series A(a)                            216,524
     12,122      LPL Financial Holdings, Inc.                                               273,109
      5,541      MarketAxess Holdings, Inc.                                                 805,661
      1,640      Marlin Business Services Corp.                                              26,732
     50,456      MGIC Investment Corp.(a)                                                   300,213
      3,091      Moelis & Co., Class A                                                       69,547
      5,436      MoneyGram International, Inc.(a)                                            37,237
     12,932      MSCI, Inc.                                                                 997,316
      2,846      Nelnet, Inc., Class A                                                       98,898
      4,431      NewStar Financial, Inc.(a)                                                  37,309
      7,757      NMI Holdings, Inc., Class A(a)                                              42,508
     29,889      NorthStar Asset Management Group, Inc.                                     305,167
      5,864      NRG Yield, Inc., Class A                                                    89,250
      9,117      NRG Yield, Inc., Class C                                                   142,134
     16,212      Ocwen Financial Corp.(a)                                                    27,723
      3,478      Ohr Pharmaceutical, Inc.(a)                                                  9,530
      6,601      On Deck Capital, Inc.(a)(b)                                                 33,995
      6,952      OneMain Holdings, Inc.(a)                                                  158,645
      1,705      Oppenheimer Holdings, Inc., Class A                                         26,359
      4,035      PICO Holdings, Inc.(a)                                                      38,171
      2,366      Piper Jaffray Cos.(a)                                                       89,198
      2,864      PJT Partners, Inc.                                                          65,872
      7,260      PRA Group, Inc.(a)                                                         175,256
      3,173      Pzena Investment Management, Inc., Class A                                  24,147
     30,769      Radian Group, Inc.                                                         320,613
     19,181      Raymond James Financial, Inc.                                              945,623

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  37

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      4,370      Resource America, Inc., Class A                                       $     42,476
      4,085      Safeguard Scientifics, Inc.(a)                                              51,022
     15,868      Santander Consumer USA Holdings, Inc.(a)                                   163,916
     20,453      SEI Investments Co.                                                        983,994
     63,092      SLM Corp.(a)                                                               389,909
      3,587      Stewart Information Services Corp.                                         148,538
     10,297      Stifel Financial Corp.(a)                                                  323,841
     29,777      Synergy Resources Corp.(a)                                                 198,315
     39,960      TD Ameritrade Holding Corp.                                              1,137,861
      4,426      TESARO, Inc.(a)                                                            372,005
      4,302      U.S. Global Investors, Inc., Class A                                         7,313
      3,390      Virtu Financial, Inc., Class A                                              61,020
      1,102      Virtus Investment Partners, Inc.                                            78,440
      1,424      VolitionRX Ltd.(a)                                                           4,486
     30,439      Voya Financial, Inc.                                                       753,670
     12,521      Waddell & Reed Financial, Inc., Class A                                    215,612
      4,301      Walker & Dunlop, Inc.(a)                                                    97,977
      1,466      Westwood Holdings Group, Inc.                                               75,939
     17,278      WisdomTree Investments, Inc.(b)                                            169,152
     16,943      WMIH Corp.(a)                                                               37,613
      1,335      World Acceptance Corp.(a)                                                   60,876
                                                                                       ------------
                                                                                         22,790,882
                                                                                       ------------
FIXED LINE TELECOMMUNICATIONS - 0.3%
     14,330      8x8, Inc.(a)                                                               209,361
     34,307      Cincinnati Bell, Inc.(a)                                                   156,783
      7,761      Consolidated Communications Holdings, Inc.                                 211,410
     16,238      EarthLink Holdings Corp.                                                   103,923
      3,773      Fairpoint Communications, Inc.(a)                                           55,388
      4,977      General Communication, Inc., Class A(a)                                     78,637
      3,853      GTT Communications, Inc.(a)                                                 71,203
      2,127      Hawaiian Telcom Holdco, Inc.(a)                                             45,071
      2,972      IDT Corp., Class B                                                          42,173
     10,267      inContact, Inc.(a)                                                         142,198
      4,097      Lumos Networks Corp.(a)                                                     49,574
      1,752      Straight Path Communications, Inc., Class B(a)(b)                           48,478
     27,920      Vonage Holdings Corp.(a)                                                   170,312
     15,457      Windstream Holdings, Inc.(b)                                               143,286
      6,452      Zayo Group Holdings, Inc.(a)                                               180,204
                                                                                       ------------
                                                                                          1,708,001
                                                                                       ------------
FOOD & DRUG RETAILERS - 0.7%
      5,850      Casey's General Stores, Inc.                                               769,334
      3,358      Chefs' Warehouse, Inc.(a)                                                   53,728
      6,788      Core-Mark Holding Co., Inc.                                                318,086
      5,266      Diplomat Pharmacy, Inc.(a)                                                 184,310
     10,229      GNC Holdings, Inc., Class A                                                248,462
      1,941      Ingles Markets, Inc., Class A                                               72,399
      1,354      Natural Health Trends Corp.(b)                                              38,169
      5,092      Performance Food Group Co.(a)                                              137,026
      3,455      PetMed Express, Inc.                                                        64,816
    158,048      Rite Aid Corp.(a)                                                        1,183,780
      4,080      Smart & Final Stores, Inc.(a)                                               60,751
      5,521      SpartanNash Co.                                                            168,832

================================================================================

38  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     21,616      Sprouts Farmers Market, Inc.(a)                                       $    495,006
     38,696      Supervalu, Inc.(a)                                                         182,645
      7,385      United Natural Foods, Inc.(a)                                              345,618
      3,693      Vitamin Shoppe, Inc.(a)                                                    112,895
      1,733      Weis Markets, Inc.                                                          87,603
                                                                                       ------------
                                                                                          4,523,460
                                                                                       ------------
FOOD PRODUCERS - 2.1%
        610      Alico, Inc.                                                                 18,452
      4,336      Amplify Snack Brands, Inc.(a)                                               63,956
      3,787      The Andersons, Inc.                                                        134,590
      8,676      B&G Foods, Inc.                                                            418,183
      4,931      Blue Buffalo Pet Products, Inc.(a)                                         115,089
     20,826      Bunge Ltd.                                                               1,231,858
      4,515      Cal-Maine Foods, Inc.(b)                                                   200,105
      2,423      Calavo Growers, Inc.                                                       162,341
     24,480      Darling International, Inc.(a)                                             364,752
     13,709      Dean Foods Co.                                                             247,996
      1,150      Farmer Bros Co.(a)                                                          36,869
     28,358      Flowers Foods, Inc.                                                        531,712
      4,797      Fresh Del Monte Produce, Inc.                                              261,101
        277      Golden Enterprises, Inc.                                                     1,997
      1,073      Griffin Industrial Realty, Inc.                                             32,887
     15,237      Hain Celestial Group, Inc.(a)                                              758,041
      9,513      Herbalife Ltd.(a)                                                          556,796
      4,100      HQ Sustainable Maritime Industries, Inc.(a)(b)                                  --
     10,768      Ingredion, Inc.                                                          1,393,487
      2,190      J&J Snack Foods Corp.                                                      261,201
      1,422      John B Sanfilippo & Son, Inc.                                               60,620
      2,973      Lancaster Colony Corp.                                                     379,384
      3,491      Lifevantage Corp.(a)                                                        47,478
      1,804      Lifeway Foods, Inc.(a)                                                      17,445
      2,404      Limoneira Co.                                                               42,358
      1,692      Lipocine, Inc.(a)                                                            5,144
        644      Mannatech, Inc.(a)                                                          13,035
      1,806      Medifast, Inc.                                                              60,086
      2,244      MGP Ingredients, Inc.                                                       85,788
      1,950      Nutraceutical International Corp.(a)                                        45,142
      4,434      Nutrisystem, Inc.                                                          112,446
      3,642      Omega Protein Corp.(a)                                                      72,804
      2,839      Phibro Animal Health Corp., Class A                                         52,976
      9,693      Pilgrim's Pride Corp.                                                      246,978
     16,714      Pinnacle Foods, Inc.                                                       773,691
      9,425      Post Holdings, Inc.(a)                                                     779,353
        414      Reliv International, Inc.(a)                                                   257
      2,724      Rocky Mountain Chocolate Factory, Inc.                                      27,649
      2,865      Sanderson Farms, Inc.                                                      248,224
         38      Seaboard Corp.(a)                                                          109,084
      1,343      Seneca Foods Corp., Class A(a)                                              48,630
     10,702      Snyders-Lance, Inc.                                                        362,691
      2,699      Tootsie Roll Industries, Inc.                                              103,992
      8,338      TreeHouse Foods, Inc.(a)                                                   855,896
        877      USANA Health Sciences, Inc.(a)                                              97,724
     26,610      WhiteWave Foods Co.(a)                                                   1,249,073
                                                                                       ------------
                                                                                         12,689,361
                                                                                       ------------
FORESTRY & PAPER - 0.2%
      2,737      Clearwater Paper Corp.(a)                                                  178,918
      1,749      Deltic Timber Corp.                                                        117,410
      9,827      Domtar Corp.                                                               344,043
     12,527      KapStone Paper and Packaging Corp.                                         162,976
      6,229      Mercer International, Inc.                                                  49,708
      2,503      Neenah Paper, Inc.                                                         181,142
      6,319      PH Glatfelter Co.                                                          123,600
     12,838      Resolute Forest Products(a)                                                 67,913
      1,388      Veritiv Corp.(a)                                                            52,161
                                                                                       ------------
                                                                                          1,277,871
                                                                                       ------------
GAS, WATER & MULTI-UTILITIES - 1.9%
      5,470      American States Water Co.                                                  239,695
     26,323      Aqua America, Inc.                                                         938,678

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  39

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      1,250      Artesian Resources Corp., Class A                                     $     42,400
     14,996      Atmos Energy Corp.                                                       1,219,475
      9,467      Avista Corp.                                                               424,122
      4,485      Cadiz, Inc.(a)(b)                                                           26,327
      7,033      California Water Service Group                                             245,663
      2,272      Chesapeake Utilities Corp.                                                 150,361
      1,727      Connecticut Water Service, Inc.                                             97,057
      1,302      Delta Natural Gas Co., Inc.                                                 35,076
      4,001      Gas Natural, Inc.                                                           27,967
      3,673      Genie Energy Ltd.(a)                                                        24,866
      2,966      Middlesex Water Co.                                                        128,665
     12,933      National Fuel Gas Co.                                                      735,629
     12,795      New Jersey Resources Corp.                                                 493,247
      3,904      Northwest Natural Gas Co.                                                  253,057
      7,517      ONE Gas, Inc.                                                              500,557
     11,797      Piedmont Natural Gas Co., Inc.                                             709,236
     11,554      PNM Resources, Inc.                                                        409,474
     25,879      Questar Corp.                                                              656,550
      1,849      RGC Resources, Inc.                                                         44,875
      2,621      SJW Corp.                                                                  103,215
     11,762      South Jersey Industries, Inc.                                              371,914
      7,138      Southwest Gas Corp.                                                        561,832
      6,580      Spire, Inc.                                                                466,127
     25,767      UGI Corp.                                                                1,165,957
     12,237      Vectren Corp.                                                              644,523
      7,393      WGL Holdings, Inc.                                                         523,351
      1,717      York Water Co.                                                              55,013
                                                                                       ------------
                                                                                         11,294,909
                                                                                       ------------
GENERAL INDUSTRIALS - 1.5%
      8,768      Actuant Corp., Class A                                                     198,244
        774      AEP Industries, Inc.                                                        62,276
      9,486      AptarGroup, Inc.                                                           750,627
     14,201      Bemis Co., Inc.                                                            731,209
     17,837      Berry Plastics Group, Inc.(a)                                              692,967
      9,575      Carlisle Cos., Inc.                                                      1,011,886
     21,093      Crown Holdings, Inc.(a)                                                  1,068,782
      3,673      Global Brass & Copper Holdings, Inc.                                       100,236
     48,500      Graphic Packaging Holding Co.                                              608,190
      3,901      Greif, Inc., Class A                                                       145,390
      1,169      Greif, Inc., Class B                                                        64,003
     11,862      Harsco Corp.                                                                78,764
     13,665      ITT, Inc.                                                                  437,007
      4,881      Landec Corp.(a)                                                             52,520
      2,155      Multi-Color Corp.                                                          136,627
      3,762      Myers Industries, Inc.                                                      54,173
      5,434      Otter Tail Corp.                                                           181,985
     14,054      Packaging Corp. of America                                                 940,634
      5,522      Raven Industries, Inc.                                                     104,587
     14,887      Rexnord Corp.(a)                                                           292,232
      6,041      Silgan Holdings, Inc.                                                      310,870
     15,316      Sonoco Products Co.                                                        760,593
      6,652      TriMas Corp.(a)                                                            119,736
      1,471      UFP Technologies, Inc.(a)                                                   33,156
                                                                                       ------------
                                                                                          8,936,694
                                                                                       ------------
GENERAL RETAILERS - 4.0%
      4,286      1-800-Flowers.com, Inc., Class A(a)                                         38,660
      9,518      Aaron's, Inc.                                                              208,349
      9,807      Abercrombie & Fitch Co., Class A                                           174,663
        897      AMERCO, Inc.                                                               335,971
      1,386      America's Car-Mart, Inc.(a)                                                 39,141
     26,091      American Eagle Outfitters, Inc.                                            415,630
      2,731      American Public Education, Inc.(a)                                          76,741
     19,960      Antero Resources Corp.(a)                                                  518,561
     13,712      Apollo Education Group, Inc.(a)                                            125,053
      3,284      Asbury Automotive Group, Inc.(a)                                           173,198
     25,130      Ascena Retail Group, Inc.(a)                                               175,659

================================================================================

40  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      2,014      Autobytel, Inc.(a)                                                    $     27,934
      6,163      Barnes & Noble Education, Inc.(a)                                           62,554
      8,898      Barnes & Noble, Inc.                                                       100,992
      8,828      Beacon Roofing Supply, Inc.(a)                                             401,409
      2,684      Big 5 Sporting Goods Corp.                                                  24,881
      6,639      Big Lots, Inc.                                                             332,680
      1,962      Blue Nile, Inc.                                                             53,720
      2,228      Bon-Ton Stores, Inc.                                                         3,141
        777      Boot Barn Holdings, Inc.(a)                                                  6,698
      2,758      Bridgepoint Education, Inc.(a)                                              19,968
      6,601      Bright Horizons Family Solutions, Inc.(a)                                  437,712
      3,973      Buckle, Inc.(b)                                                            103,258
      2,727      Build-A-Bear Workshop, Inc.(a)                                              36,596
     10,713      Burlington Stores, Inc.(a)                                                 714,664
      7,278      Cabela's, Inc.(a)                                                          364,337
      6,284      Caleres, Inc.                                                              152,136
      4,720      Cambium Learning Group, Inc.(a)                                             21,287
      1,580      Capella Education Co.                                                       83,171
     10,687      Career Education Corp.(a)                                                   63,588
      3,000      Carriage Services, Inc.                                                     71,040
      3,894      Cato Corp., Class A                                                        146,882
     23,150      CDK Global, Inc.                                                         1,284,593
      8,886      Chegg, Inc.(a)                                                              44,430
      2,443      Chemed Corp.                                                               333,005
     20,490      Chico's FAS, Inc.                                                          219,448
      3,046      Children's Place Retail Stores, Inc.                                       244,228
      6,159      Christopher & Banks Corp.(a)                                                13,488
      2,593      Citi Trends, Inc.                                                           40,269
     11,329      Clean Energy Fuels Corp.(a)                                                 39,312
      1,741      Collectors Universe, Inc.                                                   34,385
      3,781      Conn's, Inc.(a)(b)                                                          28,433
      2,847      Container Store Group, Inc.(a)                                              15,231
     14,839      Copart, Inc.(a)                                                            727,259
     11,043      CST Brands, Inc.                                                           475,732
      2,770      Destination Maternity Corp.                                                 16,288
      8,559      Destination XL Group, Inc.(a)                                               39,115
     13,283      Dick's Sporting Goods, Inc.                                                598,532
      3,545      Dillard's, Inc., Class A                                                   214,827
     10,606      DSW, Inc., Class A                                                         224,635
      7,906      EVINE Live, Inc.(a)                                                         13,045
     10,713      Express, Inc.(a)                                                           155,446
      6,356      Finish Line, Inc., Class A                                                 128,328
      8,038      Five Below, Inc.(a)                                                        373,044
      6,453      Francesca's Holdings Corp.(a)                                               71,306
      4,994      Fred's, Inc., Class A                                                       80,453
      3,190      FTD Cos., Inc.(a)                                                           79,622
      3,595      Gaiam, Inc., Class A(a)                                                     27,825
     15,735      GameStop Corp., Class A                                                    418,236
      3,296      Genesco, Inc.(a)                                                           211,966
      7,107      Grand Canyon Education, Inc.(a)                                            283,711
      3,316      Group 1 Automotive, Inc.                                                   163,678
     11,684      GrubHub, Inc.(a)                                                           363,022
      9,276      Guess?, Inc.                                                               139,604
      3,228      Haverty Furniture Cos., Inc.                                                58,201
      3,484      Hibbett Sports, Inc.(a)                                                    121,208
      9,114      Hillenbrand, Inc.                                                          273,785
     15,421      Houghton Mifflin Harcourt Co.(a)                                           241,030
      4,539      HSN, Inc.                                                                  222,093
      4,668      ITT Educational Services, Inc.(a)(b)                                         8,963
     45,165      JC Penney Co., Inc.(a)                                                     401,065
      4,637      K12, Inc.(a)                                                                57,916
     20,346      KAR Auction Services, Inc.                                                 849,242
      2,707      Kirkland's, Inc.(a)                                                         39,739
      2,707      Lands' End, Inc.(a)(b)                                                      44,449
      4,477      Liquidity Services, Inc.(a)                                                 35,100
      3,487      Lithia Motors, Inc., Class A                                               247,821

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  41

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      4,057      Lumber Liquidators Holdings, Inc.(a)(b)                               $     62,559
      4,129      MarineMax, Inc.(a)                                                          70,069
      4,866      Matthews International Corp., Class A                                      270,744
      3,155      Mattress Firm Holding Corp.(a)(b)                                          105,850
     13,941      Michaels Cos., Inc.(a)                                                     396,482
      4,709      Monro Muffler Brake, Inc.                                                  299,304
      5,763      Murphy USA, Inc.(a)                                                        427,384
     72,051      Office Depot, Inc.(a)                                                      238,489
      2,738      Ollie's Bargain Outlet Holdings, Inc.(a)                                    68,149
      2,756      Outerwall, Inc.(b)                                                         115,752
      2,766      Overstock.com, Inc.(a)                                                      44,560
      4,723      Party City Holdco, Inc.(a)                                                  65,697
      1,516      PCM, Inc.(a)                                                                16,888
      6,182      Penske Automotive Group, Inc.                                              194,486
      1,362      Perfumania Holdings, Inc.(a)                                                 3,296
     12,905      Pier 1 Imports, Inc.                                                        66,332
      2,929      PriceSmart, Inc.                                                           274,066
      2,023      Providence Service Corp.(a)                                                 90,792
      5,145      RealNetworks, Inc.(a)                                                       22,175
      5,786      Regis Corp.(a)                                                              72,036
      7,864      Rent-A-Center, Inc.                                                         96,570
      5,536      Restoration Hardware Holdings, Inc.(a)                                     158,772
     13,847      Rollins, Inc.                                                              405,302
      5,240      Rush Enterprises, Inc., Class A(a)                                         112,922
     21,920      Sally Beauty Holdings, Inc.(a)                                             644,667
      7,621      Sears Holdings Corp.(a)(b)                                                 103,722
     29,146      Service Corp. International                                                788,108
     20,442      ServiceMaster Global Holdings, Inc.(a)                                     813,592
      2,381      Shoe Carnival, Inc.                                                         59,668
      5,540      Shutterfly, Inc.(a)                                                        258,219
      8,832      SolarCity Corp.(a)(b)                                                      211,350
      4,835      Sonic Automotive, Inc., Class A                                             82,727
      7,729      Sotheby's                                                                  211,775
      2,950      SP Plus Corp.(a)                                                            66,611
      4,298      Sportsman's Warehouse Holdings, Inc.(a)                                     34,642
      4,672      Stage Stores, Inc.                                                          22,799
      2,254      Stamps.com, Inc.(a)                                                        197,045
      4,383      Stein Mart, Inc.                                                            33,837
      1,653      Strayer Education, Inc.(a)                                                  81,212
      7,130      Tailored Brands, Inc.                                                       90,266
      4,824      Tile Shop Holdings, Inc.(a)                                                 95,901
      2,671      Titan Machinery, Inc.(a)                                                    29,782
      8,752      TrueCar, Inc.(a)                                                            68,703
      6,404      Tuesday Morning Corp.(a)                                                    44,956
     11,975      VCA, Inc.(a)                                                               809,630
      4,031      Weight Watchers International, Inc.(a)(b)                                   46,880
      3,086      West Marine, Inc.(a)                                                        25,892
     12,296      Williams-Sonoma, Inc.                                                      640,990
        437      Winmark Corp.                                                               43,556
      2,839      Zumiez, Inc.(a)                                                             40,626
                                                                                       ------------
                                                                                         24,439,214
                                                                                       ------------
HEALTH CARE EQUIPMENT & SERVICES - 5.1%
      1,552      AAC Holdings, Inc.(a)(b)                                                    35,417
      3,253      Abaxis, Inc.                                                               153,639
      5,769      ABIOMED, Inc.(a)                                                           630,494
     10,503      Acadia Healthcare Co., Inc.(a)                                             581,866
     12,884      Accuray, Inc.(a)                                                            66,868
      7,324      AdCare Health Systems, Inc.                                                 13,476
      1,286      Addus HomeCare Corp.(a)                                                     22,415
      1,896      Adeptus Health, Inc., Class A(a)(b)                                         97,947
      5,272      Air Methods Corp.(a)                                                       188,896
     12,711      Alere, Inc.(a)                                                             529,794
     10,895      Align Technology, Inc.(a)                                                  877,592
      2,209      Alliance HealthCare Services, Inc.(a)                                       13,784
      1,371      Almost Family, Inc.(a)                                                      58,418

================================================================================

42  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     22,800      Alphatec Holdings, Inc.(a)                                            $      7,985
      4,240      Amedisys, Inc.(a)                                                          214,035
      8,158      Amsurg Corp.(a)                                                            632,571
      1,873      Analogic Corp.                                                             148,791
      4,708      AngioDynamics, Inc.(a)                                                      67,654
      2,272      Anika Therapeutics, Inc.(a)                                                121,893
     26,095      Antares Pharma, Inc.(a)                                                     27,400
      4,498      AtriCure, Inc.(a)                                                           63,557
        253      Atrion Corp.                                                               108,249
      1,640      AxoGen, Inc.(a)                                                             11,283
      3,109      Bio-Rad Laboratories, Inc., Class A(a)                                     444,649
     11,125      Biolase, Inc.(a)                                                            13,016
     10,652      BioScrip, Inc.(a)                                                           27,163
      3,656      Biostage, Inc.(a)                                                            4,168
      4,630      BioTelemetry, Inc.(a)                                                       75,469
      7,643      Bovie Medical Corp.(a)                                                      12,535
     27,192      Brookdale Senior Living, Inc.(a)                                           419,844
     16,447      Bruker Corp.                                                               374,005
     11,398      CalAtlantic Group, Inc.                                                    418,421
      5,470      Cantel Medical Corp.                                                       375,953
      4,670      Capital Senior Living Corp.(a)                                              82,519
      4,419      Cardiovascular Systems, Inc.(a)                                             81,199
     10,748      Cepheid, Inc.(a)                                                           330,501
      2,868      Civitas Solutions, Inc.(a)                                                  59,740
     13,771      Cogentix Medical, Inc.(a)                                                   13,248
     17,321      Community Health Systems, Inc.(a)                                          208,718
      3,885      CONMED Corp.                                                               185,431
      7,351      Cooper Cos., Inc.                                                        1,261,211
     10,253      Corindus Vascular Robotics, Inc.(a)(b)                                      14,662
      1,959      Corvel Corp.(a)                                                             84,590
      4,639      CryoLife, Inc.                                                              54,787
      3,451      Cutera, Inc.(a)                                                             38,686
      3,689      Cynosure, Inc., Class A(a)                                                 179,451
        864      CytoSorbents Corp.(a)                                                        3,931
      2,182      Derma Sciences, Inc.(a)                                                      8,597
     12,207      DexCom, Inc.(a)                                                            968,381
      3,562      Dextera Surgical, Inc.(a)                                                    6,412
     11,018      Endologix, Inc.(a)                                                         137,284
      6,892      Ensign Group, Inc.                                                         144,801
     28,340      Envision Healthcare Holdings, Inc.(a)                                      718,986
      1,399      Escalon Medical Corp.(a)                                                       951
      2,338      Exactech, Inc.(a)                                                           62,518
      7,271      Five Star Quality Care, Inc.(a)                                             17,014
      4,592      Fluidigm Corp.(a)                                                           41,466
      1,417      FONAR Corp.(a)                                                              28,850
      5,313      Genesis Healthcare, Inc.(a)                                                  9,404
      7,790      GenMark Diagnostics, Inc.(a)                                                67,773
      1,601      Glaukos Corp.(a)                                                            46,685
     10,458      Globus Medical, Inc., Class A(a)                                           249,214
      7,760      Haemonetics Corp.(a)                                                       224,962
      6,988      Halyard Health, Inc.(a)                                                    227,250
     10,637      Healthcare Services Group, Inc.                                            440,159
     13,450      HealthSouth Corp.                                                          522,129
      3,976      HealthStream, Inc.(a)                                                      105,443
      5,011      Healthways, Inc.(a)                                                         57,877
      2,769      HeartWare International, Inc.(a)                                           159,910
      8,276      Hill-Rom Holdings, Inc.                                                    417,524
     12,478      HMS Holdings Corp.(a)                                                      219,738
        639      Hooper Holmes, Inc.(a)                                                         773
      2,177      ICU Medical, Inc.(a)                                                       245,457
     13,385      IDEXX Laboratories, Inc.(a)                                              1,242,931
      2,088      Inogen, Inc.(a)                                                            104,630
      8,659      Insulet Corp.(a)                                                           261,848
      4,336      Integra LifeSciences Holdings Corp.(a)                                     345,926
      3,106      Intersect ENT, Inc.(a)                                                      40,161
      4,891      Invacare Corp.                                                              59,328
     10,725      Juno Therapeutics, Inc.(a)                                                 412,269
      4,001      K2M Group Holdings, Inc.(a)                                                 62,096
     12,162      Kindred Healthcare, Inc.                                                   137,309
      3,794      LDR Holding Corp.(a)                                                       140,188
      2,077      LHC Group, Inc.(a)                                                          89,893

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  43

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      6,433      LifePoint Hospitals, Inc.(a)                                          $    420,525
      6,207      LivaNova PLC(a)                                                            311,778
      3,939      Magellan Health Services, Inc.(a)                                          259,068
      6,979      Masimo Corp.(a)                                                            366,502
     14,189      MEDNAX, Inc.(a)                                                          1,027,709
      6,734      Meridian Bioscience, Inc.                                                  131,313
      7,010      Merit Medical Systems, Inc.(a)                                             139,008
      5,992      Molina Healthcare, Inc.(a)                                                 299,001
        564      Natera, Inc.(a)                                                              6,805
      1,868      National Healthcare Corp.                                                  120,934
      5,169      Natus Medical, Inc.(a)                                                     195,388
     26,298      Navidea Biopharmaceuticals, Inc.(a)(b)                                      13,951
      5,645      Neogen Corp.(a)                                                            317,531
      9,277      NeoGenomics, Inc.(a)                                                        74,587
      2,155      Nevro Corp.(a)                                                             158,953
      7,400      NuVasive, Inc.(a)                                                          441,928
      9,415      NxStage Medical, Inc.(a)                                                   204,117
      5,518      Omnicell, Inc.(a)                                                          188,881
      9,831      OraSure Technologies, Inc.(a)                                               58,101
      3,072      Orthofix International NV(a)                                               130,253
      9,148      Owens & Minor, Inc.                                                        341,952
      7,939      PAREXEL International Corp.(a)                                             499,204
        696      Penumbra, Inc.(a)                                                           41,412
      4,613      PharMerica Corp.(a)                                                        113,757
      2,424      Psychemedics Corp.                                                          33,306
      4,975      Quidel Corp.(a)                                                             88,853
      4,330      Quorum Health Corp.(a)                                                      46,374
      5,911      RadNet, Inc.(a)                                                             31,565
     21,002      ResMed, Inc.                                                             1,327,956
      4,605      Retractable Technologies, Inc.(a)                                           11,605
      7,565      Rockwell Medical, Inc.(a)(b)                                                57,267
     10,112      RTI Surgical, Inc.(a)                                                       36,302
      1,779      SeaSpine Holdings Corp.(a)                                                  18,644
     15,096      Select Medical Holdings Corp.(a)                                           164,093
      1,974      Spark Therapeutics, Inc.(a)                                                100,931
      6,991      Spectranetics Corp.(a)                                                     130,802
      5,027      Staar Surgical Co.(a)                                                       27,699
     12,865      STERIS PLC                                                                 884,469
      2,554      Surgery Partners, Inc.(a)                                                   45,717
      3,963      Surgical Care Affiliates, Inc.(a)                                          188,916
      2,327      SurModics, Inc.(a)                                                          54,638
      2,920      Symmetry Surgical, Inc.(a)                                                  38,340
      2,209      T2 Biosystems, Inc.(a)(b)                                                   17,429
      3,670      Tandem Diabetes Care, Inc.(a)                                               27,672
     10,634      Team Health Holdings, Inc.(a)                                              432,485
      6,279      Teleflex, Inc.                                                           1,113,329
     14,770      Tenet Healthcare Corp.(a)                                                  408,243
      3,526      Triple-S Management Corp., Class B(a)                                       86,140
      1,955      U.S. Physical Therapy, Inc.                                                117,711
      2,413      Unilife Corp.(a)(b)                                                          7,939
      8,418      Universal American Corp.                                                    63,808
        860      Utah Medical Products, Inc.                                                 54,180
      3,038      Vascular Solutions, Inc.(a)                                                126,563
     11,520      VWR Corp.(a)                                                               332,928
      6,434      WellCare Health Plans, Inc.(a)                                             690,239
     10,534      West Pharmaceutical Services, Inc.                                         799,320
     13,460      Wright Medical Group NV(a)                                                 233,800
      2,989      Zafgen, Inc.(a)                                                             17,904
      5,066      Zeltiq Aesthetics, Inc.(a)                                                 138,454
                                                                                       ------------
                                                                                         31,282,337
                                                                                       ------------
HOUSEHOLD GOODS & HOME CONSTRUCTION - 1.5%
     16,442      ACCO Brands Corp.(a)                                                       169,846
      1,739      Bassett Furniture Industries, Inc.                                          41,632
      4,476      Beazer Homes USA, Inc.(a)                                                   34,689

================================================================================

44  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      6,373      Briggs & Stratton Corp.                                               $    134,980
      1,393      Cavco Industries, Inc.(a)                                                  130,524
      6,265      Central Garden and Pet Co., Class A(a)                                     136,013
      1,034      Compx International, Inc.                                                   11,891
      1,729      Comstock Holdings Cos., Inc.(a)                                              3,078
      2,900      Dixie Group, Inc.(a)                                                        10,324
      9,133      Edgewell Personal Care Co.(a)                                              770,917
      9,214      Energizer Holdings, Inc.                                                   474,429
      3,943      Ethan Allen Interiors, Inc.                                                130,277
        965      Flexsteel Industries, Inc.                                                  38,233
      2,823      Forward Industries, Inc.(a)                                                  3,359
      8,604      Herman Miller, Inc.                                                        257,174
      6,427      HNI Corp.                                                                  298,791
      1,876      Hooker Furniture Corp.                                                      40,315
     21,351      Hovnanian Enterprises, Inc., Class A(a)                                     35,870
      9,610      Interface, Inc.                                                            146,552
      4,579      iRobot Corp.(a)                                                            160,631
     13,093      KB Home                                                                    199,145
      7,374      Knoll, Inc.                                                                179,041
      7,437      La-Z-Boy, Inc.                                                             206,897
      2,469      LGI Homes, Inc.(a)                                                          78,860
      3,627      Libbey, Inc.                                                                57,633
      2,050      Lifetime Brands, Inc.                                                       29,909
      4,013      M/I Homes, Inc.(a)                                                          75,565
     19,950      Manitowoc Foodservice, Inc.(a)                                             351,519
      5,655      MDC Holdings, Inc.                                                         137,643
      5,485      Meritage Homes Corp.(a)                                                    205,907
        790      National Presto Industries, Inc.                                            74,536
        560      NVR, Inc.(a)                                                               996,990
      1,129      Oil-Dri Corp. of America                                                    38,984
      7,005      Scotts Miracle-Gro Co., Class A                                            489,720
      7,541      Select Comfort Corp.(a)                                                    161,227
      4,044      Spectrum Brands Holdings, Inc.                                             482,490
     12,921      Steelcase, Inc., Class A                                                   175,338
      5,375      Taylor Morrison Home Corp., Class A(a)                                      79,765
      9,200      Tempur Sealy International, Inc.(a)                                        508,944
     22,796      Toll Brothers, Inc.(a)                                                     613,440
     22,019      TRI Pointe Group, Inc.(a)                                                  260,265
      7,258      Tupperware Brands Corp.                                                    408,480
      5,315      Virco Manufacturing Corp.(a)                                                23,120
      3,640      Wayfair, Inc., Class A(a)(b)                                               141,960
      3,484      WCI Communities, Inc.(a)                                                    58,880
      2,030      WD-40 Co.                                                                  238,423
      3,017      William Lyon Homes, Class A(a)                                              48,634
                                                                                       ------------
                                                                                          9,352,840
                                                                                       ------------
INDUSTRIAL ENGINEERING - 2.6%
      6,798      Accuride Corp.(a)                                                            8,429
     10,869      AGCO Corp.                                                                 512,256
      1,409      Alamo Group, Inc.                                                           92,952
      4,299      Albany International Corp., Class A                                        171,659
      4,066      Altra Industrial Motion Corp.                                              109,701
      1,354      American Railcar Industries, Inc.                                           53,442
      2,723      Astec Industries, Inc.                                                     152,896
      8,137      Babcock & Wilcox Enterprises, Inc.(a)                                      119,532
      4,880      Broadwind Energy, Inc.(a)                                                   20,594
      4,277      Ceco Environmental Corp.                                                    37,381
        494      Chicago Rivet & Machine Co.                                                 13,447
      2,547      CIRCOR International, Inc.                                                 145,153
      7,187      CLARCOR, Inc.                                                              437,185
     14,850      Colfax Corp.(a)                                                            392,931
      2,933      Columbus McKinnon Corp.                                                     41,502
      5,294      Commercial Vehicle Group, Inc.(a)                                           27,529
      7,274      Crane Co.                                                                  412,581

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  45

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     18,884      Donaldson Co., Inc.                                                   $    648,854
      3,445      Douglas Dynamics, Inc.                                                      88,640
      2,800      Dynamic Materials Corp.                                                     30,100
      5,232      Energy Recovery, Inc.(a)                                                    46,512
      3,380      EnPro Industries, Inc.                                                     150,038
      9,098      Federal Signal Corp.                                                       117,182
      5,460      Franklin Electric Co., Inc.                                                180,453
      1,751      FreightCar America, Inc.                                                    24,602
      6,015      GATX Corp.                                                                 264,479
      2,838      Gorman-Rupp Co.                                                             77,790
      8,356      Graco, Inc.                                                                660,040
      1,902      Graham Corp.                                                                35,035
      3,912      Greenbrier Cos., Inc.                                                      113,957
      4,783      H&E Equipment Services, Inc.                                                91,020
      3,297      Horizon Global Corp.(a)                                                     37,421
      1,373      Hurco Cos., Inc.                                                            38,211
      1,367      Hyster-Yale Materials Handling, Inc.                                        81,323
     11,311      IDEX Corp.                                                                 928,633
      4,305      John Bean Technologies Corp.                                               263,552
     13,737      Joy Global, Inc.                                                           290,400
      1,829      Kadant, Inc.                                                                94,212
     11,461      Kennametal, Inc.                                                           253,403
        998      Key Technology, Inc.(a)                                                      9,192
      5,240      Kimball International, Inc., Class B                                        59,631
      9,295      Lincoln Electric Holdings, Inc.                                            549,149
      1,728      Lindsay Corp.                                                              117,262
      2,799      Lydall, Inc.(a)                                                            107,929
      2,717      Manitex International, Inc.(a)(b)                                           18,829
     19,950      Manitowoc Co., Inc.                                                        108,727
      3,097      Materion Corp.                                                              76,682
     14,359      Meritor, Inc.(a)                                                           103,385
      1,937      MFRI, Inc.(a)                                                               14,450
      8,715      Middleby Corp.(a)                                                        1,004,404
      2,019      Miller Industries, Inc.                                                     41,571
      4,681      MSA Safety, Inc.                                                           245,893
      8,443      Mueller Industries, Inc.                                                   269,163
        799      NACCO Industries, Inc., Class A                                             44,744
      9,906      Navistar International Corp.(a)                                            115,801
      4,181      NN, Inc.                                                                    58,492
      7,978      Nordson Corp.                                                              667,041
     10,857      Oshkosh Corp.                                                              517,987
      2,829      Paylocity Holding Corp.(a)                                                 122,213
      3,660      Proto Labs, Inc.(a)                                                        210,670
      7,892      Spartan Motors, Inc.                                                        49,404
      5,860      SPX Corp.                                                                   87,021
      5,860      SPX FLOW, Inc.(a)                                                          152,770
      1,909      Standex International Corp.                                                157,741
      3,481      Sun Hydraulics Corp.                                                       103,351
      2,625      Tennant Co.                                                                141,409
     16,794      Terex Corp.                                                                341,086
     10,204      Timken Co.                                                                 312,855
      5,808      TimkenSteel Corp.                                                           55,873
      8,388      Toro Co.                                                                   739,822
     22,496      Trinity Industries, Inc.                                                   417,751
      1,831      Twin Disc, Inc.                                                             19,665
     10,252      Wabash National Corp.(a)                                                   130,200
     13,510      Wabtec Corp.                                                               948,807
      8,136      Woodward, Inc.                                                             468,959
                                                                                       ------------
                                                                                         15,854,956
                                                                                       ------------
INDUSTRIAL METALS & MINING - 0.6%
     28,196      AK Steel Holding Corp.(a)                                                  131,393
     15,897      Allegheny Technologies, Inc.                                               202,687
      1,955      Ampco-Pittsburgh Corp.                                                      22,111
      7,069      Carpenter Technology Corp.                                                 232,782
      7,937      Century Aluminum Co.(a)                                                     50,241
     20,973      Cliffs Natural Resources, Inc.(a)(b)                                       118,917
     16,716      Commercial Metals Co.                                                      282,501
      2,787      Friedman Industries, Inc.                                                   16,248
        780      Handy & Harman Ltd.(a)                                                      20,428
      2,039      Haynes International, Inc.                                                  65,411
      2,591      Kaiser Aluminum Corp.                                                      234,252
     34,884      McEwen Mining, Inc.                                                        134,303

================================================================================

46  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      1,597      Olympic Steel, Inc.                                                   $     43,614
     10,768      Reliance Steel & Aluminum Co.                                              828,059
     35,590      Steel Dynamics, Inc.                                                       871,955
      2,147      Synalloy Corp.                                                              16,446
     21,089      United States Steel Corp.                                                  355,561
      1,302      Universal Stainless & Alloy Products, Inc.(a)                               14,192
     19,733      Uranium Energy Corp.(a)                                                     17,322
      6,908      Worthington Industries, Inc.                                               292,209
                                                                                       ------------
                                                                                          3,950,632
                                                                                       ------------
INDUSTRIAL TRANSPORTATION - 1.1%
     14,293      Air Lease Corp.                                                            382,767
      8,433      Air Transport Services Group, Inc.(a)                                      109,292
      9,055      Aircastle Ltd.                                                             177,116
      3,519      ArcBest Corp.                                                               57,184
      4,637      Ardmore Shipping Corp.                                                      31,392
      3,769      Atlas Air Worldwide Holdings, Inc.(a)                                      156,112
      2,930      CAI International, Inc.(a)                                                  21,975
      4,175      Celadon Group, Inc.                                                         34,110
      2,275      Covenant Transportation Group, Inc., Class A(a)                             41,109
      4,008      Echo Global Logistics, Inc.(a)                                              89,859
      4,502      Forward Air Corp.                                                          200,474
      1,209      FRP Holdings, Inc.(a)                                                       41,710
      1,779      Genco Shipping & Trading, Ltd.(a)(b)                                         1,014
      8,719      Genesee & Wyoming, Inc., Class A(a)                                        513,985
      9,094      Heartland Express, Inc.                                                    158,145
      5,287      Hub Group, Inc., Class A(a)                                                202,862
      8,071      Kirby Corp.(a)                                                             503,550
      8,854      Knight Transportation, Inc.                                                235,339
      6,328      Landstar System, Inc.                                                      434,480
     11,196      Macquarie Infrastructure Corp.                                             829,064
      3,567      Marten Transport Ltd.                                                       70,627
      6,683      Matson, Inc.                                                               215,794
     10,218      Old Dominion Freight Line, Inc.(a)                                         616,248
        659      PAM Transportation Services, Inc.(a)                                        10,471
        627      Patriot Transportation Holding, Inc.(a)                                     12,195
      7,484      PHH Corp.(a)                                                                99,687
      5,032      Rand Logistics, Inc.(a)                                                      5,183
      4,706      Roadrunner Transportation Systems, Inc.(a)                                  35,107
      3,715      Saia, Inc.(a)                                                               93,395
     13,364      Swift Transportation Co.(a)                                                205,939
      4,790      TAL International Group, Inc.                                               64,234
      6,907      Teekay Corp.                                                                49,247
      3,736      Textainer Group Holdings Ltd.                                               41,619
      1,233      Universal Truckload Services, Inc.                                          15,906
      1,622      USA Truck, Inc.(a)                                                          28,401
      6,158      Werner Enterprises, Inc.                                                   141,449
      7,931      Wesco Aircraft Holdings, Inc.(a)                                           106,434
      1,351      Willis Lease Finance Corp.(a)                                               30,033
     10,630      World Fuel Services Corp.                                                  504,819
     13,650      XPO Logistics, Inc.(a)(b)                                                  358,449
      4,920      YRC Worldwide, Inc.(a)                                                      43,296
                                                                                       ------------
                                                                                          6,970,072
                                                                                       ------------
LEISURE GOODS - 0.8%
      2,143      Arctic Cat, Inc.                                                            36,431
      4,738      Black Diamond, Inc.(a)                                                      19,615
     13,523      Brunswick Corp.                                                            612,862
     12,565      Callaway Golf Co.                                                          128,289
      3,649      Drew Industries, Inc.                                                      309,581
      2,922      DTS, Inc.(a)                                                                77,287
      6,958      Eastman Kodak Co.(a)                                                       111,884
      2,070      Escalade, Inc.                                                              21,197
      8,249      Fitbit, Inc., Series A(a)                                                  100,803

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  47

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      2,854      Fox Factory Holding Corp.(a)                                          $     49,574
     17,785      Glu Mobile, Inc.(a)                                                         39,127
     11,137      GoPro, Inc., Class A(a)(b)                                                 120,391
      3,744      Malibu Boats, Inc.(a)                                                       45,227
      2,700      Marine Products Corp.                                                       22,842
      4,821      Nautilus, Inc.(a)                                                           86,007
      9,046      Polaris Industries, Inc.                                                   739,601
      6,307      Pool Corp.                                                                 593,047
      3,869      Skullcandy, Inc.(a)                                                         23,756
     12,772      Take-Two Interactive Software, Inc.(a)                                     484,314
      7,042      Thor Industries, Inc.                                                      455,899
     15,413      TiVo, Inc.(a)                                                              152,589
      2,235      Universal Electronics, Inc.(a)                                             161,546
      9,401      Vista Outdoor, Inc.(a)                                                     448,710
      4,162      Winnebago Industries, Inc.                                                  95,393
        990      Zedge, Inc., Class B(a)                                                      4,544
                                                                                       ------------
                                                                                          4,940,516
                                                                                       ------------
LIFE INSURANCE - 0.3%
     11,676      American Equity Investment Life Holding Co.                                166,383
      3,104      AMERISAFE, Inc.                                                            190,027
      2,927      Atlantic American Corp.                                                     11,006
      8,213      Citizens, Inc.(a)(b)                                                        62,419
     26,587      CNO Financial Group, Inc.                                                  464,209
      2,920      eHealth, Inc.(a)                                                            40,938
      4,842      Employers Holdings, Inc.                                                   140,515
      1,432      FBL Financial Group, Inc., Class A                                          86,879
     72,971      Genworth Financial, Inc., Class A(a)                                       188,265
      1,686      Independence Holding Co.                                                    30,297
        341      National Western Life Group, Inc.                                           66,587
      7,153      Primerica, Inc.                                                            409,438
                                                                                       ------------
                                                                                          1,856,963
                                                                                       ------------
MEDIA - 5.3%
     11,802      Acxiom Corp.(a)                                                            259,526
      3,599      AH Belo Corp.                                                               17,995
      9,120      AMC Networks, Inc., Class A(a)                                             551,030
      2,129      Ascent Capital Group, Inc., Class A(a)                                      32,765
      5,767      Avid Technology, Inc.(a)                                                    33,506
      8,691      Bankrate, Inc.(a)                                                           65,009
        784      Beasley Broadcasting Group, Inc., Class A                                    3,301
        666      Cable One, Inc.                                                            340,599
     32,299      Charter Communications, Inc.(a)                                          7,384,843
      5,624      Clear Channel Outdoor Holdings, Inc., Class A                               34,981
      7,063      ComScore, Inc.(a)                                                          168,664
      1,461      CSS Industries, Inc.                                                        39,169
         50      CTN Media Group, Inc.(a)                                                        --
     25,485      Cumulus Media, Inc., Class A(a)                                              7,900
     33,879      DISH Network Corp., Class A(a)                                           1,775,260
      7,942      Dolby Laboratories, Inc., Class A                                          380,025
     10,491      DreamWorks Animation SKG, Inc., Class A(a)                                 428,767
     10,615      Emmis Communications Corp., Class A(a)                                       7,722
      4,346      Entercom Communications Corp., Class A                                      58,975
      8,669      Entravision Communications Corp., Class A                                   58,256
      8,572      EW Scripps Co.(a)                                                          135,781
      6,094      FactSet Research Systems, Inc.                                             983,694
     16,769      Gannett Co., Inc.                                                          231,580
      7,875      Global Eagle Entertainment, Inc.(a)                                         52,290
        660      Graham Holdings Co., Class B                                               323,096
     10,007      Gray Television, Inc.(a)                                                   108,576
     63,105      Groupon, Inc.(a)                                                           205,091
      6,749      Harte-Hanks, Inc.                                                           10,731

================================================================================

48  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     10,064      IHS, Inc., Class A(a)                                                 $  1,163,499
      7,267      John Wiley & Sons, Inc., Class A                                           379,192
     12,357      Lamar Advertising Co., Class A                                             819,269
     12,326      Lee Enterprises, Inc.(a)                                                    23,543
     42,550      Liberty Global PLC, Class A(a)                                           1,236,503
     97,562      Liberty Global PLC, Class C(a)                                           2,795,151
      7,847      Liberty Global PLC LiLAC, Class A(a)                                       253,142
     16,978      Liberty Global PLC LiLAC, Class C(a)                                       551,605
     67,482      Liberty Interactive Corp QVC Group, Series A(a)                          1,712,018
      3,856      Liberty Media Group, Class A(a)                                             73,804
      7,389      Liberty Media Group, Class C(a)                                            140,169
     14,588      Liberty SiriusXM Group, Class A(a)                                         457,480
     29,557      Liberty SiriusXM Group, Class C(a)                                         912,425
     20,640      Liberty Ventures, Series A(a)                                              765,125
     14,068      Lions Gate Entertainment Corp.                                             284,596
     21,752      Live Nation Entertainment, Inc.(a)                                         511,172
      5,246      Marchex, Inc., Class B(a)                                                   16,682
      1,090      McClatchy Co., Class A(a)                                                   15,936
     14,375      Media General, Inc.(a)                                                     247,106
      5,493      Meredith Corp.                                                             285,142
      2,699      Morningstar, Inc.                                                          220,724
      9,210      MSG Networks, Inc., Class A(a)                                             141,281
      9,730      National CineMedia, Inc.                                                   150,620
      6,330      New Media Investment Group, Inc.                                           114,383
     18,334      New York Times Co., Class A                                                221,841
      4,695      Nexstar Broadcasting Group, Inc., Class A                                  223,388
     20,371      Outfront Media, Inc.                                                       492,367
     29,602      Pandora Media, Inc.(a)                                                     368,545
      7,427      QuinStreet, Inc.(a)                                                         26,366
     10,529      Quotient Technology, Inc.(a)(b)                                            141,194
      1,421      Remark Media, Inc.(a)(b)                                                     6,025
      5,483      RetailMeNot, Inc.(a)                                                        42,274
      3,761      Rubicon Project, Inc.(a)                                                    51,338
      1,046      Saga Communications, Inc., Class A                                          41,359
      3,775      Scholastic Corp.                                                           149,528
     10,372      Sinclair Broadcast Group, Inc., Class A                                    309,708
    311,083      Sirius XM Holdings, Inc.(a)                                              1,228,778
      3,896      Sizmek, Inc.(a)                                                              8,922
      1,474      Spanish Broadcasting System, Inc.(a)                                         5,247
      3,165      SPAR Group, Inc.(a)                                                          3,323
     12,237      Starz, Class A(a)                                                          366,131
      3,655      TechTarget, Inc.(a)                                                         29,606
     16,585      TheStreet, Inc.                                                             18,741
     15,923      Time, Inc.                                                                 262,093
     11,990      Tribune Media Co., Class A                                                 469,768
      3,616      TRONC, Inc.                                                                 49,901
      2,942      TubeMogul, Inc.(a)                                                          35,010
      1,830      Value Line, Inc.                                                            29,921
      5,811      WebMD Health Corp.(a)                                                      337,677
      4,167      XO Group, Inc.(a)                                                           72,631
      8,383      Yelp, Inc.(a)                                                              254,508
                                                                                       ------------
                                                                                         32,215,889
                                                                                       ------------
MINING - 0.5%
      9,192      Cloud Peak Energy, Inc.(a)                                                  18,936
     20,713      Coeur Mining, Inc.(a)                                                      220,801
      5,190      Compass Minerals International, Inc.                                       385,046
     34,380      CONSOL Energy, Inc.                                                        553,174
      9,888      Fairmount Santrol Holdings, Inc.(a)                                         76,236
     21,436      General Moly, Inc.(a)                                                        7,395
      2,918      Gold Resource Corp.                                                         10,476
      9,302      Golden Minerals Co.(a)(b)                                                    6,057

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  49

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     58,333      Hecla Mining Co.                                                      $    297,498
      2,249      Pershing Gold Corp.(a)(b)                                                    9,648
      9,624      Royal Gold, Inc.                                                           693,121
     15,315      Solitario Exploration & Royalty Corp.(a)                                     7,971
     18,398      Stillwater Mining Co.(a)                                                   218,200
      9,743      SunCoke Energy, Inc.                                                        56,704
      9,412      U.S. Silica Holdings, Inc.                                                 324,432
      3,275      Westmoreland Coal Co.(a)                                                    31,178
                                                                                       ------------
                                                                                          2,916,873
                                                                                       ------------
MOBILE TELECOMMUNICATIONS - 0.9%
      1,577      ATN International, Inc.                                                    122,706
     39,879      Globalstar, Inc.(a)(b)                                                      48,254
     12,372      Iridium Communications, Inc.(a)                                            109,863
     14,857      NII Holdings, Inc.(a)                                                       47,245
     10,768      ORBCOMM, Inc.(a)                                                           107,142
      1,832      pdvWireless, Inc.(a)                                                        39,187
     18,760      SBA Communications Corp., Class A(a)                                     2,024,954
      6,758      Shenandoah Telecommunications Co.                                          263,968
      3,740      Spok Holdings, Inc.                                                         71,677
    116,574      Sprint Corp.(a)                                                            528,080
     41,537      T-Mobile U.S., Inc.(a)                                                   1,797,306
     14,543      Telephone & Data Systems, Inc.                                             431,345
     15,223      Towerstream Corp.(a)                                                         2,557
      1,710      United States Cellular Corp.(a)                                             67,152
                                                                                       ------------
                                                                                          5,661,436
                                                                                       ------------
NONLIFE INSURANCE - 3.5%
      2,323      Alleghany Corp.(a)                                                       1,276,674
     13,854      Allied World Assurance Co. Holdings AG                                     486,830
      6,380      Ambac Financial Group, Inc.(a)                                             105,015
     10,754      American Financial Group, Inc.                                             795,043
      1,391      American National Insurance Co.                                            157,392
     12,162      AmTrust Financial Services, Inc.                                           297,969
     18,353      Arch Capital Group Ltd.(a)                                               1,321,416
      4,567      Argo Group International Holdings Ltd.                                     237,027
      9,312      Aspen Insurance Holdings Ltd.                                              431,891
     19,922      Assured Guaranty Ltd.                                                      505,421
     13,888      Axis Capital Holdings Ltd.                                                 763,840
      2,261      Baldwin & Lyons, Inc., Class B                                              55,756
     17,387      Brown & Brown, Inc.                                                        651,491
      4,047      CNA Financial Corp.                                                        127,157
      2,337      Donegal Group, Inc., Class A                                                38,537
      1,652      EMC Insurance Group, Inc.                                                   45,793
      9,278      Endurance Specialty Holdings Ltd.                                          623,111
      1,736      Enstar Group Ltd.(a)                                                       281,215
      3,611      Erie Indemnity Co., Class A                                                358,717
      6,331      Everest Re Group Ltd.                                                    1,156,484
      2,537      Federated National Holding Co.                                              48,304
      8,599      First Acceptance Corp.(a)                                                   12,039
     16,507      First American Financial Corp.                                             663,912
      1,701      Global Indemnity PLC(a)                                                     46,829
      5,039      Greenlight Capital Re Ltd.(a)                                              101,586
      6,561      Hanover Insurance Group, Inc.                                              555,192
      1,768      HCI Group, Inc.                                                             48,231
      4,282      Heritage Insurance Holdings, Inc.                                           51,256
     12,181      Hilltop Holdings, Inc.(a)                                                  255,679
      6,108      Horace Mann Educators Corp.                                                206,389
      1,707      Infinity Property & Casualty Corp.                                         137,687
      1,976      James River Group Holdings Ltd.                                             67,105
      7,077      Kemper Corp.                                                               219,245

================================================================================

50  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      8,614      Maiden Holdings Ltd.                                                  $    105,435
      2,090      Markel Corp.(a)                                                          1,991,310
     21,248      MBIA, Inc.(a)                                                              145,124
      3,553      Mercury General Corp.                                                      188,877
      9,047      National General Holdings Corp.                                            193,787
      1,300      National Interstate Corp.                                                   39,325
      1,797      Navigators Group, Inc.                                                     165,270
     36,839      Old Republic International Corp.                                           710,624
      3,598      OneBeacon Insurance Group Ltd.                                              49,652
      1,044      Prism Technologies Group, Inc.(a)                                              279
      7,994      ProAssurance Corp.                                                         428,079
      9,568      Reinsurance Group of America, Inc.                                         928,000
      6,409      RenaissanceRe Holdings Ltd.                                                752,673
      5,503      RLI Corp.                                                                  378,496
      2,336      Safety Insurance Group, Inc.                                               143,851
      8,303      Selective Insurance Group, Inc.                                            317,258
      2,450      State Auto Financial Corp.                                                  53,680
      5,202      State National Cos., Inc.                                                   54,777
      9,561      Third Point Reinsurance Ltd.(a)                                            112,055
      3,306      United Fire Group, Inc.                                                    140,274
      3,080      United Insurance Holdings Corp.                                             50,450
      4,997      Universal Insurance Holdings, Inc.                                          92,844
     12,433      Validus Holdings Ltd.                                                      604,119
     14,911      W.R. Berkley Corp.                                                         893,467
        766      White Mountains Insurance Group Ltd.                                       644,972
                                                                                       ------------
                                                                                         21,314,911
                                                                                       ------------
OIL & GAS PRODUCERS - 2.1%
     16,317      Abraxas Petroleum Corp.(a)                                                  18,438
        460      Adams Resources & Energy, Inc.                                              17,710
      4,552      Alon USA Energy, Inc.                                                       29,497
      5,719      Approach Resources, Inc.(a)                                                 12,010
      4,904      Barnwell Industries, Inc.(a)                                                 7,601
      7,950      Bill Barrett Corp.(a)                                                       50,800
      6,854      Bonanza Creek Energy, Inc.(a)(b)                                            13,777
      7,389      C&J Energy Services Ltd.(a)(b)                                               4,450
      4,626      California Resources Corp.                                                  56,437
     18,790      Callon Petroleum Co.(a)                                                    211,012
      8,650      Carrizo Oil & Gas, Inc.(a)                                                 310,102
     35,665      Cheniere Energy, Inc.(a)                                                 1,339,221
        984      Clayton Williams Energy, Inc.(a)(b)                                         27,021
     50,294      Cobalt International Energy, Inc.(a)                                        67,394
      7,198      Comstock Resources, Inc.(a)                                                  6,048
      3,254      Contango Oil & Gas Co.(a)                                                   39,829
     12,172      Continental Resources, Inc.(a)                                             551,026
      2,373      CVR Energy, Inc.                                                            36,781
      5,308      Dawson Geophysical Co.(a)                                                   43,260
      8,207      Delek U.S. Holdings, Inc.                                                  108,414
     51,927      Denbury Resources, Inc.                                                    186,418
     10,779      Diamondback Energy, Inc.(a)                                                983,153
      7,534      Eclipse Resources Corp.(a)                                                  25,164
     14,564      Energen Corp.                                                              702,130
      5,570      EP Energy Corp., Class A(a)                                                 28,853
      2,473      Era Group, Inc.(a)                                                          23,246
      5,834      Evolution Petroleum Corp.                                                   31,912
     28,887      EXCO Resources, Inc.(a)                                                     37,553
     14,658      Gastar Exploration, Inc.(a)                                                 16,124
     18,469      Gulfport Energy Corp.(a)                                                   577,341
     12,564      Halcon Resources Corp.(a)(b)                                                 5,830
      9,380      Harvest Natural Resources, Inc.(a)                                           7,832

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  51

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     27,229      HollyFrontier Corp.                                                   $    647,233
      5,104      Houston American Energy Corp.(a)(b)                                          1,133
        299      Isramco, Inc.(a)(b)                                                         24,593
     21,898      Kosmos Energy Ltd.(a)                                                      119,344
     18,495      Laredo Petroleum, Inc.(a)                                                  193,828
      3,259      Magellan Petroleum Corp.(a)                                                  3,846
     11,961      Matador Resources Co.(a)                                                   236,828
     14,621      Memorial Resource Development Corp.(a)                                     232,181
     42,757      Nabors Industries Ltd.                                                     429,708
      8,538      Northern Oil and Gas, Inc.(a)                                               39,446
     26,353      Oasis Petroleum, Inc.(a)                                                   246,137
      3,564      Pacific Ethanol, Inc.(a)                                                    19,424
      3,171      Panhandle Oil and Gas, Inc.                                                 52,861
     21,715      Parsley Energy, Inc., Class A(a)                                           587,608
     14,864      PBF Energy, Inc., Class A                                                  353,466
      6,819      PDC Energy, Inc.(a)                                                        392,843
      2,933      PetroQuest Energy, Inc.(a)                                                   9,767
     10,165      Pioneer Energy Services Corp.(a)                                            46,759
     28,652      QEP Resources, Inc.                                                        505,135
      5,282      Resolute Energy Corp.(a)                                                    15,688
      7,757      Rex Energy Corp.(a)                                                          5,124
      4,792      Ring Energy, Inc.(a)                                                        42,265
     11,114      RSP Permian, Inc.(a)                                                       387,767
      8,884      Sanchez Energy Corp.(a)                                                     62,721
      6,506      SemGroup Corp., Class A                                                    211,835
     10,043      SM Energy Co.                                                              271,161
        854      Stone Energy Corp.(a)                                                       10,299
      2,214      Syntroleum Corp.(a)                                                              -
     24,424      Targa Resources Corp.                                                    1,029,227
      5,009      Torchlight Energy Resources, Inc.(a)                                         2,755
      2,960      Trecora Resources(a)                                                        30,873
     11,728      Triangle Petroleum Corp.(a)                                                  3,367
     10,701      VAALCO Energy, Inc.(a)                                                      11,343
      5,629      W&T Offshore, Inc.(a)(b)                                                    13,059
     10,390      Western Refining, Inc.                                                     214,346
     30,214      Whiting Petroleum Corp.(a)                                                 279,782
     42,043      WPX Energy, Inc.(a)                                                        391,420
     14,230      Zion Oil & Gas, Inc.(a)                                                     19,780
                                                                                       ------------
                                                                                         12,721,336
                                                                                       ------------
OIL EQUIPMENT, SERVICES & DISTRIBUTION - 1.3%
     10,345      Archrock, Inc.                                                              97,450
      8,556      Atwood Oceanics, Inc.                                                      107,121
      7,015      Basic Energy Services, Inc.(a)                                              11,785
      5,197      Bristow Group, Inc.                                                         59,298
      2,969      CARBO Ceramics, Inc.                                                        38,894
      4,432      Chart Industries, Inc.(a)                                                  106,944
      6,288      Core Laboratories NV                                                       779,020
     17,287      Dakota Plains Holdings, Inc.(a)                                              1,902
      5,798      Dril-Quip, Inc.(a)                                                         338,777
     44,868      Ensco PLC, Class A                                                         435,668
      5,172      Exterran Corp.(a)                                                           66,460
      8,081      Flotek Industries, Inc.(a)                                                 106,669
     10,079      Forum Energy Technologies, Inc.(a)                                         174,468
      5,565      Frank's International NV                                                    81,305
      2,032      Geospace Technologies Corp.(a)                                              33,264
      7,230      Glori Energy, Inc.(a)                                                        1,627
      2,513      Gulf Island Fabrication, Inc.                                               17,440
      4,514      Gulfmark Offshore, Inc., Class A(a)                                         14,129
     14,959      Helix Energy Solutions Group, Inc.(a)                                      101,123
      5,026      Hornbeck Offshore Services, Inc.(a)                                         41,917
      1,418      ION Geophysical Corp.(a)                                                     8,834
     21,036      Key Energy Services, Inc.(a)                                                 4,878
      4,118      Matrix Service Co.(a)                                                       67,906
     35,472      McDermott International, Inc.(a)                                           175,232
      4,047      Mitcham Industries, Inc.(a)                                                 15,176

================================================================================

52  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     15,474      MRC Global, Inc.(a)                                                   $    219,886
      2,730      Natural Gas Services Group, Inc.(a)                                         62,517
     13,319      Newpark Resources, Inc.(a)                                                  77,117
     35,223      Noble Corp. PLC                                                            290,238
     16,086      NOW, Inc.(a)                                                               291,800
     14,456      Oceaneering International, Inc.                                            431,656
     30,032      OGE Energy Corp.                                                           983,548
      7,588      Oil States International, Inc.(a)                                          249,493
      3,939      Par Pacific Holdings, Inc.(a)                                               60,424
     19,733      Parker Drilling Co.(a)                                                      45,189
     21,569      Patterson-UTI Energy, Inc.                                                 459,851
      1,452      PHI, Inc.(a)                                                                25,962
     18,179      Rowan Cos. PLC, Class A                                                    321,041
      9,161      RPC, Inc.                                                                  142,270
      2,530      SEACOR Holdings, Inc.(a)                                                   146,614
     22,046      Superior Energy Services, Inc.                                             405,867
      6,257      Tesco Corp.                                                                 41,859
     12,273      TETRA Technologies, Inc.(a)                                                 78,179
      6,879      Tidewater, Inc.                                                             30,336
      7,562      Unit Corp.(a)                                                              117,665
    132,004      Weatherford International PLC(a)                                           732,622
      9,067      Willbros Group, Inc.(a)                                                     22,940
                                                                                       ------------
                                                                                          8,124,361
                                                                                       ------------
PERSONAL GOODS - 1.2%
     62,759      Avon Products, Inc.                                                        237,229
      7,612      Carter's, Inc.                                                             810,450
      1,956      Cherokee, Inc.(a)                                                           21,731
      4,523      Columbia Sportswear Co.                                                    260,253
     10,484      Coty, Inc., Class A(b)                                                     272,479
     11,409      Crocs, Inc.(a)                                                             128,693
      1,628      Culp, Inc.                                                                  44,982
      4,841      Deckers Outdoor Corp.(a)                                                   278,454
      4,198      Elizabeth Arden, Inc.(a)                                                    57,764
      6,075      Fossil Group, Inc.(a)                                                      173,320
      5,912      G-III Apparel Group Ltd.(a)                                                270,297
      4,169      Helen of Troy Ltd.(a)                                                      428,740
      7,394      Iconix Brand Group, Inc.(a)                                                 49,983
      2,513      Inter Parfums, Inc.                                                         71,796
     19,026      Kate Spade & Co.(a)                                                        392,126
      2,101      Lakeland Industries, Inc.(a)                                                18,216
     16,213      lululemon athletica, Inc.(a)                                             1,197,492
      2,476      Movado Group, Inc.                                                          53,680
      8,367      Nu Skin Enterprises, Inc., Class A                                         386,472
      1,530      Orchids Paper Products Co.                                                  54,422
      2,185      Oxford Industries, Inc.                                                    123,715
      2,072      Perry Ellis International, Inc.(a)                                          41,689
      1,899      Revlon, Inc., Class A(a)                                                    61,110
      1,306      Rocky Brands, Inc.                                                          14,915
      4,739      Sequential Brands Group, Inc.(a)                                            37,817
     19,809      Skechers U.S.A., Inc., Class A(a)                                          588,723
      8,495      Steven Madden Ltd.(a)                                                      290,359
      8,676      Tumi Holdings, Inc.(a)                                                     231,996
      2,485      Unifi, Inc.(a)                                                              67,667
      3,075      Vera Bradley, Inc.(a)                                                       43,573
      2,985      Vince Holding Corp.(a)                                                      16,358
      1,357      Weyco Group, Inc.                                                           37,697
     15,101      Wolverine World Wide, Inc.                                                 306,852
                                                                                       ------------
                                                                                          7,071,050
                                                                                       ------------
PHARMACEUTICALS & BIOTECHNOLOGY - 5.0%
     13,397      ACADIA Pharmaceuticals, Inc.(a)                                            434,867
      3,723      Accelerate Diagnostics, Inc.(a)                                             53,574
      5,084      Acceleron Pharma, Inc.(a)                                                  172,754
      6,998      AcelRx Pharmaceuticals, Inc.(a)                                             18,825
     17,165      Achillion Pharmaceuticals, Inc.(a)                                         133,887

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  53

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
        273      Aclaris Therapeutics, Inc.(a)                                         $      5,042
      6,291      Acorda Therapeutics, Inc.(a)                                               160,452
      3,204      Acura Pharmaceuticals, Inc.(a)                                               5,927
      2,439      Adamas Pharmaceuticals, Inc.(a)                                             36,926
      4,970      Adamis Pharmaceuticals Corp.(a)                                             13,916
        520      Aduro Biotech, Inc.(a)                                                       5,881
      4,185      Advaxis, Inc.(a)(b)                                                         33,857
      2,724      Adverum Biotechnologies, Inc.(a)                                             8,608
      4,608      Aegerion Pharmaceuticals, Inc.(a)                                            6,866
      4,225      Aerie Pharmaceuticals, Inc.(a)                                              74,360
     11,520      Agenus, Inc.(a)                                                             46,656
      3,858      Agios Pharmaceuticals, Inc.(a)                                             161,631
        856      Aimmune Therapeutics, Inc.(a)                                                9,262
      5,628      Akebia Therapeutics, Inc.(a)                                                42,097
     12,104      Akorn, Inc.(a)                                                             344,782
      4,097      Albany Molecular Research, Inc.(a)                                          55,064
      6,378      Alder Biopharmaceuticals, Inc.(a)                                          159,259
      2,978      Aldeyra Therapeutics, Inc.(a)(b)                                            16,945
      7,469      Alimera Sciences, Inc.(a)                                                    9,187
     22,579      Alkermes PLC(a)                                                            975,864
     11,123      Alnylam Pharmaceuticals, Inc.(a)                                           617,215
      5,495      AMAG Pharmaceuticals, Inc.(a)                                              131,440
     17,896      Amicus Therapeutics, Inc.(a)                                                97,712
      5,565      Amphastar Pharmaceuticals, Inc.(a)                                          89,708
      8,902      Ampio Pharmaceuticals, Inc.(a)(b)                                           11,484
      3,648      Anavex Life Sciences Corp.(a)(b)                                            22,289
      1,215      ANI Pharmaceuticals, Inc.(a)                                                67,821
      5,522      Anthera Pharmaceuticals, Inc.(a)                                            17,063
      2,151      Applied Genetic Technologies Corp.(a)                                       30,394
     12,376      Apricus Biosciences, Inc.(a)                                                 4,944
        895      Aquinox Pharmaceuticals, Inc.(a)                                             5,925
      4,787      Aratana Therapeutics, Inc.(a)                                               30,254
     36,143      Arena Pharmaceuticals, Inc.(a)                                              61,805
     28,457      Ariad Pharmaceuticals, Inc.(a)                                             210,297
     14,883      ArQule, Inc.(a)                                                             28,278
     20,224      Array BioPharma, Inc.(a)                                                    71,997
      9,457      Arrowhead Pharmaceuticals, Inc.(a)(b)                                       50,311
      2,704      Assembly Biosciences, Inc.(a)                                               15,007
      2,508      Atara Biotherapeutics, Inc.(a)                                              56,455
     16,987      Athersys, Inc.(a)(b)                                                        36,862
     13,305      AVEO Pharmaceuticals, Inc.(a)                                               12,787
      9,180      Aviragen Therapeutics, Inc.(a)                                              12,852
     16,724      Bio-Path Holdings, Inc.(a)                                                  33,281
      5,650      Bio-Techne Corp.                                                           637,150
     10,728      BioCryst Pharmaceuticals, Inc.(a)                                           30,468
      8,009      BioDelivery Sciences International, Inc.(a)(b)                              18,901
     24,231      BioMarin Pharmaceutical, Inc.(a)                                         1,885,172
        943      Biospecifics Technologies Corp.(a)                                          37,663
      9,573      Biotime, Inc.(a)(b)                                                         24,986
      5,386      Bluebird Bio, Inc.(a)                                                      233,160

================================================================================

54  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      2,540      Calithera Biosciences, Inc.(a)                                        $      9,423
      1,665      Capricor Therapeutics, Inc.(a)                                               6,577
      1,704      Cara Therapeutics, Inc.(a)                                                   8,196
      3,615      Carbylan Therapeutics, Inc.(a)                                               2,395
     15,224      Cascadian Therapeutics, Inc.(a)                                             14,358
      7,740      CASI Pharmaceuticals, Inc.(a)                                                9,056
     14,925      Catalent, Inc.(a)                                                          343,126
     12,442      Catalyst Pharmaceutical, Inc.(a)                                             8,834
     21,543      CEL-SCI Corp.(a)                                                             9,910
      4,755      Celator Pharmaceuticals, Inc.(a)                                           143,506
     14,541      Celldex Therapeutics, Inc.(a)                                               63,835
      1,597      Cellular Biomedicine Group, Inc.(a)(b)                                      19,148
      6,547      Cempra, Inc.(a)                                                            107,960
     15,994      Cerus Corp.(a)                                                              99,803
      7,089      Charles River Laboratories International, Inc.(a)                          584,417
        321      Chiasma, Inc.(a)(b)                                                            928
      6,230      Chimerix, Inc.(a)                                                           24,484
      2,800      Cleveland BioLabs, Inc.(a)                                                   7,896
      4,926      Clovis Oncology, Inc.(a)                                                    67,585
      1,824      Coherus Biosciences, Inc.(a)                                                30,807
      1,959      Collegium Pharmaceutical, Inc.(a)                                           23,214
      2,663      Concert Pharmaceuticals, Inc.(a)                                            29,905
      5,453      ContraVir Pharmaceuticals, Inc.(a)(b)                                        5,671
      6,152      Corbus Pharmaceuticals Holdings, Inc.(a)                                    18,394
     12,029      Corcept Therapeutics, Inc.(a)                                               65,678
      7,588      CorMedix, Inc.(a)(b)                                                        15,100
     26,414      CTI BioPharma Corp.(a)                                                       8,981
      4,500      Cumberland Pharmaceuticals, Inc.(a)                                         20,250
     19,155      Curis, Inc.(a)                                                              29,882
      6,535      Cytokinetics, Inc.(a)                                                       62,017
        374      CytomX Therapeutics, Inc.(a)                                                 3,820
      2,594      Cytori Therapeutics, Inc.(a)                                                 5,421
      9,758      CytRx Corp.(a)(b)                                                           21,760
      9,157      Depomed, Inc.(a)                                                           179,660
      2,843      Dermira, Inc.(a)                                                            83,158
      2,670      Dicerna Pharmaceuticals, Inc.(a)                                             8,010
     19,556      Durect Corp.(a)                                                             23,858
     21,860      Dyax Corp.                                                                  24,265
      6,009      Dynavax Technologies Corp.(a)                                               87,611
      1,453      Eagle Pharmaceuticals, Inc.(a)                                              56,362
        477      Edge Therapeutics, Inc.(a)                                                   4,822
        911      Editas Medicine, Inc.(a)(b)                                                 22,228
        613      Egalet Corp.(a)(b)                                                           3,040
        304      Eiger Biopharmaceuticals, Inc.(a)                                            6,025
      4,498      Emergent Biosolutions, Inc.(a)                                             126,484
      2,059      Enanta Pharmaceuticals, Inc.(a)                                             45,401
      7,477      Endocyte, Inc.(a)                                                           24,001
      8,028      Enzo Biochem, Inc.(a)                                                       47,927
      6,286      Epizyme, Inc.(a)                                                            64,369
      2,194      Esperion Therapeutics, Inc.(a)                                              21,677
     14,395      Exact Sciences Corp.(a)                                                    176,339
     30,516      Exelixis, Inc.(a)                                                          238,330
      4,030      Fate Therapeutics, Inc.(a)                                                   6,851
      4,586      Fibrocell Science, Inc.(a)                                                   5,274
      7,203      FibroGen, Inc.(a)                                                          118,201
      3,699      Five Prime Therapeutics, Inc.(a)                                           152,954
        493      Flex Pharma, Inc.(a)                                                         5,034
      1,752      Flexion Therapeutics, Inc.(a)                                               26,219
      6,807      Fortress Biotech, Inc.(a)                                                   18,311
      2,028      Foundation Medicine, Inc.(a)                                                37,842
     27,712      Galena Biopharma, Inc.(a)(b)                                                12,917

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  55

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      3,917      Genocea Biosciences, Inc.(a)                                          $     16,060
      2,857      Genomic Health, Inc.(a)                                                     73,982
      8,267      GenVec, Inc.(a)                                                              4,735
     25,126      Geron Corp.(a)                                                              67,338
      1,338      Global Blood Therapeutics, Inc.(a)                                          22,197
     17,845      GTx, Inc.(a)                                                                 9,815
     16,253      Halozyme Therapeutics, Inc.(a)                                             140,263
      6,840      Harvard Bioscience, Inc.(a)                                                 19,562
      2,991      Heat Biologics, Inc.(a)                                                      2,124
     68,726      Hemispherx Biopharma, Inc.(a)                                                7,917
      4,649      Heron Therapeutics, Inc.(a)                                                 83,914
      1,354      Histogenics Corp.(a)(b)                                                      2,315
     21,184      Horizon Pharma PLC(a)                                                      348,900
     21,015      iBio, Inc.(a)                                                               15,131
     15,546      Idera Pharmaceuticals, Inc.(a)(b)                                           23,785
      3,804      Ignyta, Inc.(a)                                                             20,618
      1,494      Immune Design Corp.(a)                                                      12,191
     12,865      ImmunoGen, Inc.(a)                                                          39,624
     17,696      Immunomedics, Inc.(a)(b)                                                    41,055
      9,869      Impax Laboratories, Inc.(a)                                                284,425
      6,070      INC Research Holdings, Inc., Class A(a)                                    231,449
     25,424      Incyte Corp.(a)                                                          2,033,412
      7,013      Infinity Pharmaceuticals, Inc.(a)                                            9,327
     12,381      Innoviva, Inc.                                                             130,372
      1,292      Inotek Pharmaceuticals Corp.(a)                                              9,612
     10,866      Inovio Pharmaceuticals, Inc.(a)                                            100,402
      9,141      Insmed, Inc.(a)                                                             90,130
      3,557      Insys Therapeutics, Inc.(a)(b)                                              46,028
      2,543      Intercept Pharmaceuticals, Inc.(a)                                         362,835
      7,312      Intrexon Corp.(a)(b)                                                       179,948
      1,860      Invitae Corp.,(a)(b)                                                        13,745
      5,769      InVivo Therapeutics Holdings Corp.(a)                                       33,345
     18,154      Ionis Pharmaceuticals, Inc.(a)                                             422,807
     19,090      Ironwood Pharmaceuticals, Inc.(a)                                          249,602
     15,938      IsoRay, Inc.(a)                                                             13,866
      9,029      Jazz Pharmaceuticals PLC(a)                                              1,275,888
      2,517      Juniper Pharmaceuticals, Inc.(a)                                            17,644
      3,090      Karyopharm Therapeutics, Inc.(a)                                            20,734
        384      KemPharm, Inc.(a)                                                            1,528
     16,183      Keryx Biopharmaceuticals, Inc.(a)(b)                                       107,131
      6,397      Kite Pharma, Inc.(a)                                                       319,850
      2,049      La Jolla Pharmaceutical Co.(a)                                              32,784
      4,175      Lannett Co., Inc.(a)                                                        99,323
      6,848      Lexicon Pharmaceuticals, Inc.(a)                                            98,269
      2,712      Ligand Pharmaceuticals, Inc., Class B(a)                                   323,460
      7,492      Lion Biotechnologies, Inc.(a)                                               60,685
      1,133      Loxo Oncology, Inc.(a)                                                      26,263
      5,868      Luminex Corp.(a)                                                           118,710
      4,547      MacroGenics, Inc.(a)                                                       122,724
     39,844      MannKind Corp.(a)(b)                                                        46,219
     15,428      Mast Therapeutics, Inc.(a)(b)                                                7,251
      4,609      Medgenics, Inc.(a)                                                          25,580
     10,582      Medicines Co.(a)                                                           355,873
      4,864      MediciNova, Inc.(a)(b)                                                      36,723
     24,662      Medivation, Inc.(a)                                                      1,487,119
      8,459      MEI Pharma, Inc.(a)                                                         11,504
     15,780      Merrimack Pharmaceuticals, Inc.(a)                                          85,054
     15,260      MiMedx Group, Inc.(a)                                                      121,775
      1,890      Minerva Neurosciences, Inc.(a)                                              19,297
      1,760      Mirati Therapeutics, Inc.(a)                                                 9,610
      9,395      Momenta Pharmaceuticals, Inc.(a)                                           101,466

================================================================================

56  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     10,099      Myriad Genetics, Inc.(a)                                              $    309,029
      2,146      NanoString Technologies, Inc.(a)                                            27,040
        344      NantKwest, Inc.(a)                                                           2,140
     20,082      Nektar Therapeutics(a)                                                     285,767
      1,616      Neothetics, Inc.(a)(b)                                                       1,584
     17,361      Neuralstem, Inc.(a)(b)                                                       5,052
     11,665      Neurocrine Biosciences, Inc.(a)                                            530,174
      3,137      NewLink Genetics Corp.(a)                                                   35,323
      7,566      Northwest Biotherapeutics, Inc.(a)                                           4,398
     39,656      Novavax, Inc.(a)                                                           288,299
      5,409      Omeros Corp.(a)(b)                                                          56,903
        478      Oncocyte Corp.(a)                                                            1,702
      2,147      OncoMed Pharmaceuticals, Inc.(a)                                            26,430
      4,138      Ophthotech Corp.(a)                                                        211,162
     47,499      OPKO Health, Inc.(a)(b)                                                    443,641
     18,080      Orexigen Therapeutics, Inc.(a)(b)                                            7,774
     12,913      Organovo Holdings, Inc.(a)                                                  48,036
      2,766      Osiris Therapeutics, Inc.(a)                                                14,079
      2,684      Otonomy, Inc.(a)                                                            42,622
      3,839      OvaScience, Inc.(a)                                                         20,001
      9,227      Pacific Biosciences of California, Inc.(a)                                  64,912
      5,481      Pacira Pharmaceuticals, Inc.(a)                                            184,874
      8,736      Pain Therapeutics, Inc.(a)                                                  19,132
     23,498      Palatin Technologies, Inc.(a)                                               10,372
        841      Paratek Pharmaceuticals, Inc.(a)                                            11,698
     23,556      PDL BioPharma, Inc.                                                         73,966
     35,720      Peregrine Pharmaceuticals, Inc.(a)                                          13,006
      7,631      Pernix Therapeutics Holdings(a)(b)                                           3,419
      2,551      Pfenex, Inc.(a)                                                             21,352
     14,512      PharmAthene, Inc.(a)                                                        35,409
      8,510      Portola Pharmaceuticals, Inc.(a)                                           200,836
      4,511      PRA Health Sciences, Inc.(a)                                               188,379
      7,922      Prestige Brands Holdings, Inc.(a)                                          438,879
     10,933      Progenics Pharmaceuticals, Inc.(a)                                          46,137
      1,374      Proteon Therapeutics, Inc.(a)                                               11,033
      4,746      Prothena Corp. PLC(a)                                                      165,920
     14,312      Provectus Biopharmaceuticals, Inc.(a)                                        5,295
      6,822      pSivida Corp.(a)                                                            19,306
      4,711      PTC Therapeutics, Inc.(a)                                                   33,071
      3,236      Puma Biotechnology, Inc.(a)                                                 96,400
     13,920      Quintiles Transnational Holdings, Inc.(a)                                  909,254
      5,022      Radius Health, Inc.(a)                                                     184,558
     13,164      Raptor Pharmaceutical Corp.(a)                                              70,691
      1,103      Recro Pharma, Inc.(a)(b)                                                     8,769
        450      REGENXBIO, Inc.(a)                                                           3,600
      4,368      Regulus Therapeutics, Inc.(a)                                               12,624
      4,515      Relypsa, Inc.(a)(b)                                                         83,528
        782      Rennova Health, Inc.(a)                                                        493
      5,025      Repligen Corp.(a)                                                          137,484
      4,528      Repros Therapeutics, Inc.(a)                                                 7,290
      4,674      Retrophin, Inc.(a)                                                          83,244
      2,714      Revance Therapeutics, Inc.(a)                                               36,910
     44,878      Rexahn Pharmaceuticals, Inc.(a)                                             11,273
     16,778      Rigel Pharmaceuticals, Inc.(a)                                              37,415
      2,623      Sage Therapeutics, Inc.(a)                                                  79,031
      3,816      Sagent Pharmaceuticals, Inc.(a)                                             57,164
     10,912      Sangamo Biosciences, Inc.(a)                                                63,180
      5,742      Sarepta Therapeutics, Inc.(a)(b)                                           109,500
      8,444      Sciclone Pharmaceuticals, Inc.(a)                                          110,279

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  57

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     16,241      Seattle Genetics, Inc.(a)                                             $    656,299
     22,329      Sequenom, Inc.(a)(b)                                                        20,402
        684      Seres Therapeutics, Inc.(a)                                                 19,870
      3,786      Sorrento Therapeutics, Inc.(a)                                              21,202
      9,945      Spectrum Pharmaceuticals, Inc.(a)                                           65,339
      2,213      StemCells, Inc.(a)(b)                                                          891
      3,075      Stemline Therapeutics, Inc.(a)                                              20,818
      3,182      Sucampo Pharmaceuticals, Inc., Class A(a)                                   34,907
     14,059      Sunesis Pharmaceuticals, Inc.(a)                                             7,700
      5,391      Supernus Pharmaceuticals, Inc.(a)                                          109,815
     26,838      Synergy Pharmaceuticals, Inc.(a)                                           101,984
     19,557      Synta Pharmaceuticals Corp.(a)                                               5,089
     13,497      Synthetic Biologics, Inc.(a)(b)                                             24,295
      6,994      Teligent, Inc.(a)                                                           49,937
      1,873      Tenax Therapeutics, Inc.(a)                                                  4,795
      6,125      Tetraphase Pharmaceuticals, Inc.(a)                                         26,338
      6,103      TG Therapeutics, Inc.(a)                                                    36,984
     21,220      TherapeuticsMD, Inc.(a)                                                    180,370
      3,971      Theravance Biopharma, Inc.(a)(b)                                            90,102
     10,962      Threshold Pharmaceuticals, Inc.(a)                                           6,965
      1,364      Titan Pharmaceuticals, Inc.(a)(b)                                            7,461
      1,487      Tokai Pharmaceuticals, Inc.(a)(b)                                            8,193
      1,554      Tonix Pharmaceuticals Holding Corp.(a)                                       3,092
      1,428      Tracon Pharmaceuticals, Inc.(a)                                              6,255
      5,222      Trevena, Inc.(a)                                                            32,899
      5,524      Trovagene, Inc.(a)(b)                                                       25,024
      3,113      Trubion Pharmaceuticals, Inc.                                                    -
      5,133      Ultragenyx Pharmaceutical, Inc.(a)                                         251,055
      6,632      United Therapeutics Corp.(a)                                               702,461
      6,494      Vanda Pharmaceuticals, Inc.(a)                                              72,668
      5,333      Verastem, Inc.(a)                                                            6,933
      3,367      Versartis, Inc.(a)                                                          37,239
      2,976      Vical, Inc.(a)                                                              13,481
      2,075      Vitae Pharmaceuticals, Inc.(a)                                              22,389
      3,761      Vital Therapies, Inc.(a)(b)                                                 23,318
     17,507      Vivus, Inc.(a)                                                              19,608
        286      Voyager Therapeutics, Inc.(a)                                                3,143
        438      WaVe Life Sciences Pte Ltd.(a)                                               9,062
      2,806      Windtree Therapeutics, Inc.(a)                                               5,416
      5,212      Xencor, Inc.(a)                                                             98,976
      9,305      XenoPort, Inc.(a)                                                           65,507
     21,795      XOMA Corp.(a)                                                               12,016
     18,936      ZIOPHARM Oncology, Inc.(a)(b)                                              103,959
      2,100      Zogenix, Inc.(a)                                                            16,905
                                                                                       ------------
                                                                                         30,206,973
                                                                                       ------------
REAL ESTATE INVESTMENT & SERVICES - 1.7%
      5,690      AG Mortgage Investment Trust, Inc.                                          82,164
      6,845      Alexander & Baldwin, Inc.                                                  247,378
      1,818      Altisource Portfolio Solutions SA(a)                                        50,613
      1,631      American Realty Investors, Inc.(a)                                          11,058
      2,544      AV Homes, Inc.(a)                                                           31,088
        993      BBX Capital Corp., Class A(a)                                               15,262
      2,887      Black Knight Financial Services, Inc., Class A(a)                          108,551
      8,513      CareTrust REIT, Inc.                                                       117,309
     28,664      Chimera Investment Corp.                                                   450,025
     18,995      Columbia Property Trust, Inc.                                              406,493

================================================================================

58  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     18,455      Communications Sales & Leasing, Inc.                                  $    533,349
      1,260      Consolidated-Tomoka Land Co.                                                59,812
      8,841      Dynex Capital, Inc.                                                         61,357
     33,228      Forest City Realty Trust, Inc., Class A                                    741,317
      5,654      Forestar Group, Inc.(a)                                                     67,226
     28,470      Gaming and Leisure Properties, Inc.                                        981,646
      5,400      Hannon Armstrong Sustainable Infrastructure Capital, Inc.                  116,640
      5,216      HFF, Inc., Class A                                                         150,638
      5,306      Howard Hughes Corp.(a)                                                     606,582
      3,898      InfraREIT, Inc.                                                             68,371
      6,780      Jones Lang LaSalle, Inc.                                                   660,711
     14,339      Kennedy-Wilson Holdings, Inc.                                              271,867
      2,234      Marcus & Millichap, Inc.(a)                                                 56,766
      5,106      Maui Land & Pineapple Co., Inc.(a)                                          36,865
     26,236      Monogram Residential Trust, Inc.                                           267,870
      5,990      Nationstar Mortgage Holdings, Inc.(a)                                       67,447
     25,617      Paramount Group, Inc.                                                      408,335
      6,955      QTS Realty Trust, Inc., Class A                                            389,341
      2,929      RE/MAX Holdings, Inc., Class A                                             117,921
     22,355      Realogy Holdings Corp.(a)                                                  648,742
      1,837      Reis, Inc.                                                                  45,741
      9,563      Rexford Industrial Realty, Inc.                                            201,684
      9,326      Select Income REIT                                                         242,383
     10,898      St. Joe Co.(a)                                                             193,113
     22,639      STORE Capital Corp.                                                        666,719
      2,659      Tejon Ranch Co.(a)                                                          62,859
      3,760      Whitestone REIT                                                             56,701
     16,431      Xenia Hotels & Resorts, Inc.                                               275,712
      6,601      Zillow Group, Inc., Class A(a)(b)                                          241,927
     15,637      Zillow Group, Inc., Class C(a)(b)                                          567,310
                                                                                       ------------
                                                                                         10,386,893
                                                                                       ------------
REAL ESTATE INVESTMENT TRUSTS (REITs) - 9.4%
     10,118      Acadia Realty Trust                                                        359,391
      3,375      Agree Realty Corp.                                                         162,810
        587      Alexander's, Inc.                                                          240,218
     10,779      Alexandria Real Estate Equities, Inc.                                    1,115,842
      9,073      Altisource Residential Corp.                                                83,381
      5,923      American Assets Trust, Inc.                                                251,372
     19,566      American Campus Communities, Inc.                                        1,034,454
     49,652      American Capital Agency Corp.                                              984,103
      8,007      American Capital Mortgage Investment Corp.                                 126,431
     26,397      American Homes 4 Rent, Class A                                             540,611
    138,535      Annaly Capital Management, Inc.                                          1,533,582
     16,369      Anworth Mortgage Asset Corp.                                                76,934
     10,045      Apollo Commercial Real Estate Finance, Inc.                                161,423
      6,308      Apollo Residential Mortgage, Inc.                                           84,527
     24,383      Apple Hospitality REIT, Inc.                                               458,644
      9,585      Arbor Realty Trust, Inc.                                                    68,916
      3,980      Ares Commercial Real Estate Corp.                                           48,914
      1,883      Arlington Asset Investment Corp.                                            24,498
      4,463      Armada Hoffler Properties, Inc.                                             61,322
      5,832      ARMOUR Residential REIT, Inc.                                              116,640
      4,229      Ashford Hospitality Prime, Inc.                                             59,798

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  59

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     13,385      Ashford Hospitality Trust, Inc.                                       $     71,877
     13,669      Blackstone Mortgage Trust, Inc., Class A                                   378,221
      3,607      Bluerock Residential Growth REIT, Inc.                                      46,891
     26,057      Brandywine Realty Trust                                                    437,758
     30,860      Brixmor Property Group, Inc.                                               816,556
      3,601      BRT Realty Trust(a)                                                         25,747
     12,927      Camden Property Trust                                                    1,143,005
     13,401      Capstead Mortgage Corp.                                                    129,990
     13,061      Care Capital Properties, Inc.                                              342,329
      4,936      Catchmark Timber Trust, Inc.                                                60,318
     21,754      CBL & Associates Properties, Inc.                                          202,530
     12,109      Cedar Realty Trust, Inc.                                                    89,970
      6,442      Chatham Lodging Trust                                                      141,595
      8,980      Chesapeake Lodging Trust                                                   208,785
      2,730      CIM Commercial Trust Corp.                                                  44,335
     16,809      Colony Capital, Inc., Class A                                              258,018
      6,388      Colony Starwood Homes                                                      194,323
        985      Condor Hospitality Trust, Inc.(a)                                            1,517
      1,780      CorEnergy Infrastructure Trust, Inc.                                        51,353
      4,664      Coresite Realty Corp.                                                      413,650
     13,663      Corporate Office Properties Trust                                          404,015
     30,507      Cousins Properties, Inc.                                                   317,273
     25,770      CubeSmart                                                                  795,778
     10,460      CyrusOne, Inc.                                                             582,204
     22,334      CYS Investments, Inc.                                                      186,936
     13,433      DCT Industrial Trust, Inc.                                                 645,321
     45,849      DDR Corp.                                                                  831,701
     28,628      DiamondRock Hospitality Co.                                                258,511
     21,078      Douglas Emmett, Inc.                                                       748,691
     51,778      Duke Realty Corp.                                                        1,380,401
     11,019      DuPont Fabros Technology, Inc.                                             523,843
      3,072      Easterly Government Properties, Inc.                                        60,611
      4,658      EastGroup Properties, Inc.                                                 321,029
      9,417      Education Realty Trust, Inc.                                               434,500
     18,394      Empire State Realty Trust, Inc., Class A                                   349,302
      9,040      EPR Properties                                                             729,347
     18,933      Equity Commonwealth(a)                                                     551,518
     11,946      Equity Lifestyle Properties, Inc.                                          956,277
     13,460      Equity One, Inc.                                                           433,143
     19,873      FelCor Lodging Trust, Inc.                                                 123,809
     16,146      First Industrial Realty Trust, Inc.                                        449,182
      9,864      First Potomac Realty Trust                                                  90,749
     13,397      Franklin Street Properties Corp.                                           164,381
     10,865      Geo Group, Inc.                                                            371,366
      4,972      Getty Realty Corp.                                                         106,649
      3,875      Gladstone Commercial Corp.                                                  65,449
     24,902      Global Net Lease, Inc.                                                     197,971
      8,160      Government Properties Income Trust                                         188,170
     64,138      Gramercy Property Trust                                                    591,352
     12,951      Hatteras Financial Corp.                                                   212,396
     15,200      Healthcare Realty Trust, Inc.                                              531,848
     20,339      Healthcare Trust of America, Inc., Class A                                 657,763
      7,268      Hersha Hospitality Trust                                                   124,646
     14,290      Highwoods Properties, Inc.                                                 754,512
     22,162      Hospitality Properties Trust                                               638,266
     13,128      Hudson Pacific Properties, Inc.                                            383,075

================================================================================

60  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      7,288      Independence Realty Trust, Inc.                                       $     59,616
     17,973      Invesco Mortgage Capital, Inc.                                             246,050
     19,805      Investors Real Estate Trust                                                128,138
     13,163      iStar, Inc.(a)                                                             126,233
     13,909      Kilroy Realty Corp.                                                        922,028
     12,411      Kite Realty Group Trust                                                    347,880
     17,528      LaSalle Hotel Properties                                                   413,310
     31,494      Lexington Realty Trust                                                     318,404
     21,777      Liberty Property Trust                                                     864,982
      5,446      LTC Properties, Inc.                                                       281,722
     13,694      Mack-Cali Realty Corp.                                                     369,738
     34,243      Medical Properties Trust, Inc.                                             520,836
     57,166      MFA Financial, Inc.                                                        415,597
     11,286      Mid-America Apartment Communities, Inc.                                  1,200,830
     10,718      Monmouth Real Estate Investment Corp., Class A                             142,121
      5,116      National Health Investors, Inc.                                            384,160
     21,480      National Retail Properties, Inc.                                         1,110,946
      4,267      National Storage Affiliates Trust                                           88,839
     34,896      New Residential Investment Corp.                                           482,961
     13,583      New Senior Investment Group, Inc.                                          145,066
     18,994      New York Mortgage Trust, Inc.                                              115,863
     25,678      New York REIT, Inc.                                                        237,522
     11,272      Newcastle Investment Corp.                                                  51,738
      3,178      NexPoint Residential Trust, Inc.                                            57,840
     10,974      NorthStar Realty Europe Corp.                                              101,510
     27,321      NorthStar Realty Finance Corp.                                             312,279
     24,620      Omega Healthcare Investors, Inc.                                           835,849
      2,409      One Liberty Properties, Inc.                                                57,455
     12,106      Parkway Properties, Inc.                                                   202,533
     10,510      Pebblebrook Hotel Trust                                                    275,887
     10,348      Pennsylvania Real Estate Investment Trust                                  221,965
     10,450      PennyMac Mortgage Investment Trust(c)                                      169,604
     20,078      Physicians Realty Trust                                                    421,839
     21,034      Piedmont Office Realty Trust, Inc., Class A                                453,072
      8,146      Post Properties, Inc.                                                      497,313
      6,073      Potlatch Corp.                                                             207,089
      4,287      Preferred Apartment Communities, Inc.                                       63,105
      2,790      PS Business Parks, Inc.                                                    295,963
     12,466      RAIT Financial Trust                                                        39,019
     12,330      Ramco-Gershenson Properties Trust                                          241,791
     18,797      Rayonier, Inc.                                                             493,233
     12,292      Redwood Trust, Inc.                                                        169,753
     14,569      Regency Centers Corp.                                                    1,219,862
      5,570      Resource Capital Corp.                                                      71,630
     14,615      Retail Opportunity Investments Corp.                                       316,707
     35,413      Retail Properties of America, Inc., Class A                                598,480
     18,720      RLJ Lodging Trust                                                          401,544
      1,008      RMR Group, Inc., Class A                                                    31,218
      6,090      Rouse Properties, Inc.                                                     111,143
      9,890      Sabra Health Care REIT, Inc.                                               204,080
      2,059      Saul Centers, Inc.                                                         127,061
     35,010      Senior Housing Properties Trust                                            729,258
      2,183      Seritage Growth Properties                                                 108,801
      6,204      Silver Bay Realty Trust Corp.                                              105,654
      6,889      Sovran Self Storage, Inc.                                                  722,794
     71,654      Spirit Realty Capital, Inc.                                                915,022
     10,717      STAG Industrial, Inc.                                                      255,172
     36,066      Starwood Property Trust, Inc.                                              747,288

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  61

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     12,562      Summit Hotel Properties, Inc.                                         $    166,321
      9,621      Sun Communities, Inc.                                                      737,353
     31,374      Sunstone Hotel Investors, Inc.                                             378,684
     13,947      Tanger Factory Outlet Centers, Inc.                                        560,390
      9,078      Taubman Centers, Inc.                                                      673,588
      7,115      Terreno Realty Corp.                                                       184,065
      7,404      Tier REIT, Inc.                                                            113,503
     54,500      Two Harbors Investment Corp.                                               466,520
      4,588      UMH Properties, Inc.                                                        51,615
      6,320      United Development Funding IV(b)                                            20,224
      1,725      Universal Health Realty Income Trust                                        98,636
     14,359      Urban Edge Properties                                                      428,760
      3,630      Urstadt Biddle Properties, Inc., Class A                                    89,951
    137,005      VEREIT, Inc.                                                             1,389,231
      5,793      Walter Investment Management Corp.(a)(b)                                    15,989
      9,975      Washington Real Estate Investment Trust                                    313,813
     17,240      Weingarten Realty Investors                                                703,737
      7,954      Western Asset Mortgage Capital Corp.                                        74,688
     14,708      WP Carey, Inc.                                                           1,021,029
     27,493      WP Glimcher, Inc.                                                          307,647
                                                                                       ------------
                                                                                         57,367,701
                                                                                       ------------
SOFTWARE & COMPUTER SERVICES - 7.1%
      4,418      2U, Inc.(a)                                                                129,933
      6,913      A10 Networks, Inc.(a)                                                       44,727
     17,713      ACI Worldwide, Inc.(a)                                                     345,581
      6,343      Actua Corp.(a)                                                              57,277
     28,232      Allscripts Healthcare Solutions, Inc.(a)                                   358,546
      5,062      American Software, Inc., Class A                                            53,050
      7,272      Angie's List, Inc.(a)                                                       47,341
     13,241      ANSYS, Inc.(a)                                                           1,201,621
      5,223      Arista Networks, Inc.(a)                                                   336,257
     12,618      Aspen Technology, Inc.(a)                                                  507,748
      5,889      athenahealth, Inc.(a)                                                      812,741
      3,575      Barracuda Networks, Inc.(a)                                                 54,125
      1,942      Benefitfocus, Inc.(a)                                                       74,029
      6,883      Blackbaud, Inc.                                                            467,356
      6,758      Blucora, Inc.(a)                                                            70,013
      5,309      Boingo Wireless, Inc.(a)                                                    47,356
      6,070      Bottomline Technologies, Inc.(a)                                           130,687
      5,636      Box, Inc., Class A(a)(b)                                                    58,276
      5,883      Brightcove, Inc.(a)                                                         51,770
      4,650      BroadSoft, Inc.(a)                                                         190,789
      3,542      CACI International, Inc., Class A(a)                                       320,232
     44,902      Cadence Design Systems, Inc.(a)                                          1,091,119
      7,426      Calix, Inc.(a)                                                              51,314
      9,011      Callidus Software, Inc.(a)                                                 180,040
      9,141      Castlight Health, Inc.(a)                                                   36,198
     21,887      CDW Corp.                                                                  877,231
      3,748      ChannelAdvisor Corp.(a)                                                     54,308
     11,476      Ciber, Inc.(a)                                                              17,214
      6,326      Cogent Communications Group, Inc.                                          253,420
      6,399      CommVault Systems, Inc.(a)                                                 276,373
      1,686      Computer Programs & Systems, Inc.                                           67,305
     20,994      Computer Sciences Corp.                                                  1,042,352
      2,432      Computer Task Group, Inc.                                                   12,087
      7,517      Cornerstone OnDemand, Inc.(a)                                              286,097
      8,788      Covisint Corp.(a)                                                           19,158
      4,927      CSG Systems International, Inc.                                            198,607
      3,881      Cvent, Inc.(a)                                                             138,629
      3,557      Datalink Corp.(a)                                                           26,677
      5,110      Demandware, Inc.(a)                                                        382,739
      2,985      Determine, Inc.(a)                                                           4,537
      7,969      DeVry Education Group, Inc.                                                142,167

================================================================================

62  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      1,549      Digimarc Corp.(a)                                                     $     49,506
      4,633      DST Systems, Inc.                                                          539,420
      3,961      Ebix, Inc.                                                                 189,732
      1,227      eGain Corp.(a)                                                               3,460
      4,520      Ellie Mae, Inc.(a)                                                         414,258
      9,536      Endurance International Group Holdings, Inc.(a)                             85,729
      5,451      Envestnet, Inc.(a)                                                         181,573
      6,180      EPAM Systems, Inc.(a)                                                      397,436
      5,356      EPIQ Systems, Inc.                                                          78,198
      2,275      Evolving Systems, Inc.                                                      11,762
      4,603      Fair Isaac Corp.                                                           520,185
     12,659      FalconStor Software, Inc.(a)                                                13,292
     21,090      FireEye, Inc.(a)                                                           347,352
      3,880      Five9, Inc.(a)                                                              46,172
      1,630      Forrester Research, Inc.                                                    60,082
     21,569      Fortinet, Inc.(a)                                                          681,365
     12,310      Gartner, Inc.(a)                                                         1,199,117
      4,348      Gigamon, Inc.(a)                                                           162,572
      6,373      GoDaddy, Inc., Class A(a)                                                  198,774
      7,304      Gogo, Inc.(a)(b)                                                            61,281
      1,986      Great Elm Capital Group, Inc.(a)                                            13,088
      5,963      GSE Systems, Inc.(a)                                                        13,297
      4,351      Guidance Software, Inc.(a)                                                  26,933
     10,574      Guidewire Software, Inc.(a)                                                653,050
      4,211      Hackett Group, Inc.                                                         58,407
      2,556      Hortonworks, Inc.(a)                                                        27,324
      1,623      HubSpot, Inc.(a)                                                            70,471
     11,345      IAC/InterActiveCorp                                                        638,723
      5,072      Immersion Corp.(a)                                                          37,228
     21,740      IMS Health Holdings, Inc.(a)                                               551,326
      8,169      Infoblox, Inc.(a)                                                          153,250
      6,741      Innodata, Inc.(a)                                                           16,515
      2,898      Interactive Intelligence Group, Inc.(a)                                    118,789
      9,211      Internap Corp.(a)                                                           18,975
      6,886      IntraLinks Holdings, Inc.(a)                                                44,759
      6,782      j2 Global, Inc.                                                            428,419
      9,460      Jive Software, Inc.(a)                                                      35,570
      6,373      KEYW Holding Corp.(a)                                                       63,348
      9,689      Leidos Holdings, Inc.                                                      463,812
     11,498      Limelight Networks, Inc.(a)                                                 17,132
      8,346      LivePerson, Inc.(a)                                                         52,914
      3,829      LogMeIn, Inc.(a)                                                           242,873
      6,321      LookSmart Group, Inc.(a)                                                       855
     10,859      Manhattan Associates, Inc.(a)                                              696,388
      5,810      Marketo, Inc.(a)                                                           202,304
      1,020      Mastech Holdings, Inc.(a)                                                    6,783
      5,754      Match Group, Inc.(a)(b)                                                     86,742
      8,309      Medidata Solutions, Inc.(a)                                                389,443
      2,854      MeetMe, Inc.(a)                                                             15,212
     14,365      Mentor Graphics Corp.                                                      305,400
      1,413      MicroStrategy, Inc., Class A(a)                                            247,303
      8,172      MobileIron, Inc.(a)                                                         24,925
      4,111      Model N, Inc.(a)                                                            54,882
      6,127      Monotype Imaging Holdings, Inc.                                            150,908
     14,675      Netscout Systems, Inc.(a)                                                  326,519
      5,625      NetSuite, Inc.(a)                                                          409,500
      2,948      New Relic, Inc.(a)                                                          86,612
      9,058      NIC, Inc.                                                                  198,732
     33,356      Nuance Communications, Inc.(a)                                             521,354
     11,385      Palo Alto Networks, Inc.(a)                                              1,396,256
      5,627      Paycom Software, Inc.(a)                                                   243,143
      4,538      PC-Tel, Inc.                                                                21,374
      4,645      PDF Solutions, Inc.(a)                                                      64,984
      5,608      Pegasystems, Inc.                                                          151,136
      5,910      Perficient, Inc.(a)                                                        120,032
      6,675      Premier, Inc., Class A(a)                                                  218,272
      7,757      Progress Software Corp.(a)                                                 213,007
      6,101      Proofpoint, Inc.(a)                                                        384,912
      4,092      PROS Holdings, Inc.(a)                                                      71,324
     16,936      PTC, Inc.(a)                                                               636,455
      3,374      Q2 Holdings, Inc.(a)                                                        94,539
        906      QAD, Inc., Class A                                                          17,459
      1,021      QAD, Inc., Class B                                                          17,663
     13,774      QLIK Technologies, Inc.(a)                                                 407,435
      6,990      Quality Systems, Inc.                                                       83,251
      3,823      Qualys, Inc.(a)                                                            113,964
     16,926      Rackspace Hosting, Inc.(a)                                                 353,076
      7,873      RealPage, Inc.(a)                                                          175,804

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  63

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      2,809      Rightside Group Ltd.(a)                                               $     29,888
      2,435      RigNet, Inc.(a)                                                             32,605
      8,920      RingCentral, Inc., Class A(a)                                              175,902
      5,595      Rocket Fuel, Inc.(a)(b)                                                     12,421
      3,678      Rosetta Stone, Inc.(a)                                                      28,504
     12,141      Rovi Corp.(a)                                                              189,885
      6,113      Science Applications International Corp.                                   356,693
      4,688      SciQuest, Inc.(a)                                                           82,790
     22,483      ServiceNow, Inc.(a)                                                      1,492,871
      2,987      Shutterstock, Inc.(a)                                                      136,805
      5,785      Silver Spring Networks, Inc.(a)                                             70,288
     12,346      Smith Micro Software, Inc.(a)                                                7,305
        114      SoftBrands, Inc.(a)                                                              -
     19,416      Splunk, Inc.(a)                                                          1,051,959
      2,618      SPS Commerce, Inc.(a)                                                      158,651
      4,661      Square, Inc., Class A(a)                                                    42,182
     24,220      SS&C Technologies Holdings, Inc.                                           680,098
     17,347      Support.com, Inc.(a)                                                        14,589
      6,000      Synchronoss Technologies, Inc.(a)                                          191,160
     22,657      Synopsys, Inc.(a)                                                        1,225,291
      4,722      Syntel, Inc.(a)                                                            213,718
      7,967      Tableau Software, Inc., Class A(a)                                         389,746
      6,350      Tangoe, Inc.(a)                                                             49,022
      5,854      TeleNav, Inc.(a)                                                            29,855
     89,194      Twitter, Inc.(a)                                                         1,508,270
      4,853      Tyler Technologies, Inc.(a)                                                809,044
      4,299      Ultimate Software Group, Inc.(a)                                           904,037
      7,423      Unisys Corp.(a)                                                             54,039
      2,616      United Online, Inc.(a)                                                      28,776
     23,521      Vantiv, Inc., Class A(a)                                                 1,331,289
      2,808      Varonis Systems, Inc.(a)                                                    67,448
      4,683      VASCO Data Security International, Inc.(a)                                  76,754
      1,852      Vectrus, Inc.(a)                                                            52,763
     14,382      Veeva Systems, Inc., Class A(a)                                            490,714
      9,128      Verint Systems, Inc.(a)                                                    302,411
      6,877      VirnetX Holding Corp.(a)(b)                                                 27,508
      4,107      Virtusa Corp.(a)                                                           118,610
     11,522      VMware, Inc., Class A(a)                                                   659,289
      1,272      Voltari Corp.(a)(b)                                                          4,605
      8,012      Web.com Group, Inc.(a)                                                     145,658
     17,626      Workday, Inc., Class A(a)                                                1,316,133
      3,410      Workiva, Inc.(a)                                                            46,581
      3,640      Xura, Inc.(a)                                                               88,925
      8,667      Zendesk, Inc.(a)                                                           228,635
     10,588      Zix Corp.(a)                                                                39,705
    116,831      Zynga, Inc., Class A(a)                                                    290,909
                                                                                       ------------
                                                                                         43,266,775
                                                                                       ------------
SUPPORT SERVICES - 4.6%
      8,327      ABM Industries, Inc.                                                       303,769
      8,239      Acacia Research Corp.                                                       36,252
      6,250      Advisory Board Co.(a)                                                      221,187
      3,838      AM Castle & Co.(a)                                                           6,294
     22,361      Amdocs Ltd.                                                              1,290,677
      7,153      AMN Healthcare Services, Inc.(a)                                           285,905
      5,724      Applied Industrial Technologies, Inc.                                      258,381
      6,901      ARC Document Solutions, Inc.(a)                                             26,845
      7,338      Barnes Group, Inc.                                                         243,035
      1,189      Barrett Business Services, Inc.                                             49,129
     12,100      Bazaarvoice, Inc.(a)                                                        48,521
      2,668      Black Box Corp.                                                             34,897
     18,929      Booz Allen Hamilton Holding Corp.                                          561,056
      7,067      Brink's Co.                                                                201,339
     17,839      Broadridge Financial Solutions, Inc.                                     1,163,103
      6,774      Cardtronics, Inc.(a)                                                       269,673
      2,116      Cartesian, Inc.(a)                                                           2,116
      7,582      Casella Waste Systems, Inc.(a)                                              59,519
      1,314      Cass Information Systems, Inc.                                              67,934
      7,954      CBIZ, Inc.(a)                                                               82,801

================================================================================

64  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      1,891      CDI Corp.                                                             $     11,535
      4,960      CEB, Inc.                                                                  305,933
     14,736      Cenveo, Inc.(a)                                                             12,023
      7,847      Clean Harbors, Inc.(a)                                                     408,907
      5,684      Comfort Systems USA, Inc.                                                  185,128
     14,425      Convergys Corp.                                                            360,625
     13,014      CoreLogic, Inc.(a)                                                         500,779
     17,287      Corrections Corp. of America                                               605,391
      4,952      CoStar Group, Inc.(a)                                                    1,082,804
      1,964      CRA International, Inc.(a)                                                  49,532
      4,806      Crawford & Co., Class B                                                     40,803
      5,168      Cross Country Healthcare, Inc.(a)                                           71,939
      7,253      Deluxe Corp.                                                               481,382
      7,060      DHI Group, Inc.(a)                                                          43,984
      8,747      DigitalGlobe, Inc.(a)                                                      187,098
      1,896      DXP Enterprises, Inc.(a)                                                    28,307
      3,906      Ennis, Inc.                                                                 74,917
      5,328      Essendant, Inc.                                                            162,824
      7,608      Euronet Worldwide, Inc.(a)                                                 526,398
     10,402      Everi Holdings, Inc.(a)                                                     11,962
     10,201      EVERTEC, Inc.                                                              158,524
      6,007      ExamWorks Group, Inc.(a)                                                   209,344
      5,026      ExlService Holdings, Inc.(a)                                               263,413
      1,784      ExOne Co.(a)                                                                18,857
      3,885      Exponent, Inc.                                                             226,923
     27,590      First Data Corp., Class A(a)                                               305,421
     11,639      FleetCor Technologies, Inc.(a)                                           1,665,890
      2,677      Franklin Covey Co.(a)                                                       41,038
        300      Frontline Capital Group(a)                                                       -
      6,259      FTI Consulting, Inc.(a)                                                    254,616
      2,985      G&K Services, Inc., Class A                                                228,561
     22,806      Genpact Ltd.(a)                                                            612,113
      2,813      GP Strategies Corp.(a)                                                      61,014
     27,167      HD Supply Holdings, Inc.(a)                                                945,955
      2,753      Heidrick & Struggles International, Inc.                                    46,471
      3,226      Heritage-Crystal Clean, Inc.(a)                                             39,389
      7,183      Higher One Holdings, Inc.(a)                                                36,705
      7,493      Hudson Global, Inc.                                                         14,761
      3,442      Huron Consulting Group, Inc.(a)                                            207,966
      3,065      ICF International, Inc.(a)                                                 125,358
      4,008      Imperva, Inc.(a)                                                           172,384
      7,279      InnerWorkings, Inc.(a)                                                      60,197
      7,229      Inovalon Holdings, Inc., Class A(a)(b)                                     130,194
      2,406      Insperity, Inc.                                                            185,815
     11,869      Jack Henry & Associates, Inc.                                            1,035,808
      3,995      Kaman Corp.                                                                169,867
      4,059      Kelly Services, Inc., Class A                                               76,999
      3,944      Kforce, Inc.                                                                66,614
      7,608      Korn/Ferry International                                                   157,486
     13,189      LifeLock, Inc.(a)                                                          208,518
     17,612      LinkedIn Corp., Class A(a)                                               3,333,071
     10,173      Lionbridge Technologies, Inc.(a)                                            40,183
     10,664      ManpowerGroup, Inc.                                                        686,122
      9,617      MAXIMUS, Inc.                                                              532,493
      3,244      McGrath RentCorp                                                            99,234
      2,701      Mistras Group, Inc.(a)                                                      64,473
      6,403      Mobile Mini, Inc.                                                          221,800
      9,568      ModusLink Global Solutions, Inc.(a)                                         11,769
     14,709      Monster Worldwide, Inc.(a)                                                  35,155
      7,144      MSC Industrial Direct Co., Inc., Class A                                   504,081
      7,309      Navigant Consulting, Inc.(a)                                               118,040
      7,934      NeuStar, Inc., Class A(a)                                                  186,528
      2,444      Odyssey Marine Exploration, Inc.(a)(b)                                       4,937
      7,077      On Assignment, Inc.(a)                                                     261,495
      1,321      Park-Ohio Holdings Corp.                                                    37,358
      4,810      Perma-Fix Environmental Services(a)                                         24,483
      9,438      Planet Payment, Inc.(a)                                                     42,377

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  65

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
        815      Power Solutions International, Inc.(a)(b)                             $     14,548
      1,307      Press Ganey Holdings, Inc.(a)                                               51,430
      6,115      PRGX Global, Inc.(a)                                                        31,920
      3,486      Quad/Graphics, Inc.                                                         81,189
     17,930      Quest Resource Holding Corp.(a)                                              5,200
      5,694      Resources Connection, Inc.                                                  84,157
      8,380      RPX Corp.(a)                                                                76,845
     30,792      RR Donnelley & Sons Co.                                                    521,001
      4,015      Schnitzer Steel Industries, Inc., Class A                                   70,664
     10,518      ServiceSource International, Inc.(a)                                        42,388
      3,499      Sharps Compliance Corp.(a)                                                  15,361
      3,340      StarTek, Inc.(a)                                                            14,596
      5,857      Sykes Enterprises, Inc.(a)                                                 169,619
      4,703      Team, Inc.(a)                                                              116,775
      2,549      TeleTech Holdings, Inc.                                                     69,154
      8,381      Tetra Tech, Inc.                                                           257,674
     10,341      TransUnion(a)                                                              345,803
      6,322      TriNet Group, Inc.(a)                                                      131,434
      6,460      TrueBlue, Inc.(a)                                                          122,223
      3,348      U.S. Ecology, Inc.                                                         153,841
      2,249      UniFirst Corp.                                                             260,254
      3,377      Universal Technical Institute, Inc.                                          7,632
      3,107      Viad Corp.                                                                  96,317
      5,411      WageWorks, Inc.(a)                                                         323,632
      5,676      WEX, Inc.(a)                                                               503,291
                                                                                       ------------
                                                                                         27,861,452
                                                                                       ------------
TECHNOLOGY HARDWARE & EQUIPMENT - 3.9%
     15,956      3D Systems Corp.(a)(b)                                                     218,438
      7,492      ADTRAN, Inc.                                                               139,726
      6,210      Advanced Energy Industries, Inc.(a)                                        235,732
     94,030      Advanced Micro Devices, Inc.(a)                                            483,314
      3,119      Agilysys, Inc.(a)                                                           32,656
     14,118      Amkor Technology, Inc.(a)                                                   81,178
      2,148      Amtech Systems, Inc.(a)                                                     12,824
     12,769      Applied Micro Circuits Corp.(a)                                             81,977
      2,758      Applied Optoelectronics, Inc.(a)(b)                                         30,752
     27,030      ARRIS International PLC(a)                                                 566,549
     19,244      Axcelis Technologies, Inc.(a)                                               51,766
     71,037      Brocade Communications Systems, Inc.                                       652,120
      9,688      Brooks Automation, Inc.                                                    108,699
      3,590      Cabot Microelectronics Corp.                                               152,001
      5,908      CalAmp Corp.(a)                                                             87,497
      8,256      Cavium, Inc.(a)                                                            318,682
      3,467      CEVA, Inc.(a)                                                               94,198
     19,544      Ciena Corp.(a)                                                             366,450
      9,403      Cirrus Logic, Inc.(a)                                                      364,742
      2,370      Clearfield, Inc.(a)(b)                                                      42,399
      4,081      Cohu, Inc.                                                                  44,279
     22,077      CommScope Holding Co., Inc.(a)                                             685,049
      2,512      Comtech Telecommunications Corp.                                            32,254
      3,805      Concurrent Computer Corp.                                                   19,862
      6,048      Cray, Inc.(a)                                                              180,956
     14,947      Cree, Inc.(a)                                                              365,305
     46,389      Cypress Semiconductor Corp.                                                489,404
        893      Dataram Corp.(a)                                                               540
      9,376      Diebold, Inc.                                                              232,806
      4,719      Digi International, Inc.(a)                                                 50,635
      5,690      Diodes, Inc.(a)                                                            106,915
      4,564      DSP Group, Inc.(a)                                                          48,424
      4,935      Dycom Industries, Inc.(a)                                                  442,966
      6,431      EchoStar Corp., Class A(a)                                                 255,311
      7,109      Electronics for Imaging, Inc.(a)                                           305,971
      4,624      Emcore Corp.(a)                                                             27,467
     20,712      Entegris, Inc.(a)                                                          299,703
        966      ePlus, Inc.(a)                                                              79,009
      7,831      Exar Corp.(a)                                                               63,040

================================================================================

66  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
     15,559      Extreme Networks, Inc.(a)                                             $     52,745
     16,610      Fairchild Semiconductor International, Inc.(a)                             329,708
     15,714      Finisar Corp.(a)                                                           275,152
      8,934      FormFactor, Inc.(a)                                                         80,317
      3,517      GigPeak, Inc.(a)                                                             6,893
      4,254      GSI Technology, Inc.(a)                                                     17,739
     14,595      Harmonic, Inc.(a)                                                           41,596
      7,004      Hutchinson Technology, Inc.(a)                                              23,744
      3,541      ID Systems, Inc.(a)                                                         17,032
      3,365      Identiv, Inc.(a)                                                             6,023
     20,931      Infinera Corp.(a)                                                          236,102
     22,024      Ingram Micro, Inc., Class A                                                765,995
      5,391      Inphi Corp.(a)                                                             172,674
      5,507      Insight Enterprises, Inc.(a)                                               143,182
     19,885      Integrated Device Technology, Inc.(a)                                      400,285
      5,293      InterDigital, Inc.                                                         294,714
     18,742      Intersil Corp., Class A                                                    253,767
      4,559      Intra-Cellular Therapies, Inc.(a)                                          176,980
     12,074      InvenSense, Inc.(a)                                                         74,014
      9,113      Ixia(a)                                                                     89,490
      3,911      IXYS Corp.                                                                  40,088
     11,813      Kopin Corp.(a)                                                              26,225
     10,388      Kulicke & Soffa Industries, Inc.(a)                                        126,422
      2,945      KVH Industries, Inc.(a)                                                     22,676
      9,095      Lantronix, Inc.(a)                                                           8,822
     17,195      Lattice Semiconductor Corp.(a)                                              91,993
      8,961      Lexmark International, Inc., Class A                                       338,278
      1,784      Loral Space & Communications, Inc.(a)                                       62,922
      8,678      LRAD Corp.                                                                  15,534
      7,236      Lumentum Holdings, Inc.(a)                                                 175,111
     69,881      Marvell Technology Group Ltd.                                              665,966
     42,897      Maxim Integrated Products, Inc.                                          1,530,994
      8,148      MaxLinear, Inc., Class A(a)                                                146,501
      5,217      Mercury Systems, Inc.(a)                                                   129,695
     17,128      Microsemi Corp.(a)                                                         559,743
      7,749      MKS Instruments, Inc.                                                      333,672
      5,291      Monolithic Power Systems, Inc.                                             361,481
     14,659      MoSys, Inc.(a)                                                               5,937
      4,363      Nanometrics, Inc.(a)                                                        90,707
     18,586      NCR Corp.(a)                                                               516,133
      2,930      Neonode, Inc.(a)                                                             4,278
      4,199      NeoPhotonics Corp.(a)                                                       40,016
      4,686      NETGEAR, Inc.(a)                                                           222,772
      7,733      Nimble Storage, Inc.(a)                                                     61,555
     16,359      Oclaro, Inc.(a)                                                             79,832
     60,825      ON Semiconductor Corp.(a)                                                  536,476
      1,750      Optical Cable Corp.                                                          3,885
      3,332      PAR Technology Corp.(a)                                                     15,960
      1,706      ParkerVision, Inc.(a)(b)                                                     5,357
      2,523      PC Connection, Inc.                                                         60,047
     28,997      Pendrell Corp.(a)                                                           14,629
      9,668      Photronics, Inc.(a)                                                         86,142
      5,286      Pixelworks, Inc.(a)                                                          9,726
      5,004      Plantronics, Inc.                                                          220,176
     19,912      Polycom, Inc.(a)                                                           224,010
      4,157      Power Integrations, Inc.                                                   208,141
      9,124      Pure Storage, Inc., Class A(a)                                              99,452
     12,388      QLogic Corp.(a)                                                            182,599
     45,364      Quantum Corp.(a)                                                            19,053
      9,826      QuickLogic Corp.(a)                                                          9,531
      2,149      Qumu Corp.(a)                                                                9,542
     17,314      Rambus, Inc.(a)                                                            209,153
      5,365      Rudolph Technologies, Inc.(a)                                               83,318
      4,115      ScanSource, Inc.(a)                                                        152,708
      7,106      Seachange International, Inc.(a)                                            22,668
      9,792      Semtech Corp.(a)                                                           233,637
     10,755      ShoreTel, Inc.(a)                                                           71,951
      6,054      Sigma Designs, Inc.(a)                                                      38,927
      5,817      Silicon Graphics International Corp.(a)                                     29,259
      5,746      Silicon Laboratories, Inc.(a)                                              280,060

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  67

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      2,214      Sonic Foundry, Inc.(a)                                                $     13,705
      8,411      Sonus Networks, Inc.(a)                                                     73,092
      6,099      SunEdison Semiconductor, Ltd.(a)                                            36,167
      4,851      Sunworks, Inc.(a)(b)                                                        11,303
      5,471      Super Micro Computer, Inc.(a)                                              135,954
      5,402      Synaptics, Inc.(a)                                                         290,357
      4,224      SYNNEX Corp.                                                               400,520
      1,844      Systemax, Inc.(a)                                                           15,729
      5,095      Tech Data Corp.(a)                                                         366,076
     30,394      Teradyne, Inc.                                                             598,458
      6,770      Tessera Technologies, Inc.                                                 207,433
      2,692      TransAct Technologies, Inc.                                                 21,590
     10,957      TransEnterix, Inc.(a)(b)                                                    13,368
      3,764      Ubiquiti Networks, Inc.(a)                                                 145,516
      5,086      Ultra Clean Holdings, Inc.(a)                                               28,939
      4,365      Ultratech, Inc.(a)                                                         100,264
      3,189      USA Technologies, Inc.(a)                                                   13,617
     17,047      VeriFone Systems, Inc.(a)                                                  316,051
      6,611      ViaSat, Inc.(a)                                                            472,025
     34,458      Viavi Solutions, Inc.(a)                                                   228,457
     16,615      Violin Memory, Inc.(a)                                                      15,282
      4,197      Vocera Communications, Inc.(a)                                              53,931
      4,073      VOXX International Corp.(a)                                                 11,364
      7,325      West Corp.                                                                 144,009
      9,468      Xcerra Corp.(a)                                                             54,441
                                                                                       ------------
                                                                                         23,561,156
                                                                                       ------------
TOBACCO - 0.1%
      1,357      Alliance One International, Inc.(a)                                         20,898
      4,407      Schweitzer-Mauduit International, Inc.                                     155,479
      3,258      Universal Corp.                                                            188,117
     12,892      Vector Group Ltd.                                                          289,038
                                                                                       ------------
                                                                                            653,532
                                                                                       ------------
TRAVEL & LEISURE - 4.6%
      2,017      Allegiant Travel Co.                                                       305,575
      3,122      AMC Entertainment Holdings, Inc., Class A                                   86,198
     34,185      Aramark                                                                  1,142,463
     14,064      Avis Budget Group, Inc.(a)                                                 453,283
     13,554      Belmond Ltd., Class A(a)                                                   134,185
        187      Biglari Holdings, Inc.(a)                                                   75,425
      3,216      BJ's Restaurants, Inc.(a)                                                  140,957
     18,301      Bloomin' Brands, Inc.                                                      327,039
      3,169      Bob Evans Farms, Inc.                                                      120,264
     12,026      Boyd Gaming Corp.(a)                                                       221,278
      3,322      Bravo Brio Restaurant Group, Inc.(a)                                        27,207
      8,416      Brinker International, Inc.                                                383,180
      2,828      Buffalo Wild Wings, Inc.(a)                                                392,951
      6,057      Caesars Entertainment Corp.(a)                                              46,578
      3,932      Carmike Cinemas, Inc.(a)                                                   118,432
      6,109      Carrols Restaurant Group, Inc.(a)                                           72,697
      6,355      Century Casinos, Inc.(a)                                                    39,592
      6,609      Cheesecake Factory, Inc.                                                   318,157
      5,187      Choice Hotels International, Inc.                                          247,005
      1,825      Churchill Downs, Inc.                                                      230,607
      2,773      Chuy's Holdings, Inc.(a)                                                    95,973
     15,545      Cinemark Holdings, Inc.                                                    566,771
     10,670      ClubCorp Holdings, Inc.                                                    138,710
      3,506      Cracker Barrel Old Country Store, Inc.(b)                                  601,174
      4,119      Dave & Buster's Entertainment, Inc.(a)                                     192,728
      4,306      Del Frisco's Restaurant Group, Inc.(a)                                      61,662
     13,450      Denny's Corp.(a)                                                           144,318
      8,250      Diamond Resorts International, Inc.(a)                                     247,170
      2,576      DineEquity, Inc.                                                           218,393
      7,475      Domino's Pizza, Inc.                                                       982,065
      6,916      Dover Downs Gaming & Entertainment, Inc.(a)                                  7,331
      1,592      Dover Motorsports, Inc.                                                      3,455
     14,048      Dunkin' Brands Group, Inc.                                                 612,774
      3,382      El Pollo Loco Holdings, Inc.(a)                                             43,966
      4,161      Eldorado Resorts, Inc.(a)                                                   63,226
        827      Empire Resorts, Inc.(a)(b)                                                  13,067

================================================================================

68  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
        791      Entertainment Gaming Asia, Inc.(a)                                    $      1,448
     10,631      Extended Stay America, Inc.                                                158,933
      1,498      Famous Dave's Of America, Inc.(a)                                            7,535
      4,111      Fiesta Restaurant Group, Inc.(a)                                            89,661
      7,624      Four Corners Property Trust, Inc.                                          156,978
     12,945      Full House Resorts, Inc.(a)                                                 26,149
      1,026      Gaming Partners International Corp.(a)                                       9,542
      2,486      Habit Restaurants, Inc.(a)                                                  40,721
      6,926      Hawaiian Holdings, Inc.(a)                                                 262,911
     57,627      Hertz Global Holdings, Inc.(a)                                             637,931
     78,456      Hilton Worldwide Holdings, Inc.                                          1,767,614
      3,696      Hyatt Hotels Corp., Class A(a)                                             181,621
      3,864      International Speedway Corp., Class A                                      129,251
     16,522      Interval Leisure Group, Inc.                                               262,700
      3,638      Isle of Capri Casinos, Inc.(a)                                              66,648
      2,293      J Alexander's Holdings, Inc.(a)                                             22,769
      4,878      Jack in the Box, Inc.                                                      419,118
      3,045      Jamba, Inc.(a)                                                              31,333
     47,276      JetBlue Airways Corp.(a)                                                   782,891
      9,511      Krispy Kreme Doughnuts, Inc.(a)                                            199,351
     13,587      La Quinta Holdings, Inc.(a)                                                154,892
     54,859      Las Vegas Sands Corp.                                                    2,385,818
      1,542      Liberty Braves Group, Class A(a)                                            23,192
      5,069      Liberty Braves Group, Class C(a)                                            74,312
      5,639      Luby's, Inc.(a)                                                             28,308
      3,070      Madison Square Garden Co., Class A(a)                                      529,606
      3,067      Marcus Corp.                                                                64,714
      3,630      Marriott Vacations Worldwide Corp.                                         248,619
     71,118      MGM Resorts International(a)                                             1,609,400
      2,088      Monarch Casino & Resort, Inc.(a)                                            45,873
      6,164      Morgans Hotel Group Co.(a)                                                  13,191
      3,634      Noodles & Co.(a)(b)                                                         35,540
     23,785      Norwegian Cruise Line Holdings Ltd.(a)                                     947,594
      3,443      Panera Bread Co., Class A(a)                                               729,709
      4,382      Papa John's International, Inc.                                            297,976
     10,967      Penn National Gaming, Inc.(a)                                              152,990
      8,495      Pinnacle Entertainment, Inc.(a)                                             94,125
      3,011      Planet Fitness, Inc., Class A(a)                                            56,848
      3,582      Popeyes Louisiana Kitchen, Inc.(a)                                         195,720
      4,799      Potbelly Corp.(a)                                                           60,179
      2,654      RCI Hospitality Holdings, Inc.                                              27,044
      3,819      Reading International, Inc., Class A(a)                                     47,699
      5,052      Red Lion Hotels Corp.(a)                                                    36,677
      2,228      Red Robin Gourmet Burgers, Inc.(a)                                         105,674
      4,223      Red Rock Resorts, Inc., Class A(a)                                          92,822
      9,987      Regal Entertainment Group, Class A(b)                                      220,113
     10,132      Ruby Tuesday, Inc.(a)                                                       36,576
      5,660      Ruth's Hospitality Group, Inc.                                              90,277
      7,361      Ryman Hospitality Properties, Inc.                                         372,835
     30,792      Sabre Corp.                                                                824,918
      7,878      Scientific Games Corp., Class A(a)                                          72,399
      9,937      SeaWorld Entertainment, Inc.                                               142,397

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  69

================================================================================

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
      1,092      Shake Shack, Inc., Class A(a)(b)                                      $     39,782
     12,858      Six Flags Entertainment Corp.                                              745,121
      6,975      SkyWest, Inc.                                                              184,558
      7,561      Sonic Corp.                                                                204,525
      1,762      Speedway Motorsports, Inc.                                                  31,275
     10,893      Spirit Airlines, Inc.(a)                                                   488,769
      9,171      Texas Roadhouse, Inc.                                                      418,198
      5,154      Town Sports International Holdings, Inc.(a)                                 14,019
     14,146      Travelport Worldwide Ltd.                                                  182,342
      2,100      Travelzoo, Inc.(a)                                                          16,842
      5,519      Vail Resorts, Inc.                                                         762,891
     31,601      Wendy's Co.                                                                304,002
      2,730      Virgin America, Inc.(a)                                                    153,453
      2,241      Wingstop, Inc.(a)                                                           61,067
      4,999      World Wrestling Entertainment, Inc.(b)                                      92,032
      3,126      Zoe's Kitchen, Inc.(a)                                                     113,380
                                                                                       ------------
                                                                                         27,761,254
                                                                                       ------------
                 Total Common Stocks - 96.3%                                            587,102,201
                                                                                       ------------

---------------------------------------------------------------------------------------------------
BENEFICIAL
INTEREST
(000)
---------------------------------------------------------------------------------------------------
OTHER INTERESTS(d)

PHARMACEUTICALS & BIOTECHNOLOGY - 0.0%
         $3      Merck KGaA                                                                       -
                                                                                       ------------
REAL ESTATE INVESTMENT TRUSTS (REITs) - 0.0%
          4      AmeriVest Properties, Inc.(a)                                                    -
                                                                                       ------------
TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
          4      Gerber Scientific, Inc.                                                         45
                                                                                       ------------
TRAVEL & LEISURE - 0.0%
         13      FRD Acquisition Co.                                                              -
                                                                                       ------------
                 TOTAL OTHER INTERESTS - 0.0%                                                    45
                                                                                       ------------

---------------------------------------------------------------------------------------------------
SHARES
HELD             INDUSTRY/ISSUE                                                               VALUE
---------------------------------------------------------------------------------------------------
RIGHTS

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
      8,850      Leap Wireless, CVR(a)                                                 $     28,099
                                                                                       ------------
                 Total Long-Term Investments
                   (Cost - $418,506,662) - 96.3%                                        587,130,345
                                                                                       ------------

SHORT-TERM SECURITIES
 17,711,861      BlackRock Liquidity Funds,
                   TempFund, Institutional Class, 0.40%(c)(e)                            17,711,861

---------------------------------------------------------------------------------------------------
BENEFICIAL
INTEREST
(000)
---------------------------------------------------------------------------------------------------
$     10184      BlackRock Liquidity Series, LLC,
                   Money Market Series, 0.59%(c)(e)(f)                                   10,184,473
                                                                                       ------------
                 Total Short-Term Securities
                   (Cost - $27,896,334) - 4.6%                                           27,896,334
                                                                                       ------------
                 TOTAL INVESTMENTS (Cost - $446,402,996) - 100.9%                       615,026,679
                 LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9)%                          (5,569,141)
                                                                                       ------------
                 NET ASSETS - 100.0%                                                   $609,457,538
                                                                                       ============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.

================================================================================

70  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

(c) During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Series for purposes of Section 2(a)(3) of the
    Investment Company Act of 1940, as amended, were as follows:

                                          SHARES/                                      SHARES/
                                       BENEFICIAL                                   BENEFICIAL
                                         INTEREST       SHARES/          SHARES/      INTEREST
                                          HELD AT    BENEFICIAL       BENEFICIAL       HELD AT         VALUE AT
                                     DECEMBER 31,      INTEREST         INTEREST      JUNE 30,         JUNE 30,
AFFILIATE                                    2015     PURCHASED             SOLD          2016             2016     INCOME
--------------------------------------------------------------------------------------------------------------------------
BlackRock Liquidity Funds,
  TempFund, Institutional Class        15,610,860      2,101,001(1)            -    17,711,861      $17,711,861   $ 26,117
BlackRock Liquidity Series, LLC,
  Money Market Series                   9,970,723        213,750(1)            -    10,184,473       10,184,473    445,409(2)
PennyMac Mortgage
  Investment Trust                         10,450              -               -        10,450          169,604      4,912
--------------------------------------------------------------------------------------------------------------------------
Total                                                                                               $28,065,938   $476,438
--------------------------------------------------------------------------------------------------------------------------

(1) Represents net shares/beneficial interest purchased.

(2) Represents securities lending income earned from the reinvestment of cash collateral loaned from securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d) Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(e) Current yield as of period end.

(f) Security was purchased with the cash collateral from loaned securities.
    The Series may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its
    sole discretion, may permit an investor to withdraw more than 25% on any one day.

DERIVATIVE FINANCIAL INSTRUMENTS OUTSTANDING AS OF PERIOD END

FUTURES CONTRACTS

CONTRACTS                                         NOTIONAL      UNREALIZED
LONG         ISSUE                 EXPIRATION        VALUE    DEPRECIATION
--------------------------------------------------------------------------
      111    Russell 2000          September
               Mini Index               2016   $12,736,140       $(331,964)
       65    S&P MidCap            September
               400 E-Mini Index         2016   $ 9,704,500         (77,402)
                                                                 ---------
                  TOTAL                                          $(409,366)
                                                                 =========

DERIVATIVE FINANCIAL INSTRUMENTS CATEGORIZED BY RISK EXPOSURE

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

                                                                                     FOREIGN
                                                                                    CURRENCY    INTEREST
LIABILITIES - DERIVATIVE                      COMMODITY      CREDIT       EQUITY    EXCHANGE        RATE       OTHER
FINANCIAL INSTRUMENTS                         CONTRACTS   CONTRACTS    CONTRACTS   CONTRACTS   CONTRACTS   CONTRACTS        TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Futures contracts          Net unrealized
                           depreciation(1)            -           -     $409,366           -           -           -     $409,366
---------------------------------------------------------------------------------------------------------------------------------

(1) Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  71

================================================================================

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statement of Operation was as follows:

                                                                                    FOREIGN
                                                                                   CURRENCY    INTEREST
                                             COMMODITY      CREDIT       EQUITY    EXCHANGE        RATE       OTHER
                                             CONTRACTS   CONTRACTS    CONTRACTS   CONTRACTS   CONTRACTS    CONTACTS          TOTAL
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
Futures contracts                                    -           -    $ 283,392           -           -           -    $   283,392
----------------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON:
Futures contracts                                    -           -    $(344,329)          -           -           -    $  (344,329)
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE QUARTERLY BALANCES OF OUTSTANDING
  DERIVATIVE FINANCIAL INSTRUMENTS
Futures contracts:
  Average notional value of contracts - long                                                                           $18,330,680
----------------------------------------------------------------------------------------------------------------------------------

For more information about the Series' investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

FAIR VALUE HIERARCHY AS OF PERIOD END

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Series' policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

================================================================================

72  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

The following tables summarize the Series' investments and derivative financial instruments categorized in the disclosure hierarchy:

                                                 LEVEL 1         LEVEL 2          LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS:

   Common Stocks:
     Aerospace & Defense                      $  8,961,538      $         -         $     -      $  8,961,538
     Alternative Energy                            702,520                -               -           702,520
     Automobiles & Parts                        10,849,157                -               -        10,849,157
     Banks                                      37,857,005                -               -        37,857,005
     Beverages                                     567,685                -               -           567,685
     Chemicals                                  14,338,449                -               -        14,338,449
     Construction & Materials                   14,211,043                -               -        14,211,043
     Electricity                                 9,261,139                -               -         9,261,139
     Electronic & Electrical Equipment          17,393,365                -               -        17,393,365
     Financial Services                         22,790,882                -               -        22,790,882
     Fixed Line Telecommunications               1,708,001                -               -         1,708,001
     Food & Drug Retailers                       4,523,460                -               -         4,523,460
     Food Producers                             12,689,361                -               -        12,689,361
     Forestry & Paper                            1,277,871                -               -         1,277,871
     Gas, Water & Multi-Utilities               11,294,909                -               -        11,294,909
     General Industrials                         8,936,694                -               -         8,936,694
     General Retailers                          24,439,214                -               -        24,439,214
     Health Care Equipment & Services           31,282,337                -               -        31,282,337
     Household Goods & Home Construction         9,352,840                -               -         9,352,840
     Industrial Engineering                     15,854,956                -               -        15,854,956
     Industrial Metals & Mining                  3,933,310           17,322               -         3,950,632
     Industrial Transportation                   6,970,072                -               -         6,970,072
     Leisure Goods                               4,940,516                -               -         4,940,516
     Life Insurance                              1,856,963                -               -         1,856,963
     Media                                      32,215,889                -               -        32,215,889
     Mining                                      2,916,873                -               -         2,916,873
     Mobile Telecommunications                   5,661,436                -               -         5,661,436
     Nonlife Insurance                          21,314,911                -               -        21,314,911
     Oil & Gas Producers                        12,721,336                -               -        12,721,336
     Oil Equipment, Services & Distribution      8,124,361                -               -         8,124,361
     Personal Goods                              7,071,050                -               -         7,071,050
     Pharmaceuticals & Biotechnology            30,182,708                -          24,265        30,206,973
     Real Estate Investment & Services          10,386,893                -               -        10,386,893
     Real Estate Investment Trusts (REITs)      57,347,477           20,224               -        57,367,701
     Software & Computer Services               43,266,775                -               -        43,266,775
     Support Services                           27,861,452                -               -        27,861,452
     Technology Hardware & Equipment            23,561,156                -               -        23,561,156
     Tobacco                                       653,532                -               -           653,532
     Travel & Leisure                           27,761,254                -               -        27,761,254

   Other Interests:
     Technology Hardware & Equipment                     -                -              45                45

   Rights:
     Technology Hardware & Equipment                     -                -          28,099            28,099

   Short-Term Securities:
     Money Market Funds                         17,711,861       10,184,473               -        27,896,334
-------------------------------------------------------------------------------------------------------------
Total                                         $604,752,251      $10,222,019         $52,409      $615,026,679
=============================================================================================================

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  73

================================================================================

                                        DERIVATIVE FINANCIAL INSTRUMENTS(1)
-------------------------------------------------------------------------------------------------------------------
                                                   LEVEL 1              LEVEL 2         LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Equity contracts                                  $(409,366)                 -                -           $(409,366)
====================================================================================================================

(1) Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Series may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

-------------------------------------------------------------------------------------------------------------------
                                                   LEVEL 1           LEVEL 2            LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------------
ASSETS:
  Cash pledged for futures contracts              $885,700        $          -                -        $    885,700
LIABILITIES:
  Collateral on securities loaned at value               -         (10,184,473)               -         (10,184,473)
-------------------------------------------------------------------------------------------------------------------
Total                                             $885,700        $(10,184,473)               -        $ (9,298,773)
====================================================================================================================

During the six months ended June 30, 2016, there were no transfers between levels.

================================================================================

74  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments at value - unaffiliated (including securities
       loaned at value of $9,914,811) (cost - $418,281,979)            $586,960,741
   Investments at value - affiliated (cost - $28,121,017)                28,065,938
   Cash pledged for futures contracts                                       885,700
   Receivables:
       Contributions from investors                                          37,630
       Dividends                                                            752,514
       Investments sold                                                   2,688,798
   Variation margin on futures contracts                                    342,966
   Income - affiliated                                                        6,054
   Securities lending income - affiliated                                    55,022
   Prepaid expenses                                                           1,041
                                                                       ------------
           Total assets                                                 619,796,404
                                                                       ------------
LIABILITIES
   Collateral on securities loaned at value                              10,184,473
   Other affiliates                                                           3,516
   Payables:
       Investment advisory fees                                               4,011
       Officer's and Directors' fees                                          3,614
       Other accrued expenses                                               143,252
                                                                       ------------
           Total liabilities                                             10,338,866
                                                                       ------------
NET ASSETS                                                             $609,457,538
                                                                       ============
NET ASSETS CONSIST OF
   Investors' capital                                                  $441,243,221
   Net unrealized appreciation (depreciation)                           168,214,317
                                                                       ------------
   Net Assets                                                          $609,457,538
                                                                       ============

See notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  75

================================================================================

STATEMENT OF OPERATIONS

Six-month period ended June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends - unaffiliated                                      $  5,006,837
   Securities lending - affiliated - net                              445,409
   Dividends - affiliated                                              31,029
   Foreign taxes withheld                                              (2,761)
                                                                 ------------
         Total income                                               5,480,514
                                                                 ------------
EXPENSES
   Investment advisory                                                 29,113
   Accounting services                                                 66,881
   Professional                                                        38,734
   Custodian                                                           29,160
   Pricing fees                                                        22,908
   Directors                                                           12,188
   Printing                                                            11,819
   Miscellaneous                                                        4,106
                                                                 ------------
         Total expenses                                               214,909
   Less fees waived by the Manager                                     (4,640)
   Less fees paid indirectly                                             (158)
                                                                 ------------
         Total expenses after fees waived and paid indirectly         210,111
                                                                 ------------
NET INVESTMENT INCOME                                               5,270,403
                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) from:
      Investments - unaffiliated                                   23,000,570
      Futures contracts                                               283,392
                                                                 ------------
                                                                   23,283,962
                                                                 ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments - unaffiliated                                  (14,643,023)
      Investments - affiliated                                         10,137
      Futures contracts                                              (344,329)
                                                                 ------------
                                                                  (14,977,215)
                                                                 ------------
         Net realized and unrealized gain                           8,306,747
                                                                 ------------
   Net Increase in Net Assets Resulting from Operations          $ 13,577,150
                                                                 ============

See notes to financial statements.

================================================================================

76  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Six-month period ended June 30, 2016 (unaudited), and year ended
December 31, 2015

--------------------------------------------------------------------------------

                                                          SIX MONTHS ENDED         YEAR ENDED
                                                             JUNE 30, 2016       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                             (UNAUDITED)               2015
---------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                                     $  5,270,403        $  8,433,717
   Net realized gain                                           23,283,962          41,451,801
   Net change in unrealized appreciation (depreciation)       (14,977,215)        (71,694,731)
                                                             --------------------------------
   Net increase (decrease) in net assets resulting
      from operations                                          13,577,150         (21,809,213)
                                                             --------------------------------
CAPITAL TRANSACTIONS
   Proceeds from contributions                                 24,221,202          74,606,931
   Value of withdrawals                                       (48,090,606)        (94,072,983)
                                                             --------------------------------
   Net decrease in net assets derived from
      capital transactions                                    (23,869,404)        (19,466,052)
                                                             --------------------------------
NET ASSETS
   Total decrease in net assets                               (10,292,254)        (41,275,265)
   Beginning of period                                        619,749,792         661,025,057
                                                             --------------------------------
   End of period                                             $609,457,538        $619,749,792
                                                             ================================

See notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  77

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                           SIX MONTHS
                                             ENDED
                                            JUNE 30,                       YEAR ENDED DECEMBER 31,
                                              2016        -----------------------------------------------------------------
                                          (UNAUDITED)         2015          2014            2013          2012         2011
                                          ---------------------------------------------------------------------------------
TOTAL RETURN
Total Return                                  2.48%(1)       (3.32)%        7.66%          37.98%        18.04%       (3.55)%
                                          ---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
Total expenses                                0.07%(2)        0.07%         0.07%(3)        0.07%         0.10%        0.08%
                                          ---------------------------------------------------------------------------------
Total expenses after fees waived
  and/or reimbursed                           0.07%(2)        0.06%         0.07%(3)        0.06%         0.09%        0.08%
                                          ---------------------------------------------------------------------------------
Net investment income                         1.81%(2)        1.27%         1.35%(3)        1.32%         1.83%        1.29%
                                          ---------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (000)           $609,458        $619,750      $661,025        $615,867      $398,305     $439,752
                                          =================================================================================
Portfolio turnover rate                          5%             14%           10%             18%           12%          12%
                                          ---------------------------------------------------------------------------------

1 Aggregate total return.
2 Annualized.
3 Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

================================================================================

78  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

NOTES TO FINANCIAL
STATEMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) ORGANIZATION

Quantitative Master Series LLC (the "Master LLC") is registered under the
Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Master Extended Market Index Series (the
"Series") is a series of the Master LLC. The Series is classified as diversified. The Master LLC is organized as a Delaware limited liability company. The Master LLC's Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the "Board") to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the "Manager") or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

(2) SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

SEGREGATION AND COLLATERALIZATION - In cases where the Series enters into certain investments (e.g., futures contracts) that would be treated as "senior

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  79

================================================================================

securities" for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a "senior security."  Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

INDEMNIFICATIONS - In the normal course of business, the Series enters into contracts that contain a variety of representations that provide general indemnification. The Series' maximum exposure under these arrangements is unknown because it involves future potential claims against the Series, which cannot be predicted with any certainty.

OTHER - Expenses directly related to the Series are charged to the Series.
Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Series has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective October 2015, the custodian is imposing fees on certain uninvested cash balances.

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80  | MASTER EXTENDED MARKET INDEX SERIES

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(3) INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

INVESTMENT VALUATION POLICIES - The Series' investments are valued at fair value
(also referred to as "market value" within the financial statements) as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m.,
Eastern time). U.S. GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board.
The BlackRock Global Valuation Methodologies Committee (the "Global Valuation
Committee") is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

FAIR VALUE INPUTS AND METHODOLOGIES - The following methods (or "techniques")
and inputs are used to establish the fair value of the Series' assets and liabilities:

o   Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

o   Investments in open-end U.S. mutual funds are valued at net asset value
    ("NAV") each business day.

o   The Series values its investment in BlackRock Liquidity Series, LLC, Money
    Market Series (the "Money Market Series") at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund's net assets. The
    Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is

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                                             NOTES TO FINANCIAL STATEMENTS |  81

================================================================================

    subject to Rule 2a-7 under the 1940 Act. The Series may withdraw up to 25%
    of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

o   Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value ("Fair
Valued Investments"). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the Global
Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset;
(iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed.
The Global Valuation

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82  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

FAIR VALUE HIERARCHY - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

o   Level 1 -- unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

o   Level 2 -- other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

o   Level 3 -- unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available
    (including the Series' own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  83

================================================================================

based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the
Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Series'
investments and derivative financial instruments has been included in the
Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Series' policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

(4) SECURITIES AND OTHER INVESTMENTS

SECURITIES LENDING - The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank or securities issued or guaranteed by the U.S.
Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least
100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the
Series and any additional required collateral is delivered to the Series, or excess collateral returned by the Series, on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

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84  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

The market value of any securities on loan, all of which were classified as common stocks in the Series' Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and
Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC ("BIM") if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Series under Master
Securities Lending Agreements (each, an "MSLA"), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty's bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the
Series can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties' obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party's net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

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                                             NOTES TO FINANCIAL STATEMENTS |  85

================================================================================

As of period end, the following table is a summary of the Series' securities lending agreements by counterparty, which are subject to offset under an MSLA:

                                                     SECURITIES            CASH
                                                     LOANED AT          COLLATERAL             NET
COUNTERPARTY                                           VALUE            RECEIVED(1)         AMOUNT(2)
-----------------------------------------------------------------------------------------------------
Barclays Capital, Inc.                              $    2,480         $    (2,480)                -
BNP Paribas S.A.                                       591,096            (586,892)           $4,204
Citigroup Global Markets, Inc.                         623,671            (623,671)                -
Credit Suisse Securities (USA) LLC                     834,769            (834,769)                -
Deutsche Bank Securities, Inc.                         420,850            (420,850)                -
Goldman Sachs & Co.                                    299,241            (299,241)                -
JP Morgan Securities LLC                             3,383,918          (3,383,918)                -
Merrill Lynch, Pierce, Fenner & Smith, Inc.            139,983            (139,983)                -
Morgan Stanley                                       2,238,637          (2,238,637)                -
National Financial Services LLC                        947,392            (947,392)                -
SG Americas Securities LLC                             232,288            (232,288)                -
UBS Securities LLC                                     200,486            (200,486)                -
                                                    -------------------------------------------------
TOTAL                                               $9,914,811         $(9,910,607)           $4,204
                                                    =================================================

(1) Collateral with a value of $10,184,473 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

(2) The market value of the loaned securities is determined as of June 30, 2016.
    Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BIM. BIM's indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

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86  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

(5) DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over the counter ("OTC").

FUTURES CONTRACTS - The Series invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract's size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of
Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract ("variation margin").
Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  87

================================================================================

(6) INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. ("BlackRock") for 1940 Act purposes.

INVESTMENT ADVISORY

The Master LLC, on behalf of the Series, entered into an Investment Advisory
Agreement with the Manager, the Series' investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The
Manager is responsible for the management of the Series' portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Series.

For such services, the Series pays the Manager a monthly fee which is determined by calculating a percentage of the Series' average daily net assets based on an annual rate of 0.01%.

EXPENSE WAIVERS AND REIMBURSEMENTS

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the
Series' business. The expense limitation as a percentage of average daily net assets is 0.12%.

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Series.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager
does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Series'

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88  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

investments in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amount waived was $4,640.

For the six months ended June 30, 2016 the Series reimbursed the Manager $3,510 for certain accounting services, which is included in accounting services in the
Statement of Operations.

SECURITIES LENDING

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent,
BIM bears all operational costs directly related to securities lending. The
Series is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the "collateral investment expenses"). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Series.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Series retains a portion of securities lending income and remits a remaining portion to
BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level
(such securities, the "specials only securities").

Pursuant to such agreement, the Series retains 80% of securities lending income.
In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity
Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

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                                             NOTES TO FINANCIAL STATEMENTS |  89

================================================================================

The share of securities lending income earned by the Series is shown as securities lending -- affiliated - net in the Statement of Operations. For the six months ended June 30, 2016, the Series paid BIM $111,354 for securities lending agent services.

OFFICERS AND DIRECTORS

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

(7) PURCHASES AND SALES

For the six months ended June 30, 2016, purchases and sales of investments excluding short-term securities, were $29,215,805 and $50,922,692 respectively.

(8) INCOME TAX INFORMATION

The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of
1986, as amended.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the
Series' U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Series' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the
Series as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Series' financial statements.

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90  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

As of June 30, 2016 gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost                                                         $449,618,976
                                                                 ------------
Gross unrealized appreciation                                    $225,744,903
Gross unrealized depreciation                                     (60,337,200)
                                                                 ------------

Net unrealized appreciation                                      $165,407,703
                                                                 ------------

(9) BANK BORROWINGS

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates ("Participating Funds"), is a party to a
364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%)
on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate
(but, in any event, not less than 0.00%) in effect from time to time plus 0.80%
per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the
Series did not borrow under the credit agreement.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  91

================================================================================

(10) PRINCIPAL RISKS

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers of securities owned by the
Series. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities' value.

COUNTERPARTY CREDIT RISK - Similar to issuer credit risk, the Series may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series' exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the
Statement of Assets and Liabilities, less any collateral held by the Series.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the
Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded

================================================================================

92  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

futures with respect to initial and variation margin that is held in a clearing broker's customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker's customers, potentially resulting in losses to the
Series.

CONCENTRATION RISK - As of period end, the Series invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Series and could affect the value, income and/or liquidity of positions in such securities.

(11) SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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                                             NOTES TO FINANCIAL STATEMENTS |  93

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

The Board of Directors (the "Board," and the members of which are referred to as
"Board Members") of Quantitative Master Series LLC (the "Master LLC") met in
person on April 21, 2016 (the "April Meeting") and May 18-20, 2016 (the "May
Meeting") to consider the approval of the investment advisory agreement (the
"Agreement") between the Master LLC, on behalf of Master Extended Market Index
Series (the "Portfolio"), a series of the Master LLC, and BlackRock Advisors,
LLC (the "Manager" or "BlackRock"), the Master LLC's investment advisor.

ACTIVITIES AND COMPOSITION OF THE BOARD

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not "interested persons" of the Master LLC as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the
"Independent Board Members"). The Board Members are responsible for the oversight of the operations of the Master LLC and perform the various duties imposed on the directors of investment companies by the 1940 Act. The
Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board
Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance
Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members
(except for the Executive Committee, which also has one interested Board
Member).

THE AGREEMENT

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider

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94  | MASTER EXTENDED MARKET INDEX SERIES

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specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Portfolio by
BlackRock, BlackRock's personnel and affiliates, including (as applicable):
investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Portfolio and its interest holders.
BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled "Board Considerations in Approving the
Agreement." Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management's and portfolio managers' analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable;
(b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Portfolio for services; (c)
Portfolio operating expenses and how BlackRock allocates expenses to the
Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Portfolio's investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Master
LLC's compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls and risk and compliance oversight mechanisms; (h) BlackRock's implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j)
BlackRock's implementation of the Master LLC's valuation and liquidity procedures;

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                                                     ADVISORY AGREEMENT(S) |  95

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(k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund ("ETF"), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the
Portfolio; (l) BlackRock's compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals' investments in the fund(s) they manage; and (m)
periodic updates on BlackRock's business.

BOARD CONSIDERATIONS IN APPROVING THE AGREEMENT

THE APPROVAL PROCESS - Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and
BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April
Meeting included (a) information independently compiled and prepared by
Broadridge Financial Solutions, Inc. ("Broadridge") on Portfolio fees and expenses as compared with a peer group of funds as determined by Broadridge
("Expense Peers") and the investment performance of the Portfolio as compared with a peer group of funds as determined by Broadridge(1), as well as the performance of the Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-
management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Portfolio to BlackRock;
and (g) sales and redemption data regarding the Portfolio's interests.

(1) Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April
Meeting, and as a culmination of the Board's year-long deliberative process, the
Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master LLC with respect to the Portfolio for a one-year term ending June 30, 2017. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Portfolio; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Portfolio; (d) the Portfolio's costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Portfolio, and advice from independent legal counsel with respect to the review process and materials submitted for the Board's review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED BY BLACKROCK - The Board,
including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared Portfolio performance to the performance of a comparable group of mutual funds, relevant benchmark,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  97

================================================================================

and performance metrics, as applicable. The Board met with BlackRock's senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the
Portfolio's portfolio management team discussing the Portfolio's performance and the Portfolio's investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the
Portfolio's portfolio management team; BlackRock's research capabilities;
investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock's compensation structure with respect to the Portfolio's portfolio management team and
BlackRock's ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the
Portfolio. BlackRock and its affiliates provide the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Portfolio. In particular, BlackRock and its affiliates provide the Portfolio with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing;
(iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions

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98  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

necessary for the operation of the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock's fund administration, shareholder services, and legal & compliance departments and considered BlackRock's policies and procedures for assuring compliance with applicable laws and regulations.

B. THE INVESTMENT PERFORMANCE OF THE PORTFOLIO AND BLACKROCK - The Board,
including the Independent Board Members, also reviewed and considered the performance history of the Portfolio. In preparation for the April Meeting, the
Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Portfolio's performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Broadridge category and the performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the
Broadridge performance universes and expense universes. The Board and its
Performance Oversight and Contract Committee regularly review, and meet with
Portfolio management to discuss, the performance of the Portfolio throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results.
Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the past five one-year periods reported, the
Portfolio's net performance was within the tolerance range of its benchmark for four of the five periods. BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Portfolio.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  99

================================================================================

C. CONSIDERATION OF THE ADVISORY/MANAGEMENT FEES AND THE COST OF THE SERVICES
AND PROFITS TO BE REALIZED BY BLACKROCK AND ITS AFFILIATES FROM THEIR
RELATIONSHIP WITH THE PORTFOLIO - The Board, including the Independent Board
Members, reviewed the Portfolio's contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administration fees, before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio's total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund's total net operating expenses, including any 12b-1 or non
12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by
BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock's financial condition. The Board reviewed BlackRock's profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Portfolio. The Board reviewed BlackRock's profitability with respect to the Portfolio and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The
Board reviewed BlackRock's profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed
BlackRock's assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

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100  | MASTER EXTENDED MARKET INDEX SERIES

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The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock's overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock's expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the
Portfolio by BlackRock, and BlackRock's and its affiliates' profits relating to the management and distribution of the Portfolio and the other funds advised by
BlackRock and its affiliates. As part of its analysis, the Board reviewed
BlackRock's methodology in allocating its costs of managing the Portfolio, to the Portfolio. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether
BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the
Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock's commitment of time, assumption of risk, and liability profile in servicing the Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Portfolio's contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the total expense ratio ranked in the first and second quartiles, respectively, relative to the Portfolio's Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the Portfolio's total expenses as a percentage of the Portfolio's average daily net assets.

D. ECONOMIES OF SCALE - The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which

================================================================================

                                                    ADVISORY AGREEMENT(S) |  101

================================================================================

the Portfolio benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Portfolio to more fully participate in these economies of scale. The Board considered the Portfolio's asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. OTHER FACTORS DEEMED RELEVANT BY THE BOARD MEMBERS - The Board, including the
Independent Board Members, also took into account other ancillary or "fall-out"
benefits that BlackRock or its affiliates may derive from their respective relationships with the Portfolio, both tangible and intangible, such as
BlackRock's ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock's profile in the investment advisory community, and the engagement of BlackRock's affiliates as service providers to the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock's overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that
BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock's funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock's brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

CONCLUSION

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master LLC with respect to the
Portfolio for a one-year term ending June 30, 2017. Based

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102  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Portfolio and its interest holders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and
BlackRock. As a result, the Board Members' conclusions may be based in part on their consideration of these arrangements in prior years.

================================================================================

                                                    ADVISORY AGREEMENT(S) |  103

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OFFICERS AND DIRECTORS

--------------------------------------------------------------------------------

Rodney D. Johnson, Chair of the Board and Director
David O. Beim, Director
Susan J. Carter, Director
Collette Chilton, Director
Neil A. Cotty, Director
Barbara G. Novick, Director
Dr. Matina S. Horner, Director
Cynthia A. Montgomery, Director
Joseph P. Platt, Director
Robert C. Robb, Jr., Director
Mark Stalnecker, Director
Kenneth L. Urish, Director
Claire A. Walton, Director
Frederick W. Winter, Director
John M. Perlowski, Director, President and Chief Executive Officer
Richard Hoerner, CFA, Vice President
Jennifer McGovern, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Charles Park, Chief Compliance Officer
Fernanda Piedra, Anti-Money Laundering Compliance Officer
Benjamin Archibald, Secretary

Effective February 5, 2016, Frank J. Fabozzi resigned as a Director of the
Master LLC.
Effective February 8, 2016, Susan J. Carter, Neil A. Cotty and Claire A. Walton
were elected to serve as Directors of the Master LLC.

INVESTMENT ADVISOR                   ACCOUNTING AGENT AND              LEGAL COUNSEL
BlackRock Advisors, LLC              CUSTODIAN                         Sidley Austin LLP
Wilmington, DE 19809                 State Street Bank and             New York, NY 10019
                                     Trust Company
                                     Boston, MA 02110

                                     INDEPENDENT REGISTERED            ADDRESS OF THE SERIES
                                     PUBLIC ACCOUNTING FIRM            100 Bellevue Parkway
                                     Deloitte & Touche LLP             Wilmington, DE 19809
                                     Boston, MA 02116

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104  | MASTER EXTENDED MARKET INDEX SERIES

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ADDITIONAL INFORMATION

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Series files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms
N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on how to access documents on the SEC's website without charge may be obtained by calling (800) SEC-0330. The Series' Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

PROXY RESULTS

A Special Meeting of Shareholders was held on February 8, 2016, for shareholders of record on December 11, 2015, to elect a Board of Directors of the Master LLC.
Approved the Directors* as follows:

                                                VOTES                  VOTES
                                                 FOR                 WITHHELD
------------------------------------------------------------------------------
David O. Beim                               3,989,764,463            5,534,952
Susan J. Carter                             3,990,219,529            5,079,886
Collette Chilton                            3,990,220,586            5,078,829
Neil A. Cotty                               3,990,219,046            5,080,369
Matina S. Horner                            3,989,764,463            5,534,952
Rodney D. Johnson                           3,990,217,824            5,081,591
Cynthia A. Montgomery                       3,990,219,364            5,080,051
Joseph P. Platt                             3,990,217,824            5,081,591
Robert C. Robb, Jr.                         3,989,979,722            5,319,693
Mark Stalnecker                             3,990,220,077            5,079,338
Kenneth L. Urish                            3,989,980,180            5,319,235
Claire A. Walton                            3,990,219,529            5,079,886
Frederick W. Winter                         3,990,219,338            5,080,076
Barbara G. Novick                           3,990,220,586            5,078,829
John M. Perlowski                           3,990,130,625            5,168,790
------------------------------------------------------------------------------

*Denotes Master LLC-wide proposal and voting results.

AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at
HTTP://WWW.BLACKROCK.COM; and (3) on the SEC's website at HTTP://WWW.SEC.GOV.

AVAILABILITY OF PROXY VOTING RECORD

Information about how the Series voted proxies relating to securities held in the Series' portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC's website at http://www.sec.gov.

================================================================================

                                                    ADVISORY AGREEMENT(S) |  105

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TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     One Lincoln Street
                                     Boston, Massachusetts 02111
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
(210) 531-8722

--------------------------------------------------------------------------------
Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   37757-0816                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                                         [GRAPHIC OF USAA NASDAQ-100 INDEX FUND]

 ============================================================

         SEMIANNUAL REPORT
         USAA NASDAQ-100 INDEX FUND
         JUNE 30, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE BELIEVE HOWEVER, THAT IT'S IMPORTANT FOR
INVESTORS TO STAY FOCUSED ON THEIR LONG-TERM        [PHOTO OF BROOKS ENGLEHARDT]
OBJECTIVES, USING AN INVESTMENT PLAN THAT IS
BASED ON THEIR TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

AUGUST 2016

The reporting period ended June 30, 2016, started and ended in a dramatic fashion. During the first six weeks of 2016, worries about global economic growth drove an increase in volatility and a steep sell-off in global stocks.
Although the decline was followed by a strong rally, market uncertainty continued throughout the reporting period. Volatility spiked in the final days of June 2016, as new concerns about the global economy and the United Kingdom's unexpected vote to exit the European Union ("Brexit") rattled the financial markets. When all was said and done, the broad U.S. stock market finished in positive territory--near its high for the reporting period. In general,
non-U.S. stock indexes were down slightly.

The strong performance of U.S. stocks was due in part to the growth of the U.S.
economy, which continued to outperform the world's other large economies. That said, the U.S. economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to escape a recession and return to a normal rate of economic growth. Slower spending by households that are seeking to reduce their debt has impeded the recovery. Also, while the American consumer was expected to benefit from the huge drop in the price of oil, savings at the pump were offset by higher costs in other parts of the economy, including housing and health care. As a result, consumer spending has been lower than expected.

In response to the unexpected soft market and what the Federal Reserve (the Fed)
chair Janet Yellen termed "sizable" economic uncertainties, the Fed backed off its earlier guidance and did not raise interest rates during the reporting period. Fed policymakers have indicated their desire to increase interest rates to what they consider "normal levels," if only to have more policy tools at their disposal in case of a recession. In our view, the Fed will likely remain on a "lower for longer" track to avoid derailing U.S. economic growth.
Furthermore, the market volatility that was unleashed by the "Brexit" vote may lead the Fed to scale back further its plans for interest rate increases this year and in 2017.

Meanwhile, corporate earnings during the reporting period were disappointing.
In the first quarter of 2016, for example, the companies in the S&P 500(R) Index experienced a fourth consecutive quarter of year-over-year earnings declines. To

================================================================================

================================================================================

compensate for this, many companies have cut operating costs, reduced capital spending, and bought back shares. However, we think they may have extracted most of what they can using these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Because of heightened volatility during the reporting period, investors generally favored safe-haven assets, such as gold and U.S. Treasuries. In mid-June 2016, for example, strong demand drove 10-year U.S. Treasury yields--which move in the opposite direction of prices--to their lowest level since 2012. On July 5th, just two trading days after the end of the reporting period, 10-year Treasury yields sank to a record low of 1.37% amid ongoing uncertainty about the impact of "Brexit". Government bond yields around the world also fell, reflecting persistent worries about weak global growth and limits to what central banks can do to support their economies through monetary stimulus.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation relative to the risks assumed. We believe however, that it's important for investors to stay focused on their long-term objectives, using an investment plan that is based on their time horizon and risk tolerance. Market conditions are always in fluctuation and time horizon matters--even price movements like those seen during the reporting period have historically smoothed out in the long term. A plan can also keep you from making hasty portfolio decisions based on market turmoil, while giving you flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

On behalf of all of us at USAA Investments, thank you for the opportunity to help you achieve your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. o Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc.  (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities market. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                  1

MANAGER'S COMMENTARY ON THE FUND                                                2

INVESTMENT OVERVIEW                                                             4

FINANCIAL INFORMATION

    Portfolio of Investments                                                    7

    Notes to Portfolio of Investments                                          13

    Financial Statements                                                       14

    Notes to Financial Statements                                              17

EXPENSE EXAMPLE                                                                29

ADVISORY AGREEMENT(S)                                                          31

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

208365-0816

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA NASDAQ-100 INDEX FUND (THE FUND) SEEKS TO MATCH, BEFORE FEES AND
EXPENSES, THE PERFORMANCE OF THE STOCKS COMPOSING THE NASDAQ-100 INDEX. THE
NASDAQ-100 INDEX REPRESENTS 100 OF THE LARGEST NONFINANCIAL STOCKS TRADED ON THE
NASDAQ STOCK MARKET(R).

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is, under normal market conditions, to invest at least 80% of the Fund's assets in the common stocks of companies composing the Nasdaq-100 Index. This strategy may be changed upon 60 days'
written notice to shareholders.

In seeking to track the performance of the Nasdaq-100 Index, the Fund's subadviser, Northern Trust Investments, Inc. (NTI), will normally invest in all the common stocks of companies in the Nasdaq-100 Index in roughly the same proportions as their weightings in the index. While NTI attempts to replicate the index, there may be times when the Fund and the index do not match exactly.
At times, NTI may purchase a stock not included in the Nasdaq-100 Index when it believes doing so would be a cost-efficient way of approximating the index's performance, for example, in anticipation of a stock being added to the index.
To the extent that the Nasdaq-100 Index concentrates in the securities of a particular industry or group of industries, the Fund may similarly concentrate its investments.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

BRENT REEDER
Northern Trust Investments, Inc.

--------------------------------------------------------------------------------

o  WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   U.S. equities ended the June 30, 2016 reporting period in positive territory after periods of significant volatility, largely related to the United
   Kingdom's (U.K.) referendum on leaving the European Union (E.U.) at the end of June 2016. Slow growth continued to be a concern for U.S. and international markets during the second quarter 2016, and this helped to drive a continuation of accommodative monetary policy across global central banks and further drops in global bond yields. While many investors had anticipated a second Federal Reserve (the Fed) interest rate increase at its
   June 2016 meeting, continued weak economic data helped push the Fed into further delaying an increase. While this may have provided a slight boost to U.S. equity markets, investors globally became more concerned about the return outlook across asset classes as a longer duration sovereign bond yield in several markets dipped into negative territory. Markets rose in anticipation of the U.K. voting to remain in the E.U. in its June 23, 2016 referendum, but a surprise victory by the "leave" campaign significantly increased volatility across asset classes and caused an immediate drop in global equity markets. U.S. equities rallied from their lows in subsequent days and finished the reporting period with positive returns.

o  HOW DID THE USAA NASDAQ-100 INDEX FUND (THE FUND) PERFORM DURING THE
   REPORTING PERIOD?

   The Fund closely tracked its benchmark, the broad-based Nasdaq-100(R) Index
   (the Index), during the reporting period ended June 30, 2016. The

================================================================================

2  | USAA NASDAQ-100 INDEX FUND

================================================================================

   Fund posted a total return of -3.46% versus the Index, which returned -3.17%.
   The Index represents 100 of the largest nonfinancial companies listed on The
   Nasdaq Stock Market(R) and is not available for direct investment.

o  PLEASE DESCRIBE SECTOR PERFORMANCE DURING THE REPORTING PERIOD.

   In the second quarter of 2016, the Index returned -1.14%. U.S. large cap equities underperformed mid cap equities, represented by the S&P 400 Index, which returned 3.99% in the second quarter of 2016.

   The top performing sectors over this time period were Telecommunication
   Services and Consumer Staples, returning 8.91% and 7.53% respectively.
   Industrials and Information Technology were the worst performing sectors for this quarter, with returns of -10.22% and -3.62% respectively.

   Thank you for the opportunity to help you with your investment needs.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o Investing in securities products involves risk, including possible loss of principal. o The USAA
   Nasdaq-100 Index Fund may be subject to stock market risk and is non-diversified, which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, may be worth more or less than the original cost.

   Refer to page 5 for the benchmark definition.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA NASDAQ-100 INDEX FUND (THE FUND)
(Ticker Symbol: USNQX)

--------------------------------------------------------------------------------
                                     6/30/16                     12/31/15
--------------------------------------------------------------------------------
Net Assets                        $945.0 Million              $935.0 Million
Net Asset Value Per Share            $12.54                      $12.99

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
   12/31/15-6/30/16*          1 YEAR            5 YEARS          10 YEARS
        -3.46%                1.17%             14.42%           11.14%

--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 12/31/15**
--------------------------------------------------------------------------------
                                    0.57%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

4  | USAA NASDAQ-100 INDEX FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        NASDAQ-100            USAA NASDAQ-100
                          INDEX                 INDEX FUND
 6/30/2006              $10,000.00              $10,000.00
 7/31/2006                9,583.96                9,591.00
 8/31/2006               10,039.64               10,041.00
 9/30/2006               10,512.92               10,491.00
10/31/2006               11,012.49               11,002.00
11/30/2006               11,393.66               11,370.00
12/31/2006               11,181.69               11,145.00
 1/31/2007               11,408.18               11,370.00
 2/28/2007               11,222.71               11,186.00
 3/31/2007               11,292.53               11,247.00
 4/30/2007               11,902.31               11,840.00
 5/31/2007               12,297.07               12,229.00
 6/30/2007               12,335.64               12,249.00
 7/31/2007               12,323.87               12,229.00
 8/31/2007               12,697.20               12,597.00
 9/30/2007               13,351.51               13,231.00
10/31/2007               14,296.88               14,172.00
11/30/2007               13,353.20               13,231.00
12/31/2007               13,332.73               13,190.00
 1/31/2008               11,776.64               11,656.00
 2/29/2008               11,172.55               11,043.00
 3/31/2008               11,409.81               11,268.00
 4/30/2008               12,280.16               12,127.00
 5/31/2008               13,027.33               12,863.00
 6/30/2008               11,775.32               11,616.00
 7/31/2008               11,854.28               11,677.00
 8/31/2008               12,014.84               11,840.00
 9/30/2008               10,232.44               10,061.00
10/31/2008                8,566.64                8,425.00
11/30/2008                7,620.03                7,485.00
12/31/2008                7,789.85                7,648.00
 1/31/2009                7,589.28                7,444.00
 2/28/2009                7,194.09                7,055.00
 3/31/2009                7,969.75                7,812.00
 4/30/2009                8,985.69                8,814.00
 5/31/2009                9,263.41                9,080.00
 6/30/2009                9,534.49                9,325.00
 7/31/2009               10,350.86               10,123.00
 8/31/2009               10,503.33               10,266.00
 9/30/2009               11,112.12               10,859.00
10/31/2009               10,779.42               10,511.00
11/30/2009               11,440.25               11,166.00
12/31/2009               12,044.15               11,738.00
 1/31/2010               11,274.18               10,982.00
 2/28/2010               11,791.16               11,472.00
 3/31/2010               12,699.27               12,352.00
 4/30/2010               12,978.62               12,618.00
 5/31/2010               12,030.68               11,697.00
 6/30/2010               11,300.67               10,961.00
 7/31/2010               12,114.66               11,759.00
 8/31/2010               11,500.55               11,145.00
 9/30/2010               13,003.79               12,597.00
10/31/2010               13,830.24               13,395.00
11/30/2010               13,808.76               13,354.00
12/31/2010               14,470.33               13,984.00
 1/31/2011               14,890.82               14,394.00
 2/28/2011               15,356.96               14,824.00
 3/31/2011               15,283.51               14,742.00
 4/30/2011               15,713.08               15,152.00
 5/31/2011               15,529.60               14,967.00
 6/30/2011               15,227.03               14,660.00
 7/31/2011               15,480.70               14,906.00
 8/31/2011               14,708.54               14,148.00
 9/30/2011               14,043.27               13,493.00
10/31/2011               15,501.05               14,885.00
11/30/2011               15,108.68               14,496.00
12/31/2011               14,999.84               14,391.00
 1/31/2012               16,257.30               15,579.00
 2/29/2012               17,309.62               16,591.00
 3/31/2012               18,186.42               17,405.00
 4/30/2012               17,986.79               17,207.00
 5/31/2012               16,703.15               15,975.00
 6/30/2012               17,315.57               16,547.00
 7/31/2012               17,500.17               16,723.00
 8/31/2012               18,399.82               17,559.00
 9/30/2012               18,589.69               17,735.00
10/31/2012               17,595.73               16,767.00
11/30/2012               17,846.83               17,009.00
12/31/2012               17,752.40               16,903.00
 1/31/2013               18,225.43               17,347.00
 2/28/2013               18,314.66               17,414.00
 3/31/2013               18,862.46               17,925.00
 4/30/2013               19,195.47               18,369.00
 5/31/2013               20,010.27               19,013.00
 6/30/2013               19,525.35               18,547.00
 7/31/2013               20,772.22               19,702.00
 8/31/2013               20,712.92               19,635.00
 9/30/2013               21,696.48               20,568.00
10/31/2013               22,783.93               21,590.00
11/30/2013               23,590.22               22,323.00
12/31/2013               24,306.02               22,988.00
 1/31/2014               23,841.89               22,542.00
 2/28/2014               25,073.67               23,700.00
 3/31/2014               24,407.28               23,099.00
 4/30/2014               24,325.50               22,965.00
 5/31/2014               25,432.73               24,012.00
 6/30/2014               26,217.92               24,725.00
 7/31/2014               26,524.50               25,015.00
 8/31/2014               27,876.77               26,262.00
 9/30/2014               27,667.43               26,062.00
10/31/2014               28,418.42               26,752.00
11/30/2014               29,708.38               27,955.00
12/31/2014               29,022.26               27,299.00
 1/31/2015               28,434.39               26,718.00
 2/28/2015               30,494.19               28,638.00
 3/31/2015               29,784.15               27,968.00
 4/30/2015               30,346.22               28,482.00
 5/31/2015               31,048.56               29,129.00
 6/30/2015               30,303.89               28,415.00
 7/31/2015               31,643.51               29,665.00
 8/31/2015               29,535.30               27,656.00
 9/30/2015               28,902.28               27,053.00
10/31/2015               32,151.73               30,089.00
11/30/2015               32,330.32               30,245.00
12/31/2015               31,852.16               29,780.00
 1/31/2016               29,688.53               27,740.00
 2/29/2016               29,214.31               27,281.00
 3/31/2016               31,196.59               29,115.00
 4/30/2016               30,222.61               28,198.00
 5/31/2016               31,568.43               29,436.00
 6/30/2016               30,841.23               28,749.00

                                   [END CHART]

                          Data from 6/30/06 to 6/30/16.

The graph illustrates how a $10,000 hypothetical investment in the USAA
Nasdaq-100 Index Fund closely tracks the Nasdaq-100 Index, an unmanaged modified capitalization-weighted index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market(R) based on market capitalization.

"Nasdaq-100(R)," "Nasdaq-100 Index(R)," and "Nasdaq(R)" are trademarks or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for our use. THE CORPORATIONS MAKE
NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX
FUND. The Fund is not sponsored, sold, or promoted by The Nasdaq Stock Market,
Inc., and The Nasdaq Stock Market, Inc. makes no representation regarding the advisability of investing in the Fund. Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                       o TOP 10 EQUITY HOLDINGS - 6/30/16 o
                                (% of Net Assets)

Apple, Inc. ................................................................  10.1%
Microsoft Corp. ............................................................   7.7%
Amazon.com, Inc. ...........................................................   6.5%
Facebook, Inc. "A" .........................................................   5.1%
Alphabet, Inc. "C" .........................................................   4.5%
Alphabet, Inc. "A" .........................................................   3.9%
Comcast Corp. "A" ..........................................................   3.0%
Intel Corp. ................................................................   3.0%
Cisco Systems, Inc. ........................................................   2.8%
Amgen, Inc. ................................................................   2.2%

You will find a complete list of securities that the Fund owns on pages 7-12.

                        o SECTOR ALLOCATION* - 6/30/16 o

                        [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                   54.1%
CONSUMER DISCRETIONARY                                                   21.5%
HEALTH CARE                                                              12.2%
CONSUMER STAPLES                                                          7.3%
INDUSTRIALS                                                               1.8%
TELECOMMUNICATION SERVICES                                                1.2%

                                   [END CHART]

*Excludes Money Market Instruments and Futures.

Percentages are of the net assets of the Fund, and may not equal 100%.

================================================================================

6  | USAA NASDAQ-100 INDEX FUND

================================================================================

PORTFOLIO OF INVESTMENTS

June 30, 2016 (unaudited)

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES    SECURITY                                                                                  (000)
------------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (98.1%)

             COMMON STOCKS (98.1%)

             CONSUMER DISCRETIONARY (21.5%)
             ------------------------------
             APPAREL RETAIL (0.5%)
    72,808   Ross Stores, Inc.                                                                      $  4,128
                                                                                                    --------
             AUTOMOBILE MANUFACTURERS (0.6%)
    26,735   Tesla Motors, Inc.*                                                                       5,675
                                                                                                    --------
             AUTOMOTIVE RETAIL (0.5%)
    17,478   O'Reilly Automotive, Inc.*                                                                4,738
                                                                                                    --------
             BROADCASTING (0.2%)
    27,298   Discovery Communications, Inc. "A"*                                                         689
    45,056   Discovery Communications, Inc. "C"*                                                       1,074
                                                                                                    --------
                                                                                                       1,763
                                                                                                    --------
             CABLE & SATELLITE (5.3%)
    48,997   Charter Communications, Inc. "A"*                                                        11,203
   438,106   Comcast Corp. "A"                                                                        28,560
    41,001   DISH Network Corp. "A"*                                                                   2,148
    51,613   Liberty Global plc "A"*                                                                   1,500
   118,640   Liberty Global plc "C"*                                                                   3,399
        65   Liberty Global plc LiLAC "A"*                                                                 2
       153   Liberty Global plc LiLAC "C"*                                                                 5
   898,466   Sirius XM Holdings, Inc.*                                                                 3,549
                                                                                                    --------
                                                                                                      50,366
                                                                                                    --------
             CATALOG RETAIL (0.2%)
    81,809   Liberty Interactive Corp. "A"*                                                            2,076
                                                                                                    --------
             GENERAL MERCHANDISE STORES (0.4%)
    42,685   Dollar Tree, Inc.*                                                                        4,023
                                                                                                    --------
             HOMEFURNISHING RETAIL (0.1%)
    27,968   Bed Bath & Beyond, Inc.                                                                   1,209
                                                                                                    --------
             HOTELS, RESORTS & CRUISE LINES (0.5%)
    46,067   Marriott International, Inc. "A"                                                          3,061
    41,134   Norwegian Cruise Line Holdings Ltd.*                                                      1,639
                                                                                                    --------
                                                                                                       4,700
                                                                                                    --------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  7

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            INTERNET RETAIL (9.6%)
    85,497  Amazon.com, Inc.*(a)                                                                    $ 61,183
    67,514  Ctrip.com International Ltd. ADR*                                                          2,782
    24,640  Expedia, Inc.                                                                              2,619
   164,627  JD.com, Inc. ADR*                                                                          3,495
    24,544  Liberty Ventures "A"*                                                                        910
    77,609  Netflix, Inc.*                                                                             7,100
     8,995  Priceline Group, Inc.*                                                                    11,229
    24,070  TripAdvisor, Inc.*                                                                         1,548
                                                                                                    --------
                                                                                                      90,866
                                                                                                    --------
            LEISURE PRODUCTS (0.2%)
    61,689  Mattel, Inc.                                                                               1,930
                                                                                                    --------
            MOVIES & ENTERTAINMENT (1.3%)
   198,541  Twenty-First Century Fox, Inc. "A"                                                         5,370
   144,686  Twenty-First Century Fox, Inc. "B"                                                         3,943
    62,806  Viacom, Inc. "B"                                                                           2,605
                                                                                                    --------
                                                                                                      11,918
                                                                                                    --------
            RESTAURANTS (1.6%)
   265,449  Starbucks Corp.                                                                           15,162
                                                                                                    --------
            SPECIALTY STORES (0.5%)
    24,177  Tractor Supply Co.                                                                         2,205
    11,349  Ulta Salon, Cosmetics & Fragrance, Inc.*                                                   2,765
                                                                                                    --------
                                                                                                       4,970
                                                                                                    --------
            Total Consumer Discretionary                                                             203,524
                                                                                                    --------
            CONSUMER STAPLES (7.3%)
            -----------------------
            DRUG RETAIL (1.7%)
   195,744  Walgreens Boots Alliance, Inc.                                                            16,300
                                                                                                    --------
            FOOD RETAIL (0.2%)
    58,168  Whole Foods Market, Inc.                                                                   1,863
                                                                                                    --------
            HYPERMARKETS & SUPER CENTERS (1.3%)
    79,555  Costco Wholesale Corp.                                                                    12,493
                                                                                                    --------
            PACKAGED FOODS & MEAT (3.4%)
   220,335  Kraft Heinz Co.                                                                           19,495
   281,239  Mondelez International, Inc. "A"                                                          12,799
                                                                                                    --------
                                                                                                      32,294
                                                                                                    --------
            SOFT DRINKS (0.7%)
    36,792  Monster Beverage Corp.*                                                                    5,913
                                                                                                    --------
            Total Consumer Staples                                                                    68,863
                                                                                                    --------

================================================================================

8  | USAA NASDAQ-100 INDEX FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            HEALTH CARE (12.2%)
            -------------------
            BIOTECHNOLOGY (8.9%)
    40,592  Alexion Pharmaceuticals, Inc.*                                                          $  4,739
   136,123  Amgen, Inc.                                                                               20,711
    39,693  Biogen, Inc.*                                                                              9,599
    29,407  BioMarin Pharmaceutical, Inc.*                                                             2,288
   140,360  Celgene Corp.*                                                                            13,844
   241,331  Gilead Sciences, Inc.                                                                     20,132
    33,996  Incyte Corp.*                                                                              2,719
    18,694  Regeneron Pharmaceuticals, Inc.*                                                           6,528
    44,820  Vertex Pharmaceuticals, Inc.*                                                              3,855
                                                                                                    --------
                                                                                                      84,415
                                                                                                    --------
            HEALTH CARE DISTRIBUTORS (0.3%)
    14,869  Henry Schein, Inc.*                                                                        2,629
                                                                                                    --------
            HEALTH CARE EQUIPMENT (0.5%)
     6,897  Intuitive Surgical, Inc.*                                                                  4,562
                                                                                                    --------
            HEALTH CARE SERVICES (0.9%)
   114,615  Express Scripts Holding Co.*                                                               8,688
                                                                                                    --------
            HEALTH CARE SUPPLIES (0.3%)
    42,440  Dentsply Sirona, Inc.                                                                      2,633
                                                                                                    --------
            HEALTH CARE TECHNOLOGY (0.4%)
    61,260  Cerner Corp.*                                                                              3,590
                                                                                                    --------
            LIFE SCIENCES TOOLS & SERVICES (0.4%)
    26,667  Illumina, Inc.*                                                                            3,743
                                                                                                    --------
            PHARMACEUTICALS (0.5%)
    40,553  Endo International plc*                                                                      632
    92,112  Mylan N.V.*                                                                                3,983
                                                                                                    --------
                                                                                                       4,615
                                                                                                    --------
            Total Health Care                                                                        114,875
                                                                                                    --------
            INDUSTRIALS (1.8%)
            ------------------
            AIRLINES (0.3%)
   104,762  American Airlines Group, Inc.                                                              2,966
                                                                                                    --------
            CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
    63,504  PACCAR, Inc.                                                                               3,294
                                                                                                    --------
            ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
    15,386  Stericycle, Inc.*                                                                          1,602
                                                                                                    --------
            RAILROADS (0.5%)
   173,208  CSX Corp.                                                                                  4,517
                                                                                                    --------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            RESEARCH & CONSULTING SERVICES (0.3%)
    30,473  Verisk Analytics, Inc.*                                                                 $  2,471
                                                                                                    --------
            TRADING COMPANIES & DISTRIBUTORS (0.2%)
    52,348  Fastenal Co.                                                                               2,323
                                                                                                    --------
            Total Industrials                                                                         17,173
                                                                                                    --------
            INFORMATION TECHNOLOGY (54.1%)
            ------------------------------
            APPLICATION SOFTWARE (1.9%)
    90,644  Adobe Systems, Inc.*                                                                       8,683
    40,697  Autodesk, Inc.*                                                                            2,203
    28,099  Citrix Systems, Inc.*                                                                      2,251
    46,367  Intuit, Inc.                                                                               5,175
                                                                                                    --------
                                                                                                      18,312
                                                                                                    --------
            COMMUNICATIONS EQUIPMENT (2.8%)
   911,407  Cisco Systems, Inc.                                                                       26,148
                                                                                                    --------
            DATA PROCESSING & OUTSOURCED SERVICES (2.5%)
    82,548  Automatic Data Processing, Inc.                                                            7,584
    40,289  Fiserv, Inc.*                                                                              4,381
    65,259  Paychex, Inc.                                                                              3,883
   219,624  PayPal Holdings, Inc.*                                                                     8,018
                                                                                                    --------
                                                                                                      23,866
                                                                                                    --------
            HOME ENTERTAINMENT SOFTWARE (1.0%)
   133,770  Activision Blizzard, Inc.                                                                  5,301
    54,653  Electronic Arts, Inc.*                                                                     4,141
                                                                                                    --------
                                                                                                       9,442
                                                                                                    --------
            INTERNET SOFTWARE & SERVICES (16.1%)
    31,817  Akamai Technologies, Inc.*                                                                 1,780
    53,215  Alphabet, Inc. "A"*(a)                                                                    37,438
    62,233  Alphabet, Inc. "C"*                                                                       43,071
    49,654  Baidu, Inc. ADR*                                                                           8,200
   208,181  eBay, Inc.*                                                                                4,874
   418,919  Facebook, Inc. "A"*                                                                       47,874
    13,837  NetEase, Inc. ADR                                                                          2,674
   172,125  Yahoo! Inc.*                                                                               6,465
                                                                                                    --------
                                                                                                     152,376
                                                                                                    --------
            IT CONSULTING & OTHER SERVICES (0.7%)
   109,785  Cognizant Technology Solutions Corp. "A"*                                                  6,284
                                                                                                    --------

================================================================================

10  | USAA NASDAQ-100 INDEX FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            SEMICONDUCTOR EQUIPMENT (0.7%)
   197,357  Applied Materials, Inc.                                                                 $  4,731
    28,919  Lam Research Corp.                                                                         2,431
                                                                                                    --------
                                                                                                       7,162
                                                                                                    --------
            SEMICONDUCTORS (9.3%)
    55,695  Analog Devices, Inc.                                                                       3,154
    70,751  Broadcom Ltd.                                                                             10,995
   855,647  Intel Corp.                                                                               28,065
    43,326  Linear Technology Corp.                                                                    2,016
    51,520  Maxim Integrated Products, Inc.                                                            1,839
   187,911  Micron Technology, Inc.*                                                                   2,586
    96,764  NVIDIA Corp.                                                                               4,549
    62,070  NXP Semiconductors N.V.*                                                                   4,862
   266,173  QUALCOMM, Inc.(a)                                                                         14,259
    34,472  Skyworks Solutions, Inc.                                                                   2,181
   181,973  Texas Instruments, Inc.                                                                   11,401
    45,976  Xilinx, Inc.                                                                               2,121
                                                                                                    --------
                                                                                                      88,028
                                                                                                    --------
            SYSTEMS SOFTWARE (8.5%)
    75,523  CA, Inc.                                                                                   2,479
    31,073  Check Point Software Technologies Ltd.*                                                    2,476
 1,424,349  Microsoft Corp.(a)                                                                        72,884
   110,948  Symantec Corp.                                                                             2,279
                                                                                                    --------
                                                                                                      80,118
                                                                                                    --------
            TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (10.6%)
   992,532  Apple, Inc.(a)                                                                            94,886
    52,386  NetApp, Inc.                                                                               1,288
    53,998  Seagate Technology plc                                                                     1,315
    51,012  Western Digital Corp.                                                                      2,411
                                                                                                    --------
                                                                                                      99,900
                                                                                                    --------
            Total Information Technology                                                             511,636
                                                                                                    --------
            TELECOMMUNICATION SERVICES (1.2%)
            ---------------------------------
            WIRELESS TELECOMMUNICATION SERVICES (1.2%)
    22,745  SBA Communications Corp. "A"*                                                              2,455
   148,980  T-Mobile US, Inc.*                                                                         6,446
    70,280  Vodafone Group plc ADR                                                                     2,171
                                                                                                    --------
                                                                                                      11,072
                                                                                                    --------
            Total Telecommunication Services                                                          11,072
                                                                                                    --------
            Total Common Stocks                                                                      927,143
                                                                                                    --------
            Total Equity Securities (cost: $628,948)                                                 927,143
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                                MARKET
$(000)/                                                                                                VALUE
SHARES      SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (1.8%)

            MONEY MARKET FUNDS (1.5%)
14,470,656  State Street Institutional Liquid Reserves Fund Premier Class, 0.47%(b)                 $ 14,471
                                                                                                    --------
            U.S. TREASURY BILLS (0.3%)
$    2,310  0.31%, 9/15/2016(c),(d)                                                                 $  2,309
                                                                                                    --------
            Total Money Market Instruments (cost: $16,779)                                            16,780
                                                                                                    --------

            TOTAL INVESTMENTS (COST: $645,727)                                                      $943,923
                                                                                                    ========

-----------------------------------------------------------------------------------------------------------
                                                                                                  UNREALIZED
NUMBER OF                                                                         CONTRACT     APPRECIATION/
CONTRACTS                                                            EXPIRATION     VALUE     (DEPRECIATION)
LONG/(SHORT)                                                            DATE        (000)              (000)
------------------------------------------------------------------------------------------------------------
            FUTURES (1.8%)
       198  Nasdaq 100 E-Mini Index                                 09/16/2016    $17,452              $167
                                                                                  =======              ====

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1               LEVEL 2           LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------------------
Equity Securities:
   Common Stocks                            $927,143                    $-                $-        $927,143

Money Market Instruments:
   Money Market Funds                         14,471                     -                 -          14,471
   U.S. Treasury Bills                         2,309                     -                 -           2,309
Futures(1)                                       167                     -                 -             167
------------------------------------------------------------------------------------------------------------
Total                                       $944,090                    $-                $-        $944,090
------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of January 1, 2016, through June 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

12  | USAA NASDAQ-100 INDEX FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
   100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR  American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
        dollars.

o  SPECIFIC NOTES

   (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at June 30, 2016.

   (b) Rate represents the money market fund annualized seven-day yield at June
       30, 2016.

   (c) Securities with a value of $2,309,000 are segregated as collateral for initial margin requirements on open futures contracts.

   (d) Rate represents an annualized yield at time of purchase, not coupon rate.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  13

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $645,727)                            $943,923
   Receivables:
       Capital shares sold                                                                     1,303
       Dividends and interest                                                                    366
       Securities sold                                                                           779
       Other                                                                                       8
   Variation margin on futures contracts                                                         175
                                                                                            --------
             Total assets                                                                    946,554
                                                                                            --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                   581
       Bank overdraft                                                                            740
   Accrued management fees                                                                       155
   Accrued transfer agent's fees                                                                  41
   Other accrued expenses and payables                                                            60
                                                                                            --------
             Total liabilities                                                                 1,577
                                                                                            --------
                 Net assets applicable to capital shares outstanding                        $944,977
                                                                                            ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                          $647,733
   Accumulated undistributed net investment income                                             9,069
   Accumulated net realized loss on investments and futures transactions                     (10,188)
   Net unrealized appreciation of investments and futures contracts                          298,363
                                                                                            --------
                 Net assets applicable to capital shares outstanding                        $944,977
                                                                                            ========
   Capital shares outstanding, unlimited number of shares
        authorized, no par value                                                              75,350
                                                                                            ========
   Net asset value, redemption price, and offering price per share                          $  12.54
                                                                                            ========

See accompanying notes to financial statements.

================================================================================

14  | USAA NASDAQ-100 INDEX FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                $  6,163
   Interest                                                                                       50
                                                                                            --------
      Total income                                                                             6,213
                                                                                            --------
EXPENSES
   Management fees                                                                               905
   Administration and servicing fees                                                             679
   Transfer agent's fees                                                                         576
   Custody and accounting fees                                                                    59
   Postage                                                                                        26
   Shareholder reporting fees                                                                     12
   Trustees' fees                                                                                 15
   Registration fees                                                                              45
   Professional fees                                                                              57
   Other                                                                                         105
                                                                                            --------
             Total expenses                                                                    2,479
                                                                                            --------
NET INVESTMENT INCOME                                                                          3,734
                                                                                            --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS
   Net realized loss on:
      Investments                                                                             (1,743)
      Futures transactions                                                                      (676)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                            (32,965)
      Futures contracts                                                                          383
                                                                                            --------
             Net realized and unrealized loss                                                (35,001)
                                                                                            --------
   Decrease in net assets resulting from operations                                         $(31,267)
                                                                                            ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended June 30, 2016 (unaudited), and year ended December 31,
2015

----------------------------------------------------------------------------------------------------

                                                                            6/30/2016     12/31/2015
----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                   $   3,734       $   5,163
   Net realized gain (loss) on investments                                    (1,743)          7,879
   Net realized gain (loss) on futures transactions                             (676)          4,871
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                           (32,965)         52,425
       Futures contracts                                                         383             (78)
                                                                           -------------------------
       Increase (decrease) in net assets resulting from operations           (31,267)         70,260
                                                                           -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                           -          (5,666)
   Net realized gains                                                              -         (19,044)
                                                                           -------------------------
       Distributions to shareholders                                               -         (24,710)
                                                                           -------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                 165,362         329,154
   Reinvested dividends                                                            -          24,318
   Cost of shares redeemed                                                  (124,122)       (170,627)
                                                                           -------------------------
       Increase in net assets from capital share transactions                 41,240         182,845
                                                                           -------------------------
   Capital contribution from USAA Transfer Agency Company                          -               5
                                                                           -------------------------
   Net increase in net assets                                                  9,973         228,400

NET ASSETS
   Beginning of period                                                       935,004         706,604
                                                                           -------------------------
   End of period                                                           $ 944,977       $ 935,004
                                                                           =========================
Accumulated undistributed net investment income:
   End of period                                                           $   9,069       $   5,335
                                                                           =========================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                                 13,449          25,772
  Shares issued for dividends reinvested                                           -           1,846
  Shares redeemed                                                            (10,084)        (13,425)
                                                                           -------------------------
     Increase in shares outstanding                                            3,365          14,193
                                                                           =========================

See accompanying notes to financial statements.

================================================================================

16  | USAA NASDAQ-100 INDEX FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Nasdaq-100 Index Fund (the Fund), which is classified as nondiversified under the 1940 Act. The Fund seeks to match, before fees and expenses, the performance of the stocks composing the
Nasdaq-100 Index. The Nasdaq-100 Index represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market. USAA Asset Management
Company (the Manager), an affiliate of the Fund, has retained Northern Trust
Investments, Inc. (NTI) to serve as subadviser for the Fund. NTI is responsible for investing the Fund's assets. Under normal market conditions, NTI attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the common stocks of companies composing the Nasdaq-100 Index.

As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the
Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
   established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the
   New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade.
      Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are

================================================================================

18  | USAA NASDAQ-100 INDEX FUND

================================================================================

      categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in
      Level 2 of the fair value hierarchy.

   2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

   3. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The
      Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy;
      however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

   4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

   5. Repurchase agreements are valued at cost.

   6. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

   7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

      securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems.
      General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted)
   in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

20  | USAA NASDAQ-100 INDEX FUND

================================================================================

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at June 30, 2016, did not include master netting provisions.

   FUTURES CONTRACTS - The Fund is subject to cash flow and tracking error risk in the normal course of pursuing its investment objectives. The Fund may use stock index futures contracts in an attempt to reduce any performance discrepancies between the Fund and the Nasdaq-100 Index. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the
   Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the
   Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

   securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JUNE 30, 2016*
   (IN THOUSANDS)

                                         ASSET DERIVATIVES                     LIABILITY DERIVATIVES
   ----------------------------------------------------------------------------------------------------
                                     STATEMENT OF                       STATEMENT OF
   DERIVATIVES NOT                   ASSETS AND                         ASSETS AND
   ACCOUNTED FOR AS                  LIABILITIES                        LIABILITIES
   HEDGING INSTRUMENTS               LOCATION          FAIR VALUE       LOCATION             FAIR VALUE
   ----------------------------------------------------------------------------------------------------
   Equity Contracts                  Net Unrealized      167**               -                   $-
                                     appreciation of
                                     investments and
                                     futures contracts
   ----------------------------------------------------------------------------------------------------

    * For open derivative instruments as of June 30, 2016, see the Portfolio of
      Investments, which also is indicative of activity for the six-month period ended June 30, 2016.

   ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

   THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE
   SIX-MONTH PERIOD ENDED JUNE 30, 2016 (IN THOUSANDS)

                                                                                         CHANGE IN
                                                                                         UNREALIZED
   DERIVATIVES NOT                                                   REALIZED GAIN       APPRECIATION/
   ACCOUNTED FOR AS                 STATEMENT OF                     (LOSS) ON           (DEPRECIATION)
   HEDGING INSTRUMENTS              OPERATIONS LOCATION              DERIVATIVES         ON DERIVATIVES
   ----------------------------------------------------------------------------------------------------
   Equity contracts                 Net realized loss on                $(676)               $383
                                    Futures transactions /
                                    Change in net unrealized
                                    appreciation/(depreciation)
                                    of Futures contracts
   ----------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the
   Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost

================================================================================

22  | USAA NASDAQ-100 INDEX FUND

================================================================================

   basis. Dividend income, less foreign taxes, if any, is recorded on the ex-
   dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended June 30, 2016, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The
   Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with
   U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

require the untimely disposition of securities. Subject to availability, the
Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the six-month period ended June 30, 2016, the Fund paid CAPCO facility fees of $3,000, which represents 1.3% of the total fees paid to CAPCO by the USAA
Funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of December 31,
2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended June 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the

================================================================================

24  | USAA NASDAQ-100 INDEX FUND

================================================================================

three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended June 30, 2016, were
$92,303,000 and $22,146,000, respectively.

As of June 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of June 30,
2016, were $318,224,000 and $20,028,000, respectively, resulting in net unrealized appreciation of $298,196,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the
   Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

   The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The
   Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100%
   of the Fund's assets, and the Manager could change the allocations without shareholder approval.

   The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average net assets. For the six-month period ended June 30, 2016, the Fund incurred management fees, paid or payable to the Manager, of $905,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment
   Subadvisory Agreement with NTI under which NTI directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the
   Manager).

   The Manager (not the Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $50,000 or a fee at an annual rate equal to 0.06% of the Fund's average net assets on amounts up to $100 million; 0.04% of net assets for amounts over $100 million and up to $250 million; and 0.03% of net assets for amounts over $250 million. For the six-month period ended June 30,
   2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to NTI, of $158,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the
   Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets for the fiscal year. For the six-month period ended June 30, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $679,000.

   In addition to the services provided under its Administration and Servicing
   Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended June 30, 2016, the Fund reimbursed the Manager $13,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder
   Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing

================================================================================

26  | USAA NASDAQ-100 INDEX FUND

================================================================================

   of accounts that are held with such intermediaries. For the six-month period ended June 30, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $576,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                              JUNE 30,                     YEAR ENDED DECEMBER 31,
                            -------------------------------------------------------------------
                                2016           2015       2014       2013      2012        2011
                            -------------------------------------------------------------------
Net asset value at
  beginning of period       $  12.99       $  12.23   $  10.32   $   7.61  $   6.54    $   6.83
                            -------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .05            .08(d)     .09        .06       .05         .01
  Net realized and
    unrealized gain (loss)      (.50)          1.04(d)    1.85       2.68      1.09         .19
                            -------------------------------------------------------------------
Total from investment
  operations                    (.45)          1.12(d)    1.94       2.74      1.14         .20
                            -------------------------------------------------------------------
Less distributions from:
  Net investment income            -           (.08)      (.03)      (.03)     (.06)          -
  Realized capital gains           -           (.28)         -          -      (.01)       (.49)
                            -------------------------------------------------------------------
Total distributions                -           (.36)      (.03)      (.03)     (.07)       (.49)
                            -------------------------------------------------------------------
Net asset value at
  end of period             $  12.54       $  12.99   $  12.23   $  10.32  $   7.61    $   6.54
                            ===================================================================
Total return (%)*              (3.46)          9.09      18.75      36.00     17.46        2.90
Net assets at
  end of period (000)       $944,977       $935,004   $706,604   $460,689  $309,634    $218,220
Ratios to average
  net assets:**
  Expenses (%)(c)                .55(b)         .57        .59        .64(a)    .71         .78
  Expenses, excluding
    reimbursements (%)(c)        .55(b)         .57        .59        .64       .75         .95
  Net investment income (%)      .83(b)         .62       1.04        .77       .80         .16
Portfolio turnover (%)             2             10          6         11        10          27

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $909,606,000.
(a) Prior to May 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.78% of the Fund's average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                   -              -          -       (.00%)(+) (.00%)(+)   (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Calculated using average shares.

================================================================================

28  | USAA NASDAQ-100 INDEX FUND

================================================================================

EXPENSE EXAMPLE

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2016, through June
30, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  29

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING                ENDING              DURING PERIOD*
                                          ACCOUNT VALUE          ACCOUNT VALUE         JANUARY 1, 2016 -
                                         JANUARY 1, 2016         JUNE 30, 2016           JUNE 30, 2016
                                         ---------------------------------------------------------------
Actual                                      $1,000.00             $  965.40                   $2.69

Hypothetical
 (5% return before expenses)                 1,000.00              1,022.13                    2.77

*Expenses are equal to the Fund's annualized expense ratio of 0.55%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (3.46)% for the six-month period of January
 1, 2016, through June 30, 2016.

================================================================================

30  | USAA NASDAQ-100 INDEX FUND

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and
Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management.
The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and
Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory
Agreement with management and with experienced counsel retained by the
Independent Trustees (Independent Counsel) and received materials from such
Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory
Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement
with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

performance and related services provided by the Manager and by the Subadviser.
At the meeting at which the renewal of the Advisory Agreement and Subadvisory
Agreement is considered, particular focus is given to information concerning
Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the
Subadviser is an ongoing one. In this regard, the Board's and its committees'
consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the
Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The
Board considered the fees paid to the Manager and the services provided to the
Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

================================================================================

32  | USAA NASDAQ-100 INDEX FUND

================================================================================

The Board considered the Manager's management style and the performance of the
Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The
Board discussed the Manager's effectiveness in monitoring the performance of the
Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes.
The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the
Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objectives and classifications, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group")
and (ii) a larger group of investment companies that includes all front-end and no-load retail open-end investment companies with similar investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe").

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe.
The Board took into account the various services provided to the Fund by the
Manager and its affiliates, including the nature and high quality of the services provided by the Manager. The Board also considered the level of correlation between the Nasdaq-100 Index and the Fund and the relatively low tracking error between the Fund and the index and noted that it reviews such information on a quarterly basis. The Board also noted the level and method of computing the management fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The
Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the
Advisory Agreement, including, among other information, a comparison of the
Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with similar classifications/objectives as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 20% of its performance universe for the one-year period ended December 31, 2015 and was in the top 2% of its performance universe for the three-, five-, and ten-year periods ended December
31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered

================================================================================

34  | USAA NASDAQ-100 INDEX FUND

================================================================================

by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the
Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the
Manager may derive reputational and other benefits from its association with the
Fund. The Trustees recognized that the Manager should be able to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also noted that if the
Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also considered the fact that the Manager pays the Fund's subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be

================================================================================

                                                     ADVISORY AGREEMENT(S) |  35

================================================================================

provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund, if any, is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory
Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent
Trustees, voted to approve the Subadvisory Agreement. In approving the
Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The
Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's

================================================================================

36  | USAA NASDAQ-100 INDEX FUND

================================================================================

monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the
Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length.
For the above reasons, the Board determined that the profitability of the
Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the
Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the
Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the
Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser.
As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2015, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the
Subadviser.

CONCLUSIONS - The Board reached the following conclusions regarding the
Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  37

================================================================================

policies; (ii) the Subadviser maintains an appropriate compliance program; (iii)
the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the
Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

38  | USAA NASDAQ-100 INDEX FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
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   =============================================================================
   37758-0816                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                                [GRAPHIC OF USAA GLOBAL MANAGED VOLATILITY FUND]

 ============================================================

         SEMIANNUAL REPORT
         USAA GLOBAL MANAGED VOLATILITY FUND
         FUND SHARES o INSTITUTIONAL SHARES
         JUNE 30, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE BELIEVE HOWEVER, THAT IT'S IMPORTANT FOR
INVESTORS TO STAY FOCUSED ON THEIR LONG-TERM        [PHOTO OF BROOKS ENGLEHARDT]
OBJECTIVES, USING AN INVESTMENT PLAN THAT IS
BASED ON THEIR TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

AUGUST 2016

The reporting period ended June 30, 2016, started and ended in a dramatic fashion. During the first six weeks of 2016, worries about global economic growth drove an increase in volatility and a steep sell-off in global stocks.
Although the decline was followed by a strong rally, market uncertainty continued throughout the reporting period. Volatility spiked in the final days of June 2016, as new concerns about the global economy and the United Kingdom's unexpected vote to exit the European Union ("Brexit") rattled the financial markets. When all was said and done, the broad U.S. stock market finished in positive territory--near its high for the reporting period. In general,
non-U.S. stock indexes were down slightly.

The strong performance of U.S. stocks was due in part to the growth of the U.S.
economy, which continued to outperform the world's other large economies. That said, the U.S. economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to escape a recession and return to a normal rate of economic growth. Slower spending by households that are seeking to reduce their debt has impeded the recovery. Also, while the American consumer was expected to benefit from the huge drop in the price of oil, savings at the pump were offset by higher costs in other parts of the economy, including housing and health care. As a result, consumer spending has been lower than expected.

In response to the unexpected soft market and what the Federal Reserve (the Fed)
chair Janet Yellen termed "sizable" economic uncertainties, the Fed backed off its earlier guidance and did not raise interest rates during the reporting period. Fed policymakers have indicated their desire to increase interest rates to what they consider "normal levels," if only to have more policy tools at their disposal in case of a recession. In our view, the Fed will likely remain on a "lower for longer" track to avoid derailing U.S. economic growth.
Furthermore, the market volatility that was unleashed by the "Brexit" vote may lead the Fed to scale back further its plans for interest rate increases this year and in 2017.

Meanwhile, corporate earnings during the reporting period were disappointing.
In the first quarter of 2016, for example, the companies in the S&P 500(R) Index experienced a fourth consecutive quarter of year-over-year earnings declines. To

================================================================================

================================================================================

compensate for this, many companies have cut operating costs, reduced capital spending, and bought back shares. However, we think they may have extracted most of what they can using these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Because of heightened volatility during the reporting period, investors generally favored safe-haven assets, such as gold and U.S. Treasuries. In mid-June 2016, for example, strong demand drove 10-year U.S. Treasury yields--which move in the opposite direction of prices--to their lowest level since 2012. On July 5th, just two trading days after the end of the reporting period, 10-year Treasury yields sank to a record low of 1.37% amid ongoing uncertainty about the impact of "Brexit". Government bond yields around the world also fell, reflecting persistent worries about weak global growth and limits to what central banks can do to support their economies through monetary stimulus.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation relative to the risks assumed. We believe however, that it's important for investors to stay focused on their long-term objectives, using an investment plan that is based on their time horizon and risk tolerance. Market conditions are always in fluctuation and time horizon matters--even price movements like those seen during the reporting period have historically smoothed out in the long term. A plan can also keep you from making hasty portfolio decisions based on market turmoil, while giving you flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

On behalf of all of us at USAA Investments, thank you for the opportunity to help you achieve your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. o Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities market. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         13

    Financial Statements                                                      14

    Notes to Financial Statements                                             18

EXPENSE EXAMPLE                                                               35

ADVISORY AGREEMENT(S)                                                         37

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

208364-0816

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GLOBAL MANAGED VOLATILITY FUND (THE FUND) SEEKS TO ATTAIN LONG-TERM
CAPITAL APPRECIATION WHILE ATTEMPTING TO REDUCE VOLATILITY DURING UNFAVORABLE
MARKET CONDITIONS.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund employs several strategies across multiple asset classes in seeking to achieve its objective. The Fund's principal strategy is to combine a portfolio of domestic and foreign equity and debt securities with the use of alternative investment strategies to provide growth with greater downside risk controls. The
Fund may invest in multiple asset classes including U.S. stocks, non-U.S. stocks in developed and emerging markets, and fixed-income securities. The Fund will move its allocation between these asset classes to take advantage of opportunities and to manage risk. The Fund may engage in active and frequent trading when it reallocates between asset classes. Diversification in the Fund's portfolio is designed to reduce volatility in the Fund's returns over a range of market environments.

The Fund intends to primarily invest in stocks and exchange-traded funds (ETFs)
that invest primarily in stocks and may at times be fully invested in ETFs.
However, there are times when bond markets will provide opportunities for what the Adviser believes to be stock-like returns with equal or less market risk.
These bond market opportunities (including opportunities in the high-yield bond markets) will be considered along with stocks and ETFs in seeking to enhance the performance of the Fund.

In an attempt to reduce the Fund's volatility over time, the Fund may implement an option-based risk-management strategy. This strategy involves purchasing and selling options on component indices or corresponding ETFs. This option strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could experience a loss. The combination of the diversified stock portfolio with the index call and put options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

    [PHOTO OF WASIF A. LATIF]                    [PHOTO OF LANCE HUMPHREY, CFA*]
    WASIF A. LATIF                               LANCE HUMPHREY, CFA*
    USAA Asset                                   USAA Asset
    Management Company                           Management Company

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The investment backdrop for the reporting period ended June 30, 2016 proved highly supportive for stocks. Concerns about global growth receded somewhat due to an impressive recovery in commodity prices and signs of stabilizing economic conditions in China. Global monetary policy, particularly the decisions of the European Central Bank and the Bank of Japan to cut
    interest rates, also was favorable. In addition, a series of U.S. Federal
    Reserve statements gave investors confidence that interest rates would remain low for an extended length of time. A decrease in global bond yields was an additional positive in that it increased investors' willingness to take on the higher risk of owning equities. Although the markets experienced stretches of volatility--most notably in the wake of the United
    Kingdom's vote to leave the European Union ("Brexit")--these factors generally had a beneficial effect on stock prices.

    Emerging markets performed particularly well, as the combination of an increased investor appetite for risk, recovering commodity prices, and low interest rates enabled the asset class to rebound from its weak performance during the past two years. Domestic equities also generated a positive return, thanks in part to the relative strength of the U.S.

    *Effective May 1, 2016, Lance Humphrey began co-managing the Fund.

================================================================================

2  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    economy. However, developed international markets lost ground due to the comparative weakness in Europe and Japan, as well as the late-June 2016 sell-off in European equities sparked by the "Brexit" vote.

o   HOW DID THE USAA GLOBAL MANAGED VOLATILITY FUND (THE FUND) PERFORM DURING
    THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended June 30, 2016, the Fund Shares and Institutional
    Shares had total returns of 1.40% and 1.50%, respectively. This compares to total returns of 1.23% for the MSCI All-Country World Index and 1.23%
    for the Global Managed Volatility Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE DURING THE
    REPORTING PERIOD.

    In managing the Fund, we seek to construct a diversified portfolio of exchange-traded funds (ETFs) that invest in both domestic and international stocks. Rather than focusing entirely on broad-based ETFs, we have established a substantial weighting in ETFs whose holdings are based on specific "factors" that tend to drive performance over time, such as momentum, quality, value, and low volatility. We believe that a portfolio with the optimal combination of geographic and factor exposure can outperform a traditional mix of investments over the long term.

    The Fund's allocation in U.S. equities made a positive overall contribution to performance, as did its weighting in emerging markets.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to page 7 for benchmark definitions.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    However, this was counteracted to some extent by the relative weakness in developed-market international stocks.

    Within the domestic equity portfolio, the strongest gains came from our allocation to the iShares MSCI USA Minimum Volatility ETF, which invests in stocks that have exhibited above-average price stability. The fund tends to have a heavier weighting in traditionally defensive sectors such as utilities and consumer staples, which allowed it to capture the outperformance of these groups. ETFs linked to fundamental and momentum factors also delivered returns in excess of the broader market. However, we lost some ground through a position in the iShares MSCI USA Value Factor
    ETF. The fund's largest sector weightings are in technology, health care, and financials, all of which lagged in the reporting period. It's important to keep in mind that our goal isn't for our holdings to provide across-the-board outperformance, since there will always be certain factors that lag at a given time. Instead, we seek to establish an ideal balance of factors to help the Fund fulfill its goal of positive risk-adjusted performance over the long term.

    The Fund's positions in the emerging markets generated strong gains during the reporting period. The asset class underperformed considerably in 2015 on concerns about slowing growth, but stabilizing economic data from China and improving sentiment in Brazil fueled outperformance over the reporting period. In our view, this helps illustrate the potential benefits of using a long-term strategy rather than overreacting to temporary shifts in sentiment. While all four of the Fund investments rose in value,
    PowerShares FTSE RAFI Emerging Markets Portfolio--which focuses on fundamental factors--led the way.

    Consistent with the larger backdrop, the Fund's allocation to the developed international markets finished with a loss and detracted from performance.
    iShares MSCI EAFE Minimum Volatility ETF was a standout performer, as investors sought relatively safer stocks in reaction to the backdrop of slower growth and the uncertainty surrounding the "Brexit" vote. However, this was outweighed by negative returns for our other five investments in the category. While international stocks continue to offer an attractive valuation relative to the United States, we

================================================================================

4  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    are cautious given weakness in corporate earnings growth and the uncertainty in the macroeconomic environment. We therefore reduced the extent of our overweight in this category during the course of the reporting period.

    The Fund's hedging program, which is designed to help cushion the effect of large stock market sell-offs, had mixed results. Although this strategy helped offset some of the volatility that occurred at various points throughout the reporting period, it was a slight overall detractor given equities' positive performance.

    We made few changes to the portfolio in the reporting period, which reflects our confidence in the Fund's current positioning. We believe the
    Fund's extensive diversification, together with its allocations to ETFs tied to factors that have outperformed the broader market over time, offers investors a unique vehicle for gaining stock-market exposure in their portfolios.

    Thank you for allowing us to help you manage your investments.

    Exchange-traded funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.
    Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, existing bond prices generally fall;
    given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA GLOBAL MANAGED VOLATILITY FUND SHARES
(FUND SHARES) (Ticker Symbol: UGMVX)

--------------------------------------------------------------------------------
                                                6/30/16               12/31/15
--------------------------------------------------------------------------------
Net Assets                                   $14.1 Million         $15.9 Million
Net Asset Value Per Share                        $8.71                 $8.59

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
  12/31/15-6/30/16*               1 YEAR              SINCE INCEPTION 7/12/13
       1.40%                      -4.17%                       0.82%

--------------------------------------------------------------------------------
                      EXPENSE RATIOS AS OF 12/31/15**
--------------------------------------------------------------------------------
BEFORE REIMBURSEMENT          1.51%           AFTER REIMBURSEMENT          1.26%

            (Includes acquired fund fees and expenses of 0.36%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company
(the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's
Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the Fund
Shares is lower than 0.90%, the Fund Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the
Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                GLOBAL MANAGED             USAA GLOBAL
                       MSCI ALL-COUNTRY           VOLATILITY            MANAGED VOLATILITY
                         WORLD INDEX            COMPOSITE INDEX            FUND SHARES
 7/31/2013               $10,000.00              $10,000.00                $10,000.00
 8/31/2013                 9,791.66                9,857.22                  9,808.80
 9/30/2013                10,297.41               10,216.32                 10,181.64
10/31/2013                10,711.29               10,505.37                 10,439.77
11/30/2013                10,862.98               10,612.77                 10,544.93
12/31/2013                11,050.39               10,743.63                 10,660.87
 1/31/2014                10,608.37               10,444.58                 10,316.35
 2/28/2014                11,120.83               10,801.49                 10,660.87
 3/31/2014                11,170.28               10,839.31                 10,699.15
 4/30/2014                11,276.62               10,915.65                 10,756.57
 5/31/2014                11,516.46               11,084.79                 10,861.84
 6/30/2014                11,733.29               11,234.35                 10,947.97
 7/31/2014                11,590.98               11,141.46                 10,766.14
 8/31/2014                11,847.04               11,316.98                 10,919.26
 9/30/2014                11,462.86               11,063.20                 10,613.02
10/31/2014                11,543.56               11,119.56                 10,651.30
11/30/2014                11,736.64               11,253.10                 10,727.86
12/31/2014                11,510.17               11,104.38                 10,445.83
 1/31/2015                11,330.21               10,984.69                 10,341.02
 2/28/2015                11,960.98               11,416.28                 10,853.41
 3/31/2015                11,775.65               11,297.24                 10,678.73
 4/30/2015                12,117.31               11,530.67                 10,934.93
 5/31/2015                12,101.50               11,526.42                 10,911.64
 6/30/2015                11,816.61               11,340.04                 10,690.38
 7/31/2015                11,919.23               11,411.81                 10,725.31
 8/31/2015                11,102.15               10,867.68                 10,038.24
 9/30/2015                10,699.93               10,595.50                  9,723.82
10/31/2015                11,539.72               11,179.53                 10,375.95
11/30/2015                11,444.43               11,118.48                 10,329.37
12/31/2015                11,238.04               10,981.84                 10,103.68
 1/31/2016                10,560.26               10,520.05                  9,598.00
 2/29/2016                10,487.62               10,473.76                  9,480.00
 3/31/2016                11,264.83               11,023.63                 10,127.00
 4/30/2016                11,431.12               11,142.69                 10,268.00
 5/31/2016                11,445.52               11,159.40                 10,233.00
 6/30/2016                11,376.24               11,117.00                 10,245.00

                                   [END CHART]

                         Data from 7/31/13 to 6/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Global Managed Volatility Fund Shares to the following benchmarks:

o   The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o   The Global Managed Volatility Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI All-Country World Index (70%) and the Barclays U.S. Treasury -
    Bills (1-3M) (30%).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index and the Global Managed
Volatility Composite Index is calculated from the end of the month, July 31,
2013, while the Fund Shares initially invested in securities on July 15, 2013.
There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA GLOBAL MANAGED VOLATILITY FUND
INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UGOFX)

--------------------------------------------------------------------------------
                                                6/30/16               12/31/15
--------------------------------------------------------------------------------
Net Assets                                   $196.1 Million       $189.1 Million
Net Asset Value Per Share                        $8.82                 $8.69

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
  12/31/15-6/30/16*      1 YEAR         5 YEARS        SINCE INCEPTION 7/31/08
        1.50%            -4.05%         2.21%                   2.52%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/15**
--------------------------------------------------------------------------------
BEFORE REIMBURSEMENT           1.24%           AFTER REIMBURSEMENT        1.16%

               (Includes acquired fund fees and expenses of 0.36%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company
(the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the
Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the
Institutional Shares is lower than 0.80%, the Institutional Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies.
Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy
(USAA fund-of-funds).

================================================================================

8  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                               GLOBAL MANAGED           USAA GLOBAL MANAGED
                      MSCI ALL-COUNTRY           VOLATILITY               VOLATILITY FUND
                        WORLD INDEX            COMPOSITE INDEX         INSTITUTIONAL SHARES
 7/31/2008               $10,000.00              $10,000.00                 $10,000.00
 8/31/2008                 9,784.46                9,856.35                  10,100.00
 9/30/2008                 8,561.59                9,002.54                   9,260.00
10/31/2008                 6,865.11                7,758.62                   8,820.00
11/30/2008                 6,414.09                7,406.76                   8,450.00
12/31/2008                 6,646.55                7,597.33                   8,671.84
 1/31/2009                 6,078.68                7,144.48                   8,097.08
 2/28/2009                 5,483.51                6,658.30                   7,542.48
 3/31/2009                 5,935.18                7,045.21                   7,865.16
 4/30/2009                 6,635.81                7,632.45                   8,389.50
 5/31/2009                 7,296.99                8,171.30                   8,853.34
 6/30/2009                 7,256.08                8,141.74                   8,934.01
 7/31/2009                 7,894.81                8,645.85                   9,407.94
 8/31/2009                 8,177.17                8,865.34                   9,599.52
 9/30/2009                 8,552.32                9,152.51                   9,932.28
10/31/2009                 8,420.15                9,055.06                   9,821.36
11/30/2009                 8,766.46                9,318.70                  10,133.95
12/31/2009                 8,948.00                9,455.73                  10,310.56
 1/31/2010                 8,561.29                9,171.16                  10,020.12
 2/28/2010                 8,670.35                9,255.38                  10,175.71
 3/31/2010                 9,228.14                9,675.53                  10,528.38
 4/30/2010                 9,243.67                9,690.81                  10,600.99
 5/31/2010                 8,367.32                9,054.07                  10,123.85
 6/30/2010                 8,109.54                8,861.37                   9,729.68
 7/31/2010                 8,769.40                9,368.49                  10,082.35
 8/31/2010                 8,462.83                9,142.25                   9,688.19
 9/30/2010                 9,272.44                9,757.00                  10,227.57
10/31/2010                 9,607.56               10,005.58                  10,331.30
11/30/2010                 9,393.79                9,852.89                  10,227.57
12/31/2010                10,081.68               10,360.55                  10,555.03
 1/31/2011                10,239.89               10,476.21                  10,607.34
 2/28/2011                10,538.07               10,693.22                  10,806.09
 3/31/2011                10,527.55               10,689.41                  10,858.40
 4/30/2011                10,958.25               11,000.20                  11,067.62
 5/31/2011                10,722.70               10,841.96                  11,004.85
 6/30/2011                10,553.74               10,725.50                  10,921.16
 7/31/2011                10,381.92               10,605.52                  10,858.40
 8/31/2011                 9,623.53               10,066.67                  10,178.44
 9/30/2011                 8,714.94                9,403.97                   9,676.32
10/31/2011                 9,648.69               10,111.06                  10,251.67
11/30/2011                 9,359.86                9,902.74                  10,324.89
12/31/2011                 9,340.95                9,891.11                  10,196.48
 1/31/2012                 9,884.10               10,295.62                  10,569.39
 2/29/2012                10,381.40               10,661.94                  10,867.72
 3/31/2012                10,450.33               10,715.47                  10,878.37
 4/30/2012                10,330.85               10,634.67                  10,771.83
 5/31/2012                 9,404.61                9,974.26                  10,164.51
 6/30/2012                 9,869.09               10,322.72                  10,462.84
 7/31/2012                10,004.19               10,424.20                  10,526.77
 8/31/2012                10,221.72               10,586.73                  10,707.90
 9/30/2012                10,543.66               10,823.51                  10,931.65
10/31/2012                10,473.39               10,775.15                  10,889.03
11/30/2012                10,607.32               10,875.61                  10,974.26
12/31/2012                10,847.58               11,051.98                  11,218.62
 1/31/2013                11,347.31               11,410.68                  11,601.58
 2/28/2013                11,345.54               11,413.12                  11,432.63
 3/31/2013                11,552.99               11,563.43                  11,455.15
 4/30/2013                11,883.03               11,800.38                  11,657.90
 5/31/2013                11,850.43               11,784.80                  11,669.16
 6/30/2013                11,504.05               11,547.14                  11,466.42
 7/31/2013                12,054.78               11,936.78                  11,838.12
 8/31/2013                11,803.62               11,766.35                  11,567.79
 9/30/2013                12,413.30               12,195.00                  12,007.07
10/31/2013                12,912.22               12,540.03                  12,311.19
11/30/2013                13,095.08               12,668.23                  12,435.09
12/31/2013                13,321.00               12,824.44                  12,583.66
 1/31/2014                12,788.15               12,467.47                  12,166.46
 2/28/2014                13,405.91               12,893.50                  12,583.66
 3/31/2014                13,465.52               12,938.65                  12,640.04
 4/30/2014                13,593.71               13,029.77                  12,696.42
 5/31/2014                13,882.83               13,231.67                  12,831.72
 6/30/2014                14,144.22               13,410.20                  12,933.20
 7/31/2014                13,972.67               13,299.32                  12,718.96
 8/31/2014                14,281.34               13,508.83                  12,899.37
 9/30/2014                13,818.22               13,205.90                  12,538.55
10/31/2014                13,915.51               13,273.18                  12,628.76
11/30/2014                14,148.26               13,432.58                  12,730.24
12/31/2014                13,875.25               13,255.06                  12,408.68
 1/31/2015                13,658.32               13,112.18                  12,272.02
 2/28/2015                14,418.70               13,627.36                  12,886.99
 3/31/2015                14,195.29               13,485.27                  12,682.00
 4/30/2015                14,607.15               13,763.91                  12,982.65
 5/31/2015                14,588.10               13,758.83                  12,968.99
 6/30/2015                14,244.66               13,536.36                  12,695.67
 7/31/2015                14,368.36               13,622.03                  12,736.67
 8/31/2015                13,383.40               12,972.51                  11,930.38
 9/30/2015                12,898.53               12,647.62                  11,547.73
10/31/2015                13,910.87               13,344.76                  12,326.69
11/30/2015                13,796.00               13,271.88                  12,272.02
12/31/2015                13,547.20               13,108.78                  12,002.51
 1/31/2016                12,730.16               12,557.55                  11,409.00
 2/29/2016                12,642.59               12,502.30                  11,270.00
 3/31/2016                13,579.51               13,158.67                  12,044.00
 4/30/2016                13,779.96               13,300.78                  12,196.00
 5/31/2016                13,797.33               13,320.74                  12,154.00
 6/30/2016                13,713.80               13,270.12                  12,182.00

                                   [END CHART]

                  Data since Fund inception 7/31/08 to 6/30/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Global Managed Volatility Fund Institutional Shares to the benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o TOP 10 EQUITY HOLDINGS - 6/30/16 o
                                (% of Net Assets)

iShares MSCI USA Quality Factor ETF* ...................................... 14.8%
iShares Core MSCI EAFE ETF*  .............................................. 14.2%
PowerShares FTSE RAFI U.S.1000 Portfolio ..................................  9.6%
iShares MSCI USA Momentum Factor ETF* .....................................  8.0%
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio .................  7.6%
Schwab Fundamental International Large Co. Index ETF ......................  7.5%
Schwab Fundamental U.S. Large Co. Index ETF ...............................  6.9%
iShares MSCI USA Minimum Volatility ETF* ..................................  5.0%
PowerShares FTSE RAFI Emerging Markets Portfolio ..........................  4.3%
Vanguard Total Stock Market ETF* ..........................................  4.3%

                        o ASSET ALLOCATION** - 6/30/16 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

EXCHANGE-TRADED FUNDS*                                                      50.7%
INTERNATIONAL EXCHANGE-TRADED FUNDS*                                        48.2%
MONEY MARKET INSTRUMENTS                                                     1.1%
COMMON STOCKS***                                                             0.0%

                                   [END CHART]

  * The Fund may rely on certain Securities and Exchange Commission (SEC)
    exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

 ** Excludes options.

*** Represents less than 0.1% of the Fund.

Percentages are of the net assets of the Fund, and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 11-12.

================================================================================

10  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

June 30, 2016 (unaudited)

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.9%)

              COMMON STOCKS (0.0%)

              FINANCIALS (0.0%)
              -----------------
              DIVERSIFIED BANKS (0.0%)
        198   Oversea-Chinese Banking Corp. Ltd.(a) (cost: $1)                                           $      1
                                                                                                         --------
              EXCHANGE-TRADED FUNDS (50.7%)
    227,700   iShares MSCI USA Minimum Volatility ETF                                                      10,522
    219,200   iShares MSCI USA Momentum Factor ETF                                                         16,747
    471,500   iShares MSCI USA Quality Factor ETF                                                          31,119
     64,100   iShares MSCI USA Value Factor ETF                                                             3,950
      2,800   iShares Russell 1000 ETF                                                                        327
    224,100   PowerShares FTSE RAFI U.S.1000 Portfolio                                                     20,286
    477,000   Schwab Fundamental U.S. Large Co. Index ETF                                                  14,458
     84,300   Vanguard Total Stock Market ETF                                                               9,034
                                                                                                         --------
              Total Exchange-Traded Funds (cost: $103,581)                                                106,443
                                                                                                         --------
              INTERNATIONAL EXCHANGE-TRADED FUNDS (48.2%)
    575,600   iShares Core MSCI EAFE ETF                                                                   29,868
    176,500   iShares Core MSCI Emerging Markets ETF                                                        7,383
    173,700   iShares Currency Hedged MSCI EAFE ETF                                                         4,165
     94,800   iShares MSCI EAFE Minimum Volatility ETF                                                      6,294
     75,900   iShares MSCI Emerging Markets Minimum Volatility ETF                                          3,916
    464,500   PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                                    16,048
    558,000   PowerShares FTSE RAFI Emerging Markets Portfolio                                              9,068
    659,600   Schwab Fundamental International Large Co. Index ETF                                         15,659
    131,700   Vanguard FTSE Developed Markets ETF                                                           4,657
     66,900   Vanguard FTSE Emerging Markets ETF                                                            2,356
     38,400   WisdomTree Europe Hedged Equity Fund                                                          1,940
                                                                                                         --------
              Total International Exchange-Traded Funds (cost: $115,094)                                  101,354
                                                                                                         --------
              Total Equity Securities (cost: $218,676)                                                    207,798
                                                                                                         --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (1.1%)

              MONEY MARKET FUNDS (1.1%)
  2,335,575   State Street Institutional Liquid Reserves Fund Premier
                Class, 0.47%(b) (cost: $2,336)                                                           $  2,336
                                                                                                         --------
              TOTAL INVESTMENTS (COST: $221,012)                                                         $210,134
                                                                                                         ========

-----------------------------------------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
-----------------------------------------------------------------------------------------------------------------
              PURCHASED OPTIONS (0.2%)
        400   Put - S&P 500 Index expiring September 30, 2016 at 1800 (cost: $921)                       $    466
                                                                                                         --------

-----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                 VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------
ASSETS                                     LEVEL 1              LEVEL 2              LEVEL 3                TOTAL
-----------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                             $      -             $1                    $-                $      1
  Exchange-Traded Funds                      106,443              -                     -                 106,443
  International Exchange-Traded Funds        101,354              -                     -                 101,354
Money Market Instruments:
  Money Market Funds                           2,336              -                     -                   2,336
Purchased Options                                466              -                     -                     466
-----------------------------------------------------------------------------------------------------------------
Total                                       $210,599             $1                    $-                $210,600
-----------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of January 1, 2016, through June 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

12  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 48.2% of net assets at
    June 30, 2016.

    The Fund may rely on certain Securities and Exchange Commission
    (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   SPECIFIC NOTES

    (a) Security with a value of $1,000 which represented less than 0.1% of the Fund's net assets, was classified as Level 2 at June 30, 2016, due to the price being adjusted to take into account significant market movements following the close of local trading.

    (b) Rate represents the money market fund annualized seven-day yield at
        June 30, 2016.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  13

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $221,012)                       $210,134
   Purchased options, at market value (cost of $921)                                        466
   Cash                                                                                       6
   Cash denominated in foreign currencies (identified cost of $30)                           28
   Receivables:
       Capital shares sold                                                                    3
       USAA Asset Management Company (Note 6C)                                               11
       Dividends and interest                                                                91
       Other                                                                                 33
                                                                                       --------
          Total assets                                                                  210,772
                                                                                       --------
LIABILITIES
   Payables:
       Securities purchased                                                                 409
       Capital shares redeemed                                                               14
   Accrued management fees                                                                  103
   Other accrued expenses and payables                                                       51
                                                                                       --------
          Total liabilities                                                                 577
                                                                                       --------
              Net assets applicable to capital shares outstanding                      $210,195
                                                                                       ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                     $223,640
   Accumulated undistributed net investment income                                        1,494
   Accumulated net realized loss on investments and options                              (3,603)
   Net unrealized depreciation of investments and options                               (11,333)
   Net unrealized depreciation of foreign currency translations                              (3)
                                                                                       --------
              Net assets applicable to capital shares outstanding                      $210,195
                                                                                       ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $14,137/1,622 shares outstanding)                    $   8.71
                                                                                       ========
       Institutional Shares (net assets of $196,058/22,223 shares outstanding)         $   8.82
                                                                                       ========

See accompanying notes to financial statements.

================================================================================

14  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                            $ 2,246
   Interest                                                                                   1
                                                                                        -------
       Total income                                                                       2,247
                                                                                        -------
EXPENSES
   Management fees                                                                          602
   Administration and servicing fees:
       Fund Shares                                                                           11
       Institutional Shares                                                                  47
   Transfer agent's fees:
       Fund Shares                                                                            6
       Institutional Shares                                                                  47
   Custody and accounting fees:
       Fund Shares                                                                            2
       Institutional Shares                                                                  12
   Postage:
       Fund Shares                                                                            1
   Shareholder reporting fees:
       Fund Shares                                                                            3
       Institutional Shares                                                                   1
   Trustees' fees                                                                            14
   Registration fees:
       Fund Shares                                                                            7
       Institutional Shares                                                                   7
   Professional fees                                                                         50
   Other                                                                                     10
                                                                                        -------
       Total expenses                                                                       820
   Expenses reimbursed:
       Fund Shares                                                                          (17)
       Institutional Shares                                                                 (26)
                                                                                        -------
            Net expenses                                                                    777
                                                                                        -------
NET INVESTMENT INCOME                                                                     1,470
                                                                                        -------

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS, AND FOREIGN CURRENCY

  Net realized gain (loss) on:
       Investments                                                                      $    88
       Options                                                                           (1,824)
  Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                        3,441
       Foreign currency translations                                                          2
       Options                                                                               80
                                                                                        -------
           Net realized and unrealized gain                                               1,787
                                                                                        -------
  Increase in net assets resulting from operations                                      $ 3,257
                                                                                        =======

See accompanying notes to financial statements.

================================================================================

16  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended June 30, 2016 (unaudited), and year ended
December 31, 2015

-------------------------------------------------------------------------------------------------
                                                                         6/30/2016     12/31/2015
-------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $  1,470       $  2,157
   Net realized gain (loss) on investments                                      88           (843)
   Net realized gain on long-term capital gain distributions
     from other investment companies                                             -            118
   Net realized loss on foreign currency transactions                            -             (3)
   Net realized loss on options                                             (1,824)          (567)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                           3,441        (12,010)
       Foreign currency translations                                             2              2
       Options                                                                  80           (528)
                                                                          -----------------------
       Increase (decrease) in net assets resulting from operations           3,257        (11,674)
                                                                          -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                               -           (163)
       Institutional Shares                                                      -         (1,967)
                                                                          -----------------------
             Distributions to shareholders                                       -         (2,130)
                                                                          -----------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                              (1,966)        (6,718)
   Institutional Shares                                                      3,915        144,273
                                                                          -----------------------
       Total net increase in net assets from capital share transactions      1,949        137,555
                                                                          -----------------------
   Net increase in net assets                                                5,206        123,751

NET ASSETS
   Beginning of period                                                     204,989         81,238
                                                                          -----------------------
   End of period                                                          $210,195       $204,989
                                                                          =======================
Accumulated undistributed net investment income:
   End of period                                                          $  1,494       $     24
                                                                          =======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Global Managed Volatility Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions.

The Fund consists of two classes of shares: Global Managed Volatility Fund
Shares (Fund Shares) and Global Managed Volatility Fund Institutional Shares
(Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from

================================================================================

18  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management
    Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the
    New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

        last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2.  Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on events that occur on a fairly regular basis (such as U.S. market movements)
        are significant and are categorized in Level 2 of the fair value hierarchy.

    3.  Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4.  Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

================================================================================

20  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    5.  Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board.
        The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type;
        indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in
        Level 3.

    6.  Repurchase agreements are valued at cost.

    7.  Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best
        Bid/Offer (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9.  In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

        intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices
    (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C.  DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they

================================================================================

22  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at June 30, 2016, did not include master netting provisions.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period.
    Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of
    Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

    the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JUNE 30, 2016*
    (IN THOUSANDS)

                                          ASSET DERIVATIVES                     LIABILITY DERIVATIVES
    ----------------------------------------------------------------------------------------------------
                                    STATEMENT OF                          STATEMENT OF
    DERIVATIVES NOT                 ASSETS AND                            ASSETS AND
    ACCOUNTED FOR AS                LIABILITIES                           LIABILITIES
    HEDGING INSTRUMENTS             LOCATION               FAIR VALUE     LOCATION            FAIR VALUE
    ----------------------------------------------------------------------------------------------------
    Equity contracts                Purchased options;        $466            -                  $-
                                    Net unrealized
                                    depreciation of
                                    investments and
                                    options
    ----------------------------------------------------------------------------------------------------

    *For open derivative instruments as of June 30, 2016, see the Portfolio of
     Investments, which also is indicative of activity for the six-month period ended June 30, 2016.

================================================================================

24  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE
    SIX-MONTH PERIOD ENDED JUNE 30, 2016 (IN THOUSANDS)

                                                                           CHANGE IN
                                                                           UNREALIZED
    DERIVATIVES NOT                                        REALIZED GAIN   APPRECIATION/
    ACCOUNTED FOR AS          STATEMENT OF                 (LOSS) ON       (DEPRECIATION)
    HEDGING INSTRUMENTS       OPERATIONS LOCATION          DERIVATIVES     ON DERIVATIVES
    -------------------------------------------------------------------------------------
    Equity contracts          Net realized gain (loss)        $(1,824)          $80
                              on Options / Change in
                              net unrealized appreciation/
                              (depreciation) of Options
    -------------------------------------------------------------------------------------

D.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F.  FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received.
    At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G.  EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the
    Fund's bank accounts may be used to directly reduce the Fund's expenses.
    For the six-month period ended June 30, 2016, there were no custodian and other bank credits.

H.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the
    Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

26  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the six-month period ended June 30, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.3% of the total fees paid to CAPCO by the USAA
Funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of December 31,
2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

At December 31, 2015, the Fund had net capital loss carryforwards of $1,888,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                             CAPITAL LOSS CARRYFORWARDS
                         ----------------------------------
                                   TAX CHARACTER
                         ----------------------------------
                          (NO EXPIRATION)          BALANCE
                          Short-Term            $1,410,000
                          Long-Term                478,000
                                                ----------
                            Total               $1,888,000
                                                ==========

For the six-month period ended June 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended June 30, 2016, were
$6,519,000 and $6,112,000, respectively.

As of June 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of June 30,
2016, were $3,560,000 and $14,893,000, respectively, resulting in net unrealized depreciation of $11,333,000.

================================================================================

28  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

For the six-month period ended June 30, 2016, transactions in written call and put options* were as follows:

                                                                                                PREMIUMS
                                                         NUMBER OF                              RECEIVED
                                                         CONTRACTS                               (000's)
                                                        ------------------------------------------------
Outstanding at December 31, 2015                               -                                   $   -
Options written                                              450                                     917
Options terminated in closing
 purchase transactions                                      (450)                                   (917)
Options expired                                                -                                       -
                                                        ------------------------------------------------
Outstanding at June 30, 2016                                   -                                   $   -
                                                        ================================================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) CAPITAL SHARE TRANSACTIONS

At June 30, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                             SIX-MONTH PERIOD ENDED                YEAR ENDED
                                                  JUNE 30, 2016                DECEMBER 31, 2015
---------------------------------------------------------------------------------------------------
                                             SHARES             AMOUNT       SHARES          AMOUNT
                                             ------------------------------------------------------
FUND SHARES:
Shares sold                                      42            $   355          212        $  1,928
Shares issued from reinvested dividends           -                  -           15             128
Shares redeemed                                (273)            (2,321)        (970)         (8,774)
                                               ----------------------------------------------------
Net decrease from capital
  share transactions                           (231)           $(1,966)        (743)       $ (6,718)
                                               ====================================================
INSTITUTIONAL SHARES:
Shares sold                                     593            $ 5,073       21,882        $206,119
Shares issued from reinvested dividends           -                  -          230           1,967
Shares redeemed                                (130)            (1,158)      (6,734)        (63,813)
                                               ----------------------------------------------------
Net increase from capital
  share transactions                            463            $ 3,915       15,378        $144,273
                                               ====================================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

(6) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the
    Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the six-month period ended June 30, 2016, the Fund had no subadviser(s).

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets. For the six-month period ended June 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $602,000.

B.  ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the
    Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.05% of average net assets of the Institutional Shares. For the six-month period ended June 30,
    2016, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $11,000 and $47,000, respectively.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended June 30, 2016, the Fund reimbursed the Manager
    $3,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C.  EXPENSE LIMITATION - The Manager agreed, through May 1, 2017 to limit the total annual operating expenses of the Fund Shares to 0.90% and

================================================================================

30  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

    the Institutional Shares to 0.80% of its average net assets, excluding extraordinary expenses, and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through May 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended June 30, 2016, the Fund incurred reimbursable expenses from the Manager for the Fund Shares and Institutional Shares of
    $17,000 and $26,000, respectively, of which $11,000 was receivable from the
    Manager.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets plus out-of-pocket expenses. For the six-month period ended June 30, 2016, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $6,000 and $47,000, respectively.

E.  UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of June 30, 2016, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
---------------------------------------------------------------------------------
Target Retirement Income                                                   3.5
Target Retirement 2020                                                    10.4
Target Retirement 2030                                                    26.3
Target Retirement 2040                                                    32.2
Target Retirement 2050                                                    19.3
Target Retirement 2060                                                     1.5

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At June 30, 2016,
USAA and its affiliates owned 478,000 shares, which represents 29.5% of the Fund
Shares outstanding and 2.0% of the Fund's outstanding shares.

Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.

================================================================================

32  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                             SIX-MONTH
                                            PERIOD ENDED                                       PERIOD ENDED
                                              JUNE 30,        YEAR ENDED DECEMBER 31,          DECEMBER 31,
                                            ---------------------------------------------------------------
                                               2016                2015            2014             2013***
                                            ---------------------------------------------------------------
Net asset value at
  beginning of period                       $  8.59             $  8.97         $ 11.14           $ 10.46
                                            -------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income(a)                      .05                 .10             .17               .07
  Net realized and unrealized
    gain (loss)(a)                              .07                (.40)           (.37)              .62
                                            -------------------------------------------------------------
Total from investment operations(a)             .12                (.30)           (.20)              .69
                                            -------------------------------------------------------------
Less distributions from:
  Net investment income                           -                (.08)           (.84)             (.01)
  Realized capital gains                          -                   -           (1.13)                -
                                            -------------------------------------------------------------
Total distributions                               -                (.08)          (1.97)             (.01)
                                            -------------------------------------------------------------
Net asset value at end of period            $  8.71             $  8.59         $  8.97           $ 11.14
                                            =============================================================
Total return (%)*                              1.40               (3.28)          (2.02)             6.61
Net assets at end of period (000)           $14,137             $15,911         $23,300           $10,771
Ratios to average net assets:**
  Expenses (%)(b)                               .87(c)              .90            1.07(d)           1.10(c)
  Expenses, excluding
    reimbursements (%)(b)                      1.10(c)             1.15            1.25              1.34(c)
  Net investment income (%)                    1.25(c)             1.14            1.60              1.29(c)
Portfolio turnover (%)                            3                  16(f)          147(e)             92

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $14,593,000.
*** Fund Shares commenced operations on July 12, 2013.
(a) Calculated using average shares. For the six-month period ended
    June 30, 2016, average shares were 1,736,000.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by as follows:
                                                  -                   -               -              (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Effective November 24, 2014, the Manager voluntarily agreed to limit the annual expenses of the Fund Shares to 1.10% of the Fund Shares' average net assets.
(e) Reflects increased trading activity due to large shareholder redemptions.
(f) Reflects a return to normal trading levels after a prior year transition.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                             SIX-MONTH
                                            PERIOD ENDED
                                              JUNE 30,                  YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                2016          2015         2014           2013***      2012        2011
                                            ---------------------------------------------------------------------------
Net asset value at
  beginning of period                       $   8.69      $   9.08      $ 11.16       $   9.96     $   9.57    $  10.09
                                            ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                          .06           .14(a)       .20(a)         .21          .22         .17
  Net realized and
    unrealized gain (loss)                       .07          (.44)(a)     (.33)(a)       1.00          .73        (.51)
                                            ---------------------------------------------------------------------------
Total from investment
  operations                                     .13          (.30)(a)     (.13)(a)       1.21          .95        (.34)
                                            ---------------------------------------------------------------------------
Less distributions from:
  Net investment income                            -          (.09)        (.82)          (.01)        (.25)       (.18)
  Realized capital gains                           -             -        (1.13)             -         (.31)          -
                                            ---------------------------------------------------------------------------
Total distributions                                -          (.09)       (1.95)          (.01)        (.56)       (.18)
                                            ---------------------------------------------------------------------------
  Net asset value at
    end of period                           $   8.82 $        8.69      $  9.08       $  11.16     $   9.96    $   9.57
                                            ===========================================================================
Total return (%)*                               1.50         (3.27)       (1.39)         12.17        10.02       (3.40)
  Net assets at
    end of period (000)                     $196,058      $189,078      $57,938       $342,962     $380,888    $441,645
Ratios to average net assets:**
  Expenses (%)(b)                                .77(c)        .80          .87(e)         .82          .80(d)      .79
  Expenses, excluding
    reimbursements (%)(b)                        .80(c)        .88          .87            .82          .80         .79
  Net investment income (%)                     1.48(c)       1.61         1.76           1.72         1.86        1.61
Portfolio turnover (%)                             3            16(h)       147(g)          92          106(f)      144

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $187,233,000.
*** Effective July 12, 2013, the existing share class was designated "Global
    Managed Volatility Fund Institutional Shares (Institutional Shares)".
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                                   -             -            -           (.00%)(+)    (.00%)(+)   (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.00% of the Institutional Shares'
    average net assets.
(e) Effective November 24, 2014, the Manager voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.80% of the Institutional
    Shares' average net assets.
(f) Reflects decreased trading activity due to changes in subadviser(s) and asset allocation strategies.
(g) Reflects increased trading activity due to large shareholder redemptions.
(h) Reflects a return to normal trading levels after a prior year transition.

================================================================================

34  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

EXPENSE EXAMPLE

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2016, through June
30, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of
5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  35

================================================================================

estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the
Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                   BEGINNING               ENDING               DURING PERIOD*
                                  ACCOUNT VALUE         ACCOUNT VALUE          JANUARY 1, 2016 -
                                 JANUARY 1, 2016        JUNE 30, 2016            JUNE 30, 2016
                                 ---------------------------------------------------------------
FUND SHARES
Actual                              $1,000.00             $1,014.00                  $4.36

Hypothetical
 (5% return before expenses)         1,000.00              1,020.54                   4.37

INSTITUTIONAL SHARES
Actual                               1,000.00              1,015.00                   3.86

Hypothetical
 (5% return before expenses)         1,000.00              1,021.03                   3.87

*Expenses are equal to the annualized expense ratio of 0.87% for Fund Shares and 0.77% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 1.40% for Fund Shares and 1.50% for Institutional Shares for
 the six-month period of January 1, 2016, through June 30, 2016.

================================================================================

36  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the
Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as

================================================================================

                                                     ADVISORY AGREEMENT(S) |  37

================================================================================

compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the
Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The
Board considered the fees paid to the Manager and the services provided to the
Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the
Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of each Subadviser and its timeliness in

================================================================================

38  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the
Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory
Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the
Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment
classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the
Fund's management fee rate -- which includes advisory and administrative services as well as any fee waivers and reimbursements -- was below the median of its expense group and its expense universe. The data indicated
that the Fund's total expenses, including underlying expenses and after any reimbursements, were below the median

================================================================================

                                                     ADVISORY AGREEMENT(S) |  39

================================================================================

of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager.
The Board also noted the level and method of computing the management fee. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results.
The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the
"performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and lower than its
Lipper index for the one-year period ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 45% of its performance universe for the one-year period ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted
that the Manager reimbursed a portion of its management fees to the Fund. The
Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the
Manager may derive

================================================================================

40  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the
Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the
Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   88395-0816                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                                       [GRAPHIC OF USAA TARGET RETIREMENT FUNDS]

 ============================================================

         SEMIANNUAL REPORT
         USAA TARGET RETIREMENT FUNDS
         JUNE 30, 2016

 ============================================================

             TARGET RETIREMENT INCOME FUND

             TARGET RETIREMENT 2020 FUND

             TARGET RETIREMENT 2030 FUND

             TARGET RETIREMENT 2040 FUND

             TARGET RETIREMENT 2050 FUND

             TARGET RETIREMENT 2060 FUND

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE BELIEVE HOWEVER, THAT IT'S IMPORTANT FOR
INVESTORS TO STAY FOCUSED ON THEIR LONG-TERM        [PHOTO OF BROOKS ENGLEHARDT]
OBJECTIVES, USING AN INVESTMENT PLAN THAT IS
BASED ON THEIR TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

AUGUST 2016

The reporting period ended June 30, 2016, started and ended in a dramatic fashion. During the first six weeks of 2016, worries about global economic growth drove an increase in volatility and a steep sell-off in global stocks.
Although the decline was followed by a strong rally, market uncertainty continued throughout the reporting period. Volatility spiked in the final days of June 2016, as new concerns about the global economy and the United Kingdom's unexpected vote to exit the European Union ("Brexit") rattled the financial markets. When all was said and done, the broad U.S. stock market finished in positive territory--near its high for the reporting period. In general, non-U.S.
stock indexes were down slightly.

The strong performance of U.S. stocks was due in part to the growth of the U.S.
economy, which continued to outperform the world's other large economies. That said, the U.S. economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to escape a recession and return to a normal rate of economic growth. Slower spending by households that are seeking to reduce their debt has impeded the recovery. Also, while the American consumer was expected to benefit from the huge drop in the price of oil, savings at the pump were offset by higher costs in other parts of the economy, including housing and health care. As a result, consumer spending has been lower than expected.

In response to the unexpected soft market and what the Federal Reserve (the Fed)
chair Janet Yellen termed "sizable" economic uncertainties, the Fed backed off its earlier guidance and did not raise interest rates during the reporting period. Fed policymakers have indicated their desire to increase interest rates to what they consider "normal levels," if only to have more policy tools at their disposal in case of a recession. In our view, the Fed will likely remain on a "lower for longer" track to avoid derailing U.S. economic growth.
Furthermore, the market volatility that was unleashed by the "Brexit" vote may lead the Fed to scale back further its plans for interest rate increases this year and in 2017.

Meanwhile, corporate earnings during the reporting period were disappointing.
In the first quarter of 2016, for example, the companies in the S&P 500(R) Index experienced a fourth consecutive quarter of year-over-year earnings declines. To

================================================================================

================================================================================

compensate for this, many companies have cut operating costs, reduced capital spending, and bought back shares. However, we think they may have extracted most of what they can using these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Because of heightened volatility during the reporting period, investors generally favored safe-haven assets, such as gold and U.S. Treasuries. In mid-June 2016, for example, strong demand drove 10-year U.S. Treasury yields--which move in the opposite direction of prices--to their lowest level since 2012. On July 5th, just two trading days after the end of the reporting period, 10-year Treasury yields sank to a record low of 1.37% amid ongoing uncertainty about the impact of "Brexit". Government bond yields around the world also fell, reflecting persistent worries about weak global growth and limits to what central banks can do to support their economies through monetary stimulus.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation relative to the risks assumed. We believe however, that it's important for investors to stay focused on their long-term objectives, using an investment plan that is based on their time horizon and risk tolerance. Market conditions are always in fluctuation and time horizon matters--even price movements like those seen during the reporting period have historically smoothed out in the long term. A plan can also keep you from making hasty portfolio decisions based on market turmoil, while giving you flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

On behalf of all of us at USAA Investments, thank you for the opportunity to help you achieve your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. o Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities market. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUNDS' OBJECTIVE                                                               1

MANAGERS' COMMENTARY ON THE FUNDS                                              2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolios of Investments                                                 25

    Notes to Portfolios of Investments                                        37

    Financial Statements                                                      38

    Notes to Financial Statements                                             46

EXPENSE EXAMPLE                                                               66

ADVISORY AGREEMENT(S)                                                         68

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

208368-0816

================================================================================

================================================================================

FUNDS' OBJECTIVE

EACH USAA TARGET RETIREMENT FUND PROVIDES CAPITAL APPRECIATION AND CURRENT
INCOME CONSISTENT WITH ITS CURRENT INVESTMENT ALLOCATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

Each Target Retirement Fund invests in a selection of USAA mutual funds
(underlying USAA Funds) in a manner consistent with its current asset allocation as depicted in the lifestyle transition path.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                           FUNDS' OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUNDS

--------------------------------------------------------------------------------

          [PHOTO OF JOHN P. TOOHEY]                    [PHOTO OF WASIF A. LATIF]
          JOHN P. TOOHEY, CFA                          WASIF A. LATIF
          USAA Asset                                   USAA Asset
          Management Company                           Management Company

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced robust returns during the reporting period ended
    June 30, 2016, with gains for stocks and bonds alike.

    The investment backdrop for the reporting period proved highly supportive for stocks. Concerns about global growth receded due to an impressive recovery in commodity prices and signs of stabilizing economic conditions in China. Global monetary policy particularly the decisions of the European
    Central Bank and the Bank of Japan to cut interest rates also was favorable. In addition, a series of Federal Reserve (the Fed) statements gave investors confidence that interest rates would remain low for an extended length of time. A drop in global bond yields was an additional positive in that it increased investors' willingness to take on the higher risk of owning equities. Although the markets experienced stretches of volatility--most notably in the wake of the United Kingdom's vote to leave the European Union ("Brexit")--these factors generally had a beneficial effect on stock prices.

    Emerging markets performed particularly well, as the combination of an increased investor appetite for risk, recovering commodity prices, and low interest rates enabled the asset class to rebound from its weak performance during the past two years. Domestic equities also generated a gain, thanks in part to the relative strength of the U.S. economy. However, developed international markets lost ground due to the comparative weakness in Europe and Japan, as well as the late-June 2016 sell-off in European equities sparked by the "Brexit" vote.

================================================================================

2  | USAA TARGET RETIREMENT FUNDS

================================================================================

    Accommodative monetary policies also provided a boost to bonds by driving down yields across the major world markets. (Prices and yields move in opposite directions). Longer-term bonds delivered noteworthy gains, as investors saw little threat from inflation or a more aggressive Fed policy.
    The drop in yields fueled increased demand for investment-grade corporate and high-yield bonds, allowing these categories to outpace the return of government debt.

o   HOW DID THE USAA TARGET RETIREMENT FUNDS (THE FUNDS) PERFORM DURING THE
    REPORTING PERIOD?

    The total returns for the S&P 500 Index(R), Barclay's U.S. Aggregate Bond
    Index, Barclays U.S. Universal Index, and MSCI All-Country World Index the
    benchmarks of the Funds, were 3.84%, 5.31%, 5.68% and 1.23%, respectively.
    The total returns during the reporting period for each of the Funds are shown below, along with the return of the relevant Lipper Mixed-Asset
    Target Allocation Funds Index:

                                                               USAA FUND             LIPPER INDEX
    USAA Target Retirement Income Fund*                           4.23%                  4.07%
    USAA Target Retirement 2020 Fund*                             3.80%                  3.25%
    USAA Target Retirement 2030 Fund*                             3.48%                  2.82%
    USAA Target Retirement 2040 Fund**                            2.70%                  2.24%
    USAA Target Retirement 2050 Fund**                            2.46%                  2.06%
    USAA Target Retirement 2060 Fund**                            2.58%                  1.98%

    USAA Asset Management Company (the Manager) is the Funds' investment adviser. The investment adviser provides day-to-day discretionary management for the Funds' assets.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *As of May 1, 2016, the Barclays U.S. Universal Index replaced the S&P
    500(R) Index as the Funds' broad-based securities market index as it more closely represents the securities held by the Funds.

    **As of May 1, 2016, the MSCI All-Country World Index replaced the S&P
    500(R) Index as the Funds' broad-based securities market index as it more closely represents the securities held by the Funds.

================================================================================

                                          MANAGERS' COMMENTARY ON THE FUNDS |  3

================================================================================

o   WHAT FACTORS HELPED AND HURT THE FUNDS' PERFORMANCE?

    The Funds employ a diversified, long-term approach that favors undervalued market segments and avoids those segments that appear more richly priced.
    The difference in the returns of the various Target Retirement Funds reflects their unique asset allocations: the further away the target retirement date, the higher each Fund's weighting in equities. We structure the Funds in this way because longer-term investors have a higher tolerance to withstand short-term volatility and more time to benefit from stocks'
    superior longer-term return potential.

    The Funds' domestic equity allocations, which are invested in five underlying USAA funds that represent a variety of investment styles, finished with a net gain. The Funds' investments in underlying USAA funds linked to income-producing stocks, value stocks, and the S&P 500 all gained ground, outweighing the weaker returns of their holdings in underlying USAA funds that employ the growth style. Growth stocks generally lagged, as the low yields on global government bonds sparked revived interest in the type of income-producing investments typically found in value-style investments.
    The Funds were underweight in small-cap stocks, which detracted modestly given that the group finished slightly ahead of large-cap stocks.

    On the international side, the Funds' allocations to the emerging markets generated a strong gain during the reporting period. The Funds maintained their exposure to the asset class when it was underperforming in 2015, which put them in a position to benefit from its subsequent recovery. In our view, this helps illustrate the potential benefits of using a long-term strategy rather than overreacting to temporary shifts in sentiment.

    The Funds' positions in developed-market international equities detracted from results. While the asset class continues to offer an attractive valuation relative to the United States, we are cautious given weakness in corporate earnings growth and the uncertainty in the macroeconomic environment. We therefore reduced the extent of the Funds' overweight positions in this category during the course of the reporting period.

    The Funds' allocations to bonds made a positive contribution to performance. The Funds are invested in six USAA underlying funds

================================================================================

4  | USAA TARGET RETIREMENT FUNDS

================================================================================

    that focus primarily on investment-grade bonds, which generated healthy returns in an environment of falling yields. The Funds allocations to high-yield bonds, which bounced back from last year's disappointing returns amid the recovery in commodity prices and investors' rising appetite for higher-yielding market segments, also made a positive contribution to performance. We maintained the Funds' positions in high-yield bonds through its downturn of late 2015 based on its attractive income, and this patient approach paid off in the reporting period.

    The Funds' exposure to alternative strategies via a basket of underlying
    USAA funds contributed to the Funds' performance on a relative basis.

    We continue to hold a cautious view regarding the overall outlook for the financial markets. Although the investment environment remains generally favorable--highlighted by a stable U.S. economy and supportive central bank policies globally--the likelihood of negative developments is high. China's growth prospects, volatility in commodity prices, geopolitical headlines, and the approaching U.S. elections are all factors that could lead to unstable short-term market performance in the months ahead. Amid this uncertain outlook, our approach is to remain true to our longstanding strategy of using fundamentals and valuations to construct portfolios that can capitalize on a wide range of possible outcomes. We believe this steady approach is appropriate at a time in which risks and opportunities appear to be in roughly equal balance.

    Thank you for allowing us to help you manage your investments.

THE RISKS OF THE TARGET RETIREMENT FUNDS REFLECT THE RISKS OF THE UNDERLYING
FUNDS IN WHICH THE FUNDS INVEST. THE TARGET DATE IS THE APPROXIMATE DATE WHEN
INVESTORS PLAN TO START WITHDRAWING THEIR MONEY FOR RETIREMENT PURPOSES. IN
GENERAL, THE TARGET RETIREMENT FUNDS' INVESTMENT PROGRAM ASSUMES FUNDS WILL
START BEING WITHDRAWN FOR RETIREMENT PURPOSES AT AGE 65. THE PRINCIPAL VALUE OF
THE TARGET RETIREMENT FUNDS IS NOT GUARANTEED AT ANY TIME, INCLUDING AT THE
TARGET DATE. THE FUNDS' OBJECTIVES DO NOT CHANGE OVER TIME. AS YOU NEAR YOUR
TARGET RETIREMENT DATE, THE FUND GETS PROGRESSIVELY MORE CONSERVATIVE BY
SHIFTING THE ASSET MIX FROM STOCKS TO BONDS. THERE IS NO ASSURANCE THAT THE
FUNDS' OBJECTIVES WILL BE ACHIEVED. EACH FUND IS ACTIVELY MANAGED AND THE
INVESTMENT TECHNIQUES AND RISK ANALYSES USED BY THE FUNDS' MANAGER(S) MAY NOT
PRODUCE THE DESIRED RESULTS. O FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS,
SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.
EMERGING MARKET COUNTRIES ARE MOST VOLATILE. EMERGING MARKET COUNTRIES ARE LESS
DIVERSE AND MATURE THAN OTHER COUNTRIES AND TEND TO BE POLITICALLY LESS STABLE.
O DIVERSIFICATION IS A TECHNIQUE TO HELP REDUCE RISK. THERE IS NO ABSOLUTE
GUARANTEE THAT DIVERSIFICATION WILL PROTECT AGAINST A LOSS OF INCOME. O AS
INTEREST RATES RISE, EXISTING BOND PRICES GENERALLY FALL; GIVEN THE HISTORICALLY
LOW INTEREST RATE ENVIRONMENT, RISKS ASSOCIATED WITH RISING INTEREST RATES MAY
BE HEIGHTENED.

================================================================================

                                          MANAGERS' COMMENTARY ON THE FUNDS |  5

================================================================================

INVESTMENT OVERVIEW

USAA TARGET RETIREMENT INCOME FUND (THE FUND)
(Ticker Symbol: URINX)

--------------------------------------------------------------------------------
                                                6/30/16              12/31/15
--------------------------------------------------------------------------------
Net Assets                                   $326.2 Million       $330.8 Million
Net Asset Value Per Share                       $11.45               $11.09

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
    12/31/15-6/30/16*        1 YEAR        5 YEARS      SINCE INCEPTION 7/31/08
          4.23%              1.32%         3.69%               5.21%

--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 12/31/15**
--------------------------------------------------------------------------------
                                      0.71%

              (Including acquired fund fees and expenses of 0.65%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA TARGET RETIREMENT FUNDS

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                    USAA TARGET         BARCLAYS             MSCI
                                    RETIREMENT       U.S. UNIVERSAL       ALL-COUNTRY
                 S&P 500 INDEX      INCOME FUND          INDEX*           WORLD INDEX
 7/31/2008        $10,000.00        $10,000.00         $10,000.00          $10,000.00
 8/31/2008         10,144.65         10,000.00          10,088.31            9,784.46
 9/30/2008          9,240.68          9,580.62           9,899.43            8,561.59
10/31/2008          7,688.73          8,617.54           9,543.42            6,865.11
11/30/2008          7,137.03          8,416.90           9,794.69            6,414.09
12/31/2008          7,212.97          8,598.81          10,168.82            6,646.55
 1/31/2009          6,605.01          8,303.36          10,111.15            6,078.68
 2/28/2009          5,901.73          7,997.71          10,057.39            5,483.51
 3/31/2009          6,418.69          8,347.98          10,208.65            5,935.18
 4/30/2009          7,033.02          8,768.46          10,313.95            6,635.81
 5/31/2009          7,426.40          9,301.74          10,429.56            7,296.99
 6/30/2009          7,441.13          9,397.12          10,509.23            7,256.08
 7/31/2009          8,003.95          9,852.49          10,708.14            7,894.81
 8/31/2009          8,292.93         10,090.52          10,832.66            8,177.17
 9/30/2009          8,602.38         10,395.82          10,979.75            8,552.32
10/31/2009          8,442.58         10,427.13          11,042.98            8,420.15
11/30/2009          8,948.99         10,677.64          11,183.11            8,766.46
12/31/2009          9,121.84         10,752.00          11,043.54            8,948.00
 1/31/2010          8,793.70         10,773.15          11,211.52            8,561.29
 2/28/2010          9,066.10         10,889.44          11,253.87            8,670.35
 3/31/2010          9,613.20         11,150.65          11,268.91            9,228.14
 4/30/2010          9,764.97         11,299.60          11,393.99            9,243.67
 5/31/2010          8,985.23         11,001.69          11,445.52            8,367.32
 6/30/2010          8,514.86         10,949.60          11,622.98            8,109.54
 7/31/2010          9,111.44         11,282.06          11,773.41            8,769.40
 8/31/2010          8,700.11         11,239.16          11,920.77            8,462.83
 9/30/2010          9,476.55         11,658.40          11,958.66            9,272.44
10/31/2010          9,837.13         11,852.89          12,019.67            9,607.56
11/30/2010          9,838.39         11,809.67          11,940.55            9,393.79
12/31/2010         10,495.90         12,004.53          11,834.69           10,081.68
 1/31/2011         10,744.67         12,070.13          11,862.55           10,239.89
 2/28/2011         11,112.77         12,223.19          11,900.44           10,538.07
 3/31/2011         11,117.19         12,293.52          11,914.64           10,527.55
 4/30/2011         11,446.43         12,557.66          12,069.25           10,958.25
 5/31/2011         11,316.86         12,568.67          12,218.57           10,722.70
 6/30/2011         11,128.22         12,470.03          12,179.01           10,553.74
 7/31/2011         10,901.93         12,492.18          12,368.44           10,381.92
 8/31/2011         10,309.72         12,237.46          12,493.80            9,623.53
 9/30/2011          9,584.96         11,838.36          12,529.46            8,714.94
10/31/2011         10,632.53         12,295.83          12,601.05            9,648.69
11/30/2011         10,609.03         12,240.04          12,563.72            9,359.86
12/31/2011         10,717.55         12,240.64          12,710.53            9,340.95
 1/31/2012         11,197.86         12,591.02          12,848.15            9,884.10
 2/29/2012         11,682.08         12,783.16          12,878.23           10,381.40
 3/31/2012         12,066.53         12,806.95          12,819.18           10,450.33
 4/30/2012         11,990.79         12,806.95          12,958.46           10,330.85
 5/31/2012         11,270.13         12,500.40          13,042.32            9,404.61
 6/30/2012         11,734.49         12,686.14          13,075.19            9,869.09
 7/31/2012         11,897.47         12,811.86          13,270.19           10,004.19
 8/31/2012         12,165.43         12,994.72          13,298.05           10,221.72
 9/30/2012         12,479.81         13,224.59          13,337.05           10,543.66
10/31/2012         12,249.38         13,247.59          13,379.39           10,473.39
11/30/2012         12,320.44         13,293.59          13,411.43           10,607.32
12/31/2012         12,432.73         13,401.94          13,413.93           10,847.58
 1/31/2013         13,076.69         13,530.13          13,344.01           11,347.31
 2/28/2013         13,254.20         13,565.10          13,408.08           11,345.54
 3/31/2013         13,751.28         13,679.35          13,423.96           11,552.99
 4/30/2013         14,016.22         13,749.56          13,571.33           11,883.03
 5/31/2013         14,344.08         13,702.76          13,341.23           11,850.43
 6/30/2013         14,151.46         13,374.93          13,106.39           11,504.05
 7/31/2013         14,871.55         13,645.73          13,149.01           12,054.78
 8/31/2013         14,440.84         13,516.22          13,074.07           11,803.62
 9/30/2013         14,893.70         13,770.69          13,204.17           12,413.30
10/31/2013         15,578.33         13,995.66          13,334.82           12,912.22
11/30/2013         16,053.06         14,078.55          13,291.64           13,095.08
12/31/2013         16,459.46         14,150.14          13,233.42           13,321.00
 1/31/2014         15,890.39         14,054.53          13,408.92           12,788.15
 2/28/2014         16,617.28         14,329.40          13,504.47           13,405.91
 3/31/2014         16,756.96         14,368.08          13,491.94           13,465.52
 4/30/2014         16,880.83         14,440.47          13,603.64           13,593.71
 5/31/2014         17,277.09         14,609.36          13,767.45           13,882.83
 6/30/2014         17,633.99         14,751.31          13,788.34           14,144.22
 7/31/2014         17,390.80         14,630.00          13,745.44           13,972.67
 8/31/2014         18,086.52         14,811.96          13,894.48           14,281.34
 9/30/2014         17,832.89         14,575.77          13,784.16           13,818.22
10/31/2014         18,268.46         14,648.95          13,919.27           13,915.51
11/30/2014         18,759.78         14,770.92          13,993.09           14,148.26
12/31/2014         18,712.52         14,625.46          13,969.13           13,875.25
 1/31/2015         18,150.79         14,625.46          14,234.89           13,658.32
 2/28/2015         19,193.94         14,897.67          14,151.88           14,418.70
 3/31/2015         18,890.40         14,815.37          14,210.38           14,195.29
 4/30/2015         19,071.62         14,939.56          14,193.94           14,607.15
 5/31/2015         19,316.87         14,964.40          14,169.15           14,588.10
 6/30/2015         18,942.93         14,752.35          14,010.92           14,244.66
 7/31/2015         19,339.81         14,777.31          14,092.54           14,368.36
 8/31/2015         18,172.96         14,402.89          14,051.03           13,383.40
 9/30/2015         17,723.30         14,258.93          14,105.91           12,898.53
10/31/2015         19,218.33         14,572.72          14,151.04           13,910.87
11/30/2015         19,275.48         14,509.96          14,099.51           13,796.00
12/31/2015         18,971.47         14,340.47          14,029.03           13,547.20
 1/31/2016         18,030.03         14,159.00          14,183.92           12,730.16
 2/29/2016         18,005.70         14,172.00          14,284.76           12,642.59
 3/31/2016         19,227.18         14,578.00          14,459.70           13,579.51
 4/30/2016         19,301.72         14,760.00          14,558.32           13,779.96
 5/31/2016         19,648.34         14,812.00          14,569.74           13,797.33
 6/30/2016         19,699.25         14,948.00          14,826.03           13,713.80

                                   [END CHART]

                  Data since Fund inception 7/31/08 to 6/30/16.

                 See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2016, the Barclays U.S. Universal Index replaced the S&P 500(R)
Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement Income Fund to the following benchmarks:

o   The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded U.S. stocks.

o   The Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade
    144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the
    non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

o   The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

================================================================================

8  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2020 FUND (THE FUND)
(Ticker Symbol: URTNX)

--------------------------------------------------------------------------------
                                                6/30/16              12/31/15
--------------------------------------------------------------------------------
Net Assets                                   $570.9 Million       $583.9 Million
Net Asset Value Per Share                       $12.30               $11.85

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
  12/31/15-6/30/16*       1 YEAR        5 YEARS         SINCE INCEPTION 7/31/08
        3.80%             0.11%          4.17%                  5.94%

--------------------------------------------------------------------------------
                       EXPENSE RATIO AS OF 12/31/15**
--------------------------------------------------------------------------------
                                   0.75%

            (Including acquired fund fees and expenses of 0.71%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                       USAA TARGET          BARCLAYS             MSCI
                                       RETIREMENT        U.S. UNIVERSAL     ALL-COUNTRY
                 S&P 500 INDEX          2020 FUND            INDEX*          WORLD INDEX
 7/31/2008        $10,000.00           $10,000.00          $10,000.00       $10,000.00
 8/31/2008         10,144.65            10,000.00           10,088.31         9,784.46
 9/30/2008          9,240.68             9,490.00            9,899.43         8,561.59
10/31/2008          7,688.73             8,360.00            9,543.42         6,865.11
11/30/2008          7,137.03             8,210.00            9,794.69         6,414.09
12/31/2008          7,212.97             8,505.09           10,168.82         6,646.55
 1/31/2009          6,605.01             8,077.29           10,111.15         6,078.68
 2/28/2009          5,901.73             7,618.93           10,057.39         5,483.51
 3/31/2009          6,418.69             8,067.10           10,208.65         5,935.18
 4/30/2009          7,033.02             8,637.50           10,313.95         6,635.81
 5/31/2009          7,426.40             9,228.27           10,429.56         7,296.99
 6/30/2009          7,441.13             9,309.76           10,509.23         7,256.08
 7/31/2009          8,003.95             9,849.60           10,708.14         7,894.81
 8/31/2009          8,292.93            10,094.06           10,832.66         8,177.17
 9/30/2009          8,602.38            10,470.93           10,979.75         8,552.32
10/31/2009          8,442.58            10,470.93           11,042.98         8,420.15
11/30/2009          8,948.99            10,776.50           11,183.11         8,766.46
12/31/2009          9,121.84            10,896.68           11,043.54         8,948.00
 1/31/2010          8,793.70            10,844.19           11,211.52         8,561.29
 2/28/2010          9,066.10            10,991.16           11,253.87         8,670.35
 3/31/2010          9,613.20            11,337.59           11,268.91         9,228.14
 4/30/2010          9,764.97            11,516.05           11,393.99         9,243.67
 5/31/2010          8,985.23            11,075.14           11,445.52         8,367.32
 6/30/2010          8,514.86            10,970.17           11,622.98         8,109.54
 7/31/2010          9,111.44            11,379.58           11,773.41         8,769.40
 8/31/2010          8,700.11            11,274.60           11,920.77         8,462.83
 9/30/2010          9,476.55            11,820.48           11,958.66         9,272.44
10/31/2010          9,837.13            12,072.43           12,019.67         9,607.56
11/30/2010          9,838.39            12,019.94           11,940.55         9,393.79
12/31/2010         10,495.90            12,343.67           11,834.69        10,081.68
 1/31/2011         10,744.67            12,419.27           11,862.55        10,239.89
 2/28/2011         11,112.77            12,624.46           11,900.44        10,538.07
 3/31/2011         11,117.19            12,710.85           11,914.64        10,527.55
 4/30/2011         11,446.43            13,034.83           12,069.25        10,958.25
 5/31/2011         11,316.86            12,991.64           12,218.57        10,722.70
 6/30/2011         11,128.22            12,872.84           12,179.01        10,553.74
 7/31/2011         10,901.93            12,851.24           12,368.44        10,381.92
 8/31/2011         10,309.72            12,440.87           12,493.80         9,623.53
 9/30/2011          9,584.96            11,836.10           12,529.46         8,714.94
10/31/2011         10,632.53            12,516.46           12,601.05         9,648.69
11/30/2011         10,609.03            12,419.27           12,563.72         9,359.86
12/31/2011         10,717.55            12,407.50           12,710.53         9,340.95
 1/31/2012         11,197.86            12,853.81           12,848.15         9,884.10
 2/29/2012         11,682.08            13,121.60           12,878.23        10,381.40
 3/31/2012         12,066.53            13,177.39           12,819.18        10,450.33
 4/30/2012         11,990.79            13,155.07           12,958.46        10,330.85
 5/31/2012         11,270.13            12,697.60           13,042.32         9,404.61
 6/30/2012         11,734.49            12,954.23           13,075.19         9,869.09
 7/31/2012         11,897.47            13,076.97           13,270.19        10,004.19
 8/31/2012         12,165.43            13,288.97           13,298.05        10,221.72
 9/30/2012         12,479.81            13,579.07           13,337.05        10,543.66
10/31/2012         12,249.38            13,567.91           13,379.39        10,473.39
11/30/2012         12,320.44            13,646.02           13,411.43        10,607.32
12/31/2012         12,432.73            13,804.38           13,413.93        10,847.58
 1/31/2013         13,076.69            14,022.95           13,344.01        11,347.31
 2/28/2013         13,254.20            14,068.96           13,408.08        11,345.54
 3/31/2013         13,751.28            14,218.51           13,423.96        11,552.99
 4/30/2013         14,016.22            14,322.04           13,571.33        11,883.03
 5/31/2013         14,344.08            14,322.04           13,341.23        11,850.43
 6/30/2013         14,151.46            13,988.43           13,106.39        11,504.05
 7/31/2013         14,871.55            14,356.55           13,149.01        12,054.78
 8/31/2013         14,440.84            14,172.49           13,074.07        11,803.62
 9/30/2013         14,893.70            14,529.10           13,204.17        12,413.30
10/31/2013         15,578.33            14,839.70           13,334.82        12,912.22
11/30/2013         16,053.06            14,954.74           13,291.64        13,095.08
12/31/2013         16,459.46            15,068.77           13,233.42        13,321.00
 1/31/2014         15,890.39            14,854.02           13,408.92        12,788.15
 2/28/2014         16,617.28            15,247.74           13,504.47        13,405.91
 3/31/2014         16,756.96            15,295.47           13,491.94        13,465.52
 4/30/2014         16,880.83            15,378.98           13,603.64        13,593.71
 5/31/2014         17,277.09            15,581.81           13,767.45        13,882.83
 6/30/2014         17,633.99            15,772.70           13,788.34        14,144.22
 7/31/2014         17,390.80            15,593.74           13,745.44        13,972.67
 8/31/2014         18,086.52            15,832.35           13,894.48        14,281.34
 9/30/2014         17,832.89            15,510.22           13,784.16        13,818.22
10/31/2014         18,268.46            15,617.60           13,919.27        13,915.51
11/30/2014         18,759.78            15,772.70           13,993.09        14,148.26
12/31/2014         18,712.52            15,589.12           13,969.13        13,875.25
 1/31/2015         18,150.79            15,551.89           14,234.89        13,658.32
 2/28/2015         19,193.94            15,936.65           14,151.88        14,418.70
 3/31/2015         18,890.40            15,812.53           14,210.38        14,195.29
 4/30/2015         19,071.62            15,998.71           14,193.94        14,607.15
 5/31/2015         19,316.87            16,023.53           14,169.15        14,588.10
 6/30/2015         18,942.93            15,775.30           14,010.92        14,244.66
 7/31/2015         19,339.81            15,800.12           14,092.54        14,368.36
 8/31/2015         18,172.96            15,216.77           14,051.03        13,383.40
 9/30/2015         17,723.30            14,968.53           14,105.91        12,898.53
10/31/2015         19,218.33            15,527.06           14,151.04        13,910.87
11/30/2015         19,275.48            15,452.59           14,099.51        13,796.00
12/31/2015         18,971.47            15,214.27           14,029.03        13,547.20
 1/31/2016         18,030.03            14,829.00           14,183.92        12,730.16
 2/29/2016         18,005.70            14,816.00           14,284.76        12,642.59
 3/31/2016         19,227.18            15,407.00           14,459.70        13,579.51
 4/30/2016         19,301.72            15,612.00           14,558.32        13,779.96
 5/31/2016         19,648.34            15,689.00           14,569.74        13,797.33
 6/30/2016         19,699.25            15,792.00           14,826.03        13,713.80

                                   [END CHART]

                  Data since Fund inception 7/31/08 to 6/30/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Target Retirement 2020 Fund to the benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2016, the Barclays U.S. Universal Index replaced the S&P 500(R)
Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

10  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2030 FUND (THE FUND)
(Ticker Symbol: URTRX)

--------------------------------------------------------------------------------
                                                6/30/16              12/31/15
--------------------------------------------------------------------------------
Net Assets                                   $1.1 Billion          $1.1 Billion
Net Asset Value Per Share                      $12.77                $12.34

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
  12/31/15-6/30/16*          1 YEAR        5 YEARS      SINCE INCEPTION 7/31/08
        3.48%                -1.01%         4.77%                 6.17%

--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 12/31/15**
--------------------------------------------------------------------------------
                                      0.81%

              (Including acquired fund fees and expenses of 0.78%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                       USAA TARGET           BARCLAYS          MSCI
                                       RETIREMENT         U.S. UNIVERSAL    ALL-COUNTRY
                 S&P 500 INDEX          2030 FUND             INDEX*        WORLD INDEX
 7/31/2008        $10,000.00           $10,000.00          $10,000.00       $10,000.00
 8/31/2008         10,144.65             9,990.00           10,088.31         9,784.46
 9/30/2008          9,240.68             9,250.00            9,899.43         8,561.59
10/31/2008          7,688.73             7,970.00            9,543.42         6,865.11
11/30/2008          7,137.03             7,690.00            9,794.69         6,414.09
12/31/2008          7,212.97             7,993.85           10,168.82         6,646.55
 1/31/2009          6,605.01             7,555.97           10,111.15         6,078.68
 2/28/2009          5,901.73             7,097.72           10,057.39         5,483.51
 3/31/2009          6,418.69             7,525.42           10,208.65         5,935.18
 4/30/2009          7,033.02             8,105.86           10,313.95         6,635.81
 5/31/2009          7,426.40             8,696.49           10,429.56         7,296.99
 6/30/2009          7,441.13             8,757.59           10,509.23         7,256.08
 7/31/2009          8,003.95             9,348.22           10,708.14         7,894.81
 8/31/2009          8,292.93             9,612.98           10,832.66         8,177.17
 9/30/2009          8,602.38            10,030.50           10,979.75         8,552.32
10/31/2009          8,442.58             9,969.40           11,042.98         8,420.15
11/30/2009          8,948.99            10,335.99           11,183.11         8,766.46
12/31/2009          9,121.84            10,526.60           11,043.54         8,948.00
 1/31/2010          8,793.70            10,349.42           11,211.52         8,561.29
 2/28/2010          9,066.10            10,526.60           11,253.87         8,670.35
 3/31/2010          9,613.20            10,995.61           11,268.91         9,228.14
 4/30/2010          9,764.97            11,172.79           11,393.99         9,243.67
 5/31/2010          8,985.23            10,557.87           11,445.52         8,367.32
 6/30/2010          8,514.86            10,370.27           11,622.98         8,109.54
 7/31/2010          9,111.44            10,891.39           11,773.41         8,769.40
 8/31/2010          8,700.11            10,682.94           11,920.77         8,462.83
 9/30/2010          9,476.55            11,422.93           11,958.66         9,272.44
10/31/2010          9,837.13            11,735.60           12,019.67         9,607.56
11/30/2010          9,838.39            11,673.06           11,940.55         9,393.79
12/31/2010         10,495.90            12,141.60           11,834.69        10,081.68
 1/31/2011         10,744.67            12,216.35           11,862.55        10,239.89
 2/28/2011         11,112.77            12,472.64           11,900.44        10,538.07
 3/31/2011         11,117.19            12,579.43           11,914.64        10,527.55
 4/30/2011         11,446.43            12,995.89           12,069.25        10,958.25
 5/31/2011         11,316.86            12,878.43           12,218.57        10,722.70
 6/30/2011         11,128.22            12,728.93           12,179.01        10,553.74
 7/31/2011         10,901.93            12,643.50           12,368.44        10,381.92
 8/31/2011         10,309.72            12,077.53           12,493.80         9,623.53
 9/30/2011          9,584.96            11,265.95           12,529.46         8,714.94
10/31/2011         10,632.53            12,152.28           12,601.05         9,648.69
11/30/2011         10,609.03            12,034.82           12,563.72         9,359.86
12/31/2011         10,717.55            12,000.42           12,710.53         9,340.95
 1/31/2012         11,197.86            12,549.39           12,848.15         9,884.10
 2/29/2012         11,682.08            12,911.70           12,878.23        10,381.40
 3/31/2012         12,066.53            13,010.52           12,819.18        10,450.33
 4/30/2012         11,990.79            12,933.66           12,958.46        10,330.85
 5/31/2012         11,270.13            12,274.90           13,042.32         9,404.61
 6/30/2012         11,734.49            12,626.24           13,075.19         9,869.09
 7/31/2012         11,897.47            12,736.03           13,270.19        10,004.19
 8/31/2012         12,165.43            12,988.56           13,298.05        10,221.72
 9/30/2012         12,479.81            13,317.94           13,337.05        10,543.66
10/31/2012         12,249.38            13,263.04           13,379.39        10,473.39
11/30/2012         12,320.44            13,361.86           13,411.43        10,607.32
12/31/2012         12,432.73            13,579.66           13,413.93        10,847.58
 1/31/2013         13,076.69            13,918.30           13,344.01        11,347.31
 2/28/2013         13,254.20            13,952.17           13,408.08        11,345.54
 3/31/2013         13,751.28            14,144.06           13,423.96        11,552.99
 4/30/2013         14,016.22            14,256.95           13,571.33        11,883.03
 5/31/2013         14,344.08            14,324.68           13,341.23        11,850.43
 6/30/2013         14,151.46            13,974.74           13,106.39        11,504.05
 7/31/2013         14,871.55            14,471.42           13,149.01        12,054.78
 8/31/2013         14,440.84            14,223.08           13,074.07        11,803.62
 9/30/2013         14,893.70            14,697.18           13,204.17        12,413.30
10/31/2013         15,578.33            15,103.55           13,334.82        12,912.22
11/30/2013         16,053.06            15,272.88           13,291.64        13,095.08
12/31/2013         16,459.46            15,442.03           13,233.42        13,321.00
 1/31/2014         15,890.39            15,065.67           13,408.92        12,788.15
 2/28/2014         16,617.28            15,583.15           13,504.47        13,405.91
 3/31/2014         16,756.96            15,641.96           13,491.94        13,465.52
 4/30/2014         16,880.83            15,712.52           13,603.64        13,593.71
 5/31/2014         17,277.09            15,971.26           13,767.45        13,882.83
 6/30/2014         17,633.99            16,230.00           13,788.34        14,144.22
 7/31/2014         17,390.80            15,959.50           13,745.44        13,972.67
 8/31/2014         18,086.52            16,277.05           13,894.48        14,281.34
 9/30/2014         17,832.89            15,841.90           13,784.16        13,818.22
10/31/2014         18,268.46            15,971.26           13,919.27        13,915.51
11/30/2014         18,759.78            16,206.48           13,993.09        14,148.26
12/31/2014         18,712.52            15,972.45           13,969.13        13,875.25
 1/31/2015         18,150.79            15,862.30           14,234.89        13,658.32
 2/28/2015         19,193.94            16,425.32           14,151.88        14,418.70
 3/31/2015         18,890.40            16,241.72           14,210.38        14,195.29
 4/30/2015         19,071.62            16,510.99           14,193.94        14,607.15
 5/31/2015         19,316.87            16,559.95           14,169.15        14,588.10
 6/30/2015         18,942.93            16,229.48           14,010.92        14,244.66
 7/31/2015         19,339.81            16,278.44           14,092.54        14,368.36
 8/31/2015         18,172.96            15,495.12           14,051.03        13,383.40
 9/30/2015         17,723.30            15,152.41           14,105.91        12,898.53
10/31/2015         19,218.33            15,886.78           14,151.04        13,910.87
11/30/2015         19,275.48            15,813.34           14,099.51        13,796.00
12/31/2015         18,971.47            15,524.32           14,029.03        13,547.20
 1/31/2016         18,030.03            14,958.00           14,183.92        12,730.16
 2/29/2016         18,005.70            14,920.00           14,284.76        12,642.59
 3/31/2016         19,227.18            15,675.00           14,459.70        13,579.51
 4/30/2016         19,301.72            15,902.00           14,558.32        13,779.96
 5/31/2016         19,648.34            15,977.00           14,569.74        13,797.33
 6/30/2016         19,699.25            16,065.00           14,826.03        13,713.80

                                   [END CHART]

                  Data since Fund inception 7/31/08 to 6/30/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Target Retirement 2030 Fund to the benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2016, the Barclays U.S. Universal Index replaced the S&P 500(R)
Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

12  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2040 FUND (THE FUND)
(Ticker Symbol: URFRX)

--------------------------------------------------------------------------------
                                                6/30/16              12/31/15
--------------------------------------------------------------------------------
Net Assets                                   $1.1 Billion          $1.1 Billion
Net Asset Value Per Share                      $12.56                $12.23

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
  12/31/15-6/30/16*         1 YEAR        5 YEARS       SINCE INCEPTION 7/31/08
        2.70%               -2.06%         4.86%                 5.62%

--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 12/31/15**
--------------------------------------------------------------------------------
                                      0.85%

              (Including acquired fund fees and expenses of 0.82%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                       USAA TARGET          BARCLAYS           MSCI
                                       RETIREMENT        U.S. UNIVERSAL    ALL-COUNTRY
                 S&P 500 INDEX          2040 FUND            INDEX         WORLD INDEX*
 7/31/2008        $10,000.00           $10,000.00          $10,000.00       $10,000.00
 8/31/2008         10,144.65             9,990.00           10,088.31         9,784.46
 9/30/2008          9,240.68             9,110.00            9,899.43         8,561.59
10/31/2008          7,688.73             7,610.00            9,543.42         6,865.11
11/30/2008          7,137.03             7,160.00            9,794.69         6,414.09
12/31/2008          7,212.97             7,494.90           10,168.82         6,646.55
 1/31/2009          6,605.01             7,016.93           10,111.15         6,078.68
 2/28/2009          5,901.73             6,508.46           10,057.39         5,483.51
 3/31/2009          6,418.69             6,966.09           10,208.65         5,935.18
 4/30/2009          7,033.02             7,545.75           10,313.95         6,635.81
 5/31/2009          7,426.40             8,115.24           10,429.56         7,296.99
 6/30/2009          7,441.13             8,115.24           10,509.23         7,256.08
 7/31/2009          8,003.95             8,755.91           10,708.14         7,894.81
 8/31/2009          8,292.93             8,999.98           10,832.66         8,177.17
 9/30/2009          8,602.38             9,437.27           10,979.75         8,552.32
10/31/2009          8,442.58             9,294.89           11,042.98         8,420.15
11/30/2009          8,948.99             9,722.01           11,183.11         8,766.46
12/31/2009          9,121.84             9,946.22           11,043.54         8,948.00
 1/31/2010          8,793.70             9,656.12           11,211.52         8,561.29
 2/28/2010          9,066.10             9,863.34           11,253.87         8,670.35
 3/31/2010          9,613.20            10,402.09           11,268.91         9,228.14
 4/30/2010          9,764.97            10,567.86           11,393.99         9,243.67
 5/31/2010          8,985.23             9,821.89           11,445.52         8,367.32
 6/30/2010          8,514.86             9,552.52           11,622.98         8,109.54
 7/31/2010          9,111.44            10,143.07           11,773.41         8,769.40
 8/31/2010          8,700.11             9,832.25           11,920.77         8,462.83
 9/30/2010          9,476.55            10,702.55           11,958.66         9,272.44
10/31/2010          9,837.13            11,054.81           12,019.67         9,607.56
11/30/2010          9,838.39            10,982.29           11,940.55         9,393.79
12/31/2010         10,495.90            11,596.80           11,834.69        10,081.68
 1/31/2011         10,744.67            11,638.94           11,862.55        10,239.89
 2/28/2011         11,112.77            11,944.39           11,900.44        10,538.07
 3/31/2011         11,117.19            12,060.25           11,914.64        10,527.55
 4/30/2011         11,446.43            12,523.70           12,069.25        10,958.25
 5/31/2011         11,316.86            12,344.64           12,218.57        10,722.70
 6/30/2011         11,128.22            12,165.58           12,179.01        10,553.74
 7/31/2011         10,901.93            11,997.06           12,368.44        10,381.92
 8/31/2011         10,309.72            11,291.35           12,493.80         9,623.53
 9/30/2011          9,584.96            10,343.38           12,529.46         8,714.94
10/31/2011         10,632.53            11,365.08           12,601.05         9,648.69
11/30/2011         10,609.03            11,238.68           12,563.72         9,359.86
12/31/2011         10,717.55            11,162.02           12,710.53         9,340.95
 1/31/2012         11,197.86            11,764.21           12,848.15         9,884.10
 2/29/2012         11,682.08            12,172.84           12,878.23        10,381.40
 3/31/2012         12,066.53            12,301.88           12,819.18        10,450.33
 4/30/2012         11,990.79            12,183.60           12,958.46        10,330.85
 5/31/2012         11,270.13            11,387.84           13,042.32         9,404.61
 6/30/2012         11,734.49            11,774.97           13,075.19         9,869.09
 7/31/2012         11,897.47            11,850.24           13,270.19        10,004.19
 8/31/2012         12,165.43            12,119.08           13,298.05        10,221.72
 9/30/2012         12,479.81            12,473.94           13,337.05        10,543.66
10/31/2012         12,249.38            12,366.40           13,379.39        10,473.39
11/30/2012         12,320.44            12,484.69           13,411.43        10,607.32
12/31/2012         12,432.73            12,749.61           13,413.93        10,847.58
 1/31/2013         13,076.69            13,156.63           13,344.01        11,347.31
 2/28/2013         13,254.20            13,189.64           13,408.08        11,345.54
 3/31/2013         13,751.28            13,409.65           13,423.96        11,552.99
 4/30/2013         14,016.22            13,530.65           13,571.33        11,883.03
 5/31/2013         14,344.08            13,651.66           13,341.23        11,850.43
 6/30/2013         14,151.46            13,299.64           13,106.39        11,504.05
 7/31/2013         14,871.55            13,871.67           13,149.01        12,054.78
 8/31/2013         14,440.84            13,596.65           13,074.07        11,803.62
 9/30/2013         14,893.70            14,135.68           13,204.17        12,413.30
10/31/2013         15,578.33            14,575.70           13,334.82        12,912.22
11/30/2013         16,053.06            14,762.71           13,291.64        13,095.08
12/31/2013         16,459.46            14,963.92           13,233.42        13,321.00
 1/31/2014         15,890.39            14,491.62           13,408.92        12,788.15
 2/28/2014         16,617.28            15,067.60           13,504.47        13,405.91
 3/31/2014         16,756.96            15,125.20           13,491.94        13,465.52
 4/30/2014         16,880.83            15,182.79           13,603.64        13,593.71
 5/31/2014         17,277.09            15,447.74           13,767.45        13,882.83
 6/30/2014         17,633.99            15,735.73           13,788.34        14,144.22
 7/31/2014         17,390.80            15,424.71           13,745.44        13,972.67
 8/31/2014         18,086.52            15,781.81           13,894.48        14,281.34
 9/30/2014         17,832.89            15,286.47           13,784.16        13,818.22
10/31/2014         18,268.46            15,413.19           13,919.27        13,915.51
11/30/2014         18,759.78            15,678.14           13,993.09        14,148.26
12/31/2014         18,712.52            15,435.88           13,969.13        13,875.25
 1/31/2015         18,150.79            15,268.23           14,234.89        13,658.32
 2/28/2015         19,193.94            15,926.86           14,151.88        14,418.70
 3/31/2015         18,890.40            15,711.30           14,210.38        14,195.29
 4/30/2015         19,071.62            16,010.68           14,193.94        14,607.15
 5/31/2015         19,316.87            16,070.56           14,169.15        14,588.10
 6/30/2015         18,942.93            15,747.23           14,010.92        14,244.66
 7/31/2015         19,339.81            15,795.13           14,092.54        14,368.36
 8/31/2015         18,172.96            14,932.93           14,051.03        13,383.40
 9/30/2015         17,723.30            14,537.75           14,105.91        12,898.53
10/31/2015         19,218.33            15,376.00           14,151.04        13,910.87
11/30/2015         19,275.48            15,328.10           14,099.51        13,796.00
12/31/2015         18,971.47            15,017.88           14,029.03        13,547.20
 1/31/2016         18,030.03            14,355.00           14,183.92        12,730.16
 2/29/2016         18,005.70            14,293.00           14,284.76        12,642.59
 3/31/2016         19,227.18            15,092.00           14,459.70        13,579.51
 4/30/2016         19,301.72            15,300.00           14,558.32        13,779.96
 5/31/2016         19,648.34            15,399.00           14,569.74        13,797.33
 6/30/2016         19,699.25            15,423.00           14,826.03        13,713.80

                                   [END CHART]

                  Data since Fund inception 7/31/08 to 6/30/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Target Retirement 2040 Fund to the benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2016, the MSCI All-Country World Index replaced the S&P 500(R)
Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

14  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2050 FUND (THE FUND)
(Ticker Symbol: URFFX)

--------------------------------------------------------------------------------
                                                6/30/16              12/31/15
--------------------------------------------------------------------------------
Net Assets                                   $624.0 Million       $603.3 Million
Net Asset Value Per Share                       $12.48               $12.18

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
  12/31/15-6/30/16*         1 YEAR        5 YEARS       SINCE INCEPTION 7/31/08
        2.46%               -2.29%         4.92%                 5.00%

--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 12/31/15**
--------------------------------------------------------------------------------
                                      0.88%

              (Including acquired fund fees and expenses of 0.84%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                         BARCLAYS         USAA TARGET           MSCI
                                     U.S. UNIVERSAL       RETIREMENT         ALL-COUNTRY
                 S&P 500 INDEX            INDEX            2050 FUND         WORLD INDEX*
 7/31/2008        $10,000.00           $10,000.00          $10,000.00        $10,000.00
 8/31/2008         10,144.65            10,088.31            9,960.00          9,784.46
 9/30/2008          9,240.68             9,899.43            8,970.00          8,561.59
10/31/2008          7,688.73             9,543.42            7,330.00          6,865.11
11/30/2008          7,137.03             9,794.69            6,810.00          6,414.09
12/31/2008          7,212.97            10,168.82            7,180.05          6,646.55
 1/31/2009          6,605.01            10,111.15            6,611.33          6,078.68
 2/28/2009          5,901.73            10,057.39            6,042.61          5,483.51
 3/31/2009          6,418.69            10,208.65            6,550.40          5,935.18
 4/30/2009          7,033.02            10,313.95            7,129.27          6,635.81
 5/31/2009          7,426.40            10,429.56            7,677.67          7,296.99
 6/30/2009          7,441.13            10,509.23            7,616.74          7,256.08
 7/31/2009          8,003.95            10,708.14            8,276.86          7,894.81
 8/31/2009          8,292.93            10,832.66            8,510.44          8,177.17
 9/30/2009          8,602.38            10,979.75            8,936.98          8,552.32
10/31/2009          8,442.58            11,042.98            8,733.86          8,420.15
11/30/2009          8,948.99            11,183.11            9,211.18          8,766.46
12/31/2009          9,121.84            11,043.54            9,466.36          8,948.00
 1/31/2010          8,793.70            11,211.52            9,065.51          8,561.29
 2/28/2010          9,066.10            11,253.87            9,301.91          8,670.35
 3/31/2010          9,613.20            11,268.91            9,877.50          9,228.14
 4/30/2010          9,764.97            11,393.99           10,021.39          9,243.67
 5/31/2010          8,985.23            11,445.52            9,209.40          8,367.32
 6/30/2010          8,514.86            11,622.98            8,880.50          8,109.54
 7/31/2010          9,111.44            11,773.41            9,507.48          8,769.40
 8/31/2010          8,700.11            11,920.77            9,137.46          8,462.83
 9/30/2010          9,476.55            11,958.66           10,083.06          9,272.44
10/31/2010          9,837.13            12,019.67           10,442.81          9,607.56
11/30/2010          9,838.39            11,940.55           10,381.14          9,393.79
12/31/2010         10,495.90            11,834.69           11,047.20         10,081.68
 1/31/2011         10,744.67            11,862.55           11,078.32         10,239.89
 2/28/2011         11,112.77            11,900.44           11,379.13         10,538.07
 3/31/2011         11,117.19            11,914.64           11,503.61         10,527.55
 4/30/2011         11,446.43            12,069.25           11,980.77         10,958.25
 5/31/2011         11,316.86            12,218.57           11,762.93         10,722.70
 6/30/2011         11,128.22            12,179.01           11,576.22         10,553.74
 7/31/2011         10,901.93            12,368.44           11,368.76         10,381.92
 8/31/2011         10,309.72            12,493.80           10,621.91          9,623.53
 9/30/2011          9,584.96            12,529.46            9,646.85          8,714.94
10/31/2011         10,632.53            12,601.05           10,715.27          9,648.69
11/30/2011         10,609.03            12,563.72           10,580.42          9,359.86
12/31/2011         10,717.55            12,710.53           10,465.04          9,340.95
 1/31/2012         11,197.86            12,848.15           11,095.46          9,884.10
 2/29/2012         11,682.08            12,878.23           11,536.76         10,381.40
 3/31/2012         12,066.53            12,819.18           11,694.37         10,450.33
 4/30/2012         11,990.79            12,958.46           11,536.76         10,330.85
 5/31/2012         11,270.13            13,042.32           10,633.15          9,404.61
 6/30/2012         11,734.49            13,075.19           11,063.94          9,869.09
 7/31/2012         11,897.47            13,270.19           11,105.97         10,004.19
 8/31/2012         12,165.43            13,298.05           11,379.15         10,221.72
 9/30/2012         12,479.81            13,337.05           11,757.41         10,543.66
10/31/2012         12,249.38            13,379.39           11,641.83         10,473.39
11/30/2012         12,320.44            13,411.43           11,767.92         10,607.32
12/31/2012         12,432.73            13,413.93           12,031.81         10,847.58
1/31/2013          13,076.69            13,344.01           12,438.22         11,347.31
2/28/2013          13,254.20            13,408.08           12,470.30         11,345.54
3/31/2013          13,751.28            13,423.96           12,684.20         11,552.99
4/30/2013          14,016.22            13,571.33           12,801.84         11,883.03
5/31/2013          14,344.08            13,341.23           12,930.18         11,850.43
6/30/2013          14,151.46            13,106.39           12,587.94         11,504.05
7/31/2013          14,871.55            13,149.01           13,154.78         12,054.78
8/31/2013          14,440.84            13,074.07           12,876.71         11,803.62
9/30/2013          14,893.70            13,204.17           13,443.54         12,413.30
10/31/2013         15,578.33            13,334.82           13,882.03         12,912.22
11/30/2013         16,053.06            13,291.64           14,085.24         13,095.08
12/31/2013         16,459.46            13,233.42           14,295.56         13,321.00
1/31/2014          15,890.39            13,408.92           13,761.98         12,788.15
2/28/2014          16,617.28            13,504.47           14,362.26         13,405.91
3/31/2014          16,756.96            13,491.94           14,417.84         13,465.52
4/30/2014          16,880.83            13,603.64           14,462.31         13,593.71
5/31/2014          17,277.09            13,767.45           14,729.10         13,882.83
6/30/2014          17,633.99            13,788.34           15,029.23         14,144.22
7/31/2014          17,390.80            13,745.44           14,695.74         13,972.67
8/31/2014          18,086.52            13,894.48           15,062.58         14,281.34
9/30/2014          17,832.89            13,784.16           14,551.23         13,818.22
10/31/2014         18,268.46            13,919.27           14,706.86         13,915.51
11/30/2014         18,759.78            13,993.09           14,984.77         14,148.26
12/31/2014         18,712.52            13,969.13           14,726.57         13,875.25
1/31/2015          18,150.79            14,234.89           14,531.13         13,658.32
2/28/2015          19,193.94            14,151.88           15,220.90         14,418.70
3/31/2015          18,890.40            14,210.38           15,002.48         14,195.29
4/30/2015          19,071.62            14,193.94           15,312.87         14,607.15
5/31/2015          19,316.87            14,169.15           15,381.85         14,588.10
6/30/2015          18,942.93            14,010.92           15,059.96         14,244.66
7/31/2015          19,339.81            14,092.54           15,117.44         14,368.36
8/31/2015          18,172.96            14,051.03           14,266.73         13,383.40
9/30/2015          17,723.30            14,105.91           13,875.86         12,898.53
10/31/2015         19,218.33            14,151.04           14,703.58         13,910.87
11/30/2015         19,275.48            14,099.51           14,657.60         13,796.00
12/31/2015         18,971.47            14,029.03           14,361.21         13,547.20
1/31/2016          18,030.03            14,183.92           13,701.00         12,730.16
2/29/2016          18,005.70            14,284.76           13,642.00         12,642.59
3/31/2016          19,227.18            14,459.70           14,420.00         13,579.51
4/30/2016          19,301.72            14,558.32           14,609.00         13,779.96
5/31/2016          19,648.34            14,569.74           14,691.00         13,797.33
6/30/2016          19,699.25            14,826.03           14,715.00         13,713.80

                                   [END CHART]

                  Data since Fund inception 7/31/08 to 6/30/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Target Retirement 2050 Fund to the benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2016, the MSCI All-Country World Index replaced the S&P 500 Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

16  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2060 FUND (THE FUND)
(Ticker Symbol: URSIX)

--------------------------------------------------------------------------------
                                                6/30/16              12/31/15
--------------------------------------------------------------------------------
Net Assets                                   $47.0 Million         $38.0 Million
Net Asset Value Per Share                       $10.75                $10.48

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
  12/31/15-6/30/16*                  1 YEAR             SINCE INCEPTION 7/12/13
        2.58%                        -2.28%                     4.18%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/15**
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT           1.35%       AFTER REIMBURSEMENT          0.94%

              (Including acquired fund fees and expenses of 0.84%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company
(the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the Fund is lower than 0.10%, the Fund will operate at that lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                          MSCI            USAA TARGET        BARCLAYS
                                       ALL-COUNTRY        RETIREMENT      U.S. UNIVERSAL
                 S&P 500 INDEX         WORLD INDEX*        2060 FUND          INDEX
 7/31/2013        $10,000.00           $10,000.00          $10,000.00        $10,000.00
 8/31/2013          9,710.38             9,791.66            9,830.00          9,943.01
 9/30/2013         10,014.90            10,297.41           10,290.00         10,041.95
10/31/2013         10,475.26            10,711.29           10,640.00         10,141.31
11/30/2013         10,794.48            10,862.98           10,800.00         10,108.47
12/31/2013         11,067.76            11,050.39           10,969.48         10,064.19
 1/31/2014         10,685.10            10,608.37           10,534.75         10,197.67
 2/28/2014         11,173.88            11,120.83           11,009.92         10,270.33
 3/31/2014         11,267.80            11,170.28           11,060.47         10,260.80
 4/30/2014         11,351.09            11,276.62           11,080.69         10,345.76
 5/31/2014         11,617.55            11,516.46           11,293.00         10,470.33
 6/30/2014         11,857.54            11,733.29           11,515.43         10,486.22
 7/31/2014         11,694.01            11,590.98           11,242.45         10,453.59
 8/31/2014         12,161.83            11,847.04           11,525.54         10,566.94
 9/30/2014         11,991.28            11,462.86           11,141.35         10,483.04
10/31/2014         12,284.17            11,543.56           11,272.78         10,585.79
11/30/2014         12,614.55            11,736.64           11,485.10         10,641.94
12/31/2014         12,582.77            11,510.17           11,288.40         10,623.72
 1/31/2015         12,205.04            11,330.21           11,123.16         10,825.83
 2/28/2015         12,906.49            11,960.98           11,670.54         10,762.70
 3/31/2015         12,702.38            11,775.65           11,505.29         10,807.19
 4/30/2015         12,824.23            12,117.31           11,742.83         10,794.69
 5/31/2015         12,989.14            12,101.50           11,794.47         10,775.83
 6/30/2015         12,737.70            11,816.61           11,556.93         10,655.49
 7/31/2015         13,004.57            11,919.23           11,598.24         10,717.57
 8/31/2015         12,219.95            11,102.15           10,926.93         10,686.00
 9/30/2015         11,917.59            10,699.93           10,637.75         10,727.74
10/31/2015         12,922.89            11,539.72           11,267.75         10,762.06
11/30/2015         12,961.32            11,444.43           11,236.76         10,722.87
12/31/2015         12,756.89            11,238.04           11,009.70         10,669.27
 1/31/2016         12,123.85            10,560.26           10,505.00         10,787.06
 2/29/2016         12,107.49            10,487.62           10,453.00         10,863.75
 3/31/2016         12,928.84            11,264.83           11,052.00         10,996.80
 4/30/2016         12,978.96            11,431.12           11,199.00         11,071.80
 5/31/2016         13,212.03            11,445.52           11,262.00         11,080.49
 6/30/2016         13,246.27            11,376.24           11,293.00         11,275.40

                                   [END CHART]

                 Data since Fund inception 7/31/13 to 6/30/16.**

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Target Retirement 2060 Fund to the benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2016, the MSCI All-Country World Index replaced the S&P 500 Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

**The performance of the S&P 500 Index, MSCI All-Country World Index, and the
Barclays U.S. Universal Index is calculated from the end of the month, July 31,
2013, while the inception date of the Fund is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

18  | USAA TARGET RETIREMENT FUNDS

================================================================================

                        o TARGET RETIREMENT INCOME FUND o

                           ASSET ALLOCATION - 6/30/16

INVESTMENT                                                      ALLOCATION
--------------------------------------------------------------------------
USAA FUND:
Aggressive Growth ................................................   1.6%
Emerging Markets .................................................   1.1%
Flexible Income ..................................................   1.7%
Global Managed Volatility ........................................   2.2%
Growth ...........................................................   2.4%
Income Stock .....................................................   2.9%
International ....................................................   7.1%
Precious Metals and Minerals .....................................   0.3%
Real Return ......................................................   2.2%
S&P 500 Index ....................................................   4.9%
Small Cap Stock ..................................................   0.1%
Target Managed Allocation ........................................   2.8%
Total Return Strategy ............................................   0.6%
Value ............................................................   4.4%
  TOTAL EQUITY & ALTERNATIVE .....................................  34.3%
Government Securities ............................................  13.2%
High Income ......................................................   7.2%
Income ...........................................................  12.9%
Intermediate-Term Bond ...........................................   6.7%
Short-Term Bond ..................................................  24.9%
  TOTAL FIXED-INCOME .............................................  64.9%
Ultra Short-Term Bond ............................................   0.3%
  TOTAL ULTRA-SHORT ..............................................   0.3%
Money Market Instruments .........................................   0.5%
  TOTAL MONEY MARKET INSTRUMENTS .................................   0.5%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  19

================================================================================

                         o TARGET RETIREMENT 2020 FUND o

                           ASSET ALLOCATION - 6/30/16

INVESTMENT                                                      ALLOCATION
--------------------------------------------------------------------------
USAA FUND:
Aggressive Growth ................................................   2.4%
Emerging Markets .................................................   1.9%
Flexible Income ..................................................   1.2%
Global Managed Volatility ........................................   3.8%
Growth ...........................................................   3.8%
Income Stock .....................................................   4.7%
International ....................................................  11.2%
Precious Metals and Minerals .....................................   0.3%
Real Return ......................................................   1.6%
S&P 500 Index ....................................................   7.9%
Small Cap Stock ..................................................   1.5%
Target Managed Allocation ........................................   6.0%
Total Return Strategy ............................................   0.7%
Value ............................................................   7.0%
  TOTAL EQUITY & ALTERNATIVE .....................................  54.0%
Government Securities ............................................   7.1%
High Income ......................................................   6.4%
Income ...........................................................   9.9%
Intermediate-Term Bond ...........................................   8.2%
Short-Term Bond ..................................................  13.4%
  TOTAL FIXED-INCOME .............................................  45.0%
Ultra Short-Term Bond ............................................   0.3%
  TOTAL ULTRA-SHORT ..............................................   0.3%
Money Market Instruments .........................................   0.7%
  TOTAL MONEY MARKET INSTRUMENTS .................................   0.7%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

20  | USAA TARGET RETIREMENT FUNDS

================================================================================

                    o TARGET RETIREMENT 2030 FUND O

                       ASSET ALLOCATION - 6/30/16

INVESTMENT                                                            ALLOCATION
--------------------------------------------------------------------------------
USAA FUND:
Aggressive Growth .......................................................   3.3%
Emerging Markets ........................................................   2.8%
Flexible Income .........................................................   0.7%
Global Managed Volatility ...............................................   5.2%
Growth ..................................................................   5.2%
Income Stock ............................................................   6.3%
International ...........................................................  14.7%
Precious Metals and Minerals ............................................   0.4%
Real Return .............................................................   1.1%
S&P 500 Index ...........................................................  10.4%
Small Cap Stock .........................................................   2.7%
Target Managed Allocation ...............................................  10.6%
Total Return Strategy ...................................................   0.6%
Value ...................................................................   9.3%
  TOTAL EQUITY & ALTERNATIVE ............................................  73.3%
Government Securities ...................................................   1.2%
High Income .............................................................   5.9%
Income ..................................................................   6.8%
Intermediate-Term Bond ..................................................   9.8%
Short-Term Bond .........................................................   2.1%
  TOTAL FIXED-INCOME ....................................................  25.8%
Ultra Short-Term Bond ...................................................   0.4%
  TOTAL ULTRA-SHORT .....................................................   0.4%
Money Market Instruments ................................................   0.2%
  TOTAL MONEY MARKET INSTRUMENTS ........................................   0.2%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  21

================================================================================

                     o TARGET RETIREMENT 2040 FUND o

                       ASSET ALLOCATION - 6/30/16

INVESTMENT                                                            ALLOCATION
--------------------------------------------------------------------------------
USAA FUND:
Aggressive Growth .........................................................   3.8%
Emerging Markets ..........................................................   3.5%
Flexible Income ...........................................................   0.3%
Global Managed Volatility .................................................   5.9%
Growth ....................................................................   6.1%
Income Stock ..............................................................   7.2%
International .............................................................  17.4%
Precious Metals and Minerals ..............................................   0.4%
Real Return ...............................................................   0.5%
S&P 500 Index .............................................................  12.0%
Small Cap Stock ...........................................................   4.1%
Target Managed Allocation .................................................  13.9%
Total Return Strategy .....................................................   0.4%
Value .....................................................................  10.7%
  TOTAL EQUITY & ALTERNATIVE ..............................................  86.2%
High Income ...............................................................   4.1%
Income ....................................................................   3.5%
Intermediate-Term Bond ....................................................   5.4%
Short-Term Bond ...........................................................     -*
  TOTAL FIXED-INCOME ......................................................  13.0%
Ultra Short-Term Bond .....................................................   0.5%
  TOTAL ULTRA-SHORT .......................................................   0.5%
Money Market Instruments ..................................................   0.3%
  TOTAL MONEY MARKET INSTRUMENTS ..........................................   0.3%

Percentages are of the net assets of the Fund and may not equal 100%.

*Represents less than 0.1%

================================================================================

22  | USAA TARGET RETIREMENT FUNDS

================================================================================

                       o TARGET RETIREMENT 2050 FUND o

                          ASSET ALLOCATION - 6/30/16

INVESTMENT                                                            ALLOCATION
--------------------------------------------------------------------------------
USAA FUND:
Aggressive Growth ........................................................   3.9%
Emerging Markets .........................................................   3.9%
Flexible Income ..........................................................   0.2%
Global Managed Volatility ................................................   6.5%
Growth ...................................................................   6.0%
Income Stock .............................................................   7.5%
International ............................................................  18.3%
Precious Metals and Minerals .............................................   0.3%
Real Return ..............................................................   0.3%
S&P 500 Index ............................................................  12.4%
Small Cap Stock ..........................................................   4.3%
Target Managed Allocation ................................................  15.3%
Total Return Strategy ....................................................   0.7%
Value ....................................................................  11.1%
  TOTAL EQUITY & ALTERNATIVE .............................................  90.7%
High Income ..............................................................   3.3%
Income ...................................................................   2.1%
Intermediate-Term Bond ...................................................   3.0%
  TOTAL FIXED-INCOME .....................................................   8.4%
Ultra Short-Term Bond ....................................................   0.5%
  TOTAL ULTRA-SHORT ......................................................   0.5%
Money Market Instruments .................................................   0.4%
  TOTAL MONEY MARKET INSTRUMENTS .........................................   0.4%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  23

================================================================================

                     o TARGET RETIREMENT 2060 FUND o

                        ASSET ALLOCATION - 6/30/16

INVESTMENT                                                            ALLOCATION
--------------------------------------------------------------------------------
USAA FUND:
Aggressive Growth ........................................................   4.2%
Emerging Markets .........................................................   4.3%
Flexible Income ..........................................................   0.2%
Global Managed Volatility ................................................   6.5%
Growth ...................................................................   6.2%
Income Stock .............................................................   7.7%
International ............................................................  16.9%
Precious Metals and Minerals .............................................   0.3%
Real Return ..............................................................   0.3%
S&P 500 Index ............................................................  12.6%
Small Cap Stock ..........................................................   3.1%
Target Managed Allocation ................................................  17.5%
Total Return Strategy ....................................................   0.6%
Value ....................................................................  11.3%
  TOTAL EQUITY & ALTERNATIVE .............................................  91.7%
High Income ..............................................................   2.4%
Income ...................................................................   1.8%
Intermediate-Term Bond ...................................................   2.6%
Short-Term Bond ..........................................................     -*
  TOTAL FIXED-INCOME .....................................................   6.8%
Ultra Short-Term Bond ....................................................   0.5%
  TOTAL ULTRA-SHORT ......................................................   0.5%
Money Market Instruments .................................................   1.0%
  TOTAL MONEY MARKET INSTRUMENTS .........................................   1.0%

Percentages are of the net assets of the Fund and may not equal 100%.

*Represents less than 0.1%

================================================================================

24  | USAA TARGET RETIREMENT FUNDS

================================================================================

PORTFOLIOS OF INVESTMENTS

USAA TARGET RETIREMENT INCOME FUND
June 30, 2016 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            EQUITY & ALTERNATIVE FUNDS (34.3%)
  132,247   USAA Aggressive Growth Fund                                                         $  5,102
  254,421   USAA Emerging Markets Fund                                                             3,771
  602,808   USAA Flexible Income Fund                                                              5,648
  827,241   USAA Global Managed Volatility Fund                                                    7,296
  322,919   USAA Growth Fund                                                                       7,795
  539,394   USAA Income Stock Fund                                                                 9,596
  904,059   USAA International Fund                                                               23,035
   50,685   USAA Precious Metals and Minerals Fund*                                                  859
  743,909   USAA Real Return Fund                                                                  7,335
  529,604   USAA S&P 500 Index Fund                                                               15,856
   32,029   USAA Small Cap Stock Fund                                                                492
  909,641   USAA Target Managed Allocation Fund                                                    8,996
  230,403   USAA Total Return Strategy Fund                                                        2,104
  760,006   USAA Value Fund                                                                       14,220
                                                                                                --------
            Total Equity & Alternative Funds (cost: $90,498)                                     112,105
                                                                                                --------

            FIXED-INCOME FUNDS (64.9%)
4,257,290   USAA Government Securities Fund*                                                      42,956
3,055,632   USAA High Income Fund                                                                 23,590
3,173,253   USAA Income Fund                                                                      42,046
2,063,623   USAA Intermediate-Term Bond Fund                                                      21,895
8,870,477   USAA Short-Term Bond Fund                                                             81,342
                                                                                                --------
            Total Fixed-Income Funds (cost: $204,846)                                            211,829
                                                                                                --------

            ULTRA-SHORT FUNDS (0.3%)
   82,105   USAA Ultra Short-Term Bond Fund (cost: $827)                                             821
                                                                                                --------

            MONEY MARKET INSTRUMENTS (0.5%)

            MONEY MARKET FUNDS (0.5%)
1,743,302   State Street Institutional Liquid Reserves Fund Premier Class, 0.47%(a)
              (cost: $1,743)                                                                       1,743
                                                                                                --------

            TOTAL INVESTMENTS (COST: $297,914)                                                  $326,498
                                                                                                ========

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------
($ IN 000s)                    VALUATION HIERARCHY
--------------------------------------------------------------------------------
ASSETS                               LEVEL 1    LEVEL 2     LEVEL 3        TOTAL
--------------------------------------------------------------------------------
Equity & Alternative Funds          $112,105         $-          $-     $112,105
Fixed-Income Funds                   211,829          -           -      211,829
Ultra-Short Funds                        821          -           -          821

Money Market Instruments:
  Money Market Funds                   1,743          -           -        1,743
--------------------------------------------------------------------------------
Total                               $326,498         $-          $-     $326,498
--------------------------------------------------------------------------------

For the period of January 1, 2016, through June 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

26  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2020 FUND
June 30, 2016 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            EQUITY & ALTERNATIVE FUNDS (54.0%)
  349,292   USAA Aggressive Growth Fund                                                         $ 13,476
  729,882   USAA Emerging Markets Fund                                                            10,817
  730,878   USAA Flexible Income Fund                                                              6,848
2,480,776   USAA Global Managed Volatility Fund                                                   21,880
  905,839   USAA Growth Fund                                                                      21,867
1,503,025   USAA Income Stock Fund                                                                26,739
2,503,949   USAA International Fund                                                               63,801
   97,482   USAA Precious Metals and Minerals Fund*                                                1,651
  954,763   USAA Real Return Fund                                                                  9,414
1,514,930   USAA S&P 500 Index Fund                                                               45,357
  544,250   USAA Small Cap Stock Fund                                                              8,354
3,437,689   USAA Target Managed Allocation Fund                                                   33,999
  437,752   USAA Total Return Strategy Fund                                                        3,997
2,144,384   USAA Value Fund                                                                       40,121
                                                                                                --------
            Total Equity & Alternative Funds (cost: $248,715)                                    308,321
                                                                                                --------

            FIXED-INCOME FUNDS (45.0%)
3,990,361   USAA Government Securities Fund*                                                      40,263
4,735,481   USAA High Income Fund                                                                 36,558
4,285,478   USAA Income Fund                                                                      56,782
4,395,453   USAA Intermediate-Term Bond Fund                                                      46,636
8,326,748   USAA Short-Term Bond Fund                                                             76,356
                                                                                                --------
            Total Fixed-Income Funds (cost: $239,678)                                            256,595
                                                                                                --------

            ULTRA-SHORT FUNDS (0.3%)
  197,289   USAA Ultra Short-Term Bond Fund (cost: $1,987)                                         1,973
                                                                                                --------

            MONEY MARKET INSTRUMENTS (0.7%)

            MONEY MARKET FUNDS (0.7%)
4,147,452   State Street Institutional Liquid Reserves Fund Premier Class, 0.47%(a)
              (cost: $4,148)                                                                       4,148
                                                                                                --------

            TOTAL INVESTMENTS (COST: $494,528)                                                  $571,037
                                                                                                ========

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------
($ IN 000s)                    VALUATION HIERARCHY
--------------------------------------------------------------------------------
ASSETS                               LEVEL 1    LEVEL 2     LEVEL 3        TOTAL
--------------------------------------------------------------------------------
Equity & Alternative Funds          $308,321         $-          $-     $308,321
Fixed-Income Funds                   256,595          -           -      256,595
Ultra-Short Funds                      1,973          -           -        1,973

Money Market Instruments:
  Money Market Funds                   4,148          -           -        4,148
--------------------------------------------------------------------------------
Total                               $571,037         $-          $-     $571,037
--------------------------------------------------------------------------------

For the period of January 1, 2016, through June 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

28  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2030 FUND
June 30, 2016 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            EQUITY & ALTERNATIVE FUNDS (73.3%)
   928,433  USAA Aggressive Growth Fund                                                       $   35,819
 2,030,077  USAA Emerging Markets Fund                                                            30,086
   768,004  USAA Flexible Income Fund                                                              7,196
 6,275,674  USAA Global Managed Volatility Fund                                                   55,351
 2,332,412  USAA Growth Fund                                                                      56,304
 3,833,851  USAA Income Stock Fund                                                                68,204
 6,189,265  USAA International Fund                                                              157,702
   246,325  USAA Precious Metals and Minerals Fund*                                                4,173
 1,154,358  USAA Real Return Fund                                                                 11,382
 3,732,420  USAA S&P 500 Index Fund                                                              111,749
 1,872,561  USAA Small Cap Stock Fund                                                             28,744
11,501,786  USAA Target Managed Allocation Fund                                                  113,753
   759,855  USAA Total Return Strategy Fund                                                        6,938
 5,352,052  USAA Value Fund                                                                      100,137
                                                                                              ----------
            Total Equity & Alternative Funds (cost: $647,296)                                    787,538
                                                                                              ----------

            FIXED-INCOME FUNDS (25.8%)
 1,221,355  USAA Government Securities Fund*                                                      12,324
 8,270,392  USAA High Income Fund                                                                 63,848
 5,538,673  USAA Income Fund                                                                      73,387
 9,901,814  USAA Intermediate-Term Bond Fund                                                     105,058
 2,448,243  USAA Short-Term Bond Fund                                                             22,450
                                                                                              ----------
            Total Fixed-Income Funds (cost: $258,602)                                            277,067
                                                                                              ----------

            ULTRA-SHORT FUNDS (0.4%)
   461,839  USAA Ultra Short-Term Bond Fund (cost: $4,659)                                         4,618
                                                                                              ----------

            MONEY MARKET INSTRUMENTS (0.2%)

            MONEY MARKET FUNDS (0.2%)
 1,660,533  State Street Institutional Liquid Reserves Fund Premier Class, 0.47%(a)
              (cost: $1,661)                                                                       1,661
                                                                                              ----------

            TOTAL INVESTMENTS (COST: $912,218)                                                $1,070,884
                                                                                              ==========

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------
($ IN 000s)                    VALUATION HIERARCHY
--------------------------------------------------------------------------------
ASSETS                               LEVEL 1    LEVEL 2     LEVEL 3        TOTAL
--------------------------------------------------------------------------------
Equity & Alternative Funds        $  787,538         $-          $-   $  787,538
Fixed-Income Funds                   277,067          -           -      277,067
Ultra-Short Funds                      4,618          -           -        4,618

Money Market Instruments:
  Money Market Funds                   1,661          -           -        1,661
--------------------------------------------------------------------------------
Total                             $1,070,884         $-          $-   $1,070,884
--------------------------------------------------------------------------------

For the period of January 1, 2016, through June 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

30  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2040 FUND
June 30, 2016 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            EQUITY & ALTERNATIVE FUNDS (86.2%)
 1,123,775  USAA Aggressive Growth Fund                                                       $   43,355
 2,729,565  USAA Emerging Markets Fund                                                            40,452
   418,608  USAA Flexible Income Fund                                                              3,922
 7,677,586  USAA Global Managed Volatility Fund                                                   67,716
 2,902,569  USAA Growth Fund                                                                      70,068
 4,678,680  USAA Income Stock Fund                                                                83,234
 7,871,143  USAA International Fund                                                              200,557
   273,498  USAA Precious Metals and Minerals Fund*                                                4,633
   559,559  USAA Real Return Fund                                                                  5,517
 4,622,057  USAA S&P 500 Index Fund                                                              138,385
 3,040,073  USAA Small Cap Stock Fund                                                             46,665
16,104,338  USAA Target Managed Allocation Fund                                                  159,272
   515,927  USAA Total Return Strategy Fund                                                        4,711
 6,568,043  USAA Value Fund                                                                      122,888
                                                                                              ----------
            Total Equity & Alternative Funds (cost: $816,037)                                    991,375
                                                                                              ----------

            FIXED-INCOME FUNDS (13.0%)
 6,107,584  USAA High Income Fund                                                                 47,150
 3,016,822  USAA Income Fund                                                                      39,973
 5,836,628  USAA Intermediate-Term Bond Fund                                                      61,927
    53,204  USAA Short-Term Bond Fund                                                                488
                                                                                              ----------
            Total Fixed-Income Funds (cost: $145,256)                                            149,538
                                                                                              ----------

            ULTRA-SHORT FUNDS (0.5%)
   577,616  USAA Ultra Short-Term Bond Fund (cost: $5,824)                                         5,776
                                                                                              ----------

            MONEY MARKET INSTRUMENTS (0.3%)

            MONEY MARKET FUNDS (0.3%)
 3,336,645  State Street Institutional Liquid Reserves Fund Premier Class, 0.47%(a)
              (cost: $3,336)                                                                       3,336
                                                                                              ----------

            TOTAL INVESTMENTS (COST: $970,453)                                                $1,150,025
                                                                                              ==========

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------
($ IN 000s)                    VALUATION HIERARCHY
--------------------------------------------------------------------------------
ASSETS                               LEVEL 1    LEVEL 2     LEVEL 3        TOTAL
--------------------------------------------------------------------------------
Equity & Alternative Funds        $  991,375         $-          $-   $  991,375
Fixed-Income Funds                   149,538          -           -      149,538
Ultra-Short Funds                      5,776          -           -        5,776

Money Market Instruments:
  Money Market Funds                   3,336          -           -        3,336
--------------------------------------------------------------------------------
Total                             $1,150,025         $-          $-   $1,150,025
--------------------------------------------------------------------------------

For the period of January 1, 2016, through June 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

32  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2050 FUND
June 30, 2016 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            EQUITY & ALTERNATIVE FUNDS (90.7%)
  633,361   USAA Aggressive Growth Fund                                                         $ 24,435
1,617,710   USAA Emerging Markets Fund                                                            23,974
  150,570   USAA Flexible Income Fund                                                              1,411
4,607,432   USAA Global Managed Volatility Fund                                                   40,638
1,543,933   USAA Growth Fund                                                                      37,270
2,642,435   USAA Income Stock Fund                                                                47,009
4,474,594   USAA International Fund                                                              114,013
  103,003   USAA Precious Metals and Minerals Fund*                                                1,745
  199,582   USAA Real Return Fund                                                                  1,968
2,588,823   USAA S&P 500 Index Fund                                                               77,509
1,764,048   USAA Small Cap Stock Fund                                                             27,078
9,642,528   USAA Target Managed Allocation Fund                                                   95,365
  479,775   USAA Total Return Strategy Fund                                                        4,380
3,708,376   USAA Value Fund                                                                       69,384
                                                                                                --------
            Total Equity & Alternative Funds (cost: $475,348)                                    566,179
                                                                                                --------

            FIXED-INCOME FUNDS (8.4%)
2,718,198   USAA High Income Fund                                                                 20,985
  985,205   USAA Income Fund                                                                      13,054
1,768,083   USAA Intermediate-Term Bond Fund                                                      18,759
                                                                                                --------
            Total Fixed-Income Funds (cost: $53,247)                                              52,798
                                                                                                --------

            ULTRA-SHORT FUNDS (0.5%)
  289,945   USAA Ultra Short-Term Bond Fund (cost: $2,925)                                         2,899
                                                                                                --------

            MONEY MARKET INSTRUMENTS (0.4%)

            MONEY MARKET FUNDS (0.4%)
2,259,721   State Street Institutional Liquid Reserves Fund Premier Class, 0.47%(a)
              (cost: $2,260)                                                                       2,260
                                                                                                --------

            TOTAL INVESTMENTS (COST: $533,780)                                                  $624,136
                                                                                                ========

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------
($ IN 000s)                    VALUATION HIERARCHY
--------------------------------------------------------------------------------
ASSETS                               LEVEL 1    LEVEL 2     LEVEL 3        TOTAL
--------------------------------------------------------------------------------
Equity & Alternative Funds          $566,179         $-          $-     $566,179
Fixed-Income Funds                    52,798          -           -       52,798
Ultra-Short Funds                      2,899          -           -        2,899

Money Market Instruments:
  Money Market Funds                   2,260          -           -        2,260
--------------------------------------------------------------------------------
Total                               $624,136         $-          $-     $624,136
--------------------------------------------------------------------------------

For the period of January 1, 2016, through June 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

34  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2060 FUND

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            EQUITY & ALTERNATIVE FUNDS (91.7%)
 51,090     USAA Aggressive Growth Fund                                                          $ 1,971
137,217     USAA Emerging Markets Fund                                                             2,034
 11,896     USAA Flexible Income Fund                                                                111
346,973     USAA Global Managed Volatility Fund                                                    3,060
120,267     USAA Growth Fund                                                                       2,903
202,818     USAA Income Stock Fund                                                                 3,608
311,218     USAA International Fund                                                                7,930
  8,835     USAA Precious Metals and Minerals Fund*                                                  150
 14,149     USAA Real Return Fund                                                                    140
197,707     USAA S&P 500 Index Fund                                                                5,919
 95,251     USAA Small Cap Stock Fund                                                              1,462
830,451     USAA Target Managed Allocation Fund                                                    8,213
 30,131     USAA Total Return Strategy Fund                                                          275
282,508     USAA Value Fund                                                                        5,286
                                                                                                 -------
            Total Equity & Alternative Funds (cost: $43,401)                                      43,062
                                                                                                 -------

            FIXED-INCOME FUNDS (6.8%)
144,916     USAA High Income Fund                                                                  1,119
 62,791     USAA Income Fund                                                                         832
116,181     USAA Intermediate-Term Bond Fund                                                       1,232
    410     USAA Short-Term Bond Fund                                                                  4
                                                                                                 -------
            Total Fixed-Income Funds (cost: $3,183)                                                3,187
                                                                                                 -------

            ULTRA-SHORT FUNDS (0.5%)
 22,063     USAA Ultra Short-Term Bond Fund (cost: $223)                                             221
                                                                                                 -------

            MONEY MARKET INSTRUMENTS (1.0%)

            MONEY MARKET FUNDS (1.0%)
470,908     State Street Institutional Liquid Reserves Fund Premier Class, 0.47%(a)
              (cost: $471)                                                                           471
                                                                                                 -------

            TOTAL INVESTMENTS (COST: $47,278)                                                    $46,941
                                                                                                 =======

================================================================================

                                                 PORTFOLIOS OF INVESTMENTS |  35

================================================================================

--------------------------------------------------------------------------------
($ IN 000s)                    VALUATION HIERARCHY
--------------------------------------------------------------------------------
ASSETS                               LEVEL 1    LEVEL 2     LEVEL 3        TOTAL
--------------------------------------------------------------------------------
Equity & Alternative Funds           $43,062         $-          $-      $43,062
Fixed-Income Funds                     3,187          -           -        3,187
Ultra-Short Funds                        221          -           -          221

Money Market Instruments:
  Money Market Funds                     471          -           -          471
--------------------------------------------------------------------------------
Total                                $46,941         $-          $-      $46,941
--------------------------------------------------------------------------------

For the period of January 1, 2016, through June 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

36  | USAA TARGET RETIREMENT FUNDS

================================================================================

NOTES TO PORTFOLIOS OF INVESTMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The underlying funds in which the Funds invest are managed by USAA Asset
    Management Company, an affiliate of the Funds. The USAA Target Retirement
    Funds invest in the Reward Shares of the USAA S&P 500 Index Fund and the
    Institutional Shares of the other USAA mutual funds.

o   SPECIFIC NOTES

    (a)  Rate represents the money market fund annualized seven-day yield at
         June 30, 2016.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                        NOTES TO PORTFOLIOS OF INVESTMENTS |  37

================================================================================

STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

June 30, 2016 (unaudited)

                                                                                      USAA TARGET RETIREMENT
------------------------------------------------------------------------------------------------------------
                                                                                                 INCOME FUND
------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in affiliated underlying funds, at value (cost of $296,171,
       $490,380, $910,557, $967,117, $531,520, and $46,807, respectively)                           $324,755
   Investments in other securities, at value (cost of $1,743, $4,148, $1,661,
       $3,336, $2,260, $471, respectively)                                                             1,743
   Receivables:
       Capital shares sold                                                                                27
       USAA Asset Management Company (Note 5C)                                                             -
       Dividends from affiliated underlying funds                                                        284
       Interest                                                                                            1
       Securities sold                                                                                     -
                                                                                                    --------
           Total assets                                                                              326,810
                                                                                                    --------
LIABILITIES
   Payables:
       Securities purchased                                                                              284
       Capital shares redeemed                                                                           270
   Other accrued expenses and payables                                                                    38
                                                                                                    --------
           Total liabilities                                                                             592
                                                                                                    --------
               Net assets applicable to capital shares outstanding                                  $326,218
                                                                                                    ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                  $298,177
   Accumulated undistributed net investment income                                                       402
   Accumulated net realized gain (loss) on investments                                                  (945)
   Net unrealized appreciation/(depreciation) of investments                                          28,584
                                                                                                    --------
               Net assets applicable to capital shares outstanding                                  $326,218
                                                                                                    ========
   Capital shares outstanding, unlimited number of shares authorized, no par value                    28,490
                                                                                                    ========
   Net asset value, redemption price, and offering price per share                                  $  11.45
                                                                                                    ========

See accompanying notes to financial statements.

================================================================================

38  | USAA TARGET RETIREMENT FUNDS

================================================================================

                           USAA TARGET RETIREMENT
--------------------------------------------------------------------------------
2020 FUND          2030 FUND          2040 FUND       2050 FUND        2060 FUND
--------------------------------------------------------------------------------
 $566,889         $1,069,223         $1,146,689        $621,876          $46,470

    4,148              1,661              3,336           2,260              471

      174                211                237             238               53
        -                  -                  -               -               25
      354                413                211              65                4
        1                  1                  2               1                -
        -              3,192                  -               -                -
 ---------------------------------------------------------------------------------
  571,566          1,074,701          1,150,475         624,440           47,023
 ---------------------------------------------------------------------------------

      355                413                209              64                4
      260                372                488             325               32
       49                 59                 61              51               33
 ---------------------------------------------------------------------------------
      664                844                758             440               69
 ---------------------------------------------------------------------------------
 $570,902         $1,073,857         $1,149,717        $624,000          $46,954
 =================================================================================

 $489,396         $  898,397         $  951,571        $523,392          $46,560
    9,407             24,673             26,819          12,446              705
   (4,410)            (7,879)            (8,245)         (2,194)              26
   76,509            158,666            179,572          90,356             (337)
 -------------------------------------------------------------------------------
 $570,902         $1,073,857         $1,149,717        $624,000          $46,954
 ===============================================================================

   46,404             84,116             91,509          49,988            4,369
 ===============================================================================
 $  12.30         $    12.77         $    12.56        $  12.48          $ 10.75
 ===============================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Six-month period ended June 30, 2016 (unaudited)

                                                                                      USAA TARGET RETIREMENT
------------------------------------------------------------------------------------------------------------
                                                                                                 INCOME FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income distributions from affiliated underlying funds                                             $ 3,499
   Interest                                                                                                3
                                                                                                     -------
       Total income                                                                                    3,502
                                                                                                     -------
EXPENSES
   Custody and accounting fees                                                                            23
   Postage                                                                                                 9
   Shareholder reporting fees                                                                              5
   Trustees' fees                                                                                         14
   Registration fees                                                                                      25
   Professional fees                                                                                      33
   Other                                                                                                   8
                                                                                                     -------
           Total expenses                                                                                117
                                                                                                     -------
   Expenses reimbursed                                                                                     -
                                                                                                     -------
           Net expenses                                                                                  117
                                                                                                     -------
NET INVESTMENT INCOME                                                                                  3,385
                                                                                                     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on sales of affiliated underlying funds                                          (1,334)
   Change in net unrealized appreciation/(depreciation) of affiliated underlying funds                11,395
                                                                                                     -------
           Net realized and unrealized gain                                                           10,061
                                                                                                     -------
   Increase in net assets resulting from operations                                                  $13,446
                                                                                                     =======

See accompanying notes to financial statements.

================================================================================

40  | USAA TARGET RETIREMENT FUNDS

================================================================================

                           USAA TARGET RETIREMENT
--------------------------------------------------------------------------------
2020 FUND          2030 FUND          2040 FUND       2050 FUND        2060 FUND
--------------------------------------------------------------------------------

  $ 5,194            $ 7,869            $ 6,108         $ 2,748           $  176
        6                  9                 10               8                1
  ------------------------------------------------------------------------------
    5,200              7,878              6,118           2,756              177
  ------------------------------------------------------------------------------

       23                 25                 25              23               21
       16                 34                 44              28                3
        7                 16                 21              13                2
       14                 15                 14              14               14
       25                 33                 32              25               13
       37                 43                 43              36               29
       11                 13                 13              10                8
  ------------------------------------------------------------------------------
      133                179                192             149               90
  ------------------------------------------------------------------------------
        -                  -                  -               -              (69)
  ------------------------------------------------------------------------------
      133                179                192             149               21
  ------------------------------------------------------------------------------
    5,067              7,699              5,926           2,607              156
  ------------------------------------------------------------------------------

   (2,160)            (2,663)              (428)           (205)               -

   17,977             30,927             25,265          13,199            1,203
  ------------------------------------------------------------------------------
   15,817             28,264             24,837          12,994            1,203
  ------------------------------------------------------------------------------
  $20,884            $35,963            $30,763         $15,601           $1,359
  ==============================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended June 30, 2016 (unaudited), and year ended December 31,
2015

                                                                                     USAA TARGET RETIREMENT
                                                                                   -------------------------
                                                                                          INCOME FUND
                                                                                   -------------------------
                                                                                   6/30/2016      12/31/2015
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                            $  3,385        $  8,386
   Net realized gain (loss) on investments on sales of
       affiliated underlying funds                                                    (1,334)          3,262
   Net realized gain on capital gain distributions from
       affiliated underlying funds                                                         -           2,570
   Change in net unrealized appreciation/(depreciation) of
       affiliated underlying funds                                                    11,395         (20,892)
                                                                                    ------------------------
       Increase (decrease) in net assets resulting from operations                    13,446          (6,674)
                                                                                    ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                              (3,085)         (8,285)
   Net realized gains                                                                      -          (6,626)
                                                                                    ------------------------
       Distributions to shareholders                                                  (3,085)        (14,911)
                                                                                    ------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                          17,070          45,991
   Reinvested dividends                                                                3,043          14,718
   Cost of shares redeemed                                                           (35,065)        (75,622)
                                                                                    ------------------------
       Decrease in net assets from capital share transactions                        (14,952)        (14,913)
                                                                                    ------------------------
   Capital contribution from USAA Transfer Agency Company                                  -               -
                                                                                    ------------------------
   Net decrease in net assets                                                         (4,591)        (36,498)

NET ASSETS
   Beginning of period                                                               330,809         367,307
                                                                                    ------------------------
   End of period                                                                    $326,218        $330,809
                                                                                    ========================
Accumulated undistributed net investment income:
   End of period                                                                    $    402        $    102
                                                                                    ========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                         1,523           3,886
   Shares issued for dividends reinvested                                                270           1,296
   Shares redeemed                                                                    (3,139)         (6,423)
                                                                                    ------------------------
       Decrease in shares outstanding                                                 (1,346)         (1,241)
                                                                                    ========================

See accompanying notes to financial statements.

================================================================================

42  | USAA TARGET RETIREMENT FUNDS

================================================================================

                             USAA TARGET RETIREMENT
--------------------------------------------------------------------------------
            2020 FUND                                     2030 FUND
--------------------------------------------------------------------------------
6/30/2016             12/31/2015                6/30/2016             12/31/2015
--------------------------------------------------------------------------------

 $  5,067              $  14,453               $    7,699             $   23,351
   (2,160)                (3,080)                  (2,663)               (15,863)
        -                  7,999                        -                 19,962
   17,977                (33,599)                  30,927                (57,953)
 -------------------------------------------------------------------------------
   20,884                (14,227)                  35,963                (30,503)
 -------------------------------------------------------------------------------

        -                (10,159)                       -                 (6,421)
        -                 (9,601)                       -                (22,699)
 -------------------------------------------------------------------------------
        -                (19,760)                       -                (29,120)
 -------------------------------------------------------------------------------

   26,872                 64,651                   55,354                132,295
        -                 19,709                        -                 29,080
  (60,780)              (116,809)                 (78,431)              (176,129)
 -------------------------------------------------------------------------------
  (33,908)               (32,449)                 (23,077)               (14,754)
 -------------------------------------------------------------------------------
        -                      -                        -                      1
 -------------------------------------------------------------------------------
  (13,024)               (66,436)                  12,886                (74,376)

  583,926                650,362                1,060,971              1,135,347
 -------------------------------------------------------------------------------
 $570,902              $ 583,926               $1,073,857             $1,060,971
 ===============================================================================

 $  9,407              $   4,340               $   24,673             $   16,974
 ===============================================================================

    2,264                  5,127                    4,518                 10,074
        -                  1,639                        -                  2,332
   (5,133)                (9,273)                  (6,387)               (13,430)
 -------------------------------------------------------------------------------
   (2,869)                (2,507)                  (1,869)                (1,024)
 ===============================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS) (CONTINUED)

Six-month period ended June 30, 2016 (unaudited), and year ended December 31,
2015

                                                                                     USAA TARGET RETIREMENT
                                                                                   -------------------------
                                                                                           2040 FUND
                                                                                   -------------------------
                                                                                   6/30/2016      12/31/2015
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                          $    5,926      $   20,893
   Net realized loss on investments on sales of affiliated underlying funds             (428)        (23,466)
   Net realized gain on capital gain distributions from affiliated
       underlying funds                                                                    -          25,551
   Change in net unrealized appreciation/(depreciation) of affiliated
       underlying funds                                                               25,265         (54,136)
                                                                                  --------------------------
       Increase (decrease) in net assets resulting from operations                    30,763         (31,158)
                                                                                  --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                   -             (19)
   Net realized gains                                                                      -         (28,059)
                                                                                  --------------------------
       Distributions to shareholders                                                       -         (28,078)
                                                                                  --------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                          67,706         153,230
   Reinvested dividends                                                                    1          28,070
   Cost of shares redeemed                                                           (77,022)       (167,005)
                                                                                  --------------------------
       Increase (decrease) in net assets from capital share transactions              (9,315)         14,295
                                                                                  --------------------------
   Net increase (decrease) in net assets                                              21,448         (44,941)

NET ASSETS
   Beginning of period                                                             1,128,269       1,173,210
                                                                                  --------------------------
   End of period                                                                  $1,149,717      $1,128,269
                                                                                  ==========================
Accumulated undistributed net investment income:
   End of period                                                                  $   26,819      $   20,893
                                                                                  ==========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                         5,616          11,812
   Shares issued for dividends reinvested                                                  -           2,286
   Shares redeemed                                                                    (6,381)        (12,876)
                                                                                  --------------------------
       Increase (decrease) in shares outstanding                                        (765)          1,222
                                                                                  ==========================

See accompanying notes to financial statements.

================================================================================

44  | USAA TARGET RETIREMENT FUNDS

================================================================================

                             USAA TARGET RETIREMENT
--------------------------------------------------------------------------------
            2050 FUND                                     2060 FUND
--------------------------------------------------------------------------------
6/30/2016             12/31/2015                6/30/2016             12/31/2015
--------------------------------------------------------------------------------
 $  2,607               $  9,840                  $   156                $   549
     (205)                (7,885)                       -                   (743)

        -                 14,135                        -                    855

   13,199                (31,611)                   1,203                 (1,688)
 -------------------------------------------------------------------------------
   15,601                (15,521)                   1,359                 (1,027)
 -------------------------------------------------------------------------------

        -                     (3)                       -                    (36)
        -                (15,132)                       -                   (602)
 -------------------------------------------------------------------------------
        -                (15,135)                       -                   (638)
 -------------------------------------------------------------------------------

   50,991                109,525                   10,528                 19,684
        -                 15,133                        -                    547
  (45,873)               (98,617)                  (2,896)                (6,411)
 -------------------------------------------------------------------------------
    5,118                 26,041                    7,632                 13,820
 -------------------------------------------------------------------------------
   20,719                 (4,615)                   8,991                 12,155

  603,281                607,896                   37,963                 25,808
 -------------------------------------------------------------------------------
 $624,000               $603,281                  $46,954                $37,963
 ===============================================================================

 $ 12,446               $  9,839                  $   705                $   549
 ===============================================================================

    4,263                  8,478                    1,029                  1,787
        -                  1,238                        -                     52
   (3,821)                (7,637)                    (281)                  (579)
 -------------------------------------------------------------------------------
      442                  2,079                      748                  1,260
 ===============================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Funds qualify as registered investment companies under
Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Target Retirement Income Fund
(Target Income), the USAA Target Retirement 2020 Fund (Target 2020), the USAA
Target Retirement 2030 Fund (Target 2030), the USAA Target Retirement 2040 Fund
(Target 2040), the USAA Target Retirement 2050 Fund (Target 2050), and the USAA
Target Retirement 2060 Fund (Target 2060) (collectively, the Funds), which are classified as diversified under the 1940 Act. Each Fund's investment objective is to provide capital appreciation and current income consistent with its current investment allocation.

Each Fund is a "fund of funds" in that it invests in a portfolio of underlying
USAA equity and alternative, fixed-income, and ultra-short mutual funds
(underlying USAA Funds) managed by USAA Asset Management Company (the Manager), an affiliate of the Funds, according to an asset allocation strategy designed for investors planning to start withdrawing funds for retirement in or within a few years of each Fund's specific year (target date) included in its name.

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Funds to utilize independent pricing services, quotations from securities dealers,

================================================================================

46  | USAA TARGET RETIREMENT FUNDS

================================================================================

    and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Funds and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Funds. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the
    New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Investments in the underlying USAA Funds and other open-end investment companies, other than exchange-traded funds (ETFs) are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    2.  The underlying USAA Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

        broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted)
    in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C.  FEDERAL TAXES - The Funds' policy is to comply with the requirements of the
    Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis.
    Dividend income and capital gain distributions from the underlying USAA
    Funds are recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term

================================================================================

48  | USAA TARGET RETIREMENT FUNDS

================================================================================

    securities are amortized on a straight-line basis over the life of the respective securities.

E.  EXPENSES PAID INDIRECTLY - Through arrangements with the Funds' custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Funds' bank accounts may be used to directly reduce the Funds' expenses. For the six-month period ended June 30, 2016, there were no custodian and other bank credits.

F.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The
    Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Funds participate in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, each Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the six-month period ended June 30, 2016, the facility fees paid (in thousands) to CAPCO by the Funds and the related percent of those fees to the total fees paid to CAPCO by all USAA Funds are as follows:

                        TARGET    TARGET   TARGET    TARGET    TARGET    TARGET
                        INCOME     2020     2030      2040      2050      2060
--------------------------------------------------------------------------------
Fees paid               $  1      $  2     $  3      $  4      $  2          -*
% of total fees          0.5%      0.8%     1.5%      1.6%      0.9%       0.1%

*Represents less than $500.

The Funds had no borrowings under this agreement during the six-month period ended June 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Funds' tax year-end of December 31,
2016, in accordance with applicable tax law.

Distributions of net investment income are made quarterly by Target Income and annually by each of the other Funds or as otherwise required to avoid the payment of federal taxes. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2015, the Funds had no capital loss carryforwards for federal income tax purposes.

For the six-month period ended June 30, 2016, the Funds did not incur any income tax, interest, or penalties, and have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Funds' tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Funds' tax return filings generally remain open for the three preceding fiscal reporting year-ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

50  | USAA TARGET RETIREMENT FUNDS

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended June 30, 2016, was as follows (in thousands):

                        TARGET    TARGET   TARGET    TARGET    TARGET    TARGET
                        INCOME     2020     2030      2040      2050      2060
--------------------------------------------------------------------------------
Cost of purchases      $23,981   $27,082  $22,393   $26,012   $26,180    $7,837
Proceeds from
  sales/maturities      39,541    57,723   39,327    26,858    16,607         0

As of June 30, 2016, the cost of securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

As of June 30, 2016, gross unrealized appreciation and depreciation of investments and resulting net appreciation/(depreciation) were as follows (in thousands):

                        TARGET    TARGET   TARGET    TARGET    TARGET    TARGET
                        INCOME     2020     2030      2040      2050      2060
--------------------------------------------------------------------------------
Unrealized
  appreciation         $31,329   $78,440  $163,036  $184,922  $94,189    $  948
Unrealized
  depreciation           2,745     1,931     4,370     5,350    3,833     1,285
-------------------------------------------------------------------------------
Net                    $28,584   $76,509  $158,666  $179,572  $90,356    $ (337)
-------------------------------------------------------------------------------

(5) AGREEMENTS WITH MANAGER

A.  ADVISORY AGREEMENT - The Manager carries out the Funds' investment policies and manages the Funds' portfolios pursuant to an Advisory Agreement. The
    Manager does not receive any management fees from the Funds for these services.

B.  ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Funds. The Manager does not receive any fees from the Funds for these services.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Funds, the Manager also provides certain compliance and legal services for the benefit of the Funds. The Board has approved the billing of these expenses to the Funds. These expenses

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    are included in the professional fees on the Funds' Statements of Operations and, for the six-month period ended June 30, 2016, were as follows (in thousands):

                        TARGET    TARGET   TARGET    TARGET    TARGET    TARGET
                        INCOME     2020     2030      2040      2050      2060
--------------------------------------------------------------------------------
Compliance and
  legal services         $5        $8       $15       $16       $9         $9

C.  EXPENSE LIMITATION - The Manager agreed, through May 1, 2017, to limit the total annual operating expenses of Target 2060 to 0.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse Target 2060 for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through May 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date.
    For the six-month period ended June 30, 2016, Target 2060 incurred reimbursable expenses of $69,000, of which $25,000 was receivable from the
    Manager.

D.  TRANSFER AGENCY AGREEMENT - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Funds. SAS does not receive any fees from the
    Funds for these services.

E.  UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Funds officers received any compensation from the Funds.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At June 30, 2016,
USAA and its affiliates owned 500,000 shares of the USAA Target 2060 Fund, which represents 11.4% of the Fund.

================================================================================

52  | USAA TARGET RETIREMENT FUNDS

================================================================================

(7) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Funds do not invest in the underlying USAA Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of the underlying USAA
   Funds' net assets. At June 30, 2016, the Funds owned the following percentages of the total outstanding shares of each of the underlying USAA
   Funds:

                                TARGET     TARGET      TARGET   TARGET   TARGET   TARGET
AFFILIATED USAA FUND            INCOME      2020        2030     2040     2050     2060
----------------------------------------------------------------------------------------
Aggressive Growth                0.4%       1.0%       2.7%      3.3%     1.9%      0.2%
Emerging Markets                 0.4        1.2        3.2       4.3      2.6       0.2
Flexible Income                  6.7        8.1        8.5       4.6      1.7       0.1
Global Managed
  Volatility                     3.5       10.4       26.3      32.2     19.3       1.5
Government
  Securities                     7.8        7.3        2.2         -        -         -
Growth                           0.4        1.1        2.7       3.4      1.8       0.1
High Income                      1.2        1.8        3.1       2.3      1.0       0.1
Income                           0.6        0.9        1.1       0.6      0.2         -*
Income Stock                     0.4        1.0        2.5       3.1      1.8       0.1
Intermediate-Term
  Bond                           0.6        1.3        2.9       1.7      0.5         -*
International                    0.7        1.9        4.8       6.0      3.4       0.2
Precious Metals and
  Minerals                       0.1        0.2        0.5       0.6      0.2         -*
Real Return                      6.8        8.7       10.5       5.1      1.8       0.1
S&P 500 Index                    0.3        0.8        2.0       2.5      1.4       0.1
Short-Term Bond                  2.4        2.3        0.7         -*       -         -*
Small Cap Stock                    -*       0.6        2.0       3.3      1.9       0.1
Target Managed
  Allocation                     2.1        8.1       27.1      38.0     22.7       2.0
Total Return
  Strategy                       2.0        3.8        6.5       4.4      4.1       0.3
Ultra Short-Term
  Bond                           0.2        0.5        1.1       1.4      0.7       0.1
Value                            1.1        3.1        7.7       9.5      5.4       0.4

*Represents less than 0.1%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

B.  TRANSACTIONS WITH AFFILIATED FUNDS - The following tables provide details related to each Fund's investment in the underlying USAA funds as of June 30, 2016 (in thousands):

TARGET INCOME:

                              PURCHASE       SALES     DIVIDEND       REALIZED           MARKET VALUE
AFFILIATED USAA FUND          COST(a)      PROCEEDS     INCOME     GAIN (LOSS)(b)  12/31/2015  06/30/2016
---------------------------------------------------------------------------------------------------------
Aggressive Growth             $     -      $     -       $    -      $     -       $  5,227      $  5,102
Emerging Markets                  977            -            -            -          2,501         3,771
Flexible Income                   121          817          121          (80)         5,653         5,648
Global Managed
  Volatility                        -            -            -            -          7,189         7,296
Government
  Securities                    1,422        2,881          444          (10)        43,472        42,956
Growth                              -            -            -            -          7,757         7,795
High Income                     1,978          654          704         (104)        20,892        23,590
Income                          2,181        5,678          717          (25)        43,408        42,046
Income Stock                      122          651          122          121          9,454         9,596
Intermediate-Term
  Bond                            758        1,594          422           94         21,802        21,895
International                   4,854        3,251            -            6         22,334        23,035
Precious Metals
  and Minerals                      -          581            -         (383)           867           859
Real Return                        10          650           10          (40)         7,416         7,335
S&P 500 Index                   1,803        1,955          180          (49)        15,610        15,856
Short-Term Bond                 1,597        8,306          766         (154)        86,812        81,342
Small Cap Stock                     -            -            -            -            486           492
Target Managed
  Allocation                    6,683        9,515            -         (630)        11,270         8,996
Total Return
  Strategy                        657        1,463            7          (22)         2,563         2,104
Ultra Short-Term
  Bond                              6          894            6          (15)         1,707           821
Value                             812          651            -          (43)        13,834        14,220

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) Includes capital gain distributions received, if any.

================================================================================

54  | USAA TARGET RETIREMENT FUNDS

================================================================================

TARGET 2020:

                              PURCHASE       SALES      DIVIDEND     REALIZED            MARKET VALUE
AFFILIATED USAA FUND           COST(a)     PROCEEDS      INCOME    GAIN (LOSS)(b)  12/31/2015  06/30/2016
---------------------------------------------------------------------------------------------------------
Aggressive Growth             $     -      $ 1,402       $    -      $  (197)      $ 15,329      $ 13,476
Emerging Markets                    -            -            -            -          9,897        10,817
Flexible Income                   138          401          138          (32)         6,319         6,848
Global Managed
  Volatility                        -          867            -          (53)        22,396        21,880
Government
  Securities                      418        1,107          418            1         40,064        40,263
Growth                              -          572            -          (21)        22,339        21,867
High Income                     2,204        2,746        1,060         (434)        35,257        36,558
Income                          1,000        7,495        1,000           76         60,292        56,782
Income Stock                      339        2,818          339          247         27,414        26,739
Intermediate-Term
  Bond                          1,035        8,339        1,011          112         51,739        46,636
International                   4,256        3,159            -          (76)        65,490        63,801
Precious Metals
  and Minerals                      -        1,333            -       (1,124)         1,733         1,651
Real Return                        12            -           12            -          8,724         9,414
S&P 500 Index                   1,921        1,976          502         (148)        44,370        45,357
Short-Term Bond                 3,511        7,193          690         (140)        78,925        76,356
Small Cap Stock                 1,419        2,270            -          669          9,122         8,354
Target Managed
  Allocation                    9,386       12,946            -         (930)        35,735        33,999
Total Return
  Strategy                         11            -           11            -          3,479         3,997
Ultra Short-Term
  Bond                             13        1,378           13          (24)         3,331         1,973
Value                           1,419        1,721            -          (86)        39,758        40,121

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) Includes capital gain distributions received, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

TARGET 2030:

                              PURCHASE      SALES       DIVIDEND      REALIZED           MARKET VALUE
AFFILIATED USAA FUND           COST(a)     PROCEEDS      INCOME    GAIN (LOSS)(b)  12/31/2015  06/30/2016
---------------------------------------------------------------------------------------------------------
Aggressive Growth             $     -      $     -       $    -      $     -       $ 36,692      $ 35,819
Emerging Markets                    -            -            -            -         27,528        30,086
Flexible Income                   139            -          139            -          6,265         7,196
Global Managed
  Volatility                    1,068            -            -            -         53,482        55,351
Government
  Securities                      128          993          128           (4)        12,914        12,324
Growth                              -            -            -            -         56,025        56,304
High Income                     2,861            -        1,868            -         57,414        63,848
Income                          1,222        3,139        1,222          (79)        71,664        73,387
Income Stock                      869        4,591          869          278         67,094        68,204
Intermediate-Term
  Bond                          2,138        7,619        2,089         (413)       105,864       105,058
International                   5,697            -            -            -        158,996       157,702
Precious Metals
  and Minerals                      -        2,197            -       (1,974)         3,755         4,173
Real Return                        15            -           14            -         10,548        11,382
S&P 500 Index                   1,274        3,204        1,274         (122)       110,870       111,749
Short-Term Bond                   217        3,821          217          (97)        25,713        22,450
Small Cap Stock                 1,073        2,682            -          203         30,013        28,744
Target Managed
  Allocation                        -        6,411            -         (233)       115,030       113,753
Total Return
  Strategy                         22        4,670           22         (222)        10,473         6,938
Ultra Short-Term
  Bond                             27            -           27            -          4,564         4,618
Value                           5,643            -            -            -         92,990       100,137

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) Includes capital gain distributions received, if any.

================================================================================

56  | USAA TARGET RETIREMENT FUNDS

================================================================================

TARGET 2040:

                              PURCHASE       SALES      DIVIDEND     REALIZED           MARKET VALUE
AFFILIATED USAA FUND           COST(a)     PROCEEDS      INCOME    GAIN (LOSS)(b)  12/31/2015  06/30/2016
---------------------------------------------------------------------------------------------------------
Aggressive Growth             $     -      $     -       $    -      $     -       $ 44,412      $ 43,355
Emerging Markets                    -            -            -            -         37,013        40,452
Flexible Income                    76            -           76            -          3,415         3,922
Global Managed
  Volatility                    1,720            -            -            -         65,023        67,716
Growth                              -            -            -            -         69,720        70,068
High Income                     2,428            -        1,380            -         42,075        47,150
Income                            668        4,308          668         (188)        41,620        39,973
Income Stock                    1,080        7,096        1,080          577         83,336        83,234
Intermediate-Term
  Bond                          1,260        4,957        1,261         (297)        62,893        61,927
International                  10,760            -            -            -        198,690       200,557
Precious Metals
  and Minerals                      -            -            -            -          2,385         4,633
Real Return                         7            -            7            -          5,113         5,517
S&P 500 Index                   1,585        5,123        1,585         (186)       138,430       138,385
Short-Term Bond                     5            -            5            -            476           488
Small Cap Stock                     -            -            -            -         46,148        46,665
Target Managed
  Allocation                    3,854        2,294            -         (115)       150,704       159,272
Total Return
  Strategy                         13            -           13            -          4,100         4,711
Ultra Short-Term
  Bond                             33            -           33            -          5,708         5,776
Value                           2,523        3,080            -         (219)       121,437       122,888

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) Includes capital gain distributions received, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

TARGET 2050:

                              PURCHASE      SALES       DIVIDEND     REALIZED           MARKET VALUE
AFFILIATED USAA FUND           COST(a)     PROCEEDS      INCOME    GAIN (LOSS)(b)  12/31/2015  06/30/2016
---------------------------------------------------------------------------------------------------------
Aggressive Growth             $   619      $     -       $    -      $     -       $ 24,395      $ 24,435
Emerging Markets                1,218            -            -            -         20,775        23,974
Flexible Income                    27            -           27            -          1,228         1,411
Global Managed
  Volatility                    1,407            -            -            -         38,529        40,638
Growth                              -            -            -            -         37,085        37,270
High Income                     2,832            -          574            -         17,045        20,985
Income                            522        2,176          240          (31)        14,007        13,054
Income Stock                      615        5,393          615          277         48,474        47,009
Intermediate-Term
  Bond                            382        5,938          383         (425)        23,527        18,759
International                   8,301            -            -            -        110,567       114,013
Precious Metals
  and Minerals                      -          311            -           38          1,075         1,745
Real Return                         2            -            2            -          1,824         1,968
S&P 500 Index                     872          619          873          (23)        75,312        77,509
Small Cap Stock                     -            -            -            -         26,778        27,078
Target Managed
  Allocation                    6,060            -            -            -         84,985        95,365
Total Return
  Strategy                         14        1,551           14          (33)         5,247         4,380
Ultra Short-Term
  Bond                             20          619           20           (8)         3,479         2,899
Value                           3,289            -            -            -         64,977        69,384

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) Includes capital gain distributions received, if any.

================================================================================

58  | USAA TARGET RETIREMENT FUNDS

================================================================================

TARGET 2060:

                              PURCHASE      SALES       DIVIDEND     REALIZED           MARKET VALUE
AFFILIATED USAA FUND           COST(a)     PROCEEDS      INCOME    GAIN (LOSS)(b)  12/31/2015  06/30/2016
---------------------------------------------------------------------------------------------------------
Aggressive Growth             $   395      $     -       $    -      $     -       $  1,603      $  1,971
Emerging Markets                  392            -            -            -          1,456         2,034
Flexible Income                    22            -            2            -             78           111
Global Managed
  Volatility                      593            -            -            -          2,412         3,060
Growth                            501            -            -            -          2,370         2,903
High Income                       295            -           28            -            768         1,119
Income                            132            -           13            -            659           832
Income Stock                      512            -           43            -          2,839         3,608
Intermediate-Term
  Bond                             98            -           24            -          1,082         1,232
International                   1,402            -            -            -          6,793         7,930
Precious Metals
  and Minerals                      -            -            -            -             77           150
Real Return                         -*           -            -*           -            129           140
S&P 500 Index                     920            -           64            -          4,817         5,919
Short-Term Bond                     -*           -            -*           -              4             4
Small Cap Stock                    87            -            -            -          1,358         1,462
Target Managed
  Allocation                    1,712            -            -            -          6,129         8,213
Total Return
  Strategy                          1            -            1            -            240           275
Ultra Short-Term
  Bond                              1            -            1            -            218           221
Value                             774            -            -            -          4,398         5,286

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) Includes capital gain distributions received, if any.

*Represents less than $500.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

(8) FINANCIAL HIGHLIGHTS - TARGET INCOME

Per share operating performance for a share outstanding throughout each period is as follows:

                                    SIX-MONTH
                                   PERIOD ENDED
                                     JUNE 30,                       YEAR ENDED DECEMBER 31,
                                   -------------------------------------------------------------------------
                                        2016           2015          2014        2013       2012        2011
                                   -------------------------------------------------------------------------
Net asset value at
  beginning of period               $  11.09       $  11.82      $  11.84    $  11.50   $  10.83    $  10.98
                                    ------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .12            .28           .34         .32        .32         .35
  Net realized and
    unrealized gain (loss)               .35           (.50)          .05         .31        .70        (.14)
                                    ------------------------------------------------------------------------
Total from investment
  operations                             .47           (.22)          .39         .63       1.02         .21
                                    ------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.11)          (.28)         (.40)       (.25)      (.32)       (.35)
  Realized capital gains                   -           (.23)         (.01)       (.04)      (.03)       (.01)
                                    ------------------------------------------------------------------------
Total distributions                     (.11)          (.51)         (.41)       (.29)      (.35)       (.36)
                                    ------------------------------------------------------------------------
Net asset value at
  end of period                     $  11.45       $  11.09      $  11.82    $  11.84   $  11.50    $  10.83
                                    ========================================================================
Total return (%)*                       4.23          (1.95)         3.36        5.58       9.49        1.97
Net assets at end of
  period (000)                      $326,218       $330,809      $367,307    $359,488   $335,019    $257,347
Ratios to average
  net assets:**,(a)
  Expenses (%)(b)                        .07(d)         .06           .05         .05        .06(c)      .04(c)
  Expenses, excluding
    reimbursements (%)(b)                .07(d)         .06           .05         .05        .06         .07
  Net investment income (%)             2.10(d)        2.36          2.80        2.71       2.93        3.28
Portfolio turnover (%)                     7             35            11          31          9          11

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $324,360,000.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                           -              -             -        (.00%)(+)  (.00%)(+)   (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

60  | USAA TARGET RETIREMENT FUNDS

================================================================================

(8) FINANCIAL HIGHLIGHTS - TARGET 2020

Per share operating performance for a share outstanding throughout each period is as follows:

                                    SIX-MONTH
                                   PERIOD ENDED
                                     JUNE 30,                       YEAR ENDED DECEMBER 31,
                                   -------------------------------------------------------------------------
                                        2016           2015          2014        2013       2012        2011
                                   -------------------------------------------------------------------------
Net asset value at
  beginning of period               $  11.85       $  12.56      $  12.63    $  12.00   $  11.12    $  11.43
                                    ------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .11            .30           .37         .33        .34         .34
  Net realized and
  unrealized gain (loss)                 .34           (.60)          .07         .77        .91        (.28)
                                    ------------------------------------------------------------------------
Total from investment
  operations                             .45           (.30)          .44        1.10       1.25         .06
                                    ------------------------------------------------------------------------
Less distributions from:
  Net investment income                    -           (.21)         (.37)       (.34)      (.33)       (.34)
  Realized capital gains                   -           (.20)         (.14)       (.13)      (.04)       (.03)
                                    ------------------------------------------------------------------------
Total distributions                        -           (.41)         (.51)       (.47)      (.37)       (.37)
                                    ------------------------------------------------------------------------
Net asset value at
  end of period                     $  12.30       $  11.85      $  12.56    $  12.63   $  12.00    $  11.12
                                    ========================================================================
Total return (%)*                       3.80          (2.40)         3.45        9.16      11.26         .52
Net assets at end of
  period (000)                      $570,902       $583,926      $650,362    $632,564   $558,821    $463,660
Ratios to average
  net assets:**,(a)
  Expenses (%)(b)                        .05(d)         .04           .03         .04        .04(c)      .03(c)
  Expenses, excluding
    reimbursements (%)(b)                .05(d)         .04           .03         .04        .04         .05
  Net investment income (%)             1.80(d)        2.31          2.82        2.73       2.90        3.16
Portfolio turnover (%)                     5             30            15          20         12          17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $566,276,000.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                           -              -             -        (.00%)(+)  (.00%)(+)   (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

(8) FINANCIAL HIGHLIGHTS - TARGET 2030

Per share operating performance for a share outstanding throughout each period is as follows:

                                    SIX-MONTH
                                   PERIOD ENDED
                                     JUNE 30,                       YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------------------------
                                        2016           2015          2014        2013       2012        2011
                                  --------------------------------------------------------------------------
Net asset value at
  beginning of period             $    12.34     $    13.05    $    13.13  $    12.03   $  10.93    $  11.37
                                  --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .10            .27           .35         .30        .29         .28
  Net realized and
    unrealized gain (loss)               .33           (.63)          .11        1.35       1.15        (.41)
                                  --------------------------------------------------------------------------
Total from investment
  operations                             .43           (.36)          .46        1.65       1.44        (.13)
                                  --------------------------------------------------------------------------
Less distributions from:
  Net investment income                    -           (.08)         (.35)       (.30)      (.29)       (.28)
  Realized capital gains                   -           (.27)         (.19)       (.25)      (.05)       (.03)
                                  --------------------------------------------------------------------------
Total distributions                        -           (.35)         (.54)       (.55)      (.34)       (.31)
                                  --------------------------------------------------------------------------
Net asset value at
  end of period                   $    12.77     $    12.34    $    13.05  $    13.13   $  12.03    $  10.93
                                  ==========================================================================
Total return (%)*                       3.48          (2.81)         3.43       13.71      13.16       (1.16)
Net assets at end of
  period (000)                    $1,073,857     $1,060,971    $1,135,347  $1,074,149   $884,192    $705,298
Ratios to average
  net assets:**,(a)
  Expenses (%)(b)                        .03(d)         .03           .03         .03        .04(c)      .03(c)
  Expenses, excluding
    reimbursements (%)(b)                .03(d)         .03           .03         .03        .04         .04
  Net investment income (%)             1.48(d)        2.08          2.63        2.43       2.55        2.68
Portfolio turnover (%)                     2             32            15          17         20          16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $1,045,947,000.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                           -              -             -        (.00%)(+)  (.00%)(+)   (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

62  | USAA TARGET RETIREMENT FUNDS

================================================================================

(8) FINANCIAL HIGHLIGHTS - TARGET 2040

Per share operating performance for a share outstanding throughout each period is as follows:

                                    SIX-MONTH
                                   PERIOD ENDED
                                     JUNE 30,                       YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------------------------
                                        2016           2015          2014        2013       2012        2011
                                  --------------------------------------------------------------------------
Net asset value at
  beginning of period             $    12.23     $    12.89    $    12.99  $    11.59   $  10.38    $  11.01
                                  --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .07            .23           .30         .25        .22         .19
  Net realized and
    unrealized gain (loss)               .26           (.58)          .11        1.75       1.25        (.60)
                                  --------------------------------------------------------------------------
Total from investment
  operations                             .33           (.35)          .41        2.00       1.47        (.41)
                                  --------------------------------------------------------------------------
Less distributions from:
  Net investment income                    -           (.00)(a)      (.30)       (.25)      (.22)       (.19)
  Realized capital gains                   -           (.31)         (.21)       (.35)      (.04)       (.03)
                                  --------------------------------------------------------------------------
Total distributions                        -           (.31)         (.51)       (.60)      (.26)       (.22)
                                  --------------------------------------------------------------------------
Net asset value at
  end of period                   $    12.56     $    12.23    $    12.89  $    12.99   $  11.59    $  10.38
                                  ==========================================================================
Total return (%)*                       2.70          (2.71)         3.15       17.37      14.22       (3.75)
Net assets at end of
  period (000)                    $1,149,717     $1,128,269    $1,173,210  $1,101,663   $872,183    $682,057
Ratios to average
  net assets:**,(b)
  Expenses (%)(c)                        .03(e)         .03           .03         .03        .04(d)      .03(d)
  Expenses, excluding
    reimbursements (%)(c)                .03(e)         .03           .03         .03        .04         .05
  Net investment income (%)             1.07(e)        1.78          2.33        2.09       2.06        1.92
Portfolio turnover (%)                     2             35            16          17         18          14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $1,111,770,000.
(a) Represents less than $0.01 per share.
(b) Calculated excluding the Fund's pro-rata share of expenses of the underlying USAA Funds.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                           -              -             -        (.00%)(+)  (.00%)(+)   (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(8) FINANCIAL HIGHLIGHTS - TARGET 2050

Per share operating performance for a share outstanding throughout each period is as follows:

                                    SIX-MONTH
                                   PERIOD ENDED
                                     JUNE 30,                       YEAR ENDED DECEMBER 31,
                                   -------------------------------------------------------------------------
                                        2016           2015          2014        2013      2012         2011
                                   -------------------------------------------------------------------------
Net asset value at
  beginning of period              $   12.18      $   12.81     $   12.86   $   11.25  $   9.96    $   10.65
                                   -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .05            .20           .26         .21       .15          .10
  Net realized and
    unrealized gain (loss)               .25           (.52)          .13        1.90      1.34         (.66)
                                   -------------------------------------------------------------------------
Total from investment
  operations                             .30           (.32)          .39        2.11      1.49         (.56)
                                   -------------------------------------------------------------------------
Less distributions from:
  Net investment income                    -           (.00)(a)      (.26)       (.21)     (.15)        (.10)
  Realized capital gains                   -           (.31)         (.18)       (.29)     (.05)        (.03)
                                   -------------------------------------------------------------------------
Total distributions                        -           (.31)         (.44)       (.50)     (.20)        (.13)
                                   -------------------------------------------------------------------------
Net asset value at
  end of period                    $   12.48      $   12.18     $   12.81   $   12.86  $  11.25    $    9.96
                                   =========================================================================
Total return (%)*                       2.46          (2.48)         3.02       18.81     14.97        (5.27)
Net assets at end of
  period (000)                     $ 624,000      $ 603,281     $ 607,896   $ 541,452  $400,958    $ 297,470
Ratios to average
  net assets:**,(b)
  Expenses (%)(c)                        .05(e)         .04           .04         .05       .05(d)       .04(d)
  Expenses, excluding
    reimbursements (%)(c)                .05(e)         .04           .04         .05       .06          .08
  Net investment income (%)              .87(e)        1.58          2.09        1.83      1.45         1.10
Portfolio turnover (%)                     3             39            16          19        17           14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $600,992,000.
(a) Represents less than $0.01 per share.
(b) Calculated excluding the Fund's pro-rata share of expenses of the underlying USAA Funds.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                           -              -             -        (.00%)(+) (.00%)(+)    (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

64  | USAA TARGET RETIREMENT FUNDS

================================================================================

(8) FINANCIAL HIGHLIGHTS - TARGET 2060

Per share operating performance for a share outstanding throughout each period is as follows:

                                          SIX-MONTH
                                         PERIOD ENDED                                      PERIOD ENDED
                                           JUNE 30,           YEAR ENDED DECEMBER 31,      DECEMBER 31,
                                       ----------------------------------------------------------------
                                            2016                2015            2014            2013***
                                       ----------------------------------------------------------------
Net asset value at
  beginning of period                  $   10.48           $   10.93       $   10.85          $   10.00
                                       ----------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                      .01                 .18(a)          .25(a)             .18(a)
  Net realized and unrealized
    gain (loss)                              .26                (.45)(a)         .07(a)             .79(a)
                                       ----------------------------------------------------------------
Total from investment operations             .27                (.27)(a)         .32(a)             .97(a)
                                       ----------------------------------------------------------------
Less distributions from:
  Net investment income                        -                (.01)           (.18)              (.12)
  Realized capital gains                       -                (.17)           (.06)                 -
                                       ----------------------------------------------------------------
Total distributions                            -                (.18)           (.24)              (.12)
                                       ----------------------------------------------------------------
Net asset value at end of period       $   10.75           $   10.48       $   10.93          $   10.85
                                       ================================================================
Total return (%)*                           2.58               (2.47)           2.91               9.69
Net assets at end of period (000)      $  46,954           $  37,963       $  25,808          $  11,777
Ratios to average net assets:**,(b)
  Expenses (%)(c)                            .10(d)              .10             .10                .10(d)
  Expenses, excluding
    reimbursements (%)(c)                    .43(d)              .51             .78               1.72(d)
  Net investment income (%)                  .74(d)             1.64            2.25               3.36(d)
Portfolio turnover (%)                         0                  35              16                  0

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $42,304,000.
*** Fund commenced operations on July 12, 2013.
(a) Calculated using average shares.
(b) Calculated excluding the Fund's pro-rata share of expenses of the underlying USAA Funds.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                               -                   -               -               (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

EXPENSE EXAMPLE

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Funds, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA funds in which it invests
(acquired funds). These acquired fund fees and expenses are not included in the
Funds' annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2016, through
June 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The actual expenses of each Fund, net of reimbursements, are zero.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Funds'
actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

66  | USAA TARGET RETIREMENT FUNDS

================================================================================

compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled
"hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these direct costs were included, your costs would have been higher. Acquired fund fees and expenses are not included in the Funds' annualized expense ratio used to calculate the expenses paid in the table below.

                                                                                      EXPENSES PAID
                                        BEGINNING                ENDING              DURING PERIOD**
                                       ACCOUNT VALUE          ACCOUNT VALUE         JANUARY 1, 2016 -
                                      JANUARY 1, 2016         JUNE 30, 2016           JUNE 30, 2016
                                      ----------------------------------------------------------------
TARGET INCOME
Actual                                   $1,000.00             $1,042.30                    $0.36
Hypothetical*                             1,000.00              1,024.52                     0.35

TARGET 2020
Actual                                    1,000.00              1,038.00                     0.25
Hypothetical*                             1,000.00              1,024.61                     0.25

TARGET 2030
Actual                                    1,000.00              1,034.80                     0.15
Hypothetical*                             1,000.00              1,024.71                     0.15

TARGET 2040
Actual                                    1,000.00              1,027.00                     0.15
Hypothetical*                             1,000.00              1,024.71                     0.15

TARGET 2050
Actual                                    1,000.00              1,024.60                     0.25
Hypothetical*                             1,000.00              1,024.61                     0.25

TARGET 2060
Actual                                    1,000.00              1,025.80                     0.50
Hypothetical*                             1,000.00              1,024.37                     0.50

 *5% return per year before expenses

**Expenses equal each Fund's annualized expense ratio of 0.07% for Target
  Income, 0.05% for Target 2020, 0.03% for Target 2030, 0.03% for Target 2040,
  0.05% for Target 2050, 0.10% for Target 2060, which is net of any reimbursements and expenses paid indirectly and excludes expenses of the acquired funds, multiplied by 182 days/366 days (to reflect the one-half year period). Each Funds' actual ending account value is based on its actual total return for the current period of January 1, 2016, through June 30, 2016. These total returns equaled 4.23%, 3.80%, 3.48%, 2.70%, 2.46%, and 2.58% for the
  Target Income, Target 2020, Target 2030, Target 2040, Target 2050, Target 2060
  Funds, respectively.

================================================================================

                                                           EXPENSE EXAMPLE |  67

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to each of the Funds.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Funds' investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Funds, as well as information regarding the Manager's revenues and costs of providing services to the Funds and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuance of the Advisory Agreement with respect to the Funds. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Funds in private sessions with their counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the
Funds' performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered,

================================================================================

68  | USAA TARGET RETIREMENT FUNDS

================================================================================

particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the
Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory
Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the services provided to the Funds by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the
Funds, the Manager and its affiliates provide administrative services, stockholder services, oversight of the Funds' accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds and the Trust.

The Board considered the Manager's management style and the performance of the
Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

as current staffing levels. The Manager's role in coordinating the activities of the Funds' other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the
Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the
Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Funds, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Funds by the Manager, including the Manager's oversight of the Funds' day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Funds' advisory fees and total expense ratios as compared to other open-end investment companies deemed to be comparable to the Funds as determined by the independent third party in its report. The Funds' expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Funds based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open end investment companies with the same investment classifications/objectives as the Funds regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Manager does not receive a management fee from the Funds. The data indicated that the total expense ratio for each Fund, which included underlying fund expenses and any reimbursements, was below the median of its respective expense group and its respective expense universe. The
Board took into account the various services provided to the Funds by the
Manager and its affiliates. The Board also took into account the high quality of services provided by the Manager.

================================================================================

70  | USAA TARGET RETIREMENT FUNDS

================================================================================

In considering the Funds' performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds' performance results.
The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Funds' average annual total returns with their Lipper indexes and with that of other mutual funds deemed to be in their peer group by the independent third party in its report
(the "performance universe"). Each Fund's performance universe consisted of the
Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the performance of the Target Retirement Income Fund was lower than the average of its performance universe and its Lipper index for the one- and three-year periods ended December 31, 2015 and was above the average of its performance universe and lower than its Lipper index for the five-year period ended
December 31, 2015; the performance of each of the Target Retirement 2020 Fund,
Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement
2050 Fund, was lower than the average of its performance universe and its
Lipper index for the one-, three-, and five year periods ended December 31,
2015; and the performance of the Target Retirement 2060 Fund was lower than the average of its performance universe and its Lipper index for the one-year period ended December 31, 2015. The Board also noted that the Target Retirement
Income Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one- and three-year periods ended December 31,
2015 and was in the top 50% of its performance universe for the five-year period ended December 31, 2015; the Target Retirement 2020 Fund's, Target
Retirement 2030 Fund's, Target Retirement 2040 Fund's, and Target Retirement
2050 Fund's percentile performance ranking were each in the bottom 50% of their performance universes for the one-, three-, and five-year periods ended
December 31, 2015; and the Target Retirement 2060 Fund's percentile performance rankings was in the bottom 50% of its performance universe for the one-year period ended December 31, 2015. The Board took into account management's discussion of the Funds' performance, including the Funds' investment approaches and the impact of market conditions on the Funds' performance relative to their peers.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  71

================================================================================

COMPENSATION AND PROFITABILITY - The Board took into consideration that the
Manager does not collect a management fee from the Funds. The information considered by the Board included operating profit margin information for the
Manager's business as a whole. This information included a review of the methodology used in the allocation of certain costs to the Funds. The Trustees reviewed the profitability of the Manager's relationship with the Funds before tax expenses. The Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Funds for which they receive no compensation. The Board also took into account the Manager's receipt of fees from the underlying funds. The Board also noted that the manager reimburses certain expenses for each Fund. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Funds. The Board also took into account the high quality of services received by the Funds from the Manager. The
Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Funds and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - With respect to the consideration of any economies of scale to be realized by the Funds, the Board took into account that the Manager does not receive any advisory fees under the Advisory Agreement. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effects of the Funds' growth and size on the Funds' performance and fees, noting that if the Funds' assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the
Advisory Agreement with the Manager with respect to each Fund, among others:
(i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the
Manager maintains an appropriate compliance program; (iii) the performance of each of the Funds is reasonable in relation to the performance of funds with similar investment objectives and to relevant

================================================================================

72  | USAA TARGET RETIREMENT FUNDS

================================================================================

indexes in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates level of profitability from their relationship with each Fund, if any, is reasonable in light of the nature and high quality of services provided by the Manager and the type of Funds. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Funds and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210)
531-8722; (ii) at USAA.COM; and (iii) in summary within the Statement of
Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i)
at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

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                                    [GRAPHIC OF USAA ULTRA SHORT-TERM BOND FUND]

 ============================================================

         SEMIANNUAL REPORT
         USAA ULTRA SHORT-TERM BOND FUND
         FUND SHARES o INSTITUTIONAL SHARES
         JUNE 30, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE BELIEVE HOWEVER, THAT IT'S IMPORTANT FOR
INVESTORS TO STAY FOCUSED ON THEIR LONG-TERM        [PHOTO OF BROOKS ENGLEHARDT]
OBJECTIVES, USING AN INVESTMENT PLAN THAT IS
BASED ON THEIR TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

AUGUST 2016

The reporting period ended June 30, 2016, started and ended in a dramatic fashion. During the first six weeks of 2016, worries about global economic growth drove an increase in volatility and a steep sell-off in global stocks.
Although the decline was followed by a strong rally, market uncertainty continued throughout the reporting period. Volatility spiked in the final days of June 2016, as new concerns about the global economy and the United Kingdom's unexpected vote to exit the European Union ("Brexit") rattled the financial markets. When all was said and done, the broad U.S. stock market finished in positive territory--near its high for the reporting period. In general,
non-U.S. stock indexes were down slightly.

The strong performance of U.S. stocks was due in part to the growth of the U.S.
economy, which continued to outperform the world's other large economies. That said, the U.S. economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to escape a recession and return to a normal rate of economic growth. Slower spending by households that are seeking to reduce their debt has impeded the recovery. Also, while the American consumer was expected to benefit from the huge drop in the price of oil, savings at the pump were offset by higher costs in other parts of the economy, including housing and health care. As a result, consumer spending has been lower than expected.

In response to the unexpected soft market and what the Federal Reserve (the Fed)
chair Janet Yellen termed "sizable" economic uncertainties, the Fed backed off its earlier guidance and did not raise interest rates during the reporting period. Fed policymakers have indicated their desire to increase interest rates to what they consider "normal levels," if only to have more policy tools at their disposal in case of a recession. In our view, the Fed will likely remain on a "lower for longer" track to avoid derailing U.S. economic growth.
Furthermore, the market volatility that was unleashed by the "Brexit" vote may lead the Fed to scale back further its plans for interest rate increases this year and in 2017.

Meanwhile, corporate earnings during the reporting period were disappointing.
In the first quarter of 2016, for example, the companies in the S&P 500(R) Index experienced a fourth consecutive quarter of year-over-year earnings declines. To

================================================================================

================================================================================

compensate for this, many companies have cut operating costs, reduced capital spending, and bought back shares. However, we think they may have extracted most of what they can using these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Because of heightened volatility during the reporting period, investors generally favored safe-haven assets, such as gold and U.S. Treasuries. In mid-June 2016, for example, strong demand drove 10-year U.S. Treasury yields--which move in the opposite direction of prices--to their lowest level since 2012. On July 5th, just two trading days after the end of the reporting period, 10-year Treasury yields sank to a record low of 1.37% amid ongoing uncertainty about the impact of "Brexit". Government bond yields around the world also fell, reflecting persistent worries about weak global growth and limits to what central banks can do to support their economies through monetary stimulus.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation relative to the risks assumed. We believe however, that it's important for investors to stay focused on their long-term objectives, using an investment plan that is based on their time horizon and risk tolerance. Market conditions are always in fluctuation and time horizon matters--even price movements like those seen during the reporting period have historically smoothed out in the long term. A plan can also keep you from making hasty portfolio decisions based on market turmoil, while giving you flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

On behalf of all of us at USAA Investments, thank you for the opportunity to help you achieve your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. o Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities market. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUND'S OBJECTIVE                                                               1

MANAGER'S COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

    Portfolio of Investments                                                  10

    Notes to Portfolio of Investments                                         22

    Financial Statements                                                      26

    Notes to Financial Statements                                             29

EXPENSE EXAMPLE                                                               41

ADVISORY AGREEMENT(S)                                                         43

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

208370-0816

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA ULTRA SHORT-TERM BOND FUND (THE FUND) SEEKS TO PROVIDE HIGH CURRENT
INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is normally to invest at least 80% of the Fund's assets in investment-grade debt securities that have a dollar-weighted average portfolio maturity of 18 months (one and a half years)
or less. These securities consist primarily of U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and
other securities believed to have debt-like characteristics, including synthetic securities. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

ANTHONY M. ERA                                         [PHOTO OF ANTHONY M. ERA]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Although the Federal Reserve (the Fed) raised the federal funds target rate in December 2015 and anticipated four increases during 2016, U.S. Treasury yields between two years and 30 years fell during the first half of the reporting period. The drop was in response to the Fed holding firm on interest rates at both its January and March 2016 meetings, largely due to concerns about U.S. and global economic growth. In late March of 2016, cautious statements by Fed chair Janet Yellen raised doubts about the number of potential interest rate increases in 2016. Indeed, the Fed chose not to raise interest rates at its April 2016 meeting. In early June of 2016, a surprisingly weak May 2016 jobs report suggested that U.S. economic growth could be slowing. This fueled speculation--ultimately proven correct--that
    Fed governors would keep interest rates unchanged at their June 2016 meeting. In late June of 2016, the United Kingdom's vote to exit the
    European Union ("Brexit") caught financial markets off guard, driving a safe-haven flight into U.S. Treasuries and pushing down yields along the curve. At the end of the reporting period, the market was anticipating that the Fed would not raise interest rates at all in 2016.

    During the reporting period overall, long-term yields fell more than short-
    term yields. Accordingly, longer-duration securities outperformed shorter-
    duration securities. (Bond prices and yields move in opposite directions.)

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

o   HOW DID THE USAA ULTRA SHORT-TERM BOND FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended June 30, 2016, the Fund Shares and Institutional
    Shares had total returns of 1.14% and 1.21%, respectively. This compares to total returns of 0.12% for the Citigroup 3-Month U.S. Treasury Bill Index
    and 0.83% for the Lipper Ultra Short Obligations Funds Index.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the
    Fund's assets.

o   WHAT WERE YOUR STRATEGIES FOR THE FUND DURING THE REPORTING PERIOD?

    Throughout the reporting period, we selectively sought relative value opportunities among various sectors in the front end of the yield curve. We strived to invest opportunistically during periods of market volatility by maintaining a disciplined approach in liquidity management. As always, we worked closely with our in-house team of analysts, who use independent research to identify and evaluate potential investments. Our analysts also continuously monitored every bond in the portfolio.

    At the end of the reporting period, the Fund had a weighted average maturity
    (WAM) of close to one year at 0.96. The portfolio's duration, which is a measure of its sensitivity to changes in interest rates, was one year.

    Thank for the opportunity to help you with your investment needs.

    As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA ULTRA SHORT-TERM BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: UUSTX)

--------------------------------------------------------------------------------
                                               6/30/16              12/31/15
--------------------------------------------------------------------------------
Net Assets                                  $391.7 Million       $427.0 Million
Net Asset Value Per Share                       $9.99                $9.94
Dollar-Weighted Average
 Portfolio Maturity                            1.0 Year             1.0 Year

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
  12/31/15-6/30/16*     1 YEAR       5 YEARS          SINCE INCEPTION 10/18/10
       1.14%             0.48%        1.36%                    1.41%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD** AS OF 6/30/16             EXPENSE RATIO AS OF 12/31/15***
--------------------------------------------------------------------------------
             1.24%                                          0.59%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

4  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

                     o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                             USAA ULTRA             LIPPER ULTRA SHORT         CITIGROUP 3-MONTH
                          SHORT-TERM BOND           OBLIGATIONS FUNDS            U.S. TREASURY
                            FUND SHARES                  INDEX                     BILL INDEX
10/31/2010                  $10,000.00                 $10,000.00                 $10,000.00
11/30/2010                    9,990.51                   9,999.63                  10,001.18
12/31/2010                    9,990.55                  10,001.43                  10,002.47
 1/31/2011                   10,010.25                  10,010.36                  10,003.67
 2/28/2011                   10,032.31                  10,022.47                  10,004.81
 3/31/2011                   10,043.36                  10,028.04                  10,006.00
 4/30/2011                   10,075.82                  10,046.48                  10,007.05
 5/31/2011                   10,117.41                  10,055.32                  10,007.83
 6/30/2011                   10,119.72                  10,057.04                  10,008.33
 7/31/2011                   10,141.41                  10,063.96                  10,008.65
 8/31/2011                   10,133.47                  10,054.67                  10,009.13
 9/30/2011                   10,117.83                  10,041.28                  10,009.51
10/31/2011                   10,149.84                  10,055.48                  10,009.88
11/30/2011                   10,142.00                  10,053.10                  10,009.99
12/31/2011                   10,150.41                  10,058.88                  10,010.08
 1/31/2012                   10,203.58                  10,092.30                  10,010.18
 2/29/2012                   10,238.65                  10,111.50                  10,010.40
 3/31/2012                   10,253.20                  10,127.40                  10,010.84
 4/30/2012                   10,287.80                  10,141.92                  10,011.41
 5/31/2012                   10,291.26                  10,147.98                  10,012.11
 6/30/2012                   10,316.42                  10,158.77                  10,012.73
 7/31/2012                   10,350.23                  10,185.09                  10,013.41
 8/31/2012                   10,385.83                  10,204.92                  10,014.13
 9/30/2012                   10,418.79                  10,224.24                  10,014.91
10/31/2012                   10,443.70                  10,232.20                  10,015.75
11/30/2012                   10,457.57                  10,234.96                  10,016.52
12/31/2012                   10,467.85                  10,238.23                  10,017.27
 1/31/2013                   10,491.97                  10,248.67                  10,017.85
 2/28/2013                   10,516.22                  10,255.22                  10,018.30
 3/31/2013                   10,530.56                  10,260.54                  10,018.91
 4/30/2013                   10,544.03                  10,271.15                  10,019.57
 5/31/2013                   10,535.72                  10,266.32                  10,020.21
 6/30/2013                   10,506.12                  10,245.46                  10,020.62
 7/31/2013                   10,527.78                  10,253.75                  10,020.97
 8/31/2013                   10,527.64                  10,254.22                  10,021.29
 9/30/2013                   10,558.36                  10,266.89                  10,021.57
10/31/2013                   10,579.36                  10,277.35                  10,021.79
11/30/2013                   10,600.08                  10,287.15                  10,021.98
12/31/2013                   10,606.44                  10,289.73                  10,022.29
 1/31/2014                   10,626.27                  10,300.80                  10,022.77
 2/28/2014                   10,647.48                  10,308.34                  10,023.19
 3/31/2014                   10,647.52                  10,313.97                  10,023.54
 4/30/2014                   10,669.02                  10,322.00                  10,023.83
 5/31/2014                   10,689.79                  10,332.41                  10,024.15
 6/30/2014                   10,700.29                  10,337.75                  10,024.41
 7/31/2014                   10,694.39                  10,341.86                  10,024.66
 8/31/2014                   10,715.90                  10,346.94                  10,024.92
 9/30/2014                   10,699.18                  10,346.74                  10,025.15
10/31/2014                   10,721.12                  10,349.11                  10,025.36
11/30/2014                   10,732.26                  10,350.04                  10,025.51
12/31/2014                   10,707.23                  10,339.79                  10,025.63
 1/31/2015                   10,740.60                  10,348.80                  10,025.80
 2/28/2015                   10,752.27                  10,358.29                  10,025.98
 3/31/2015                   10,763.98                  10,365.85                  10,026.18
 4/30/2015                   10,775.52                  10,372.57                  10,026.34
 5/31/2015                   10,787.70                  10,378.24                  10,026.48
 6/30/2015                   10,779.05                  10,376.65                  10,026.59
 7/31/2015                   10,779.32                  10,378.45                  10,026.68
 8/31/2015                   10,758.98                  10,374.04                  10,026.93
 9/30/2015                   10,737.81                  10,372.65                  10,027.19
10/31/2015                   10,758.91                  10,378.24                  10,027.43
11/30/2015                   10,747.23                  10,377.42                  10,027.71
12/31/2015                   10,709.61                  10,370.30                  10,028.48
 1/31/2016                   10,688.00                  10,375.49                  10,029.73
 2/29/2016                   10,687.00                  10,372.93                  10,031.54
 3/31/2016                   10,741.00                  10,398.67                  10,033.87
 4/30/2016                   10,785.00                  10,425.76                  10,036.24
 5/31/2016                   10,797.00                  10,439.47                  10,038.38
 6/30/2016                   10,830.00                  10,456.44                  10,040.38

                                  [END CHART]

                         Data from 10/31/10 to 6/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Ultra Short-Term Bond Fund Shares to the following benchmarks:

o   The unmanaged Lipper Ultra Short Obligations Funds Index tracks the total return performance of the 30 largest funds within the Lipper Ultra Short
    Obligations Funds category.

o   The unmanaged Citigroup 3-Month U.S. Treasury Bill Index represents the total return received by investors of 3-month U.S. Treasury securities.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Ultra Short Obligations Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Ultra Short Obligations Funds Index and Citigroup
3-Month U.S. Treasury Bill Index is calculated from the end of the month,
October 31, 2010, while the Fund Shares commenced operations on October 18,
2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

USAA ULTRA SHORT-TERM BOND FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UUSIX)

--------------------------------------------------------------------------------
                                           6/30/16                    12/31/15
--------------------------------------------------------------------------------
Net Assets                              $20.3 Million              $22.5 Million
Net Asset Value Per Share                  $10.00                       $9.94
Dollar-Weighted Average
  Portfolio Maturity                      1.0 Year                     1.0 Year

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
  12/31/15-6/30/16*             1 YEAR                 SINCE INCEPTION 7/12/13
        1.21%                    0.55%                         1.06%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD** AS OF 6/30/16             EXPENSE RATIO AS OF 12/31/15***
--------------------------------------------------------------------------------
              1.14%                                        0.57%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies.
Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy
(USAA fund-of-funds).

================================================================================

6  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        USAA ULTRA SHORT-TERM         LIPPER ULTRA SHORT          CITIGROUP 3-MONTH
                       BOND FUND INSTITUTIONAL        OBLIGATIONS FUNDS           U.S. TREASURY BILL
                               SHARES                       INDEX                       INDEX
 7/31/2013                   $10,000.00                   $10,000.00                 $10,000.00
 8/31/2013                    10,015.38                    10,000.46                  10,000.32
 9/30/2013                    10,045.24                    10,012.81                  10,000.60
10/31/2013                    10,075.96                    10,023.02                  10,000.82
11/30/2013                    10,085.99                    10,032.58                  10,001.01
12/31/2013                    10,091.20                    10,035.09                  10,001.32
 1/31/2014                    10,110.37                    10,045.89                  10,001.80
 2/28/2014                    10,130.87                    10,053.24                  10,002.22
 3/31/2014                    10,131.33                    10,058.74                  10,002.57
 4/30/2014                    10,152.38                    10,066.56                  10,002.85
 5/31/2014                    10,172.81                    10,076.72                  10,003.17
 6/30/2014                    10,183.49                    10,081.92                  10,003.43
 7/31/2014                    10,178.39                    10,085.93                  10,003.69
 8/31/2014                    10,199.21                    10,090.89                  10,003.95
 9/30/2014                    10,193.49                    10,090.70                  10,004.17
10/31/2014                    10,204.34                    10,093.00                  10,004.38
11/30/2014                    10,215.19                    10,093.91                  10,004.53
12/31/2014                    10,192.05                    10,083.91                  10,004.65
 1/31/2015                    10,224.09                    10,092.70                  10,004.83
 2/28/2015                    10,235.49                    10,101.95                  10,005.00
 3/31/2015                    10,246.99                    10,109.33                  10,005.20
 4/30/2015                    10,268.49                    10,115.89                  10,005.36
 5/31/2015                    10,280.27                    10,121.41                  10,005.50
 6/30/2015                    10,262.06                    10,119.86                  10,005.61
 7/31/2015                    10,262.34                    10,121.62                  10,005.70
 8/31/2015                    10,242.81                    10,117.31                  10,005.95
 9/30/2015                    10,221.78                    10,115.96                  10,006.21
10/31/2015                    10,251.35                    10,121.41                  10,006.45
11/30/2015                    10,239.44                    10,120.61                  10,006.73
12/31/2015                    10,196.96                    10,113.67                  10,007.50
 1/31/2016                    10,186.00                    10,118.73                  10,008.74
 2/29/2016                    10,185.00                    10,116.23                  10,010.54
 3/31/2016                    10,226.00                    10,141.33                  10,012.88
 4/30/2016                    10,267.00                    10,167.76                  10,015.24
 5/31/2016                    10,277.00                    10,181.12                  10,017.37
 6/30/2016                    10,319.00                    10,197.68                  10,019.37

                                   [END CHART]

                         Data from 7/31/13 to 6/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Ultra Short-Term Bond Fund Institutional Shares to the Fund's benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Ultra Short Obligations Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Ultra Short Obligations Funds Index and Citigroup
3-Month U.S. Treasury Bill Index is calculated from the end of the month, July
31, 2013, while the Institutional Shares initially invested in securities on
July 15, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o ASSET ALLOCATION - 6/30/16 o

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      41.4%
EURODOLLAR AND YANKEE OBLIGATIONS                                          16.7%
ASSET-BACKED SECURITIES                                                    13.3%
COMMERCIAL MORTGAGE SECURITIES                                             11.2%
VARIABLE-RATE DEMAND NOTES                                                  8.4%
COMMERCIAL PAPER                                                            4.1%
MONEY MARKET FUNDS                                                          3.2%
MUNICIPAL BONDS                                                             0.9%

                                   [END CHART]

Percentages are of the net assets of the Fund, and may not equal 100%.

================================================================================

8  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 6/30/16 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        17.0%
AA                                                                         15.8%
A                                                                          29.9%
BBB                                                                        34.2%
BELOW INVESTMENT-GRADE                                                      1.7%
UNRATED                                                                     1.4%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized
Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB.
These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated but are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 10-21.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

PORTFOLIO OF INVESTMENTS

June 30, 2016 (unaudited)

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE          MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
              BONDS (83.5%)

              CORPORATE OBLIGATIONS (41.4%)

              CONSUMER DISCRETIONARY (2.6%)
              -----------------------------
              CABLE & SATELLITE (1.0%)
$     4,000   Charter Communications Operating, LLC(a)                     3.58%         7/23/2020        $  4,186
                                                                                                          --------
              GENERAL MERCHANDISE STORES (0.5%)
      1,925   Dollar Tree, Inc.(b)                                         2.75          2/06/2020           1,926
                                                                                                          --------
              RESTAURANTS (0.6%)
      2,705   ARAMARK Services, Inc.(b)                                    3.25          9/07/2019           2,712
                                                                                                          --------
              SPECIALTY STORES (0.5%)
      1,900   Staples, Inc.                                                2.75          1/12/2018           1,909
                                                                                                          --------
              Total Consumer Discretionary                                                                  10,733
                                                                                                          --------
              CONSUMER STAPLES (1.0%)
              -----------------------
              DRUG RETAIL (0.5%)
      2,000   CVS Health Corp.                                             2.25         12/05/2018           2,047
                                                                                                          --------
              PACKAGED FOODS & MEAT (0.5%)
      2,000   Tyson Foods, Inc.                                            2.65          8/15/2019           2,056
                                                                                                          --------
              Total Consumer Staples                                                                         4,103
                                                                                                          --------
              ENERGY (4.6%)
              -------------
              OIL & GAS DRILLING (0.2%)
      1,000   Nabors Industries, Inc.                                      2.35          9/15/2016             999
                                                                                                          --------
              OIL & GAS EQUIPMENT & SERVICES (0.4%)
      1,580   Cameron International Co.                                    1.40          6/15/2017           1,581
                                                                                                          --------
              OIL & GAS EXPLORATION & PRODUCTION (0.8%)
      1,650   EQT Corp.                                                    5.15          3/01/2018           1,685
      1,630   QEP Resources, Inc.                                          6.80          4/01/2018           1,632
                                                                                                          --------
                                                                                                             3,317
                                                                                                          --------
              OIL & GAS STORAGE & TRANSPORTATION (3.2%)
      3,000   Boardwalk Pipelines, LLC                                     5.50          2/01/2017           3,046
      1,000   Buckeye Partners, LP                                         2.65         11/15/2018           1,015
        780   Columbia Pipeline Group                                      3.30          6/01/2020             807

================================================================================

10  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE          MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
$     3,000   DCP Midstream Operating, LP                                  2.50%        12/01/2017        $  2,940
      1,584   Plains All American Pipeline, LP                             8.75          5/01/2019           1,812
      1,000   Plains All American Pipeline, LP                             2.60         12/15/2019             975
      1,000   Sabine Pass LNG, LP(a)                                       7.50         11/30/2016           1,019
      1,000   Sabine Pass LNG, LP                                          7.50         11/30/2016           1,020
        500   Targa Resources Partners, LP                                 5.00          1/15/2018             511
                                                                                                          --------
                                                                                                            13,145
                                                                                                          --------
              Total Energy                                                                                  19,042
                                                                                                          --------
              FINANCIALS (20.6%)
              ------------------
              CONSUMER FINANCE (1.9%)
      6,000   American Express Bank, FSB                                   0.75(c)       6/12/2017           5,988
      2,000   Capital One Bank, N.A.                                       2.25          2/13/2019           2,027
                                                                                                          --------
                                                                                                             8,015
                                                                                                          --------
              DIVERSIFIED BANKS (3.6%)
      3,250   Bank of America Corp.                                        0.96(c)       8/15/2016           3,250
      2,000   Bank of America Corp.                                        0.89(c)      10/14/2016           1,998
      1,000   Bank of America Corp.                                        1.67(c)       1/15/2019           1,005
      1,000   Citigroup, Inc.                                              2.33(c)       5/15/2018           1,018
      1,000   Citigroup, Inc.                                              2.50          7/29/2019           1,019
      3,620   HSBC USA, Inc.                                               1.24(c)      11/13/2019           3,577
      3,000   Wachovia Corp.                                               1.00(c)      10/15/2016           3,001
                                                                                                          --------
                                                                                                            14,868
                                                                                                          --------
              LIFE & HEALTH INSURANCE (0.8%)
      2,000   MetLife Global Funding I(a)                                  1.88          6/22/2018           2,020
      1,000   Protective Life Corp.                                        6.40          1/15/2018           1,064
                                                                                                          --------
                                                                                                             3,084
                                                                                                          --------
              MULTI-LINE INSURANCE (0.2%)
      1,000   MassMutual Global Funding, LLC(a)                            2.10          8/02/2018           1,020
                                                                                                          --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.9%)
      1,737   AWAS Finance Luxembourg(b)                                   3.50          7/16/2018           1,739
      1,000   International Lease Finance Corp.                            3.88          4/15/2018           1,021
      1,000   International Lease Finance Corp.                            6.25          5/15/2019           1,074
                                                                                                          --------
                                                                                                             3,834
                                                                                                          --------
              PROPERTY & CASUALTY INSURANCE (0.5%)
      2,000   Sirius International Group(a)                                6.38          3/20/2017           2,045
                                                                                                          --------
              REGIONAL BANKS (9.4%)
      1,500   Bank of Oklahoma, N.A.                                       1.32(c)       5/15/2017           1,497
      6,000   Branch Banking & Trust Co.                                   0.98(c)       9/13/2016           6,003
      2,000   Compass Bank                                                 1.85          9/29/2017           1,995

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE          MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
$     4,000   Cullen/Frost Bankers, Inc.                                   1.16%(c)      2/15/2017        $  3,987
      2,200   Fifth Third Bancorp                                          1.07(c)      12/20/2016           2,199
      1,000   Fifth Third Bank                                             1.14(c)      11/18/2016           1,001
      1,000   Fulton Financial Corp.                                       5.75          5/01/2017           1,026
      4,000   Huntington National Bank                                     1.35          8/02/2016           4,000
      2,740   Huntington National Bank                                     2.40          4/01/2020           2,784
      2,075   KeyCorp                                                      2.90          9/15/2020           2,148
      2,000   MUFG Union Bank, N.A.                                        1.50          9/26/2016           2,002
      1,000   MUFG Union Bank, N.A.                                        2.63          9/26/2018           1,022
      1,661   National City Bank                                           1.00(c)      12/15/2016           1,660
      4,225   National City Bank                                           1.05(c)       6/07/2017           4,219
      1,000   PNC Bank, N.A.                                               2.20          1/28/2019           1,021
      2,000   Regions Bank of Birmingham                                   7.50          5/15/2018           2,194
                                                                                                          --------
                                                                                                            38,758
                                                                                                          --------
              REITs - HEALTH CARE (0.4%)
        850   Senior Housing Properties Trust                              3.25          5/01/2019             854
        765   Ventas Realty, LP                                            2.70          4/01/2020             781
                                                                                                          --------
                                                                                                             1,635
                                                                                                          --------
              REITs - HOTEL & RESORT (0.3%)
      1,000   Hospitality Properties Trust                                 5.63          3/15/2017           1,025
                                                                                                          --------
              REITs - INDUSTRIAL (0.2%)
        600   Prologis, LP                                                 4.00          1/15/2018             620
                                                                                                          --------
              REITs - OFFICE (0.6%)
      2,552   Mack-Cali Realty, LP                                         2.50         12/15/2017           2,561
                                                                                                          --------
              REITs - RESIDENTIAL (0.3%)
      1,350   UDR, Inc.                                                    4.25          6/01/2018           1,418
                                                                                                          --------
              REITs - RETAIL (0.5%)
        820   Equity One, Inc.                                             6.00          9/15/2017             860
        500   Realty Income Corp.                                          5.38          9/15/2017             523
        500   Regency Centers, LP                                          4.80          4/15/2021             549
                                                                                                          --------
                                                                                                             1,932
                                                                                                          --------
              THRIFTS & MORTGAGE FINANCE (1.0%)
      4,000   Chittenden Corp.                                             1.31(c)       2/14/2017           3,990
                                                                                                          --------
              Total Financials                                                                              84,805
                                                                                                          --------
              HEALTH CARE (1.1%)
              ------------------
              HEALTH CARE FACILITIES (0.4%)
      1,911   HCA, Inc.(b)                                                 1.96          6/10/2020           1,864
                                                                                                          --------
              HEALTH CARE SERVICES (0.7%)
        768   Laboratory Corp. of America Holdings                         2.20          8/23/2017             774

================================================================================

12  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE          MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
$     2,000   Quest Diagnostics, Inc.                                      2.70%         4/01/2019        $  2,052
                                                                                                          --------
                                                                                                             2,826
                                                                                                          --------
              Total Health Care                                                                              4,690
                                                                                                          --------
              INDUSTRIALS (3.9%)
              ------------------
              AIRLINES (1.4%)
      5,125   Aviation Capital Group Corp.(a)                              3.88          9/27/2016           5,139
        800   Continental Airlines, Inc. Pass-Through Trust                6.25         10/11/2021             852
                                                                                                          --------
                                                                                                             5,991
                                                                                                          --------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.4%)
      1,500   CNH Industrial Capital, LLC                                  3.25          2/01/2017           1,513
                                                                                                          --------
              INDUSTRIAL CONGLOMERATES (0.4%)
      1,697   General Electric Capital Corp.                               0.97(c)      12/20/2016           1,697
                                                                                                          --------
              TRADING COMPANIES & DISTRIBUTORS (0.5%)
      1,089   International Lease Finance Corp.(a)                         6.75          9/01/2016           1,095
      1,000   International Lease Finance Corp.(a)                         7.13          9/01/2018           1,100
                                                                                                          --------
                                                                                                             2,195
                                                                                                          --------
              TRUCKING (1.2%)
      1,091   Avis Budget Car Rental, LLC(b)                               3.00          3/15/2019           1,091
      1,000   Penske Truck Leasing Co., LP / PTL Finance Corp.(a)          2.88          7/17/2018           1,019
        640   Penske Truck Leasing Co., LP / PTL Finance Corp.(a)          3.20          7/15/2020             655
      2,000   Ryder System, Inc.                                           2.50          5/11/2020           2,026
                                                                                                          --------
                                                                                                             4,791
                                                                                                          --------
              Total Industrials                                                                             16,187
                                                                                                          --------
              INFORMATION TECHNOLOGY (1.9%)
              -----------------------------
              ELECTRONIC COMPONENTS (0.5%)
      2,000   Amphenol Corp.                                               2.55          1/30/2019           2,036
                                                                                                          --------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
      1,000   FLIR Systems, Inc.                                           3.13          6/15/2021           1,028
                                                                                                          --------
              SEMICONDUCTORS (1.1%)
      1,975   NXP B.V.(b)                                                  2.75          3/04/2017           1,976
      2,588   NXP B.V.(b)                                                  3.75          1/11/2020           2,590
                                                                                                          --------
                                                                                                             4,566
                                                                                                          --------
              Total Information Technology                                                                   7,630
                                                                                                          --------
              MATERIALS (3.7%)
              ----------------
              ALUMINUM (1.0%)
      1,000   Alcoa, Inc.                                                  5.55          2/01/2017           1,024
      2,793   Alcoa, Inc.                                                  5.72          2/23/2019           3,011
                                                                                                          --------
                                                                                                             4,035
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE          MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
              COMMODITY CHEMICALS (0.8%)
$     3,000   Lyondellbasell Industries N.V.                               5.00%         4/15/2019        $  3,249
                                                                                                          --------
              CONSTRUCTION MATERIALS (1.7%)
      7,000   Martin Marietta Materials, Inc.                              1.73(c)       6/30/2017           6,979
                                                                                                          --------
              SPECIALTY CHEMICALS (0.2%)
      1,000   Albemarle Corp.                                              3.00         12/01/2019           1,014
                                                                                                          --------
              Total Materials                                                                               15,277
                                                                                                          --------
              UTILITIES (2.0%)
              ----------------
              ELECTRIC UTILITIES (1.8%)
      2,000   FirstEnergy Corp.                                            2.75          3/15/2018           2,026
      5,000   IPALCO Enterprises, Inc.                                     5.00          5/01/2018           5,250
                                                                                                          --------
                                                                                                             7,276
                                                                                                          --------
              MULTI-UTILITIES (0.2%)
      1,000   Dominion Resources, Inc.                                     2.96          7/01/2019           1,019
                                                                                                          --------
              Total Utilities                                                                                8,295
                                                                                                          --------
              Total Corporate Obligations (cost: $169,483)                                                 170,762
                                                                                                          --------

              EURODOLLAR AND YANKEE OBLIGATIONS (16.7%)

              CONSUMER DISCRETIONARY (3.2%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (3.2%)
      1,000   Daimler Finance, N.A., LLC(a)                                1.32(c)       8/01/2016           1,000
      3,306   Hyundai Capital Services, Inc.(a)                            1.45(c)       3/18/2017           3,305
      1,000   Nissan Motor Acceptance Corp.(a)                             1.34(c)       9/26/2016           1,001
      1,765   Nissan Motor Acceptance Corp.(a)                             1.23(c)       3/03/2017           1,767
      3,000   Nissan Motor Acceptance Corp.(a)                             1.95          9/12/2017           3,024
      1,000   Nissan Motor Acceptance Corp.(a)                             2.35          3/04/2019           1,022
      2,000   Volkswagen Group of America Finance, LLC(a)                  1.02(c)       5/23/2017           1,990
                                                                                                          --------
                                                                                                            13,109
                                                                                                          --------
              Total Consumer Discretionary                                                                  13,109
                                                                                                          --------
              CONSUMER STAPLES (0.2%)
              -----------------------
              BREWERS (0.2%)
      1,000   SABMiller Holdings, Inc.(a)                                  1.33(c)       8/01/2018           1,000
                                                                                                          --------
              ENERGY (2.5%)
              -------------
              INTEGRATED OIL & GAS (1.9%)
      2,000   BP Capital Markets plc                                       1.05(c)      11/07/2016           2,002
      3,495   BP Capital Markets plc                                       1.63          8/17/2017           3,511
      2,300   Shell International Finance B.V.                             1.08(c)       5/11/2020           2,271
                                                                                                          --------
                                                                                                             7,784
                                                                                                          --------

================================================================================

14  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE          MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
              OIL & GAS STORAGE & TRANSPORTATION (0.6%)
$     1,000   Enbridge, Inc.                                               1.28%(c)     10/01/2016        $    996
      1,500   Enbridge, Inc.                                               1.14(c)       6/02/2017           1,474
                                                                                                          --------
                                                                                                             2,470
                                                                                                          --------
              Total Energy                                                                                  10,254
                                                                                                          --------
              FINANCIALS (8.2%)
              -----------------
              DIVERSIFIED BANKS (5.9%)
      2,000   ABN AMRO Bank N.V.(a)                                        1.43(c)      10/28/2016           2,004
      2,000   Banco Santander Chile(a)                                     1.53(c)       4/11/2017           2,002
      1,700   Bank of Nova Scotia                                          2.05          6/05/2019           1,727
      2,000   Barclays Bank plc(a)                                         6.05         12/04/2017           2,096
      3,000   Canadian Imperial Bank of Commerce                           1.15(c)       7/18/2016           3,001
      2,000   Commonwealth Bank of Australia(a)                            1.15(c)       9/20/2016           2,002
      1,000   ING Bank N.V.(a)                                             1.32(c)      10/01/2019             986
      2,000   Santander UK plc                                             1.17(c)       3/13/2017           2,000
      2,225   Standard Chartered Bank(a)                                   6.40          9/26/2017           2,343
      2,000   Svenska Handelsbanken AB                                     1.11(c)       9/23/2016           2,002
      2,000   Swedbank AB(a)                                               1.75          3/12/2018           2,015
      2,000   Toronto Dominion Bank                                        2.63          9/10/2018           2,058
                                                                                                          --------
                                                                                                            24,236
                                                                                                          --------
              DIVERSIFIED CAPITAL MARKETS (0.5%)
      2,000   Deutsche Bank AG                                             1.24(c)       2/13/2017           1,998
                                                                                                          --------
              DIVERSIFIED REAL ESTATE ACTIVITIES (0.4%)
      1,500   Brookfield Asset Management, Inc.                            5.80          4/25/2017           1,550
                                                                                                          --------
              PROPERTY & CASUALTY INSURANCE (1.2%)
      2,000   QBE Insurance Group Ltd.(a)                                  2.40          5/01/2018           2,020
      3,000   Suncorp-Metway Ltd.(a)                                       1.32(c)       3/28/2017           3,005
                                                                                                          --------
                                                                                                             5,025
                                                                                                          --------
              REITs - RETAIL (0.2%)
      1,000   Scentre Group Trust(a)                                       2.38         11/05/2019           1,015
                                                                                                          --------
              Total Financials                                                                              33,824
                                                                                                          --------
              INDUSTRIALS (1.9%)
              ------------------
              AEROSPACE & DEFENSE (0.4%)
      1,400   BAE Systems Holdings, Inc.(a)                                6.38          6/01/2019           1,575
                                                                                                          --------
              INDUSTRIAL CONGLOMERATES (1.2%)
      5,000   Hutchison Whampoa International Ltd.(a)                      2.00         11/08/2017           5,057
                                                                                                          --------
              MARINE (0.3%)
      1,000   A.P. Moeller-Maersk A/S(a)                                   2.55          9/22/2019           1,020
                                                                                                          --------
              Total Industrials                                                                              7,652
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE          MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
              MATERIALS (0.7%)
              ----------------
              DIVERSIFIED METALS & MINING (0.5%)
$     1,000   Glencore Funding, LLC(a)                                     1.99%(c)      1/15/2019        $    947
      1,000   Glencore Funding, LLC(a)                                     3.13          4/29/2019             980
                                                                                                          --------
                                                                                                             1,927
                                                                                                          --------
              STEEL (0.2%)
        500   ArcelorMittal                                                6.13          6/01/2018             527
        500   ArcelorMittal                                                5.13          6/01/2020             518
                                                                                                          --------
                                                                                                             1,045
                                                                                                          --------
              Total Materials                                                                                2,972
                                                                                                          --------
              Total Eurodollar and Yankee Obligations (cost: $68,519)                                       68,811
                                                                                                          --------

              ASSET-BACKED SECURITIES (13.3%)

              FINANCIALS (13.3%)
              ------------------
              ASSET-BACKED FINANCING (13.3%)
        221   AmeriCredit Automobile Receivables Trust                     2.42          5/08/2018             222
      1,000   AmeriCredit Automobile Receivables Trust                     1.57          1/08/2019           1,000
      2,600   AmeriCredit Automobile Receivables Trust                     3.13         10/08/2020           2,649
        591   ARI Fleet Lease Trust(a)                                     0.81         11/15/2022             591
      3,050   Avis Budget Rental Car Funding, LLC(a)                       4.00          5/21/2018           3,073
      3,000   Babson CLO Ltd.(a)                                           1.87(c)       5/15/2023           2,992
      2,000   California Republic Auto Receivables Trust                   1.57         12/16/2019           2,006
      2,200   California Republic Auto Receivables Trust                   2.30         12/16/2019           2,212
      1,000   California Republic Auto Receivables Trust                   2.34          4/15/2020           1,006
      2,950   CarMax Auto Owner Trust                                      2.08          3/15/2018           2,951
      1,350   CarMax Auto Owner Trust                                      2.17         10/15/2020           1,360
      2,500   Chase Issuance Trust                                         0.90(c)       4/15/2019           2,494
      2,000   CIT Equipment Collateral(a)                                  1.50         10/21/2019           2,002
      1,295   CIT Equipment Collateral(a)                                  2.15          2/20/2020           1,306
      1,000   CNH Equipment Trust                                          1.61          5/17/2021           1,007
      1,500   Credit Acceptance Auto Loan Trust(a)                         1.88          3/15/2022           1,503
      1,334   Enterprise Fleet Financing, LLC(a)                           0.87          9/20/2019           1,333
      2,000   First Investors Auto Owner Trust(a)                          2.26          3/15/2019           2,002
      1,723   GE Equipment Small Ticket, LLC(a)                            1.39          7/24/2020           1,722
      1,000   Hertz Fleet Lease Funding, LP(a)                             2.44(c)      12/10/2027             992
      2,000   Hertz Fleet Lease Funding, LP(a)                             1.55(c)       4/10/2030           2,004
      1,500   Huntington Auto Trust "B"                                    1.95          6/15/2021           1,503
      1,420   Huntington Auto Trust "C"                                    2.15          6/15/2021           1,424
      1,045   M&T Bank Auto Receivables Trust(a)                           2.16          3/15/2019           1,046
      2,000   Marine Park CLO Ltd.(a)                                      1.91(c)      10/12/2023           1,992
        922   MMAF Equipment Finance, LLC(a)                               1.35         10/10/2018             924

================================================================================

16  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE          MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
$        15   Prestige Auto Receivables Trust(a)                           0.97%         3/15/2018        $     15
      2,440   Prestige Auto Receivables Trust(a)                           1.52          4/15/2020           2,441
      1,723   Santander Drive Auto Receivables Trust                       1.45          5/15/2019           1,725
      2,526   Santander Drive Auto Receivables Trust                       2.91          4/15/2020           2,563
        353   TCF Auto Receivables Owner Trust(a)                          1.02          8/15/2018             352
      2,150   TCF Auto Receivables Owner Trust                             1.49         12/16/2019           2,153
      2,000   TCF Auto Receivables Owner Trust(a)                          2.55          4/15/2021           2,028
                                                                                                          --------
                                                                                                            54,593
                                                                                                          --------
              Total Financials                                                                              54,593
                                                                                                          --------
              Total Asset-Backed Securities (cost: $54,471)                                                 54,593
                                                                                                          --------

              COMMERCIAL MORTGAGE SECURITIES (11.2%)

              FINANCIALS (11.2%)
              ------------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (10.7%)
        223   Banc of America Commercial Mortgage, Inc.                    4.73          7/10/2043             223
      1,657   Banc of America Commercial Mortgage, Inc.                    5.68          7/10/2046           1,656
      1,442   Banc of America Commercial Mortgage, Inc.                    6.44          2/10/2051           1,518
      2,000   Banc of America Commercial Mortgage, Inc.                    6.48          2/10/2051           2,125
      1,500   Banc of America Merrill Lynch Commercial
                Mortgage Securities Trust(a)                               1.24          6/15/2028           1,489
      1,500   Banc of America Merrill Lynch Commercial
                Mortgage Securities Trust(a)                               1.54          6/15/2028           1,474
        908   Barclays Commercial Mortgage Securities, LLC(a)              1.55          2/15/2028             900
      2,000   Barclays Commercial Mortgage Securities, LLC(a)              2.04          2/15/2028           1,980
      1,000   CGBAM Commercial Mortgage Trust                              3.21          4/10/2028           1,017
      3,000   CGWF Commercial Mortgage Trust(a)                            1.39         11/15/2030           2,999
      1,700   Commercial Mortgage Trust(a)                                 2.05          2/13/2032           1,680
      1,490   Commercial Mortgage Trust                                    1.28          8/10/2046           1,494
      1,080   Greenwich Capital Commercial Funding Corp.                   6.06          7/10/2038           1,079
        817   GS Mortgage Securities Trust                                 1.21          7/10/2046             818
      1,428   GS Mortgage Securities Trust                                 1.51          9/10/2047           1,436
      1,813   Hilton USA Trust(a)                                          1.96         11/05/2030           1,812
      1,000   Hilton USA Trust(a)                                          3.37         11/05/2030           1,006
      2,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(a)                                        1.34         10/15/2029           1,985
      3,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(a)                                        1.84         10/15/2029           2,933
      1,669   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(a)                                        2.19         12/15/2030           1,657
         69   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                           5.12          7/15/2041              69
      1,300   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(a)                                        3.62         11/15/2043           1,332

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE          MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
$     1,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(a)                                        4.39%         2/15/2046        $  1,045
         62   LB-UBS Commercial Mortgage Trust                             4.57          1/15/2031              62
      2,135   Morgan Stanley-BAML Trust                                    1.55          8/15/2047           2,149
      3,375   SCG Trust(a)                                                 1.84         11/15/2026           3,372
        500   TimberStar Trust(a)                                          6.21         10/15/2036             501
      3,000   Wells Fargo Commercial Mortgage Trust(a)                     1.47          2/15/2027           2,997
      1,000   Wells Fargo Commercial Mortgage Trust(a)                     1.79          2/15/2027             992
                                                                                                          --------
                                                                                                            43,800
                                                                                                          --------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES(0.5%)
     11,296   Fannie Mae(d)                                                2.24         12/25/2019             395
     14,216   Freddie Mac(d)                                               1.62          4/25/2017              94
      5,152   Freddie Mac(d)                                               3.26          1/25/2019             281
      5,753   Freddie Mac(d)                                               1.48         11/25/2019             205
     28,023   GS Mortgage Securities Trust(a),(e)                          0.84          3/10/2044             722
     11,618   JPMBB Commercial Mortgage Securities Trust(e)                1.40          4/15/2047             484
                                                                                                          --------
                                                                                                             2,181
                                                                                                          --------
              Total Financials                                                                              45,981
                                                                                                          --------
              Total Commercial Mortgage Securities (cost: $45,744)                                          45,981
                                                                                                          --------

              MUNICIPAL BONDS (0.9%)

              ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
      1,000   South Carolina Jobs EDA                                      1.88         11/01/2016           1,004
                                                                                                          --------
              GENERAL OBLIGATION (0.3%)
      1,250   Town of Stratford                                            2.49          8/15/2017           1,274
                                                                                                          --------
              SALES TAX (0.3%)
      1,000   Arizona School Facilities Board                              2.08          9/01/2018           1,019
                                                                                                          --------
              TOLL ROADS (0.1%)
        500   Tampa-Hillsborough County Expressway Auth.                   1.79          7/01/2017             503
                                                                                                          --------
              Total Municipal Bonds (cost: $3,750)                                                           3,800
                                                                                                          --------
              Total Bonds (cost: $341,967)                                                                 343,947
                                                                                                          --------

              MONEY MARKET INSTRUMENTS (15.7%)

              COMMERCIAL PAPER (4.1%)

              CONSUMER DISCRETIONARY (1.8%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (1.2%)
      1,000   Hyundai Capital America(a),(f)                               0.70          7/01/2016           1,000
      1,500   Hyundai Capital America(a),(f)                               0.70          7/05/2016           1,500

================================================================================

18  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE          MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
$     1,500   Hyundai Capital America(a),(f)                               0.68%         7/07/2016        $  1,500
      1,000   Hyundai Capital America(a),(f)                               0.73          7/13/2016           1,000
                                                                                                          --------
                                                                                                             5,000
                                                                                                          --------
              AUTOMOTIVE RETAIL (0.6%)
      1,000   Autozone Inc.(a),(f)                                         0.68          7/15/2016           1,000
      1,500   Autozone Inc.(a),(f)                                         0.70          7/18/2016           1,499
                                                                                                          --------
                                                                                                             2,499
                                                                                                          --------
              Total Consumer Discretionary                                                                   7,499
                                                                                                          --------
              FINANCIALS (1.0%)
              -----------------
              ASSET-BACKED FINANCING (1.0%)
      4,000   Gotham Funding Corp.(a),(f)                                  0.40          7/08/2016           3,999
                                                                                                          --------
              MATERIALS (0.5%)
              ----------------
              DIVERSIFIED CHEMICALS (0.5%)
      2,000   Lyondellbasell Industries N.V.(a),(f)                        0.71          7/06/2016           2,000
                                                                                                          --------
              UTILITIES (0.8%)
              ----------------
              ELECTRIC UTILITIES (0.8%)
      1,000   Pacific Gas & Electric(a),(f)                                0.70          7/11/2016           1,000
      1,500   Pacific Gas & Electric(a),(f)                                0.68          7/12/2016           1,500
      1,000   Pacific Gas & Electric(a),(f)                                0.70          7/18/2016             999
                                                                                                          --------
                                                                                                             3,499
                                                                                                          --------
              Total Utilities                                                                                3,499
                                                                                                          --------
              Total Commercial Paper                                                                        16,997
                                                                                                          --------

              VARIABLE-RATE DEMAND NOTES (8.4%)

              CONSUMER DISCRETIONARY (0.8%)
              -----------------------------
              AUTOMOTIVE RETAIL (0.8%)
      3,360   Athens-Clarke County (LOC - SunTrust Bank)                   0.50         12/01/2024           3,360
                                                                                                          --------
              ENERGY (1.3%)
              -------------
              OIL & GAS REFINING & MARKETING (1.3%)
      1,700   Port of Port Arthur Navigation District                      0.54         11/01/2040           1,700
      3,800   Port of Port Arthur Navigation District                      0.54         11/01/2040           3,800
                                                                                                          --------
                                                                                                             5,500
                                                                                                          --------
              Total Energy                                                                                   5,500
                                                                                                          --------
              FINANCIALS (1.0%)
              -----------------
              REAL ESTATE OPERATING COMPANIES (1.0%)
      3,950   MOBR-04, LLC (LOC - Compass Bank)                            1.53          9/01/2024           3,950
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE          MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
              INDUSTRIALS (1.1%)
              ------------------
              AIRPORT SERVICES (1.1%)
$     4,350   Metropolitan Nashville Airport Auth.
                (LOC - Regions Bank)                                       2.12%         4/01/2030        $  4,350
                                                                                                          --------
              MATERIALS (2.9%)
              ----------------
              STEEL (2.9%)
      2,700   Blytheville                                                  0.70          6/01/2028           2,700
      5,000   Illinois Finance Auth. (LOC - UniCredit Bank A.G.)           2.25          2/01/2037           5,000
      4,325   Indiana Finance Auth. (LOC - Banco Bilbao
                Vizcaya Argentaria S.A.)                                   0.76          8/01/2030           4,325
                                                                                                          --------
                                                                                                            12,025
                                                                                                          --------
              Total Materials                                                                               12,025
                                                                                                          --------
              MUNICIPAL BONDS (1.3%)
              ----------------------
              APPROPRIATED DEBT (0.8%)
      3,500   Sports & Exhibition Auth. of Pittsburgh &
                Allegheny County (INS) (LIQ)                               0.72         11/01/2039           3,500
                                                                                                          --------

              MULTIFAMILY HOUSING (0.5%)
        995   Albany Housing Auth. (LOC - Citizens
                Financial Group)                                           0.63         12/01/2025             995
        965   Gwinnett County Housing Auth.
                (LOC - SunTrust Bank)                                      0.60          3/01/2041             965
                                                                                                          --------
                                                                                                             1,960
                                                                                                          --------
              Total Municipal Bonds                                                                          5,460
                                                                                                          --------
              Total Variable-Rate Demand Notes                                                              34,645
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              MONEY MARKET FUNDS (3.2%)
 13,032,913   State Street Institutional Liquid Reserves Fund Premier Class, 0.47%(g)                       13,033
                                                                                                          --------
              Total Money Market Instruments (cost: $64,675)                                                64,675
                                                                                                          --------

              TOTAL INVESTMENTS (COST: $406,642)                                                          $408,622
                                                                                                          ========

================================================================================

20  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1               LEVEL 2               LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                      $     -              $170,762                    $-          $170,762
  Eurodollar and Yankee Obligations                -                68,811                     -            68,811
  Asset-Backed Securities                          -                54,593                     -            54,593
  Commercial Mortgage Securities                   -                45,981                     -            45,981
  Municipal Bonds                                  -                 3,800                     -             3,800

Money Market Instruments:
  Commercial Paper                                 -                16,997                     -            16,997
  Variable-Rate Demand Notes                       -                34,645                     -            34,645
  Money Market Funds                          13,033                     -                     -            13,033
------------------------------------------------------------------------------------------------------------------
Total                                        $13,033              $395,589                    $-          $408,622
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of January 1, 2016, through June 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets.
    Investments in foreign securities were 18.5% of net assets at June 30, 2016.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S.
    dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the
    U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal

================================================================================

22  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent
    the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties.
    This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions.
    VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CLO       Collateralized Loan Obligation
    EDA       Economic Development Authority
    REIT      Real estate investment trust

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

    trust. The enhancements do not guarantee the market values of the securities.

    (INS)    Principal and interest payments are insured by Assured Guaranty
             Municipal Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ)    Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from
             PNC Bank, N.A.

    (LOC)    Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o   SPECIFIC NOTES

    (a)   Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset
          Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b)   Senior loan (loan) - is not registered under the Securities Act of
          1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at June 30, 2016. The weighted average life of the loan is likely to be shorter than the stated
          final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

================================================================================

24  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    (c)   Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at June
          30, 2016.

    (d)   Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S.
          government to purchase the government-sponsored enterprises'
          obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S.
          Treasury.

    (e)   Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at June 30, 2016, was $1,206,000, which represented 0.3% of the
          Fund's net assets.

    (f)   Commercial paper issued in reliance on the "private placement"
          exemption from registration afforded by Section 4(a)(2) of the
          Securities Act of 1933, as amended (Section 4(2) Commercial Paper).
          Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of
          1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (g)   Rate represents the money market fund annualized seven-day yield at
          June 30, 2016.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $406,642)                                     $408,622
   Cash                                                                                                    81
   Receivables:
       Capital shares sold                                                                                198
       Interest                                                                                         1,665
       Securities sold                                                                                  1,960
                                                                                                     --------
           Total assets                                                                               412,526
                                                                                                     --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                            389
       Dividends on capital shares                                                                         20
   Accrued management fees                                                                                 99
   Accrued transfer agent's fees                                                                           11
   Other accrued expenses and payables                                                                     46
                                                                                                     --------
           Total liabilities                                                                              565
                                                                                                     --------
               Net assets applicable to capital shares outstanding                                   $411,961
                                                                                                     ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                   $414,567
   Undistributed net investment income                                                                      3
   Accumulated net realized loss on investments                                                        (4,589)
   Net unrealized appreciation of investments                                                           1,980
                                                                                                     --------
               Net assets applicable to capital shares outstanding                                   $411,961
                                                                                                     ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $391,707/39,192 shares outstanding)                                $   9.99
                                                                                                     ========
       Institutional Shares (net assets of $20,254/2,026 shares outstanding)                         $  10.00
                                                                                                     ========

See accompanying notes to financial statements.

================================================================================

26  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                                    $ 3,966
                                                                                                      -------
EXPENSES
   Management fees                                                                                        599
   Administration and servicing fees:
       Fund Shares                                                                                        304
       Institutional Shares                                                                                10
   Transfer agent's fees:
       Fund Shares                                                                                        176
       Institutional Shares                                                                                10
   Custody and accounting fees:
       Fund Shares                                                                                         61
       Institutional Shares                                                                                 3
   Postage:
       Fund Shares                                                                                          8
   Shareholder reporting fees:
       Fund Shares                                                                                          9
   Trustees' fees                                                                                          15
   Registration fees:
       Fund Shares                                                                                         20
       Institutional Shares                                                                                 5
   Professional fees                                                                                       36
   Other                                                                                                   10
                                                                                                      -------
           Total expenses                                                                               1,266
                                                                                                      -------
NET INVESTMENT INCOME                                                                                   2,700
                                                                                                      -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss                                                                                      (4,653)
Change in net unrealized appreciation/(depreciation)                                                    6,884
                                                                                                      -------
           Net realized and unrealized gain                                                             2,231
                                                                                                      -------
Increase in net assets resulting from operations                                                      $ 4,931
                                                                                                      =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended June 30, 2016 (unaudited), and year ended December 31,
2015

-------------------------------------------------------------------------------------------------------------
                                                                         6/30/2016                 12/31/2015
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $  2,700                   $  6,473
   Net realized gain (loss) on investments                                  (4,653)                       190
   Change in net unrealized appreciation/(depreciation)
       of investments                                                        6,884                     (6,344)
                                                                          -----------------------------------
       Increase in net assets resulting from operations                      4,931                        319
                                                                          -----------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                          (2,573)                    (5,775)
       Institutional Shares                                                   (124)                      (698)
                                                                          -----------------------------------
           Total distributions of net investment income                     (2,697)                    (6,473)
                                                                          -----------------------------------
   Net realized gains:
       Fund Shares                                                               -                       (150)
       Institutional Shares                                                      -                         (8)
                                                                          -----------------------------------
           Total distributions of net realized gains                             -                       (158)
                                                                          -----------------------------------
       Distributions to shareholders                                        (2,697)                    (6,631)
                                                                          -----------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                             (37,416)                   (38,097)
   Institutional Shares                                                     (2,305)                   (46,373)
                                                                          -----------------------------------
       Total net decrease in net assets from
           capital share transactions                                      (39,721)                   (84,470)
                                                                          -----------------------------------
   Net decrease in net assets                                              (37,487)                   (90,782)

NET ASSETS
   Beginning of period                                                     449,448                    540,230
                                                                          -----------------------------------
   End of period                                                          $411,961                   $449,448
                                                                          ===================================
Undistributed net investment income:
   End of period                                                          $      3                   $      -
                                                                          ===================================

See accompanying notes to financial statements.

================================================================================

28  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Ultra Short-Term Bond Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high current income consistent with preservation of principal.

The Fund consists of two classes of shares: Ultra Short-Term Bond Fund Shares
(Fund Shares) and Ultra Short-Term Bond Fund Institutional Shares (Institutional
Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may

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                                             NOTES TO FINANCIAL STATEMENTS |  29

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approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management
    Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the
    New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board.
        The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities

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30  | USAA ULTRA SHORT-TERM BOND FUND

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        of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
        Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2.  Investments in open-end investment companies, commingled, or other funds, other than exchange-traded funds (ETFs), are valued at their net asset value (NAV) at the end of each business day and are categorized in
        Level 1 of the fair value hierarchy.

    3.  Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    4.  In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly

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                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted)
    in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the
    Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis.
    Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery
    and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery.

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32  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

F.  EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended June 30, 2016, there were no custodian and other bank credits.

G.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The
    Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the six-month period ended June 30, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.6% of the total fees paid to CAPCO by the USAA
Funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of December 31,
2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended June 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

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34  | USAA ULTRA SHORT-TERM BOND FUND

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(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended June 30, 2016, were
$52,039,000 and $112,425,000, respectively.

As of June 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of June 30,
2016, were $2,459,000 and $479,000, respectively, resulting in net unrealized appreciation of $1,980,000.

(5) CAPITAL SHARE TRANSACTIONS

At June 30, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                 SIX-MONTH PERIOD ENDED                     YEAR ENDED
                                                      JUNE 30, 2016                      DECEMBER 31, 2015
    -----------------------------------------------------------------------------------------------------------
                                                SHARES             AMOUNT             SHARES            AMOUNT
                                               ----------------------------------------------------------------
    FUND SHARES:
    Shares sold                                 4,620            $ 45,903             15,241          $ 153,272
    Shares issued from reinvested
      dividends                                   252               2,501                575              5,776
    Shares redeemed                            (8,636)            (85,820)           (19,616)          (197,145)
                                               ----------------------------------------------------------------
    Net decrease from capital
      share transactions                       (3,764)           $(37,416)            (3,800)         $ (38,097)
                                               ================================================================

    INSTITUTIONAL SHARES:
    Shares sold                                   394            $  3,914              1,503          $  15,132
    Shares issued from reinvested
      dividends                                    13                 124                 70                706
    Shares redeemed                              (639)             (6,343)            (6,194)           (62,211)
                                               ----------------------------------------------------------------
    Net decrease from capital
      share transactions                         (232)           $ (2,305)            (4,621)         $ (46,373)
                                               ================================================================

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                                             NOTES TO FINANCIAL STATEMENTS |  35

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(6) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES - The Manager provides investment management services to the
    Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets.
    For the six-month period ended June 30, 2016, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Ultra Short Obligations Funds Index. The Lipper
    Ultra Short Obligations Funds Index tracks the total return performance of the 30 largest funds in the Lipper Ultra Short Obligation Funds category.
    For the Fund Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional
    Shares includes the performance of the Fund Shares for periods prior to July
    12, 2013. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 20 to 50                                +/- 4
    +/- 51 to 100                               +/- 5
    +/- 101 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling
       36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance

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36  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Ultra Short Obligations Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the six-month period ended June 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $599,000, which included a performance adjustment for the Fund Shares and Institutional Shares of
    $78,000 and $10,000, respectively. For the Fund Shares and Institutional
    Shares, the performance adjustments were 0.04% and 0.10%, respectively.

B.  ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the
    Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the six-month period ended June 30,
    2016, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $304,000 and $10,000, respectively.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended June 30, 2016, the Fund reimbursed the Manager
    $6,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder
    Account Services (SAS), an affiliate of the Manager, provides

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    transfer agent services to the Fund Shares based on an annual charge of
    $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares'
    average net assets, plus out-of-pocket expenses. For the six-month period ended June 30, 2016, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $176,000 and $10,000, respectively.

D.  UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of June 30, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                   OWNERSHIP %
----------------------------------------------------------------------------------
Target Retirement Income                                                  0.2
Target Retirement 2020                                                    0.5
Target Retirement 2030                                                    1.1
Target Retirement 2040                                                    1.4
Target Retirement 2050                                                    0.7
Target Retirement 2060                                                    0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

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38  | USAA ULTRA SHORT-TERM BOND FUND

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(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                              JUNE 30,                                      YEAR ENDED DECEMBER 31,
                            -----------------------------------------------------------------------------------------
                                2016             2015             2014           2013             2012           2011
                            -----------------------------------------------------------------------------------------
Net asset value at
  beginning of period       $   9.94         $  10.07         $  10.10       $  10.12         $   9.98       $   9.97
                            -----------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .06              .13              .13            .14              .16            .14
  Net realized and
    unrealized gain (loss)       .05             (.13)            (.02)          (.01)             .15            .01
                            -----------------------------------------------------------------------------------------
Total from investment
  operations                     .11             (.00)(a)          .11            .13              .31            .15
                            -----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.06)            (.13)            (.13)          (.14)            (.16)          (.14)
  Realized capital gains           -             (.00)(a)         (.01)          (.01)            (.01)          (.00)(a)
                            -----------------------------------------------------------------------------------------
Total distributions             (.06)            (.13)            (.14)          (.15)            (.17)          (.14)
                            -----------------------------------------------------------------------------------------
Net asset value at
  end of period             $   9.99         $   9.94         $  10.07       $  10.10         $  10.12       $   9.98
                            =========================================================================================
Total return (%)*               1.14              .01             1.05           1.22             3.13           1.60
Net assets at
  end of period (000)       $391,707         $426,994         $470,933       $492,875         $417,623       $245,819
Ratios to average
  net assets:**
  Expenses (%)(c)                .59(d)           .59              .58            .58              .58(b)         .60
  Expenses, excluding
    reimbursements (%)(c)        .59(d)           .59              .58            .58              .59            .67
  Net investment
    income (%)                  1.27(d)          1.28             1.27           1.34             1.62           1.46
Portfolio turnover (%)            14               20               31             39               28             26

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $407,237,000.
(a) Represents less than $0.01 per share.
(b) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.60% of the Fund Shares' average net assets.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   -                -                -           (.00%)(+)        (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

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                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                  SIX-MONTH
                                                 PERIOD ENDED                                           PERIOD ENDED
                                                   JUNE 30,            YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                                 --------------------------------------------------------------------
                                                     2016               2015              2014             2013***
                                                 --------------------------------------------------------------------
Net asset value at beginning of period             $  9.94            $ 10.07           $ 10.10            $ 10.08
                                                   ---------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                .06                .13               .13                .06
  Net realized and unrealized gain (loss)              .06               (.13)             (.02)               .03
                                                   ---------------------------------------------------------------
Total from investment operations                       .12                .00(a)            .11                .09
                                                   ---------------------------------------------------------------
Less distributions from:
  Net investment income                               (.06)              (.13)             (.13)              (.06)
  Realized capital gains                                 -               (.00)(a)          (.01)              (.01)
                                                   ---------------------------------------------------------------
Total distributions                                   (.06)              (.13)             (.14)              (.07)
                                                   ---------------------------------------------------------------
Net asset value at end of period                   $ 10.00            $  9.94           $ 10.07            $ 10.10
                                                   ===============================================================
Total return (%)*                                     1.21                .04              1.10                .81
Net assets at end of period (000)                  $20,254            $22,454           $69,297            $53,457
Ratios to average net assets:**
  Expenses (%)(c)                                      .65(b)             .57               .53                .56(b)
  Net investment income (%)                           1.21(b)            1.32              1.33               1.19(b)
Portfolio turnover (%)                                  14                 20                31                 39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $20,765,000.
*** Institutional Shares commenced operations on July 12, 2013.
(a) Represents less than $0.01 per share.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                                         -                  -                 -               (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

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40  | USAA ULTRA SHORT-TERM BOND FUND

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EXPENSE EXAMPLE

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2016, through
June 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of
5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                          BEGINNING                ENDING                DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE           JANUARY 1, 2016-
                                        JANUARY 1, 2016         JUNE 30, 2016             JUNE 30, 2016
                                        -----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $1,011.40                  $2.95

Hypothetical
  (5% return before expenses)               1,000.00               1,021.93                   2.97

INSTITUTIONAL SHARES
Actual                                      1,000.00               1,012.10                   3.25

Hypothetical
  (5% return before expenses)               1,000.00               1,021.63                   3.27

*Expenses are equal to the annualized expense ratio of 0.59% for Fund Shares and
 0.65% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period).
 The Fund's actual ending account values are based on its actual total returns of 1.14% for Fund Shares and 1.21% for Institutional Shares for the six-month period of January 1, 2016, through June 30, 2016.

================================================================================

42  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuance of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuance of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the
Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory
Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of
Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the
Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional

================================================================================

44  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," was also considered.
The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the
Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting.
The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the
"expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted
that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account management's discussion of the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. In considering the Fund's performance, the Board noted
that it reviews at its regularly scheduled meetings information about the
Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the
Advisory Agreement, including, among other information, a comparison of the
Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-year period ended
December 31, 2015 and was above the average of its performance universe and its
Lipper index for the three- and five-year periods ended December 31, 2015. The
Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December
31, 2015, in the top 15% of its performance universe for the three-year period ended December 31, 2015, and was in the top 5% of its performance universe for the five-year period ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin for the Manager's business as a whole. The Board also considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and

================================================================================

46  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

administrative services to the Fund for which they receive compensation. The
Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The
Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's current Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to the services to be provided by the Manager; and (v)
the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the
Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210)
531-8722; (ii) at USAA.COM; and (iii) in summary within the Statement of
Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i)
at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   94422-0816                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                                              [GRAPHIC OF USAA REAL RETURN FUND]

 ============================================================

         SEMIANNUAL REPORT
         USAA REAL RETURN FUND
         FUND SHARES o INSTITUTIONAL SHARES
         JUNE 30, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE BELIEVE HOWEVER, THAT IT'S IMPORTANT FOR
INVESTORS TO STAY FOCUSED ON THEIR LONG-TERM        [PHOTO OF BROOKS ENGLEHARDT]
OBJECTIVES, USING AN INVESTMENT PLAN THAT IS
BASED ON THEIR TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

AUGUST 2016

The reporting period ended June 30, 2016, started and ended in a dramatic fashion. During the first six weeks of 2016, worries about global economic growth drove an increase in volatility and a steep sell-off in global stocks.
Although the decline was followed by a strong rally, market uncertainty continued throughout the reporting period. Volatility spiked in the final days of June 2016, as new concerns about the global economy and the United Kingdom's unexpected vote to exit the European Union ("Brexit") rattled the financial markets. When all was said and done, the broad U.S. stock market finished in positive territory--near its high for the reporting period. In general,
non-U.S. stock indexes were down slightly.

The strong performance of U.S. stocks was due in part to the growth of the U.S.
economy, which continued to outperform the world's other large economies. That said, the U.S. economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to escape a recession and return to a normal rate of economic growth. Slower spending by households that are seeking to reduce their debt has impeded the recovery. Also, while the American consumer was expected to benefit from the huge drop in the price of oil, savings at the pump were offset by higher costs in other parts of the economy, including housing and health care. As a result, consumer spending has been lower than expected.

In response to the unexpected soft market and what the Federal Reserve (the Fed)
chair Janet Yellen termed "sizable" economic uncertainties, the Fed backed off its earlier guidance and did not raise interest rates during the reporting period. Fed policymakers have indicated their desire to increase interest rates to what they consider "normal levels," if only to have more policy tools at their disposal in case of a recession. In our view, the Fed will likely remain on a "lower for longer" track to avoid derailing U.S. economic growth.
Furthermore, the market volatility that was unleashed by the "Brexit" vote may lead the Fed to scale back further its plans for interest rate increases this year and in 2017.

Meanwhile, corporate earnings during the reporting period were disappointing.
In the first quarter of 2016, for example, the companies in the S&P 500(R) Index experienced a fourth consecutive quarter of year-over-year earnings declines. To

================================================================================

================================================================================

compensate for this, many companies have cut operating costs, reduced capital spending, and bought back shares. However, we think they may have extracted most of what they can using these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Because of heightened volatility during the reporting period, investors generally favored safe-haven assets, such as gold and U.S. Treasuries. In mid-June 2016, for example, strong demand drove 10-year U.S. Treasury yields--which move in the opposite direction of prices--to their lowest level since 2012. On July 5th, just two trading days after the end of the reporting period, 10-year Treasury yields sank to a record low of 1.37% amid ongoing uncertainty about the impact of "Brexit". Government bond yields around the world also fell, reflecting persistent worries about weak global growth and limits to what central banks can do to support their economies through monetary stimulus.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation relative to the risks assumed. We believe however, that it's important for investors to stay focused on their long-term objectives, using an investment plan that is based on their time horizon and risk tolerance. Market conditions are always in fluctuation and time horizon matters--even price movements like those seen during the reporting period have historically smoothed out in the long term. A plan can also keep you from making hasty portfolio decisions based on market turmoil, while giving you flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

On behalf of all of us at USAA Investments, thank you for the opportunity to help you achieve your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. o Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities market. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                   1

MANAGERS' COMMENTARY ON THE FUND                                                 2

INVESTMENT OVERVIEW                                                              6

FINANCIAL INFORMATION

    Portfolio of Investments                                                    13

    Notes to Portfolio of Investments                                           18

    Financial Statements                                                        21

    Notes to Financial Statements                                               24

EXPENSE EXAMPLE                                                                 41

ADVISORY AGREEMENT(S)                                                           43

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

208366-0816

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA REAL RETURN FUND (THE FUND) SEEKS A TOTAL RETURN THAT EXCEEDS THE RATE
OF INFLATION OVER AN ECONOMIC CYCLE.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest its assets principally in a portfolio of investments that the Adviser believes will have a total return that exceeds the rate of inflation over an economic cycle. In pursuing its investment objective, the Fund will allocate its assets under normal market conditions among the following asset classes: (1) inflation-linked securities, including U.S. Treasury inflation-protected securities (TIPS), non-U.S. dollar inflation-linked securities, and inflation-linked corporate and municipal securities; (2) fixed-income securities, including bank loans, floating-rate notes, short-duration bonds, investment-grade securities, high-yield bonds (also known as "junk" bonds), and non-U.S. dollar instruments, including foreign currencies; (3) equity securities, including real estate investment trusts
(REITs) and exchange-traded funds (ETFs), including those that the Adviser believes have a high correlation to measures of inflation; and (4) commodity-
linked instruments, such as commodity ETFs, commodity-linked notes, and other investment companies that concentrate their investments in commodity-linked instruments and to a limited extent, certain types of derivative instruments. In allocating the Fund's assets, the Adviser may invest all or a substantial portion of the Fund's assets in one or a limited number of these asset classes.
Accordingly, the allocation of the Fund's assets among these classes may vary substantially from time to time.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                      WASIF A. LATIF
    R. MATTHEW FREUND, CFA                   BRIAN W. SMITH, CFA, CPA

--------------------------------------------------------------------------------

o  HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

   The reporting period ended June 30, 2016 was characterized by a modest revival of inflation expectations and strong performance across all segments of the financial markets, which created a favorable backdrop for the Fund.

   The inflation outlook was supported by two key factors. First, the U.S.
   consumer price index (CPI)--which came in well below the historical average in 2015--moved higher in the first five months of 2016. Second, the increasingly accommodative nature of global central bank policies helped support future inflation expectations. Japan cut short-term interest rates into negative territory, while the European Central Bank further reduced interest rates that were below zero already. In the United States, commentary from Federal Reserve officials made it apparent that the central bank would maintain its "lower for longer" interest rate policy for an extended period.
   Together, these factors indicated that the market's previous concerns about the potential for deflation may have been exaggerated - a tailwind for the types of investments held in the Fund.

   Favorable central bank action also led to improving market performance, with both stocks and bonds gaining ground in the first half of 2016. In addition, commodities, emerging-market stocks and other segments in which the Fund is invested staged impressive recoveries after their poor showing in 2015.

================================================================================

2  | USAA REAL RETURN FUND

================================================================================

o  HOW DID THE USAA REAL RETURN FUND (THE FUND) PERFORM DURING THE REPORTING
   PERIOD?

   The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended June 30, 2016, the Fund Shares and Institutional
   Shares had total returns of 7.91% and 7.90%, respectively. This compares to a total return of 6.55% for the Barclays U.S. Government Inflation-Linked
   Bond Index and 8.71% for the Real Return Composite Index.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser.
   The investment adviser provides day-to-day discretionary management for the
   Fund's assets.

o  PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE DURING THE
   REPORTING PERIOD.

   All segments of the portfolio generated positive returns, with the Fund's allocation to commodities making the largest contribution. Commodities came under significant pressure in 2015, but the Fund maintained the position on the belief that this asset class can help offset the potential long-term impact of inflation. This approach paid off, as commodity prices indeed rebounded during the reporting period. The Fund's allocation to gold stocks, which staged an impressive rally, was the top performing segment within both the commodity portfolio and the Fund as a whole. The price of gold surged in
   January and February 2016 behind the pullback in the U.S. dollar, and after a three-month pause, rose again in June 2016 as investors sought shelter from the fallout of the United Kingdom's vote to leave the European Union. After lagging considerably in the prior two calendar years, gold stocks rebounded strongly in conjunction with the recovery in commodities.

   Refer to page 8 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   The Fund's allocation to real estate investment trusts (REITs) also made a significant contribution to its return. REITs performed well behind the continued strength in the property market and investors' renewed thirst for yield. REITs were a prime beneficiary of the latter trend, and they finished the reporting period with healthy, mid-single digit returns.

   The Fund's U.S. equity allocation made an additional positive contribution.
   We emphasize companies with high growing dividends, which is consistent with our goal of generating positive real returns over time. Dividend stocks were driven by the same demand for yield that aided the REIT sector, so this segment of the Fund generated a solid gain.

   The Fund's allocation to emerging-market stocks, which it achieves through investments in exchange-traded funds (ETFs), also delivered a healthy return.
   The emerging markets sectors lagged in 2015 on concerns about slowing growth, but stabilizing economic data from China and improving sentiment in Brazil fueled outperformance during the reporting period. We believe this illustrates the potential benefits of using a long-term strategy rather than overreacting to temporary fears in the market.

   The Fund's fixed-income allocation finished with a gain, and it provided a measure of stability during times in which stocks experienced volatility.
   The Fund's investment in an ETF linked to local currency emerging-market bonds performed well, as improving sentiment prompted investors to take advantage of the high yields and depressed valuations the sector offered at the beginning of 2016. The Fund's investments in Treasury Inflation-
   Protected Securities (TIPS), also gained ground at a time of falling yields due to their above-average interest rate sensitivity. Similarly, the Fund's actively-managed domestic bond portfolio benefited from its substantial weighting in long-term U.S. Treasuries. This portion of the Fund also provided a meaningful contribution, as longer-dated government debt was one of the best performing segments of the fixed-income market during the reporting period. The bond portfolio also has an allocation to investment-grade corporate and high-yield bonds, which enabled the Fund to capture the positive returns in these areas.

================================================================================

4  | USAA REAL RETURN FUND

================================================================================

o  WHAT WERE YOUR STRATEGIES FOR THE FUND DURING THE REPORTING PERIOD?

   We are encouraged by both the Fund's performance and the signs that inflation may be starting to increase slowly. Inflation in Japan has been above zero in each of the past four months, while the increase in the U.S. CPI represents a meaningful shift from the near-zero levels which characterized 2015.
   Inflation struggled to stay in positive territory in Europe, which bears watching, but the European Central Bank continues to pursue extremely aggressive policies designed to offset this trend. These developments, taken together, indicate that inflation-sensitive investments could play an increasingly important role for investors in the months and years ahead. We believe the Fund, through its diversified approach, is well-positioned to capitalize on this shift.

   Thank you for allowing us to help you manage your investments.

   The Real Return Fund may be subject to stock market risk and is non-diversified, which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, shares of the Fund may be worth more or less than the original cost. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
   o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased volatility. It may be more volatile than other asset classes that diversify across many industries and companies.
   o Investing in REITs has some of the same risks associated with the direct ownership of real estate. o ETFs are subject to risks similar to those of stocks.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA REAL RETURN FUND SHARES (FUND SHARES)
(Ticker Symbol: USRRX)

--------------------------------------------------------------------------------
                                           6/30/16                 12/31/15
--------------------------------------------------------------------------------
Net Assets                              $26.4 Million            $69.4 Million
Net Asset Value Per Share                  $9.85                     $9.14

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
   12/31/15-6/30/16*      1 YEAR      5 YEARS       SINCE INCEPTION 10/18/10
        7.91%              1.06%       1.67%                 2.28%

--------------------------------------------------------------------------------
                        EXPENSE RATIOS AS OF 12/31/15 **
--------------------------------------------------------------------------------
     BEFORE REIMBURSEMENT     1.19%           AFTER REIMBURSEMENT      1.17%

               (Includes acquired fund fees and expenses of 0.17%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company
(the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's
Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the Fund
Shares is lower than 1.00%, the Fund Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the
Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA REAL RETURN FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                           REAL RETURN       BARCLAYS U.S. GOVERNMENT      USAA REAL
                            COMPOSITE            INFLATION-LINKED         RETURN FUND
                              INDEX                 BOND INDEX              SHARES
10/31/2010                 $10,000.00              $10,000.00              $10,000.00
11/30/2010                   9,859.05                9,826.89                9,960.00
12/31/2010                  10,142.34                9,673.15               10,088.37
 1/31/2011                  10,188.18                9,687.15               10,088.37
 2/28/2011                  10,340.03                9,772.07               10,239.25
 3/31/2011                  10,485.37                9,872.03               10,320.65
 4/30/2011                  10,825.50               10,125.78               10,563.72
 5/31/2011                  10,742.58               10,153.88               10,563.72
 6/30/2011                  10,644.40               10,238.43               10,469.70
 7/31/2011                  10,877.69               10,652.60               10,561.72
 8/31/2011                  10,736.60               10,748.06               10,367.46
 9/30/2011                  10,143.43               10,730.33                9,920.52
10/31/2011                  10,748.84               10,930.92               10,394.39
11/30/2011                  10,663.68               11,018.86               10,322.28
12/31/2011                  10,676.32               11,025.66               10,298.24
 1/31/2012                  11,064.75               11,284.56               10,654.07
 2/29/2012                  11,193.45               11,242.17               10,821.52
 3/31/2012                  11,110.69               11,114.59               10,801.34
 4/30/2012                  11,246.50               11,349.91               10,832.96
 5/31/2012                  10,946.65               11,559.45               10,580.05
 6/30/2012                  11,180.03               11,491.59               10,750.37
 7/31/2012                  11,478.00               11,723.83               10,899.09
 8/31/2012                  11,485.41               11,681.58               11,047.81
 9/30/2012                  11,631.45               11,742.40               11,279.95
10/31/2012                  11,585.19               11,854.51               11,333.46
11/30/2012                  11,612.81               11,912.35               11,312.05
12/31/2012                  11,630.22               11,826.52               11,444.92
 1/31/2013                  11,789.16               11,736.66               11,521.07
 2/28/2013                  11,751.94               11,738.84               11,466.68
 3/31/2013                  11,868.56               11,768.72               11,565.79
 4/30/2013                  12,013.20               11,881.22               11,653.32
 5/31/2013                  11,598.17               11,325.88               11,412.60
 6/30/2013                  11,191.33               10,899.14               11,053.03
 7/31/2013                  11,347.45               10,973.23               11,317.25
 8/31/2013                  11,165.99               10,809.84               11,163.12
 9/30/2013                  11,357.40               10,968.86               11,329.02
10/31/2013                  11,552.32               11,032.45               11,539.22
11/30/2013                  11,430.84               10,897.41               11,406.46
12/31/2013                  11,385.95               10,731.46               11,394.39
 1/31/2014                  11,425.36               10,964.59               11,294.04
 2/28/2014                  11,721.25               11,017.63               11,628.52
 3/31/2014                  11,787.72               10,968.53               11,690.41
 4/30/2014                  11,989.24               11,128.79               11,836.12
 5/31/2014                  12,166.21               11,379.12               11,959.42
 6/30/2014                  12,277.22               11,413.39               12,210.20
 7/31/2014                  12,179.82               11,425.39               12,097.46
 8/31/2014                  12,320.49               11,488.23               12,232.75
 9/30/2014                  11,851.27               11,179.32               11,734.58
10/31/2014                  12,071.96               11,288.29               11,745.89
11/30/2014                  12,061.80               11,322.44               11,678.00
12/31/2014                  11,831.66               11,207.08               11,425.08
 1/31/2015                  11,989.40               11,577.72               11,493.70
 2/28/2015                  12,041.07               11,427.00               11,585.19
 3/31/2015                  11,885.55               11,371.44               11,367.90
 4/30/2015                  12,084.73               11,450.42               11,585.19
 5/31/2015                  11,936.27               11,345.28               11,470.83
 6/30/2015                  11,773.28               11,221.37               11,254.65
 7/31/2015                  11,619.98               11,255.91               11,059.61
 8/31/2015                  11,279.77               11,160.57               10,703.96
 9/30/2015                  11,158.87               11,084.49               10,554.82
10/31/2015                  11,444.32               11,119.04               10,876.05
11/30/2015                  11,266.58               11,109.39               10,703.96
12/31/2015                  11,146.19               11,014.75               10,539.80
 1/31/2016                  11,048.03               11,184.14               10,378.00
 2/29/2016                  11,092.99               11,315.98               10,413.00
 3/31/2016                  11,632.27               11,528.76               10,935.00
 4/30/2016                  11,797.45               11,573.26               11,108.00
 5/31/2016                  11,757.34               11,485.92               11,050.00
 6/30/2016                  12,115.94               11,736.75               11,374.00

                                   [END CHART]

                         Data from 10/31/10 to 6/30/16.*

                         See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Barclays U.S. Government Inflation-Linked Bond Index and
Real Return Composite Index is calculated from the end of the month of October
31, 2010, while the inception date of the Fund Shares is October 18, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Real Return Fund Shares to the following benchmark:

o  The Real Return Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the Morningstar
   Dividend Composite (15%), MSCI U.S. REIT Gross (10%), Barclays U.S.
   Inflation-Linked Bond (50%), Bloomberg Commodity TR (15%), and the MSCI
   Emerging Markets (10%).

o  The unmanaged Barclays U.S. Government Inflation-Linked Bond Index measures the performance of the U.S. Treasury Inflation-Protected Securities (TIPS)
   market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

================================================================================

8  | USAA REAL RETURN FUND

================================================================================

USAA REAL RETURN FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIRRX)

--------------------------------------------------------------------------------
                                     6/30/16                     12/31/15
--------------------------------------------------------------------------------
Net Assets                        $81.5 Million               $275.3 Million
Net Asset Value Per Share             $9.86                       $9.15

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
   12/31/15-6/30/16*      1 YEAR      5 YEARS      SINCE INCEPTION 10/18/10
        7.90%              1.15%       1.88%                 2.49%

--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 12/31/15**
--------------------------------------------------------------------------------
                                      0.99%

               (Includes acquired fund fees and expenses of 0.17%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and is calculated as a percentage of average net assets. USAA Asset Management Company
(the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the
Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the
Institutional Shares is lower than 0.90%, the Institutional Shares will operate at the lower expense ratio. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies.
Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy
(USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        REAL RETURN      BARCLAYS U.S. GOVERNMENT       USAA REAL
                         COMPOSITE           INFLATION-LINKED          RETURN FUND
                           INDEX                BOND INDEX         INSTITUTIONAL SHARES
10/31/2010              $10,000.00              $10,000.00              $10,000.00
11/30/2010                9,859.05                9,826.89                9,970.00
12/31/2010               10,142.34                9,673.15               10,091.00
 1/31/2011               10,188.18                9,687.15               10,091.00
 2/28/2011               10,340.03                9,772.07               10,241.91
 3/31/2011               10,485.37                9,872.03               10,327.65
 4/30/2011               10,825.50               10,125.78               10,581.02
 5/31/2011               10,742.58               10,153.88               10,581.02
 6/30/2011               10,644.40               10,238.43               10,481.44
 7/31/2011               10,877.69               10,652.60               10,583.80
 8/31/2011               10,736.60               10,748.06               10,389.32
 9/30/2011               10,143.43               10,730.33                9,946.91
10/31/2011               10,748.84               10,930.92               10,421.56
11/30/2011               10,663.68               11,018.86               10,349.33
12/31/2011               10,676.32               11,025.66               10,330.72
 1/31/2012               11,064.75               11,284.56               10,687.31
 2/29/2012               11,193.45               11,242.17               10,855.12
 3/31/2012               11,110.69               11,114.59               10,839.63
 4/30/2012               11,246.50               11,349.91               10,871.32
 5/31/2012               10,946.65               11,559.45               10,617.76
 6/30/2012               11,180.03               11,491.59               10,793.65
 7/31/2012               11,478.00               11,723.83               10,942.82
 8/31/2012               11,485.41               11,681.58               11,091.99
 9/30/2012               11,631.45               11,742.40               11,319.44
10/31/2012               11,585.19               11,854.51               11,383.88
11/30/2012               11,612.81               11,912.35               11,373.14
12/31/2012               11,630.22               11,826.52               11,506.28
 1/31/2013               11,789.16               11,736.66               11,582.77
 2/28/2013               11,751.94               11,738.84               11,528.14
 3/31/2013               11,868.56               11,768.72               11,632.76
 4/30/2013               12,013.20               11,881.22               11,720.72
 5/31/2013               11,598.17               11,325.88               11,478.82
 6/30/2013               11,191.33               10,899.14               11,123.54
 7/31/2013               11,347.45               10,973.23               11,389.18
 8/31/2013               11,165.99               10,809.84               11,245.29
 9/30/2013               11,357.40               10,968.86               11,407.26
10/31/2013               11,552.32               11,032.45               11,607.58
11/30/2013               11,430.84               10,897.41               11,485.16
12/31/2013               11,385.95               10,731.46               11,478.47
 1/31/2014               11,425.36               10,964.59               11,377.49
 2/28/2014               11,721.25               11,017.63               11,714.10
 3/31/2014               11,787.72               10,968.53               11,780.72
 4/30/2014               11,989.24               11,128.79               11,927.42
 5/31/2014               12,166.21               11,379.12               12,051.55
 6/30/2014               12,277.22               11,413.39               12,310.92
 7/31/2014               12,179.82               11,425.39               12,197.35
 8/31/2014               12,320.49               11,488.23               12,333.63
 9/30/2014               11,851.27               11,179.32               11,826.12
10/31/2014               12,071.96               11,288.29               11,848.93
11/30/2014               12,061.80               11,322.44               11,780.51
12/31/2014               11,831.66               11,207.08               11,531.41
 1/31/2015               11,989.40               11,577.72               11,589.07
 2/28/2015               12,041.07               11,427.00               11,692.85
 3/31/2015               11,885.55               11,371.44               11,473.76
 4/30/2015               12,084.73               11,450.42               11,704.38
 5/31/2015               11,936.27               11,345.28               11,577.54
 6/30/2015               11,773.28               11,221.37               11,371.00
 7/31/2015               11,619.98               11,255.91               11,174.15
 8/31/2015               11,279.77               11,160.57               10,815.19
 9/30/2015               11,158.87               11,084.49               10,676.24
10/31/2015               11,444.32               11,119.04               10,988.88
11/30/2015               11,266.58               11,109.39               10,826.77
12/31/2015               11,146.19               11,014.75               10,659.76
 1/31/2016               11,048.03               11,184.14               10,497.00
 2/29/2016               11,092.99               11,315.98               10,532.00
 3/31/2016               11,632.27               11,528.76               11,047.00
 4/30/2016               11,797.45               11,573.26               11,222.00
 5/31/2016               11,757.34               11,485.92               11,176.00
 6/30/2016               12,115.94               11,736.75               11,502.00

                                   [END CHART]

                         Data from 10/31/10 to 6/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Real Return Fund Institutional Shares to the benchmark listed above (see page 8 for the benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Barclays U.S. Government Inflation-Linked Bond Index and
Real Return Composite Index is calculated from the end of the month, October 31,
2010, while the inception date of the Institutional Shares is October 18, 2010.
There may be a slight variation of performance numbers because of this difference.

================================================================================

10  | USAA REAL RETURN FUND

================================================================================

                       o TOP 10 EQUITY HOLDINGS - 6/30/16 o
                                (% of Net Assets)

iShares Core Dividend Growth ETF* ............................................  10.1%
Vanguard REIT ETF* ...........................................................   9.8%
Powershares DB Optimum Yield ETF* ............................................   6.2%
United States Commodity Index Fund ...........................................   5.5%
Proshares S&P 500 Aristocrats ETF ............................................   5.4%
iShares TIPS Bond ETF* .......................................................   5.3%
iShares Core MSCI Emerging Markets ETF* ......................................   5.1%
First Trust Global Tactical Commodity
    Strategy Fund ............................................................   1.4%
PowerShares FTSE RAFI Emerging Markets
    Portfolio ETF* ...........................................................   1.1%
WisdomTree India Earnings Fund* ..............................................   1.0%

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the
Investment Company Act of 1940, as amended, that would otherwise be applicable.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                        o TOP 10 BOND HOLDINGS - 6/30/16 o
                                (% of Net Assets)

U.S. Treasury Inflation-Indexed Note 0.63%, 7/15/2021 .........................   3.5%
U.S. Treasury Inflation-Indexed Note 0.13%, 1/15/2023 .........................   3.4%
U.S. Treasury Inflation-Indexed Note 1.25%, 7/15/2020 .........................   2.4%
U.S. Treasury Inflation-Indexed Note 2.50%, 1/15/2029 .........................   2.2%
U.S. Treasury Inflation-Indexed Note 1.13%, 1/15/2021 .........................   2.1%
U.S. Treasury Inflation-Indexed Note 0.13%, 1/15/2022 .........................   2.0%
Enterprise Products Operating, LLC 7.03%, 1/15/2068 ...........................  2.09%
U.S. Treasury Inflation-Indexed Note 0.13%, 7/15/2022 .........................   1.6%
U.S. Treasury Inflation-Indexed Note 2.13%, 2/15/2040 .........................   1.5%
U.S. Treasury Inflation-Indexed Note 2.13%, 2/15/2041 .........................   1.5%

                          o TOP 10 INDUSTRIES - 6/30/16 o
                                (% of Net Assets)

Oil & Gas Storage & Transportation ............................................  3.1%
Property & Casualty Insurance .................................................  1.9%
Asset-Backed Financing ........................................................  1.0%
Metal & Glass Containers ......................................................  0.9%
Specialty Stores ..............................................................  0.8%
Commercial Mortgage-Backed Securities .........................................  0.7%
Trading Companies & Distributors ..............................................  0.7%
Oil & Gas Exploration & Production ............................................  0.7%
Thrifts & Mortgage Finance ....................................................  0.6%
Health Care Facilities ........................................................  0.5%

You will find a complete list of securities that the Fund owns on pages 13-17.

================================================================================

12  | USAA REAL RETURN FUND

================================================================================

PORTFOLIO OF INVESTMENTS

June 30, 2016 (unaudited)

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES    SECURITY                                                                                        (000)
------------------------------------------------------------------------------------------------------------------
             U.S. EQUITY SECURITIES (21.0%)

             EXCHANGE-TRADED FUNDS (15.7%)
     3,600   Energy Select Sector SPDR ETF                                                                $    246
   399,600   iShares Core Dividend Growth ETF                                                               10,897
   107,600   Proshares S&P 500 Aristocrats ETF                                                               5,855
                                                                                                          --------
             Total Exchange-Traded Funds (cost: $15,730)                                                    16,998
                                                                                                          --------

             FIXED-INCOME EXCHANGE-TRADED FUNDS (5.3%)
    48,600   iShares TIPS Bond ETF(a) (cost: $5,504)                                                         5,670
                                                                                                          --------
             Total U.S. Equity Securities (cost: $21,234)                                                   22,668
                                                                                                          --------

             INTERNATIONAL EQUITY SECURITIES (10.8%)

             EXCHANGE-TRADED FUNDS (10.3%)
   132,500   iShares Core MSCI Emerging Markets ETF                                                          5,542
     9,900   iShares MSCI Emerging Markets Minimum Volatility ETF                                              511
    12,939   iShares MSCI Turkey ETF                                                                           513
    70,600   PowerShares FTSE RAFI Emerging Markets Portfolio ETF                                            1,147
     8,400   SPDR S&P China ETF                                                                                587
    13,100   SPDR S&P Emerging Markets SmallCap ETF                                                            516
    18,004   WisdomTree Emerging Markets High Dividend Fund(a)                                                 638
    15,400   WisdomTree Emerging Markets SmallCap Dividend Fund                                                597
    52,900   WisdomTree India Earnings Fund                                                                  1,068
                                                                                                          --------
             Total Exchange-Traded Funds (cost: $12,125)                                                    11,119
                                                                                                          --------

             FIXED-INCOME EXCHANGE-TRADED FUNDS (0.5%)
    14,900   WisdomTree Emerging Markets Local Debt Fund (cost: $697)                                          557
                                                                                                          --------
             Total International Equity Securities (cost: $12,822)                                          11,676
                                                                                                          --------

             PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (15.1%)

             EXCHANGE-TRADED FUNDS (15.1%)
    71,500   First Trust Global Tactical Commodity Strategy Fund*                                            1,548
    24,500   iShares Gold Trust*                                                                               313
    25,200   iShares Silver Trust*                                                                             450
   372,900   Powershares DB Optimum Yield ETF*                                                               6,653
    27,000   SPDR S&P Oil & Gas Exploration & Production ETF                                                   940
   138,200   United States Commodity Index Fund*                                                             5,969

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES    SECURITY                                                                                        (000)
------------------------------------------------------------------------------------------------------------------
    10,700   VanEck Vectors Gold Miners ETF                                                               $    296
     3,500   VanEck Vectors Oil Services ETF                                                                   102
                                                                                                          --------
             Total Exchange-Traded Funds (cost: $15,115)                                                    16,271
                                                                                                          --------
             Total Precious Metals and Commodity-Related Securities (cost: $15,115)                         16,271
                                                                                                          --------

             GLOBAL REAL ESTATE EQUITY SECURITIES (9.8%)

             EXCHANGE-TRADED FUNDS (9.8%)
   119,400   Vanguard REIT ETF (cost: $8,595)                                                               10,587
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                     COUPON
(000)                                                                       RATE         MATURITY
------------------------------------------------------------------------------------------------------------------
             BONDS (42.5%)

             CORPORATE OBLIGATIONS (10.7%)

             CONSUMER DISCRETIONARY (0.8%)
             -----------------------------
             SPECIALTY STORES (0.8%)
$      859   Harbor Freight Tools USA, Inc.(b)                             4.75%        7/26/2019              861
                                                                                                          --------
             ENERGY (3.8%)
             -------------
             OIL & GAS EXPLORATION & PRODUCTION (0.7%)
       755   QEP Resources, Inc.                                           6.80         3/01/2020              764
                                                                                                          --------
             OIL & GAS STORAGE & TRANSPORTATION (3.1%)
     1,000   Energy Transfer Partners, LP                                  3.65(c)     11/01/2066              605
     2,000   Enterprise Products Operating, LLC                            7.03         1/15/2068            2,108
        54   NGPL PipeCo, LLC(b)                                           6.75         9/15/2017               54
       560   Targa Resources Partners, LP                                  6.88         2/01/2021              573
                                                                                                          --------
                                                                                                             3,340
                                                                                                          --------
             Total Energy                                                                                    4,104
                                                                                                          --------
             FINANCIALS (2.8%)
             -----------------
             MULTI-LINE INSURANCE (0.3%)
     1,000   Genworth Holdings, Inc.                                       6.15        11/15/2066              340
                                                                                                          --------
             PROPERTY & CASUALTY INSURANCE (1.9%)
     1,000   Chubb Corp.                                                   6.38         3/29/2067              872
     1,564   Oil Insurance Ltd.(d)                                         3.61(c)              -(e)         1,236
                                                                                                          --------
                                                                                                             2,108
                                                                                                          --------

================================================================================

14  | USAA REAL RETURN FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)        SECURITY                                                       RATE         MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE (0.6%)
$      793   Walter Investment Management Corp.(b)                         4.75%       12/19/2020         $    638
                                                                                                          --------
             Total Financials                                                                                3,086
                                                                                                          --------
             HEALTH CARE (0.9%)
             ------------------
             HEALTH CARE FACILITIES (0.5%)
       500   HCA, Inc.                                                     5.38         2/01/2025              513
                                                                                                          --------
             PHARMACEUTICALS (0.4%)
       500   Valeant Pharmaceuticals International, Inc.(d)                6.75         8/15/2021              429
                                                                                                          --------
             Total Health Care                                                                                 942
                                                                                                          --------
             INDUSTRIALS (0.7%)
             ------------------
             TRADING COMPANIES & DISTRIBUTORS (0.7%)
     1,000   ILFC E-Capital Trust I(d)                                     3.98(c)     12/21/2065              787
                                                                                                          --------
             MATERIALS (0.9%)
             ----------------
             METAL & GLASS CONTAINERS (0.9%)
       933   Anchor Glass Container Corp.(b)                               4.75         7/01/2022              932
                                                                                                          --------
             TELECOMMUNICATION SERVICES (0.4%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
       500   Frontier Communications Corp.                                 7.88         1/15/2027              418
                                                                                                          --------
             UTILITIES (0.4%)
             ----------------
             MULTI-UTILITIES (0.4%)
       500   Puget Sound Energy, Inc.                                      6.97         6/01/2067              426
                                                                                                          --------
             Total Corporate Obligations (cost: $12,935)                                                    11,556
                                                                                                          --------

             EURODOLLAR AND YANKEE OBLIGATIONS (0.5%)

             MATERIALS (0.5%)
             ----------------
             GOLD (0.5%)
       500   Eldorado Gold Corp.(d) (cost: $500)                           6.13        12/15/2020              503
                                                                                                          --------

             ASSET-BACKED SECURITIES (1.0%)

             FINANCIALS (1.0%)
             -----------------
             ASSET-BACKED FINANCING (1.0%)
     1,081   Trip Rail Master Funding, LLC(d) (cost: $1,117)               2.94(c)      7/15/2041            1,087
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)        SECURITY                                                       RATE         MATURITY            (000)
------------------------------------------------------------------------------------------------------------------
             COMMERCIAL MORTGAGE SECURITIES (0.7%)

             FINANCIALS (0.7%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (0.7%)
$      403   Merrill Lynch Mortgage Trust                                  5.74%        5/12/2039         $    400
       396   Morgan Stanley Capital I Trust                                5.59         3/12/2044              396
                                                                                                          --------
                                                                                                               796
                                                                                                          --------
             Total Financials                                                                                  796
                                                                                                          --------
             Total Commercial Mortgage Securities (cost: $799)                                                 796
                                                                                                          --------
             U.S. TREASURY SECURITIES (29.6%)

             INFLATION-INDEXED NOTES (29.6%)
       990   1.88%, 7/15/2019                                                                                1,072
     1,483   1.38%, 1/15/2020                                                                                1,585
     2,375   1.25%, 7/15/2020                                                                                2,554
     2,103   1.13%, 1/15/2021                                                                                2,251
     3,634   0.63%, 7/15/2021                                                                                3,829
     2,107   0.13%, 1/15/2022                                                                                2,149
     1,659   0.13%, 7/15/2022                                                                                1,699
     3,644   0.13%, 1/15/2023                                                                                3,697
     1,028   0.38%, 7/15/2023                                                                                1,064
     1,047   0.63%, 1/15/2024                                                                                1,097
     1,470   0.13%, 7/15/2024                                                                                1,486
     1,909   2.50%, 1/15/2029                                                                                2,422
     1,217   2.13%, 2/15/2040                                                                                1,595
     1,202   2.13%, 2/15/2041                                                                                1,588
       161   0.75%, 2/15/2042                                                                                  162
     1,582   0.63%, 2/15/2043                                                                                1,543
     1,026   1.38%, 2/15/2044                                                                                1,189
     1,016   0.75%, 2/15/2045                                                                                1,023
                                                                                                          --------
                                                                                                            32,005
                                                                                                          --------
             Total U.S. Treasury Securities (cost: $30,581)                                                 32,005
                                                                                                          --------
             Total Bonds (cost: $45,932)                                                                    45,947
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
------------------------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (1.3%)

             MONEY MARKET FUNDS (1.3%)
 1,375,027   State Street Institutional Liquid Reserves Fund
               Premier Class, 0.47%(a),(f),(g) (cost: $1,375)                                                1,375
                                                                                                          --------

             TOTAL INVESTMENTS (COST: $105,073)                                                           $108,524
                                                                                                          ========

================================================================================

16  | USAA REAL RETURN FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
NUMBER OF                                                                                            APPRECIATION/
CONTRACTS                                                       EXPIRATION          CONTRACT        (DEPRECIATION)
LONG/(SHORT) SECURITY                                              DATE            VALUE (000)               (000)
------------------------------------------------------------------------------------------------------------------
             FUTURES (2.4%)
        15   U.S. Treasury Bond                                 09/21/2016            $2,585                   $90
                                                                                      ======                   ===
------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1             LEVEL 2             LEVEL 3                 TOTAL
------------------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Exchange-Traded Funds                      $16,998             $     -                  $-              $ 16,998
  Fixed-Income Exchange-Traded Funds           5,670                   -                   -                 5,670

International Equity Securities:
  Exchange-Traded Funds                       11,119                   -                   -                11,119
  Fixed-Income Exchange-Traded Funds             557                   -                   -                   557

Precious Metals and Commodity-Related
  Securities:
  Exchange-Traded Funds                       16,271                   -                   -                16,271

Global Real Estate Equity Securities:
  Exchange-Traded Funds                       10,587                   -                   -                10,587

Bonds:
  Corporate Obligations                            -              11,556                   -                11,556
  Eurodollar and Yankee Obligations                -                 503                   -                   503
  Asset-Backed Securities                          -               1,087                   -                 1,087
  Commercial Mortgage Securities                   -                 796                   -                   796
  U.S. Treasury Securities                    32,005                   -                   -                32,005

Money Market Instruments:
  Money Market Funds                           1,375                   -                   -                 1,375
Futures(1)                                        90                   -                   -                    90
------------------------------------------------------------------------------------------------------------------
Total                                        $94,672             $13,942                  $-              $108,614
------------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of January 1, 2016, through June 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets.  Investments in foreign securities were 12.3% of net assets at June
    30, 2016.

    The Fund may rely on certain Securities and Exchange Commission (SEC)
    exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S.
    dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial

================================================================================

18  | USAA REAL RETURN FUND

================================================================================

    mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    U.S. TREASURY INFLATION-INDEXED NOTES - Designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation.
    Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S.
    Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REIT    Real estate investment trust

    TIPS    U.S. Treasury Inflation-Protected Securities

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at June 30, 2016.

    (b) Senior loan (loan) - is not registered under the Securities Act of 1933.
        The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. The

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  19

================================================================================

        interest rate is adjusted periodically, and the rate disclosed represents the current rate at June 30, 2016. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by
        USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the
        Board), unless otherwise noted as illiquid.

    (c) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at June
        30, 2016.

    (d) Restricted security that is not registered under the Securities Act of
        1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule
        144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (f) Rate represents the money market fund annualized seven-day yield at June
        30, 2016.

    (g) Security with a value of $491,000 is segregated as collateral for initial margin requirements on open futures contracts.

      * Non-income-producing security.

See accompanying notes to financial statements

================================================================================

20  | USAA REAL RETURN FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $105,073)                                 $108,524
   Cash denominated in foreign currencies (identified cost of $47)                                     45
   Receivables:
       Capital shares sold                                                                             69
       USAA Asset Management Company (Note 6C)                                                         39
       Interest                                                                                       315
       Securities sold                                                                                275
       Other                                                                                            1
   Variation margin on futures contracts                                                               90
                                                                                                 --------
       Total assets                                                                               109,358
                                                                                                 --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                      1,291
       Bank overdraft                                                                                   7
   Accrued management fees                                                                             44
   Accrued transfer agent's fees                                                                        5
   Other accrued expenses and payables                                                                 44
                                                                                                 --------
          Total liabilities                                                                         1,391
                                                                                                 --------
              Net assets applicable to capital shares outstanding                                $107,967
                                                                                                 ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                               $154,154
   Accumulated undistributed net investment income                                                     34
   Accumulated net realized loss on investments and futures transactions                          (49,760)
   Net unrealized appreciation of investments and futures contracts                                 3,541
   Net unrealized depreciation of foreign currency translations                                        (2)
                                                                                                 --------
              Net assets applicable to capital shares outstanding                                $107,967
                                                                                                 ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $26,433/2,682 shares outstanding)                              $   9.85
                                                                                                 ========
       Institutional Shares (net assets of $81,534/8,270 shares outstanding)                     $   9.86
                                                                                                 ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividends                                                                                    $   107
     Interest                                                                                         829
                                                                                                  -------
          Total income                                                                                936
                                                                                                  -------
EXPENSES
     Management fees                                                                                  419
     Administration and servicing fees:
          Fund Shares                                                                                  24
          Institutional Shares                                                                         68
     Transfer agent's fees:
          Fund Shares                                                                                  68
          Institutional Shares                                                                         68
     Custody and accounting fees:
          Fund Shares                                                                                  16
          Institutional Shares                                                                         57
     Postage:
          Fund Shares                                                                                   3
     Shareholder reporting fees:
          Fund Shares                                                                                   5
          Institutional Shares                                                                          4
     Trustees' fees                                                                                    14
     Registration fees:
          Fund Shares                                                                                   8
          Institutional Shares                                                                         24
     Professional fees                                                                                 39
     Other                                                                                              8
                                                                                                  -------
               Total expenses                                                                         825
                                                                                                  -------
     Expenses reimbursed:
          Fund Shares                                                                                 (63)
          Institutional Shares                                                                        (26)
                                                                                                  -------
               Net expenses                                                                           736
                                                                                                  -------
NET INVESTMENT INCOME                                                                                 200
                                                                                                  -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS
     Net realized gain (loss) on:
          Unaffiliated transactions                                                               (30,581)
          Affiliated transactions (Note 8)                                                            (56)
          Foreign currency transactions                                                               (15)
          Futures transactions                                                                        511
     Change in net unrealized appreciation/(depreciation) of:
          Investments                                                                              32,753
          Foreign currency translations                                                                 2
          Futures contracts                                                                            93
                                                                                                  -------
               Net realized and unrealized gain                                                     2,707
                                                                                                  -------
     Increase in net assets resulting from operations                                             $ 2,907
                                                                                                  =======

See accompanying notes to financial statements.

================================================================================

22  | USAA REAL RETURN FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended June 30, 2016 (unaudited), and year ended December 31,
2015

---------------------------------------------------------------------------------------------------------
                                                                                 6/30/2016     12/31/2015
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                         $     200      $   5,442
   Net realized loss on investments                                                (30,637)       (21,573)
   Net realized loss on foreign currency transactions                                  (15)          (317)
   Net realized loss on options                                                          -            (34)
   Net realized gain on futures transactions                                           511            220
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                  32,753        (17,779)
       Foreign currency translations                                                     2             78
       Options                                                                           -              1
       Futures contracts                                                                93             (3)
                                                                                 ------------------------
       Increase (decrease) in net assets resulting from operations                   2,907        (33,965)
                                                                                 ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                     (35)          (587)
       Institutional Shares                                                           (106)        (3,238)
                                                                                 ------------------------
       Distributions to shareholders                                                  (141)        (3,825)
                                                                                 ------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                     (43,582)        (2,921)
   Institutional Shares                                                           (195,984)       (75,323)
                                                                                 ------------------------
       Total net decrease in net assets from
          capital share transactions                                              (239,566)       (78,244)
                                                                                 ------------------------
   Net decrease in net assets                                                     (236,800)      (116,034)

NET ASSETS
   Beginning of period                                                             344,767        460,801
                                                                                 ------------------------
   End of period                                                                 $ 107,967      $ 344,767
                                                                                 ========================
Accumulated undistributed (overdistribution of)
       net investment income:
   End of period                                                                 $      34      $     (25)
                                                                                 ========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Real Return Fund (the Fund), which is classified as nondiversified under the 1940 Act. The Fund's investment objective is to seek a total return that exceeds the rate of inflation over an economic cycle.

As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer, such as a single stock or bond. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because the Fund may be more susceptible to risk associated with a single issuer or economic, political, or regulatory event than a diversified fund.

The Fund consists of two classes of shares: Real Return Fund Shares (Fund
Shares) and Real Return Fund Institutional Shares (Institutional Shares). Each
class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each

================================================================================

24  | USAA REAL RETURN FUND

================================================================================

class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a
USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
   established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company
   (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

   The value of each security is determined (as of the close of trading on the
   New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade.
      Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the
      Manager will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of

================================================================================

26  | USAA REAL RETURN FUND

================================================================================

      affected foreign equity securities may occur frequently based on events that occur on a fairly regular basis (such as U.S. market movements) are significant and are categorized in Level 2 of the fair value hierarchy.

   3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

   4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

   5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The
      Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy;
      however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

   6. Repurchase agreements are valued at cost.

   7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

   8. Options are valued by a pricing service at the National Best Bid/Offer
      (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

      determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

   9. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

  10. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems.
      General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted)
   in active markets for identical securities.

================================================================================

28  | USAA REAL RETURN FUND

================================================================================

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at June 30, 2016, did not include master netting provisions.

   FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

   amount. Subsequent payments (variation margin) are made or received by the
   Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JUNE 30, 2016*
   (IN THOUSANDS)

                                       ASSET DERIVATIVES                    LIABILITY DERIVATIVES
   -------------------------------------------------------------------------------------------------
                                STATEMENT OF                          STATEMENT OF
   DERIVATIVES NOT              ASSETS AND                            ASSETS AND
   ACCOUNTED FOR AS             LIABILITIES                           LIABILITIES
   HEDGING INSTRUMENTS          LOCATION            FAIR VALUE        LOCATION            FAIR VALUE
   -------------------------------------------------------------------------------------------------
   Interest rate contracts      Net unrealized        $90**               -                  $-
                                appreciation of
                                investments and
                                futures contracts
   -------------------------------------------------------------------------------------------------

    * For open derivative instruments as of June 30, 2016, see the Portfolio of
      Investments, which also is indicative of activity for the six-month period ended June 30, 2016.

   ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

   THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE
   SIX-MONTH PERIOD ENDED JUNE 30, 2016 (IN THOUSANDS)

                                                                                      CHANGE IN
                                                                                      UNREALIZED
   DERIVATIVES NOT                                                 REALIZED           APPRECIATION/
   ACCOUNTED FOR AS            STATEMENT OF                        GAIN (LOSS)        (DEPRECIATION)
   HEDGING INSTRUMENTS         OPERATIONS LOCATION                 ON DERIVATIVES     ON DERIVATIVES
   -------------------------------------------------------------------------------------------------
   Interest rate contracts     Net realized gain (loss) on             $511               $93
                               Futures transactions/
                               Change in net unrealized
                               appreciation/(depreciation)
                               of Futures contracts
   -------------------------------------------------------------------------------------------------

================================================================================

30  | USAA REAL RETURN FUND

================================================================================

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the
   Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis.
   Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the
   Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery
   and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery.
   The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended June 30, 2016, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out

================================================================================

32  | USAA REAL RETURN FUND

================================================================================

   of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications.
   The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with
   U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the six-month period ended June 30, 2016, the Fund paid CAPCO facility fees of less than $500, which represents 0.2% of the total fees paid to CAPCO by the
USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2016.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of December 31,
2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2015, the Fund had net capital loss carryforwards of
$28,625,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                           CAPITAL LOSS CARRYFORWARDS
                        ---------------------------------
                                  TAX CHARACTER
                        ---------------------------------
                        (NO EXPIRATION)         BALANCE
                        ---------------       -----------
                        Short-Term            $ 9,652,000
                        Long-Term              18,973,000
                                              -----------
                          Total               $28,625,000
                                              ===========

For the six-month period ended June 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended June 30, 2016, were
$199,882,000 and $429,159,000, respectively.

================================================================================

34  | USAA REAL RETURN FUND

================================================================================

As of June 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of June 30,
2016, were $6,904,000 and $3,453,000, respectively, resulting in net unrealized appreciation of $3,451,000.

(5) CAPITAL SHARE TRANSACTIONS

At June 30, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                     SIX-MONTH PERIOD ENDED         YEAR ENDED
                                          JUNE 30, 2016          DECEMBER 31, 2015
-----------------------------------------------------------------------------------
                                     SHARES         AMOUNT      SHARES       AMOUNT
                                    -----------------------------------------------
FUND SHARES:
Shares sold                             308      $   2,821       2,132    $  20,753
Shares issued from reinvested
  dividends                               4             34          62          580
Shares redeemed                      (5,227)       (46,437)     (2,487)     (24,254)
                                    -----------------------------------------------
Net decrease from capital share
  transactions                       (4,915)     $ (43,582)       (293)   $  (2,921)
                                    ===============================================

INSTITUTIONAL SHARES:
Shares sold                           5,567      $  49,458       5,692    $  55,635
Shares issued from reinvested
  dividends                              11            106         343        3,238
Shares redeemed                     (27,410)      (245,548)    (14,137)    (134,196)
                                    -----------------------------------------------
Net decrease from capital share
  transactions                      (21,832)     $(195,984)     (8,102)   $ (75,323)
                                    ===============================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the
   Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the
   Fund's assets. For the six-month period ended June 30, 2016, the Fund had no subadviser(s).

   The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets. For the six-month period ended June 30, 2016, the Fund incurred management fees, paid or payable to the Manager, of $419,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the
   Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the six-month period ended June 30,
   2016, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $24,000 and $68,000, respectively.

   In addition to the services provided under its Administration and Servicing
   Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended June 30, 2016, the Fund reimbursed the Manager $2,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - Effective January 1, 2016, the Manager agreed, through
   May 1, 2017, to limit the total annual operating expenses of

================================================================================

36  | USAA REAL RETURN FUND

================================================================================

    the Fund Shares and the Institutional Shares to 1.00% and 0.90%,
    respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund Shares and Institutional Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through May 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended June 30, 2016, the Fund incurred reimbursable expenses from the Manager for the Fund Shares and the Institutional Shares
    of $63,000 and $26,000, respectively, of which $39,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder
   Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional
   Shares are paid monthly based on a fee accrued daily at an annualized rate of
   0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended June 30, 2016, the Fund Shares and
   Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $68,000 each.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of June 30, 2016,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Target Retirement Income                                                  6.8
Target Retirement 2020                                                    8.7
Target Retirement 2030                                                   10.5
Target Retirement 2040                                                    5.1
Target Retirement 2050                                                    1.8
Target Retirement 2060                                                    0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended June 30, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                    NET REALIZED
                                                       COST TO      GAIN (LOSS) TO
SELLER                         PURCHASER              PURCHASER        SELLER
----------------------------------------------------------------------------------
Real Return                Managed Allocation         $478,000        $ (8,000)
Real Return                Cornerstone Aggressive       93,000         (48,000)

================================================================================

38  | USAA REAL RETURN FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                              JUNE 30,                         YEAR ENDED DECEMBER 31,
                            -------------------------------------------------------------------------
                                2016            2015        2014        2013         2012        2011
                            -------------------------------------------------------------------------
Net asset value at
  beginning of period        $  9.14         $  9.99     $ 10.22     $ 10.52      $  9.84    $  10.02
                             ------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .01(a)          .07         .20         .22          .38         .34
  Net realized and
    unrealized gain (loss)       .71(a)         (.84)       (.17)       (.27)         .71        (.12)
                             ------------------------------------------------------------------------
Total from investment
  operations                     .72(a)         (.77)        .03        (.05)        1.09         .22
                             ------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.01)           (.08)       (.20)       (.22)        (.32)       (.34)
  Realized capital gains           -               -        (.06)       (.03)        (.09)       (.06)
                             ------------------------------------------------------------------------
Total distributions             (.01)           (.08)       (.26)       (.25)        (.41)       (.40)
                             ------------------------------------------------------------------------
Net asset value at
  end of period              $  9.85         $  9.14     $  9.99     $ 10.22      $ 10.52    $   9.84
                             ========================================================================
Total return (%)*               7.91           (7.75)        .27        (.44)       11.13        2.18
Net assets at end
  of period (000)            $26,433         $69,435     $78,826     $77,567      $70,209    $167,716
Ratios to average
  net assets:**
  Expenses (%)(c)               1.00(b),(e)     1.02         .94(d)      .85          .85         .85
  Expenses, excluding
    reimbursements (%)(c)       1.40(b)         1.02         .99        1.22         1.51        1.48
  Net investment income (%)      .27(b)         1.10        1.84        2.24         3.14        3.50
Portfolio turnover (%)           119              35          24          41           24          24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $31,876,000.
(a) Calculated using average shares. For the six-month period ended June 30,
    2016, average shares were 3,494,000.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   -               -           -        (.00%)(+)    (.00%)(+)   (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Prior to May 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.85% of the Fund Shares' average net assets.
(e) Effective January 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Fund Shares to 1.00% of the Fund Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) -
INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                              JUNE 30,                        YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------------------------------
                               2016            2015       2014         2013           2012         2011
                            ---------------------------------------------------------------------------
Net asset value at
  beginning of period       $  9.15        $  10.00    $  10.23    $  10.53       $   9.85      $ 10.03
                            ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income         .01(a)          .10         .22         .25            .32          .36
  Net realized and
    unrealized gain (loss)      .71(a)         (.85)       (.17)       (.28)           .79         (.12)
                            ---------------------------------------------------------------------------
Total from investment
  operations                    .72(a)         (.75)        .05        (.03)          1.11          .24
                            ---------------------------------------------------------------------------
Less distributions from:
  Net investment income        (.01)           (.10)       (.22)       (.24)          (.34)        (.36)
  Realized capital gains          -               -        (.06)       (.03)          (.09)        (.06)
                            ---------------------------------------------------------------------------
Total distributions            (.01)           (.10)       (.28)       (.27)          (.43)        (.42)
                            ---------------------------------------------------------------------------
Net asset value at
  end of period             $  9.86        $   9.15    $  10.00    $  10.23       $  10.53      $  9.85
                            ===========================================================================
Total return (%)*              7.90           (7.56)        .46        (.24)         11.38         2.38
Net assets at end
  of period (000)           $81,534        $275,332    $381,975    $334,673       $228,760      $46,694
Ratios to average
  net assets:**
  Expenses (%)(b)               .86(c),(d)      .82         .75(e)      .65            .65          .65
  Expenses, excluding
    reimbursements (%)(b)       .90(c)          .82         .80         .81            .81          .76
  Net investment income (%)     .24(c)         1.33        2.02        2.43           3.58         3.71
Portfolio turnover (%)          119              35          24          41             24           24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $134,527,000.
(a) Calculated using average shares. For the six-month period ended June 30,
    2016, average shares were 15,227,000.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                  -               -           -        (.00%)(+)      (.00%)(+)    (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Effective January 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.90% of the Institutional
    Shares' average net assets.
(e) Prior to May 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.65% of the Institutional Shares'
    average net assets.

================================================================================

40  | USAA REAL RETURN FUND

================================================================================

EXPENSE EXAMPLE

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2016, through
June 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

of return of 5% per year before expenses, which is not the Fund's actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING                ENDING              DURING PERIOD*
                                          ACCOUNT VALUE          ACCOUNT VALUE         JANUARY 1, 2016 -
                                         JANUARY 1, 2016         JUNE 30, 2016           JUNE 30, 2016
                                         ---------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00               $1,079.10                 $5.17

Hypothetical
  (5% return before expenses)               1,000.00                1,019.89                  5.02

INSTITUTIONAL SHARES
Actual                                      1,000.00                1,079.00                  4.45

Hypothetical
  (5% return before expenses)               1,000.00                1,020.59                  4.32

*Expenses are equal to the annualized expense ratio of 1.00% for Fund Shares and
 0.86% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period).
 The Fund's actual ending account values are based on its actual total returns of 7.91% for Fund Shares and 7.90% for Institutional Shares for the six-month period of January 1, 2016, through June 30, 2016.

================================================================================

42  | USAA REAL RETURN FUND

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuance of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuance of the Advisory Agreement with respect to the Fund in private sessions with
Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the
Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The
Board considered the fees paid to the Manager and the services provided to the
Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the
Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well

================================================================================

44  | USAA REAL RETURN FUND

================================================================================

as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" was also considered. The
Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and a high quality of services under the Advisory Agreement. In reviewing the
Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The
Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group")
and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the
Fund's management fee rate - which includes advisory and administrative services
- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

quality of services received by the Fund from the Manager. The Board also noted
the level and method of computing the management fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results.
The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the
"performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its
Lipper index for the one-, three-, and five-year periods ended December 31,
2015. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2015. The Board took into account management's discussion of the Fund's performance, including the impact of market conditions on the Fund's performance relative to its peers.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit information for the Manager's business as a whole. The
Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the
Manager may derive reputational and other

================================================================================

46  | USAA REAL RETURN FUND

================================================================================

benefits from its association with the Fund. The Trustees recognized that the
Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the
Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's current Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's current advisory expenses are reasonable in relation to the services to be provided by the Manager; and (v) the Manager and its affiliates' anticipated level of profitability from their relationship with the
Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   94423-0816                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                                          [GRAPHIC OF USAA FLEXIBLE INCOME FUND]

 ============================================================

         SEMIANNUAL REPORT
         USAA FLEXIBLE INCOME FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
         JUNE 30, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"WE BELIEVE HOWEVER, THAT IT'S IMPORTANT FOR
INVESTORS TO STAY FOCUSED ON THEIR LONG-TERM        [PHOTO OF BROOKS ENGLEHARDT]
OBJECTIVES, USING AN INVESTMENT PLAN THAT IS
BASED ON THEIR TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

AUGUST 2016

The reporting period ended June 30, 2016, started and ended in a dramatic fashion. During the first six weeks of 2016, worries about global economic growth drove an increase in volatility and a steep sell-off in global stocks.
Although the decline was followed by a strong rally, market uncertainty continued throughout the reporting period. Volatility spiked in the final days of June 2016, as new concerns about the global economy and the United Kingdom's unexpected vote to exit the European Union ("Brexit") rattled the financial markets. When all was said and done, the broad U.S. stock market finished in positive territory--near its high for the reporting period. In general,
non-U.S. stock indexes were down slightly.

The strong performance of U.S. stocks was due in part to the growth of the U.S.
economy, which continued to outperform the world's other large economies. That said, the U.S. economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to escape a recession and return to a normal rate of economic growth. Slower spending by households that are seeking to reduce their debt has impeded the recovery. Also, while the American consumer was expected to benefit from the huge drop in the price of oil, savings at the pump were offset by higher costs in other parts of the economy, including housing and health care. As a result, consumer spending has been lower than expected.

In response to the unexpected soft market and what the Federal Reserve (the Fed)
chair Janet Yellen termed "sizable" economic uncertainties, the Fed backed off its earlier guidance and did not raise interest rates during the reporting period. Fed policymakers have indicated their desire to increase interest rates to what they consider "normal levels," if only to have more policy tools at their disposal in case of a recession. In our view, the Fed will likely remain on a "lower for longer" track to avoid derailing U.S. economic growth.
Furthermore, the market volatility that was unleashed by the "Brexit" vote may lead the Fed to scale back further its plans for interest rate increases this year and in 2017.

Meanwhile, corporate earnings during the reporting period were disappointing.
In the first quarter of 2016, for example, the companies in the S&P 500(R) Index experienced a fourth consecutive quarter of year-over-year earnings declines. To

================================================================================

================================================================================

compensate for this, many companies have cut operating costs, reduced capital spending, and bought back shares. However, we think they may have extracted most of what they can using these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Because of heightened volatility during the reporting period, investors generally favored safe-haven assets, such as gold and U.S. Treasuries. In mid-June 2016, for example, strong demand drove 10-year U.S. Treasury yields--which move in the opposite direction of prices--to their lowest level since 2012. On July 5th, just two trading days after the end of the reporting period, 10-year Treasury yields sank to a record low of 1.37% amid ongoing uncertainty about the impact of "Brexit". Government bond yields around the world also fell, reflecting persistent worries about weak global growth and limits to what central banks can do to support their economies through monetary stimulus.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation relative to the risks assumed. We believe however, that it's important for investors to stay focused on their long-term objectives, using an investment plan that is based on their time horizon and risk tolerance. Market conditions are always in fluctuation and time horizon matters--even price movements like those seen during the reporting period have historically smoothed out in the long term. A plan can also keep you from making hasty portfolio decisions based on market turmoil, while giving you flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

On behalf of all of us at USAA Investments, thank you for the opportunity to help you achieve your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. o Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities market. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUNDS' OBJECTIVE                                                                1

MANAGERS' COMMENTARY ON THE FUND                                                2

INVESTMENT OVERVIEW                                                             5

FINANCIAL INFORMATION

    Portfolio of Investments                                                   14

    Notes to Portfolio of Investments                                          20

    Financial Statements                                                       24

    Notes to Financial Statements                                              29

EXPENSE EXAMPLE                                                                47

ADVISORY AGREEMENT(S)                                                          50

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

208359-0816

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA FLEXIBLE INCOME FUND (THE FUND) SEEKS TOTAL RETURN THROUGH A
COMBINATION OF INCOME AND CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

Under normal market conditions, the Fund will invest in income-producing securities that carry the most attractive opportunity for total return, regardless of maturity or credit rating. The Fund may invest to a significant extent in investment-grade U.S. bonds, high-yield bonds (commonly referred to as
"junk" bonds), bank loans, non-dollar-denominated bonds, and equity securities.
In addition, the Fund may invest up to 40% of its assets in foreign non-dollar-
denominated securities traded outside the United States, and may invest without limitation in dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers may include securities issued in emerging markets as well as securities issued in established markets. The Fund also may use various techniques, including, among others, entering into derivatives transactions (such as futures and options), currency exchange contracts, and swap agreements, to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values.

For the purposes of this Fund, "bonds" may include corporate debt securities, obligations of U.S., state, and local governments, their agencies and instrumentalities, and mortgage- and asset-backed securities. For the purposes of this Fund, "equity securities" may include common stock (which represents an ownership interest in a corporation), preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (ADRs),
European depositary receipts (EDRs), global depositary receipts (GDRs), exchange-traded funds (ETFs), and convertible securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

    [PHOTO OF ARNOLD J. ESPE]                          [PHOTO OF BRIAN W. SMITH]
    ARNOLD J. ESPE, CFA                                BRIAN W. SMITH, CFA
    USAA Asset                                         USAA Asset
    Management Company                                 Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    During the first six weeks of the reporting period ended June 30, 2016,
    U.S. stock and corporate bond markets sold off as global growth concerns triggered a rush to the perceived safety of longer-term U.S. Treasury securities. As U.S. Treasury prices rose, interest rates (which move in the opposite direction) fell. Investor risk aversion eased in mid-February
    2016 and stocks and corporate bonds rallied, retracting earlier losses. The rally continued into the second quarter of 2016, but wavered in early June
    2016 as a weaker-than-expected U.S. jobs report raised questions about the outlook for U.S. economic growth. In the final week of the reporting period, the United Kingdom voted to exit the European Union ("Brexit"), which disturbed the markets and drove a safe-haven flight to U.S.
    Treasuries.

    Riskier asset classes performed well during the reporting period overall.
    Within the corporate bond market, high-yield bonds and lower-rated investment-grade bonds outperformed higher-quality investment-grade issues.
    U.S. stocks, while volatile, generated positive returns. Oil and commodity prices improved, benefiting energy and metals and mining companies. Gold prices, in particular, experienced a strong rally. Global currencies were volatile, especially in the wake of the "Brexit" vote.

    The Federal Reserve (the Fed) left interest rates unchanged during the reporting period, largely due to concerns about global market volatility

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA FLEXIBLE INCOME FUND

================================================================================

    and U.S. economic conditions. Interest rates along the U.S. Treasury yield curve decreased as investors began to anticipate fewer interest rate cuts in 2016 and then, potentially, no interest rate cuts at all. The yield on a
    30-year U.S. Treasury dropped from 3.02% on December 31, 2015, to 2.29% on
    June 30, 2016.

o   HOW DID THE USAA FLEXIBLE INCOME FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and
    Adviser Shares. At the end of the reporting period, the Fund Shares,
    Institutional Shares, and Adviser Shares had total returns of 14.73%,
    14.86%, and 14.69%, respectively. This compares to a total return of 5.31%
    for the Barclays U.S. Aggregate Bond Index (Index), and 5.68% for the
    Barclays U.S. Universal Index*.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT KEY FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING
    PERIOD?

    The Fund significantly outperformed its index, primarily on the strength of its holdings of gold-mining stocks. Gold-mining stocks generally doubled in price during the reporting period as gold prices rose from
    $1,061 an ounce on December 31, 2015, to $1,322 on June 30, 2016. The
    Fund's portfolio also benefited during the reporting period from its investments in higher-yielding mortgage real estate investment trusts
    (REITs), which performed well as interest rates fell. In addition, the
    Fund's allocation to long-duration U.S. Treasuries bolstered results as

    *As of May 1, 2016, the Barclays U.S. Universal Index replaced the Barclays
    U.S. Aggregate Bond Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    the prices of these securities rose. Positions in high-yield corporate bonds and lower-rated investment-grade corporate bonds added further to performance. The Fund's gains were limited slightly by a short position in
    Japanese yen currency futures; the Japanese yen appreciated versus the U.S.
    dollar during the reporting period.

    In managing the Fund, we maintained our income focus, concentrating our purchases on income-producing securities that we believe may have the most attractive opportunity for total return, regardless of maturity or credit rating. We relied on our analysts, who use independent research, to help us identify opportunities throughout the fixed-income universe.

    Thank you for the opportunity to help you with your investment needs.

    o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Gold is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as junk bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

================================================================================

4  | USAA FLEXIBLE INCOME FUND

================================================================================

INVESTMENT OVERVIEW

USAA FLEXIBLE INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USFIX)

--------------------------------------------------------------------------------
                                          6/30/16                 12/31/15
--------------------------------------------------------------------------------
Net Assets                             $50.1 Million           $55.8 Million
Net Asset Value Per Share                 $9.35                    $8.31

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
    12/31/15-6/30/16*            1 YEAR              SINCE INCEPTION 7/12/13
         14.73%                   6.52%                       3.53%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/15**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT          1.00%          AFTER REIMBURSEMENT      0.93%

               (Includes acquired fund fees and expenses of 0.03%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

* Total returns for periods of less than one year are not annualized. This return is cumulative.

** The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company
(the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's
Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the Fund
Shares is lower than 0.90%, the Fund Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the
Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         BARCLAYS              BARCLAYS U.S.            USAA
                      U.S. UNIVERSAL         AGGREGATE BOND        FLEXIBLE INCOME
                          INDEX*                 INDEX               FUND SHARES
 7/31/2013             $10,000.00             $10,000.00             $10,000.00
 8/31/2013               9,943.01               9,948.88               9,935.00
 9/30/2013              10,041.95              10,043.07               9,977.00
10/31/2013              10,141.31              10,124.27              10,152.00
11/30/2013              10,108.47              10,086.36              10,111.00
12/31/2013              10,064.19              10,029.36              10,202.00
 1/31/2014              10,197.67              10,177.55              10,384.00
 2/28/2014              10,270.33              10,231.66              10,576.00
 3/31/2014              10,260.80              10,214.23              10,589.00
 4/30/2014              10,345.76              10,300.43              10,700.00
 5/31/2014              10,470.33              10,417.70              10,838.00
 6/30/2014              10,486.22              10,423.08              11,056.00
 7/31/2014              10,453.59              10,396.94              11,046.00
 8/31/2014              10,566.94              10,511.72              11,097.00
 9/30/2014              10,483.04              10,440.34              10,961.00
10/31/2014              10,585.79              10,542.97              10,680.00
11/30/2014              10,641.94              10,617.76              10,754.00
12/31/2014              10,623.72              10,627.72              10,578.00
 1/31/2015              10,825.83              10,850.55              10,738.00
 2/28/2015              10,762.70              10,748.54              10,731.00
 3/31/2015              10,807.19              10,798.44              10,591.00
 4/30/2015              10,794.69              10,759.70              10,724.00
 5/31/2015              10,775.83              10,733.78              10,715.00
 6/30/2015              10,655.49              10,616.73              10,407.00
 7/31/2015              10,717.57              10,690.54              10,336.00
 8/31/2015              10,686.00              10,675.17              10,215.00
 9/30/2015              10,727.74              10,747.38              10,031.00
10/31/2015              10,762.06              10,749.21              10,040.00
11/30/2015              10,722.87              10,720.79               9,905.00
12/31/2015              10,669.27              10,686.16               9,662.00
 1/31/2016              10,787.06              10,833.18               9,746.00
 2/29/2016              10,863.75              10,910.05              10,028.00
 3/31/2016              10,996.80              11,010.12              10,273.00
 4/30/2016              11,071.80              11,052.41              10,713.00
 5/31/2016              11,080.49              11,055.24              10,642.00
 6/30/2016              11,275.40              11,253.88              11,085.00

                                   [END CHART]

                         Data from 7/31/13 to 6/30/16.**

                         See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2016, the Barclays U.S. Universal Index replaced the Barclays U.S.
Aggregate Bond Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

**The performance of the Barclays U.S. Universal Index and Barclays U.S.
Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the inception date of the Fund Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

6  | USAA FLEXIBLE INCOME FUND

================================================================================

The graph on page 6 illustrates the comparison of a $10,000 hypothetical investment in the USAA Flexible Income Fund Shares to the following benchmark:

o   The Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index,
    Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index,
    and the non-ERISA eligible portion of the CMBS Index. The index covers
    USD-denominated, taxable bonds that are rated either investment grade or high-yield.

o   The unmanaged Barclays U.S. Aggregate Bond Index measures the U.S.
    investment grade, fixed-rated taxable bond market, including government and corporate securities, agency mortgage pass-through securities, asset-
    backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA FLEXIBLE INCOME FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIFIX)

--------------------------------------------------------------------------------
                                          6/30/16                 12/31/15
--------------------------------------------------------------------------------
Net Assets                             $29.6 Million           $22.9 Million
Net Asset Value Per Share                 $9.37                    $8.33

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
    12/31/15-6/30/16*                1 YEAR            SINCE INCEPTION 7/12/13
         14.86%                       6.84%                     3.75%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/15**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       0.89%          AFTER REIMBURSEMENT       0.83%

               (Includes acquired fund fees and expenses of 0.03%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

** The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company
(the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the
Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the
Institutional Shares is lower than 0.80%, the Institutional Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies.
Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy
(USAA fund-of-funds).

================================================================================

8  | USAA FLEXIBLE INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                          BARCLAYS                 BARCLAYS                   USAA
                       U.S. UNIVERSAL         U.S. AGGREGATE BOND      FLEXIBLE INCOME FUND
                           INDEX*                    INDEX             INSTITUTIONAL SHARES
 7/31/2013               $10,000.00               $10,000.00               $10,000.00
 8/31/2013                 9,943.01                 9,948.88                 9,937.00
 9/30/2013                10,041.95                10,043.07                 9,981.00
10/31/2013                10,141.31                10,124.27                10,157.00
11/30/2013                10,108.47                10,086.36                10,116.00
12/31/2013                10,064.19                10,029.36                10,209.00
 1/31/2014                10,197.67                10,177.55                10,392.00
 2/28/2014                10,270.33                10,231.66                10,586.00
 3/31/2014                10,260.80                10,214.23                10,600.00
 4/30/2014                10,345.76                10,300.43                10,712.00
 5/31/2014                10,470.33                10,417.70                10,852.00
 6/30/2014                10,486.22                10,423.08                11,071.00
 7/31/2014                10,453.59                10,396.94                11,064.00
 8/31/2014                10,566.94                10,511.72                11,114.00
 9/30/2014                10,483.04                10,440.34                10,978.00
10/31/2014                10,585.79                10,542.97                10,697.00
11/30/2014                10,641.94                10,617.76                10,782.00
12/31/2014                10,623.72                10,627.72                10,596.00
 1/31/2015                10,825.83                10,850.55                10,756.00
 2/28/2015                10,762.70                10,748.54                10,751.00
 3/31/2015                10,807.19                10,798.44                10,611.00
 4/30/2015                10,794.69                10,759.70                10,745.00
 5/31/2015                10,775.83                10,733.78                10,748.00
 6/30/2015                10,655.49                10,616.73                10,441.00
 7/31/2015                10,717.57                10,690.54                10,358.00
 8/31/2015                10,686.00                10,675.17                10,238.00
 9/30/2015                10,727.74                10,747.38                10,076.00
10/31/2015                10,762.06                10,749.21                10,074.00
11/30/2015                10,722.87                10,720.79                 9,943.00
12/31/2015                10,669.27                10,686.16                 9,711.00
 1/31/2016                10,787.06                10,833.18                 9,797.00
 2/29/2016                10,863.75                10,910.05                10,073.00
 3/31/2016                10,996.80                11,010.12                10,335.00
 4/30/2016                11,071.80                11,052.41                10,767.00
 5/31/2016                11,080.49                11,055.24                10,707.00
 6/30/2016                11,275.40                11,253.88                11,155.00

                                   [END CHART]

                         Data from 7/31/13 to 6/30/16.**

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Flexible Income Fund Institutional Shares to the benchmark listed above
(see page 7 for the benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2016, the Barclays U.S. Universal Index replaced the Barclays U.S.
Aggregate Bond Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

**The performance of the Barclays U.S. Universal Index and Barclays U.S.
Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the inception date of the Institutional Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA FLEXIBLE INCOME FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAFIX)

--------------------------------------------------------------------------------
                                          6/30/16                 12/31/15
--------------------------------------------------------------------------------
Net Assets                             $5.0 Million            $4.3 Million
Net Asset Value Per Share                 $9.35                   $8.31

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/16
--------------------------------------------------------------------------------
    12/31/15-6/30/16*                1 YEAR            SINCE INCEPTION 7/12/13
         14.69%                       6.40%                    3.29%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/15**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.36%          AFTER REIMBURSEMENT       1.18%

               (Includes acquired fund fees and expenses of 0.03%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

** The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company
(the Manager) has agreed, through May 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.15% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's
Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2017. If the total annual operating expense ratio of the Adviser
Shares is lower than 1.15%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the
Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

10  | USAA FLEXIBLE INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                          BARCLAYS                 BARCLAYS                   USAA
                       U.S. UNIVERSAL         U.S. AGGREGATE BOND      FLEXIBLE INCOME FUND
                           INDEX*                   INDEX                ADVISER SHARES
 7/31/2013               $10,000.00               $10,000.00               $10,000.00
 8/31/2013                 9,943.01                 9,948.88                 9,932.00
 9/30/2013                10,041.95                10,043.07                 9,971.00
10/31/2013                10,141.31                10,124.27                10,144.00
11/30/2013                10,108.47                10,086.36                10,102.00
12/31/2013                10,064.19                10,029.36                10,190.00
 1/31/2014                10,197.67                10,177.55                10,369.00
 2/28/2014                10,270.33                10,231.66                10,558.00
 3/31/2014                10,260.80                10,214.23                10,569.00
 4/30/2014                10,345.76                10,300.43                10,677.00
 5/31/2014                10,470.33                10,417.70                10,811.00
 6/30/2014                10,486.22                10,423.08                11,030.00
 7/31/2014                10,453.59                10,396.94                11,017.00
 8/31/2014                10,566.94                10,511.72                11,064.00
 9/30/2014                10,483.04                10,440.34                10,925.00
10/31/2014                10,585.79                10,542.97                10,640.00
11/30/2014                10,641.94                10,617.76                10,712.00
12/31/2014                10,623.72                10,627.72                10,532.00
 1/31/2015                10,825.83                10,850.55                10,688.00
 2/28/2015                10,762.70                10,748.54                10,678.00
 3/31/2015                10,807.19                10,798.44                10,535.00
 4/30/2015                10,794.69                10,759.70                10,664.00
 5/31/2015                10,775.83                10,733.78                10,652.00
 6/30/2015                10,655.49                10,616.73                10,347.00
 7/31/2015                10,717.57                10,690.54                10,273.00
 8/31/2015                10,686.00                10,675.17                10,151.00
 9/30/2015                10,727.74                10,747.38                 9,967.00
10/31/2015                10,762.06                10,749.21                 9,974.00
11/30/2015                10,722.87                10,720.79                 9,840.00
12/31/2015                10,669.27                10,686.16                 9,598.00
 1/31/2016                10,787.06                10,833.18                 9,681.00
 2/29/2016                10,863.75                10,910.05                 9,963.00
 3/31/2016                10,996.80                11,010.12                10,206.00
 4/30/2016                11,071.80                11,052.41                10,643.00
 5/31/2016                11,080.49                11,055.24                10,572.00
 6/30/2016                11,275.40                11,253.88                11,009.00

                                   [END CHART]

                         Data from 7/31/13 to 6/30/16.**

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Flexible Income Fund Adviser Shares to the benchmark listed above (see page
7 for benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of May 1, 2016, the Barclays U.S. Universal Index replaced the Barclays U.S.
Aggregate Bond Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

**The performance of the Barclays U.S. Universal Index and the Barclays U.S.
Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the inception date of the Adviser Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                         o TOP 10 HOLDINGS* - 6/30/16 o
                                (% of Net Assets)

U.S. Treasury Bond (STRIPS Principal), 3.09% ...............................  19.1%
U.S. Treasury Bond, 3.00% ..................................................   4.1%
Oil Insurance Ltd., 3.61% ..................................................   3.0%
Hatteras Financial Corp. ...................................................   2.9%
Southern Union Co., 3.65% ..................................................   2.8%
Hycroft Mining Corp., 15.00% ...............................................   2.7%
U.S. Treasury Bond, 3.00% ..................................................   2.7%
Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund ...............   2.6%
Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual ....   2.5%
Prospect Capital Corp. .....................................................   2.5%

You will find a complete list of securities that the Fund owns on pages 14-19.

*Excludes money market instruments and futures.

================================================================================

12  | USAA FLEXIBLE INCOME FUND

================================================================================

                         o ASSET ALLOCATION* - 6/30/16 o

                         [PIE CHART OF ASSET ALLOCATION]

U.S. TREASURY SECURITIES                                                   27.1%
COMMON STOCKS                                                              21.9%
MONEY MARKET INSTRUMENTS                                                   13.7%
CORPORATE OBLIGATIONS                                                      12.7%
COMMERCIAL MORTGAGE SECURITIES                                              6.3%
PREFERRED STOCKS                                                            5.1%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         3.4%
CONVERTIBLE SECURITIES                                                      2.7%
INVESTMENT COMPANIES                                                        2.6%
EURODOLLAR AND YANKEE OBLIGATIONS                                           1.7%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

*Excludes futures.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

PORTFOLIO OF INVESTMENTS

June 30, 2016 (unaudited)

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                    COUPON                                   VALUE
(000)         SECURITY                                                     RATE              MATURITY              (000)
------------------------------------------------------------------------------------------------------------------------
              BONDS (53.9%)

              CORPORATE OBLIGATIONS (12.7%)

              ENERGY (4.3%)
              -------------
              OIL & GAS DRILLING (0.6%)
$     3,648   Schahin II Finance Co. SPV Ltd.(a),(b)                       5.88%             9/25/2023        $      529
                                                                                                              ----------
              OIL & GAS STORAGE & TRANSPORTATION (3.7%)
      1,000   Enterprise Products Operating, LLC(c)                        7.00              6/01/2067               790
      4,000   Southern Union Co.(c)                                        3.65(d)          11/01/2066             2,360
                                                                                                              ----------
                                                                                                                   3,150
                                                                                                              ----------
              Total Energy                                                                                         3,679
                                                                                                              ----------

              FINANCIALS (3.0%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (3.0%)
      3,200   Oil Insurance Ltd.(a),(c)                                    3.61(d)                   _(e)          2,528
                                                                                                              ----------

              UTILITIES (5.4%)
              ----------------
              ELECTRIC UTILITIES (3.7%)
      1,800   NextEra Energy Capital Holdings, Inc.(c)                     6.35(d)          10/01/2066             1,435
      2,000   PPL Capital Funding, Inc.(c)                                 6.70              3/30/2067             1,687
                                                                                                              ----------
                                                                                                                   3,122
                                                                                                              ----------
              MULTI-UTILITIES (1.7%)
      2,000   Dominion Resources, Inc.(c)                                  2.93(d)           9/30/2066             1,483
                                                                                                              ----------
              Total Utilities                                                                                      4,605
                                                                                                              ----------
              Total Corporate Obligations (cost: $15,051)                                                         10,812
                                                                                                              ----------

              CONVERTIBLE SECURITIES (2.7%)

              MATERIALS (2.7%)
              ----------------
              GOLD (2.7%)
      1,453   Hycroft Mining Corp.(j) (cost: $1,395)                      15.00             22/10/2020             2,325
                                                                                                              ----------

================================================================================

14  | USAA FLEXIBLE INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                    COUPON                                   VALUE
(000)         SECURITY                                                     RATE              MATURITY              (000)
------------------------------------------------------------------------------------------------------------------------
              EURODOLLAR AND YANKEE OBLIGATIONS (1.7%)

              ENERGY (1.7%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (1.7%)
$     2,000   TransCanada PipeLines Ltd.(c) (cost: $2,026)                 6.35%             5/15/2067        $    1,420
                                                                                                              ----------
              COLLATERALIZED MORTGAGE OBLIGATIONS (3.4%)

              FINANCIALS (3.4%)
              -----------------
      2,636   Countrywide Alternative Loan Trust                           4.59(d)           3/25/2035                 5
        702   Sequoia Mortgage Trust                                       1.35(d)           9/20/2033               623
      1,694   Structured Asset Mortgage Investments, Inc.                  0.95(d)           7/19/2035             1,560
        700   Wells Fargo Mortgage Backed Securities Trust                 3.02(d)           4/25/2035               663
                                                                                                              ----------
              Total Financials                                                                                     2,851
                                                                                                              ----------
              Total Collateralized Mortgage Obligations (cost: $2,960)                                             2,851
                                                                                                              ----------

              COMMERCIAL MORTGAGE SECURITIES (6.3%)

              FINANCIALS (6.3%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (4.1%)
      1,000   Citigroup Commercial Mortgage Trust                          6.34             12/10/2049               749
        805   Merrill Lynch Mortgage Trust(c)                              5.74              5/12/2039               801
      2,000   Morgan Stanley Capital I Trust                               5.59              3/12/2044             1,921
                                                                                                              ----------
                                                                                                                   3,471
                                                                                                              ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (2.2%)
     17,479   GS Mortgage Securities Trust,
                acquired 1/02/2014; cost $712(a),(f)                       0.84              3/10/2044               450
     34,854   JPMBB Commercial Mortgage Securities Trust,
                acquired 4/30/2014; cost $2,275(f)                         1.40              4/15/2047             1,453
                                                                                                              ----------
                                                                                                                   1,903
                                                                                                              ----------
              Total Financials                                                                                     5,374
                                                                                                              ----------
              Total Commercial Mortgage Securities (cost: $5,526)                                                  5,374
                                                                                                              ----------

              U.S. TREASURY SECURITIES (27.1%)
              BONDS (27.1%)
      3,000   3.00%, 11/15/2045                                                                                    3,450
      2,000   3.00%, 5/15/2045(g)                                                                                  2,299
      2,000   3.02%, 5/15/2045 (STRIPS Principal)(h)                                                                 989
     32,000   3.09%, 8/15/2044 (STRIPS Principal)(h)                                                              16,195
                                                                                                              ----------
                                                                                                                  22,933
                                                                                                              ----------
              Total U.S. Treasury Securities (cost: $19,180)                                                      22,933
                                                                                                              ----------
              Total Bonds (cost: $46,138)                                                                         45,715
                                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES     SECURITY                                                                                             (000)
------------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (29.6%)

              COMMON STOCKS (21.9%)

              ENERGY (1.4%)
              -------------
              INTEGRATED OIL & GAS (1.4%)
    280,000   Gazprom PAO ADR                                                                                 $    1,212
                                                                                                              ----------

              FINANCIALS (10.7%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (5.8%)
    250,000   Apollo Investment Corp.                                                                              1,385
    100,000   Ares Capital Corp.                                                                                   1,420
    270,000   Prospect Capital Corp.                                                                               2,112
                                                                                                              ----------
                                                                                                                   4,917
                                                                                                              ----------
              REITs - MORTGAGE (4.9%)
    150,000   Hatteras Financial Corp.                                                                             2,460
    200,000   Two Harbors Investment Corp.                                                                         1,712
                                                                                                              ----------
                                                                                                                   4,172
                                                                                                              ----------
              Total Financials                                                                                     9,089
                                                                                                              ----------

              MATERIALS (9.8%)
              ----------------
              GOLD (8.5%)
    174,500   Alamos Gold, Inc. "A"                                                                                1,501
     88,599   AuRico Metals, Inc.*                                                                                    70
     75,000   Goldcorp, Inc.                                                                                       1,435
     49,180   Hycroft Mining Corp.*, acquired 5/30/2014-5/21/2015; cost $4,195(f),(i)                                 49
    300,000   Kinross Gold Corp.*                                                                                  1,467
     42,000   Newmont Mining Corp.                                                                                 1,643
    159,000   Novagold Resources, Inc.*                                                                              973
                                                                                                              ----------
                                                                                                                   7,138
                                                                                                              ----------
              SILVER (1.3%)
     47,000   Silver Wheaton Corp.                                                                                 1,106
                                                                                                              ----------
              Total Materials                                                                                      8,244
                                                                                                              ----------
              Total Common Stocks (cost: $22,590)                                                                 18,545
                                                                                                              ----------

              PREFERRED STOCKS (5.1%)

              CONSUMER STAPLES (2.5%)
              -----------------------
              AGRICULTURAL PRODUCTS (2.5%)
     20,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(a),(c)                       2,120
                                                                                                              ----------

              ENERGY (1.0%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (1.0%)
      3,000   Chesapeake Energy Corp., 5.75%, perpetual(a)                                                           845
                                                                                                              ----------

================================================================================

16  | USAA FLEXIBLE INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES     SECURITY                                                                                             (000)
------------------------------------------------------------------------------------------------------------------------
              FINANCIALS (1.6%)
              -----------------
              THRIFTS & MORTGAGE FINANCE (1.6%)
    300,000   Freddie Mac, 8.38%, perpetual*                                                                    $  1,354
                                                                                                                --------
              Total Preferred Stocks (cost: $6,387)                                                                4,319
                                                                                                                --------

              INVESTMENT COMPANIES (2.6%)
    134,502   Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund (cost: $1,953)                          2,187
                                                                                                                --------
              Total Equity Securities (cost: $30,930)                                                             25,051
                                                                                                                --------

              MONEY MARKET INSTRUMENTS (13.7%)

              MONEY MARKET FUNDS (13.7%)
 11,588,471   State Street Institutional Liquid Reserves Fund Premier Class, 0.47%(c),(k)
              (cost: $11,588)                                                                                     11,588
                                                                                                                --------

              TOTAL INVESTMENTS (COST: $88,656)                                                                 $ 82,354
                                                                                                                ========

------------------------------------------------------------------------------------------------------------------------
                                                                                                              UNREALIZED
NUMBER OF                                                                               CONTRACT           APPRECIATION/
CONTRACTS                                                        EXPIRATION               VALUE           (DEPRECIATION)
LONG/(SHORT)                                                        DATE                  (000)                    (000)
------------------------------------------------------------------------------------------------------------------------
              FUTURES (24.7%)
        (40)  E-mini S&P 500                                     09/16/2016             $ (4,180)                 $   (6)
        (70)  Japanese Yen Currency                              09/19/2016               (8,494)                   (318)
        (72)  Russell 2000 Mini                                  09/16/2016               (8,261)                     85
                                                                                        --------                  ------
              TOTAL FUTURES                                                             $(20,935)                 $ (239)
                                                                                        ========                  ======

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------------
ASSETS                                           (LEVEL 1)             (LEVEL 2)             (LEVEL 3)             TOTAL
------------------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                           $     -               $10,812                   $ -            $10,812
  Convertible Securities                                -                 2,325                     -              2,325
  Eurodollar and Yankee Obligations                     -                 1,420                     -              1,420
  Collateralized Mortgage Obligations                   -                 2,851                     -              2,851
  Commercial Mortgage Securities                        -                 5,374                     -              5,374
  U.S. Treasury Securities                          5,749                17,184                     -             22,933
Equity Securities:
  Common Stocks                                    18,496                     -                    49             18,545
  Preferred Stocks                                      -                 4,319                     -              4,319
  Investment Companies                              2,187                     -                     -              2,187
Money Market Instruments:
  Money Market Funds                               11,588                     -                     -             11,588
Futures(1)                                             85                     -                     -                 85
------------------------------------------------------------------------------------------------------------------------
Total                                             $38,105               $44,285                   $49            $82,439
------------------------------------------------------------------------------------------------------------------------

LIABILITIES                                       LEVEL 1               LEVEL 2               LEVEL 3              TOTAL
------------------------------------------------------------------------------------------------------------------------
Futures(1)                                        $  (324)              $     -                   $ -            $  (324)
------------------------------------------------------------------------------------------------------------------------
Total                                             $  (324)              $     -                   $ -            $  (324)
------------------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

------------------------------------------------------------------------------------------------------------------------
                                          RECONCILIATION OF LEVEL 3 INVESTMENTS
------------------------------------------------------------------------------------------------------------------------
                                                                              CONVERTIBLE
                                                                               SECURITIES                  COMMON STOCKS
------------------------------------------------------------------------------------------------------------------------
Balance as of December 31, 2015                                                    $1,444                            $12
Purchases                                                                               -                              -
Sales                                                                                   -                              -
Transfers into Level 3                                                                  -                              -
Transfers out of Level 3                                                            1,444                              -
Net realized gain (loss) on investments                                                 -                              -
Change in net unrealized appreciation/(depreciation) of investments                     -                             37
------------------------------------------------------------------------------------------------------------------------
Balance as of June 30, 2016                                                        $    -                            $49
------------------------------------------------------------------------------------------------------------------------

================================================================================

18  | USAA FLEXIBLE INCOME FUND

================================================================================

                           FAIR VALUE LEVEL TRANSFERS
                           --------------------------

For the period of January 1, 2016, through June 30, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                 TRANSFERS INTO             TRANSFERS INTO           TRANSFERS INTO
                                       (OUT OF)                   (OUT OF)                 (OUT OF)
ASSETS ($ IN 000s)                      LEVEL 1                    LEVEL 2                  LEVEL 3
---------------------------------------------------------------------------------------------------
Convertible Securities(I)                    $-                     $1,444                  $(1,444)
---------------------------------------------------------------------------------------------------

(I)Transferred from Level 3 to Level 2 as result of the securities no longer being a single broker quote.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 11.5% of net assets at June
    30, 2016.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S.
    dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities.
    CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities, but such maturities can be difficult to predict because of the effect of prepayments.

================================================================================

20  | USAA FLEXIBLE INCOME FUND

================================================================================

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent
    the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR    American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
           dollars.
    REIT   Real estate investment trust
    STRIPS Separate trading of registered interest and principal of securities

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of
        1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by
        Rule 144A, and as such has been deemed liquid by USAA Asset Management
        Company (the Manager) under liquidity guidelines approved by USAA Mutual
        Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) At June 30, 2016, the issuer was in default with respect to interest and/or principal payments.

    (c) The security, or a portion thereof, is segregated to cover the value of open futures contracts at June 30, 2016.

    (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at
        June 30, 2016.

    (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (f) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at
        June 30, 2016, was $1,952,000, which represented 2.3% of the Fund's net assets.

    (g) Securities with a value of $2,299,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (h) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (i) Security was fair valued at June 30, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $49,000, which represented 0.1% of the Fund's net assets.

================================================================================

22  | USAA FLEXIBLE INCOME FUND

================================================================================

    (j) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (k) Rate represents the money market fund annualized seven-day yield at
        June 30, 2016.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $88,656)                     $ 82,354
   Cash                                                                                  147
   Receivables:
       Capital shares sold                                                               132
       USAA Asset Management Company (Note 6C)                                            30
       Dividends and interest                                                            474
       Securities sold                                                                 1,977
                                                                                    --------
           Total assets                                                               85,114
                                                                                    --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                            75
   Variation margin on futures contracts                                                 238
   Accrued management fees                                                                39
   Accrued transfer agent's fees                                                           3
   Other accrued expenses and payables                                                    49
                                                                                    --------
           Total liabilities                                                             404
                                                                                    --------
               Net assets applicable to capital shares outstanding                  $ 84,710
                                                                                    ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                  $100,206
   Accumulated overdistribution of net investment income                                (139)
   Accumulated net realized loss on investments and futures transactions              (8,816)
   Net unrealized depreciation of investments and futures contracts                   (6,541)
                                                                                    --------
               Net assets applicable to capital shares outstanding                  $ 84,710
                                                                                    ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $50,065/5,353 shares outstanding)                 $   9.35
                                                                                    ========
       Institutional Shares (net assets of $29,599/3,160 shares outstanding)        $   9.37
                                                                                    ========
       Adviser Shares (net assets of $5,046/539 shares outstanding)                 $   9.35
                                                                                    ========

See accompanying notes to financial statements.

================================================================================

24  | USAA FLEXIBLE INCOME FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $2)                                  $    448
   Interest                                                                            1,086
                                                                                    --------
       Total income                                                                    1,534
                                                                                    --------
EXPENSES
   Management fees                                                                       221
   Administration and servicing fees:
       Fund Shares                                                                        44
       Institutional Shares                                                               13
       Adviser Shares                                                                      3
   Transfer agent's fees:
       Fund Shares                                                                        35
       Institutional Shares                                                               13
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                      6
   Custody and accounting fees:
       Fund Shares                                                                        24
       Institutional Shares                                                                9
       Adviser Shares                                                                      2
   Postage:
       Fund Shares                                                                         2
   Shareholder reporting fees:
       Fund Shares                                                                         7
       Institutional Shares                                                                1
   Trustees' fees                                                                         14
   Registration fees:
       Fund Shares                                                                        19
       Institutional Shares                                                               11
       Adviser Shares                                                                     11
   Professional fees                                                                      50
   Other                                                                                  10
                                                                                    --------
       Total expenses                                                                    495
   Expenses reimbursed:
       Fund Shares                                                                       (24)
       Institutional Shares                                                              (31)
       Adviser Shares                                                                    (12)
                                                                                    --------
            Net expenses                                                                 428
                                                                                    --------
NET INVESTMENT INCOME                                                                  1,106
                                                                                    --------

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS

   Net realized loss on:
       Investments                                                                  $(1,171)
       Futures transactions                                                          (2,102)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                   14,338
       Futures contracts                                                                159
                                                                                    -------
            Net realized and unrealized gain                                         11,224
                                                                                    -------
   Increase in net assets resulting from operations                                 $12,330
                                                                                    =======

See accompanying notes to financial statements.

================================================================================

26  | USAA FLEXIBLE INCOME FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended June 30, 2016 (unaudited), and year ended
December 31, 2015

--------------------------------------------------------------------------------------------------------

                                                                      6/30/2016               12/31/2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $ 1,106                  $ 6,328
   Net realized loss on investments                                      (1,171)                  (7,343)
   Net realized gain on long-term capital gain distributions
       from other investment companies                                        -                        2
   Net realized gain on foreign currency transactions                         -                       63
   Net realized gain (loss) on futures transactions                      (2,102)                     600
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                       14,338                  (11,341)
       Foreign currency translations                                          -                      (18)
       Futures contracts                                                    159                      944
                                                                        --------------------------------
       Increase (decrease) in net assets resulting from operations       12,330                  (10,765)
                                                                        --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                       (1,071)                  (2,702)
       Institutional Shares                                                (536)                  (2,944)
       Adviser Shares                                                       (88)                    (189)
                                                                        --------------------------------
           Total distributions of net investment income                  (1,695)                  (5,835)
                                                                        --------------------------------
   Net realized gains:
       Fund Shares                                                            -                     (617)
       Institutional Shares                                                   -                     (246)
       Adviser Shares                                                         -                      (46)
                                                                        --------------------------------
           Total distributions of net realized gains                          -                     (909)
                                                                        --------------------------------
       Distributions to shareholders                                     (1,695)                  (6,744)
                                                                        --------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                          (12,727)                  (1,572)
   Institutional Shares                                                   3,601                  (67,454)
   Adviser Shares                                                           204                      (40)
                                                                        --------------------------------
       Total net decrease in net assets from
               capital share transactions                                (8,922)                 (69,066)
                                                                        --------------------------------
   Net increase (decrease) in net assets                                  1,713                  (86,575)

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

NET ASSETS
   Beginning of period                                                   82,997                  169,572
                                                                        --------------------------------
   End of period                                                        $84,710                 $ 82,997
                                                                        ================================
Accumulated undistributed (overdistribution of)
         net investment income:
   End of period                                                        $  (139)                $    450
                                                                        ================================

See accompanying notes to financial statements.

================================================================================

28  | USAA FLEXIBLE INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Flexible Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek total return through a combination of income and capital appreciation.

The Fund consists of three classes of shares: Flexible Income Fund Shares (Fund
Shares), Flexible Income Fund Institutional Shares (Institutional Shares), and
Flexible Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The
Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management
    Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the
    New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board.
        The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's

================================================================================

30  | USAA FLEXIBLE INCOME FUND

================================================================================

        judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type;
        indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in
        Level 3.

    2.  Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued.
        If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3.  Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

        securities and, if necessary, the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on events that occur on a fairly regular basis (such as U.S.
        market movements) are significant and are categorized in Level 2 of the fair value hierarchy.

    4.  Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5.  Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7.  Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8.  In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

32  | USAA FLEXIBLE INCOME FUND

================================================================================

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices
    (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by quoted prices obtained from a broker-dealer participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

C.  DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at
    June 30, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.
    Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

34  | USAA FLEXIBLE INCOME FUND

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JUNE 30, 2016* (IN THOUSANDS)

                                             ASSET DERIVATIVES                 LIABILITY DERIVATIVES
    ----------------------------------------------------------------------------------------------------
                                     STATEMENT OF                         STATEMENT OF
    DERIVATIVES NOT                  ASSETS AND                           ASSETS AND
    ACCOUNTED FOR AS                 LIABILITIES                          LIABILITIES
    HEDGING INSTRUMENTS              LOCATION            FAIR VALUE       LOCATION            FAIR VALUE
    ----------------------------------------------------------------------------------------------------
    Equity contracts                 Net unrealized        $85**          Net unrealized        $  6**
                                     depreciation of                      depreciation of
                                     investments and                      investments and
                                     futures contracts                    futures contracts

    Foreign exchange contracts                               -            Net unrealized         318**
                                                                          depreciation of
                                                                          investments and
                                                                          futures contracts
    ----------------------------------------------------------------------------------------------------
    Total                                                  $85                                  $324
    ----------------------------------------------------------------------------------------------------

     * For open derivative instruments as of June 30, 2016, see the Portfolio of
       Investments, which also is indicative of activity for the six-month period ended June 30, 2016.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE
    SIX-MONTH PERIOD ENDED JUNE 30, 2016 (IN THOUSANDS)

                                                                                         CHANGE IN
                                                                                         UNREALIZED
    DERIVATIVES NOT                                                 REALIZED             APPRECIATION/
    ACCOUNTED FOR AS                 STATEMENT OF                   GAIN (LOSS)          (DEPRECIATION)
    HEDGING INSTRUMENTS              OPERATIONS LOCATION            ON DERIVATIVES       ON DERIVATIVES
    ----------------------------------------------------------------------------------------------------
    Equity contracts                 Net realized loss on             $  (753)               $ 273
                                     futures transactions /
                                     Change in net unrealized
                                     appreciation/(depreciation)
                                     of Futures contracts

    Foreign exchange contracts       Net realized loss on futures      (1,349)                (114)
                                     transactions / Change in
                                     net unrealized appreciation/
                                     (depreciation) of
                                     Futures contracts
    ----------------------------------------------------------------------------------------------------
    Total                                                             $(2,102)               $ 159
    ----------------------------------------------------------------------------------------------------

D.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the
    Internal Revenue Code of 1986, as amended, applicable to regulated

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery
    and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

G.  FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1.  Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

36  | USAA FLEXIBLE INCOME FUND

================================================================================

    2.  Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received.
    At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H.  EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the
    Fund's bank accounts may be used to directly reduce the Fund's expenses.
    For the six-month period ended June 30, 2016, there were no custodian and other bank credits.

I.  REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the
    Fund as an addition to paid in capital. For the six-month period ended June
    30, 2016, the Adviser Shares did not charge any redemption fees.

J.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the six-month period ended June 30, 2016, the Fund paid CAPCO facility fees of less than $500, which represents 0.1% of the total fees paid to CAPCO by the
USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of December 31,
2016, in accordance with applicable tax law.

================================================================================

38  | USAA FLEXIBLE INCOME FUND

================================================================================

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2015, the Fund had net capital loss carryforwards of $5,941,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                           CAPITAL LOSS CARRYFORWARDS
                        ---------------------------------
                                  TAX CHARACTER
                        ---------------------------------
                        (NO EXPIRATION)          BALANCE
                        ---------------        ----------
                        Short-Term             $2,755,000
                        Long-Term               3,186,000
                                               ----------
                          Total                $5,941,000
                                               ==========

For the six-month period ended June 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended June 30, 2016, were
$6,798,000 and $25,239,000, respectively.

As of June 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of June 30,
2016, were $7,804,000 and $14,106,000, respectively, resulting in net unrealized depreciation of $6,302,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At June 30, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                           SIX-MONTH PERIOD ENDED                     YEAR ENDED
                                               JUNE 30, 2016                       DECEMBER 31, 2015
------------------------------------------------------------------------------------------------------
                                           SHARES          AMOUNT               SHARES          AMOUNT
                                          ------------------------------------------------------------
FUND SHARES:
Shares sold                                   835        $  7,392                1,829        $ 17,097
Shares issued from reinvested
  dividends                                    77             668                  219           1,982
Shares redeemed                            (2,269)        (20,787)              (2,245)        (20,651)
                                          ------------------------------------------------------------
Net decrease from capital share
  transactions                             (1,357)       $(12,727)                (197)       $ (1,572)
                                          ============================================================
INSTITUTIONAL SHARES:
Shares sold                                   580        $  5,184                  130        $  1,199
Shares issued from reinvested
  dividends                                    61             536                  344           3,191
Shares redeemed                              (237)         (2,119)              (7,969)        (71,844)
                                          ------------------------------------------------------------
Net increase (decrease) from capital
  share transactions                          404        $  3,601               (7,495)       $(67,454)
                                          ============================================================
ADVISER SHARES:
Shares sold                                    39        $    352                    5        $     50
Shares issued from reinvested
  dividends                                     -**             4                    1               7
Shares redeemed*                              (16)           (152)                 (10)            (97)
                                          ------------------------------------------------------------
Net increase (decrease) from capital
  share transactions                           23        $    204                   (4)       $    (40)
                                          ============================================================

*Net of redemption fees, if any.
**Represents less than 500 shares.

================================================================================

40  | USAA FLEXIBLE INCOME FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the
    Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the six-month period ended June 30, 2016, the Fund had no subadviser(s).

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets. For the six-
    month period ended June 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $221,000.

B.  ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the
    Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and
    0.10% of average net assets of the Institutional Shares. For the six-month period ended June 30, 2016, the Fund Shares, Institutional Shares, and
    Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $44,000, $13,000, and $3,000, respectively.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended June 30, 2016, the Fund reimbursed the Manager
    $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C.  EXPENSE LIMITATION - The Manager agreed, through May 1, 2017, to limit the total annual operating expenses of the Fund Shares, Institutional

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    Shares, and Adviser Shares to 0.90%, 0.80%, and 1.15%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund
    Shares, Institutional Shares, and the Adviser Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through May 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended June 30, 2016, the Fund incurred reimbursable expenses from the Manager for the Fund Shares, Institutional
    Shares, and Adviser Shares of $24,000, $31,000, and $12,000, respectively, of which $30,000 was receivable from the Manager.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the
    Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended June 30, 2016, the Fund Shares, Institutional
    Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $35,000, $13,000, and less than $500, respectively.

E.  DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser
    Shares. Under the plan, the Adviser Shares pay fees to USAA Investment
    Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended June 30,
    2016, the Adviser Shares incurred distribution and service (12b-1) fees of
    $6,000.

================================================================================

42  | USAA FLEXIBLE INCOME FUND

================================================================================

F.  UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive
    12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of June 30, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
Cornerstone Conservative                                               5.3
Target Retirement Income                                               6.7
Target Retirement 2020                                                 8.1
Target Retirement 2030                                                 8.5
Target Retirement 2040                                                 4.6
Target Retirement 2050                                                 1.7
Target Retirement 2060                                                 0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At June 30, 2016,
USAA and its affiliates owned 1,004,000 Fund Shares and 500,000 Adviser Shares which represents 18.8% of the Fund Shares outstanding, 92.7% of the Adviser
Shares outstanding and 16.6% of the Fund's outstanding shares.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                 SIX-MONTH
                                                PERIOD ENDED                                           PERIOD ENDED
                                                  JUNE 30,                                             DECEMBER 31,
                                                -------------------------------------------------------------------
                                                   2016               2015               2014               2013***
                                                -------------------------------------------------------------------
Net asset value at beginning of period          $  8.31            $  9.59            $  9.99            $ 10.00
                                                ----------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                             .11                .41                .52(a)             .22(a)
  Net realized and unrealized gain (loss)          1.10              (1.21)              (.14)(a)           (.02)(a)
                                                ----------------------------------------------------------------
Total from investment operations                   1.21               (.80)               .38(a)             .20(a)
                                                ----------------------------------------------------------------
Less distributions from:
  Net investment income                            (.17)              (.39)              (.49)              (.18)
  Realized capital gains                              -               (.09)              (.29)              (.03)
                                                ----------------------------------------------------------------
Total distributions                                (.17)              (.48)              (.78)              (.21)
                                                ----------------------------------------------------------------
Net asset value at end of period                $  9.35            $  8.31            $  9.59            $  9.99
                                                ================================================================
Total return (%)*                                 14.73              (8.66)              3.69               2.02
Net assets at end of period (000)               $50,065            $55,762            $66,235            $31,636
Ratios to average net assets:**
  Expenses (%)(c)                                  1.03(b),(d)         .97(e)             .92               1.00(b)
  Expenses, excluding reimbursements (%)(c)        1.11(b)             .97                .92               1.00(b)
  Net investment income (%)                        2.43(b)            4.53               5.03               4.10(b)
Portfolio turnover (%)                                9                 36(f)              90(g)              39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $58,699,000.
*** Fund Shares commenced operations on July 12, 2013.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                      -                  -                  -               (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Effective May 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Fund Shares to 0.90% of the Fund Shares' average net assets.
(e) Prior to May 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.00% of the Fund Shares' average net assets.
(f) Reflects overall decrease in purchases and sales of securities.
(g) Partial year - Fund commenced operations on July 12, 2013.

================================================================================

44  | USAA FLEXIBLE INCOME FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                 SIX-MONTH
                                                PERIOD ENDED                                           PERIOD ENDED
                                                  JUNE 30,                                             DECEMBER 31,
                                                -------------------------------------------------------------------
                                                   2016               2015               2014               2013***
                                                -------------------------------------------------------------------
Net asset value at beginning of period          $  8.32            $  9.59            $  9.99            $ 10.00
                                                ----------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                             .11                .43(a)             .52                .24(a)
  Net realized and unrealized gain (loss)          1.12              (1.21)(a)           (.13)              (.03)(a)
                                                ----------------------------------------------------------------
Total from investment operations                   1.23               (.78)(a)            .39                .21(a)
                                                ----------------------------------------------------------------
Less distributions from:
  Net investment income                            (.18)              (.40)              (.50)              (.19)
  Realized capital gains                              -               (.09)              (.29)              (.03)
                                                ----------------------------------------------------------------
Total distributions                                (.18)              (.49)              (.79)              (.22)
                                                ----------------------------------------------------------------
Net asset value at end of period                $  9.37            $  8.32            $  9.59            $  9.99
                                                ================================================================
Total return (%)*                                 15.00              (8.46)              3.79               2.09
Net assets at end of period (000)               $29,599            $22,942            $98,348            $97,101
Ratios to average net assets:**
  Expenses (%)(c)                                   .80(b)             .80                .80                .80(b)
  Expenses, excluding reimbursements (%)(c)        1.04(b)             .86                .85                .88(b)
  Net investment income (%)                        2.69(b)            4.57               5.08               4.65(b)
Portfolio turnover (%)                                9                 36(e)              90(d)              39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $25,729,000.
*** Institutional Shares commenced operations on July 12, 2013.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                                      -                  -                  -               (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Partial year - Fund commenced operations on July 12, 2013.
(e) Reflects overall decrease in purchases and sales of securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                 SIX-MONTH
                                                PERIOD ENDED                                           PERIOD ENDED
                                                  JUNE 30,                                             DECEMBER 31,
                                                -------------------------------------------------------------------
                                                   2016               2015               2014               2013***
                                                -------------------------------------------------------------------
Net asset value at beginning of period           $ 8.31             $ 9.59             $ 9.99             $10.00
                                                 ---------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                             .10                .39                .47                .20(a)
  Net realized and unrealized gain (loss)          1.11              (1.21)              (.12)              (.01)(a)
                                                 ---------------------------------------------------------------
Total from investment operations                   1.21               (.82)               .35                .19(a)
                                                 ---------------------------------------------------------------
Less distributions from:
  Net investment income                            (.17)              (.37)              (.46)              (.17)
  Realized capital gains                              -               (.09)              (.29)              (.03)
                                                 ---------------------------------------------------------------
Total distributions                                (.17)              (.46)              (.75)              (.20)
                                                 ---------------------------------------------------------------
Net asset value at end of period                 $ 9.35             $ 8.31             $ 9.59             $ 9.99
                                                 ===============================================================
Total return (%)*                                 14.69              (8.86)              3.35               1.90
Net assets at end of period (000)                $5,046             $4,293             $4,989             $4,996
Ratios to average net assets:**
  Expenses (%)(c)                                  1.15(b)            1.19(f)            1.25               1.25(b)
  Expenses, excluding reimbursements (%)(c)        1.68(b)            1.33               1.55               1.54(b)
  Net investment income (%)                        2.37(b)            4.32               4.62               3.76(b)
Portfolio turnover (%)                                9                 36(e)              90(d)              39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2016, average net assets were
    $4,618,000.
*** Adviser Shares commenced operations on July 12, 2013.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                      -                  -                  -               (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Partial year - Fund commenced operations on July 12, 2013.
(e) Reflects overall decrease in purchases and sales of securities.
(f) Prior to May 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.25% of the Adviser Shares' average net assets.

================================================================================

46  | USAA FLEXIBLE INCOME FUND

================================================================================

EXPENSE EXAMPLE

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service
(12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2016, through June
30, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of
5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the
Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                          BEGINNING               ENDING             DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE        JANUARY 1, 2016-
                                        JANUARY 1, 2016        JUNE 30, 2016          JUNE 30, 2016
                                        ------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00             $1,147.30**             $5.50**

Hypothetical
  (5% return before expenses)               1,000.00              1,019.74**              5.17**

INSTITUTIONAL SHARES
Actual                                      1,000.00              1,150.00                4.28

Hypothetical
  (5% return before expenses)               1,000.00              1,020.89                4.02

ADVISER SHARES
Actual                                      1,000.00              1,146.90                6.14

Hypothetical
  (5% return before expenses)               1,000.00              1,019.14                5.77

*Expenses are equal to the annualized expense ratio of 1.03% for Fund Shares,
 0.80% for Institutional Shares, and 1.15% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 14.73% for Fund Shares, 15.00% for Institutional
 Shares, and 14.69% for Adviser Shares for the six-month period of January 1,
 2016, through June 30, 2016.

================================================================================

48  | USAA FLEXIBLE INCOME FUND

================================================================================

**The Funds' annualized expense ratio of 1.03% for the Fund Shares on the previous page reflects a change effective May 1, 2016, where the Manager voluntarily agreed to limit the annual expenses of the Fund Shares to 0.90% of the Fund Shares' average net assets. Had the expense limitation been in effect for the entire six-month period of January 1, 2016, through June 30, 2016, the values in the table on the previous page would be as shown below.

                                                                                     EXPENSES PAID
                                          BEGINNING               ENDING             DURING PERIOD
                                         ACCOUNT VALUE         ACCOUNT VALUE        JANUARY 1, 2016 -
                                        JANUARY 1, 2016        JUNE 30, 2016          JUNE 30, 2016
                                        -------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00             $1,147.30               $4.81

Hypothetical
  (5% return before expenses)               1,000.00              1,020.39                4.52

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the
Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as

================================================================================

50  | USAA FLEXIBLE INCOME FUND

================================================================================

compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the
Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The
Board considered the fees paid to the Manager and the services provided to the
Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes.
The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the
Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the
Manager. The Board also noted the level and method of computing the management fee. The Board also took into account management's discussion of the Fund's expenses.

================================================================================

52  | USAA FLEXIBLE INCOME FUND

================================================================================

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results.
The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its
Lipper index for the one-year period ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2015. The
Board took into account management's discussion of the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The
Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the
Manager may derive reputational and other benefits from its association with the
Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of
Fund's growth and size on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionately more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the
Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the
Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

54  | USAA FLEXIBLE INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
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   =============================================================================
   97757-0816                                (C)2016, USAA. All rights reserved.

ITEM 2. CODE OF ETHICS.
NOT APPLICABLE. This item must be disclosed only in annual reports.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
NOT APPLICABLE. This item must be disclosed only in annual reports.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
NOT APPLICABLE. This item must be disclosed only in annual reports.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not Applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Filed as part of the report to shareholders.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not Applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.
ITEM 11. CONTROLS AND PROCEDURES
The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust’s internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.
ITEM 12. EXHIBITS.
(a)	(1).NOT APPLICABLE. This item must be disclosed only in annual reports.

(a)	(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3). Not Applicable.
(b).	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: USAA MUTUAL FUNDS TRUST, Period Ended June 30, 2016
By:* /S/ DANIEL J. MAVICO
Daniel J. Mavico, Assistant Secretary
Date: 08/26/2016
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/S/ DANIEL S. MCNAMARA Daniel S. McNamara	President	Date: 08/23/2016
By:	/S/ ROBERTO GALINDO, JR. Roberto Galindo, Jr.	Treasurer	Date: 08/26/2016
*Print the name and title of each signing officer under his or her signature.